As filed with the Securities and Exchange Commission on April 27, 2005

Registration No. 33-13954

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 60        [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [   ]

Amendment No. 61       [X]

(Check appropriate box or boxes)

Pacific Select Fund

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices )	(Zip Code)

Registrant’s Telephone Number, including Area Code:       (949) 219-6767

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

     [   ]   immediately upon filing pursuant to paragraph (b)

     [X]  on May 1, 2005 pursuant to paragraph (b)

      [   ]  60 days after filing pursuant to paragraph (a)(1)

     [   ]  on (date) pursuant to paragraph (a)(1)

     [   ]   75 days after filing pursuant to paragraph (a)(2)

     [   ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT FUND

Prospectus dated May 1, 2005

This prospectus tells you about the Pacific Select Fund’s 34 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies. You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

Blue Chip Portfolio	AIM
Aggressive Growth Portfolio	AIM
Financial Services Portfolio	AIM
Diversified Research Portfolio	Capital Guardian
Equity Portfolio	Capital Guardian
American Funds Growth-Income Portfolio	Capital Research (adviser to the Master Growth-Income Fund)
American Funds Growth Portfolio	Capital Research (adviser to the Master Growth Fund)
Technology Portfolio	Columbia Management
Short Duration Bond Portfolio	Goldman Sachs
Concentrated Growth Portfolio	Goldman Sachs
(formerly called I-Net Tollkeeper PortfolioSM )
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Health Sciences Portfolio	Jennison
Mid-Cap Value Portfolio	Lazard
International Value Portfolio	Lazard
Capital Opportunities Portfolio	MFS
International Large-Cap Portfolio	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Fasciano Small Equity Portfolio	Neuberger Berman
(formerly called Aggressive Equity Portfolio)
Small-Cap Value Portfolio	NFJ
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Managed Bond Portfolio	PIMCO
Inflation Managed Portfolio	PIMCO
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Equity Income Portfolio	Putnam
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
VN Small-Cap Value Portfolio	Vaughan Nelson

You should be aware that the Securities and Exchange Commission has not reviewed any of these portfolios for their investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

(THIS PAGE INTENTIONALLY LEFT BLANK)

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Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (PL&A). Pacific Life Insurance Company is licensed to solicit life insurance and annuity products in all states except New York. Product availability and features may vary by state. Neither company is responsible for the insurance or annuity obligations of the other.

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PORTFOLIOS AT A GLANCE

This section is designed to help you understand the differences between the portfolios, including their investment goals, main investments and main risks and special considerations. You should also read the

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Blue Chip Portfolio AIM	Long-term growth of capital (current income is of secondary importance).

Aggressive Growth Portfolio AIM	Long-term growth of capital.

Financial Services Portfolio AIM	Long-term growth of capital.

Diversified Research Portfolio Capital Guardian	Long-term growth of capital.

Equity Portfolio Capital Guardian	Capital appreciation (current income is of secondary importance).

American Funds Growth-Income Portfolio Capital Research (adviser to the Master Growth-Income Fund)	Long-term growth of capital and income.

American Funds Growth Portfolio Capital Research (adviser to the Master Growth Fund)	Long-term growth of capital.

Technology Portfolio Columbia Management	Long-term growth of capital.

Short Duration Bond Portfolio Goldman Sachs	Current income (capital appreciation is of secondary importance).

Concentrated Growth Portfolio (formerly called I-Net Tollkeeper Portfolio SM) Goldman Sachs	Long-term growth of capital.

Growth LT Portfolio Janus	Long-term growth of capital.

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complete description of each portfolio in About the portfolios. Any time you invest in a portfolio, there is a risk you could lose money. Please read the prospectus carefully before you invest.

THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.	Price volatility, foreign investments, real estate investment trusts (REITs) and real estate operating companies (REOCs) and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small- and medium-sized growth companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty), liquidity, foreign investments, REITs and REOCs and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies and other investment-related or finance-related companies.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, interest rate, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Price volatility and foreign investments.

Equity securities of U.S. growth-oriented companies.	Price volatility, foreign investments and IPO.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Price volatility, foreign investments, interest rate, credit and master/ feeder mutual fund structure.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Price volatility, foreign investments, interest rate, credit and master/ feeder mutual fund structure.

Equity securities in the technology sector (including derivatives). Such companies include those the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Interest rate, mortgage-related securities, changes in inflation rate and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies of any size.	Price volatility, foreign investments, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Focused 30 Portfolio Janus	Long-term growth of capital.

Health Sciences Portfolio Jennison	Long-term growth of capital.

Mid-Cap Value Portfolio Lazard	Capital appreciation.

International Value Portfolio Lazard	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.
Capital Opportunities Portfolio MFS	Long-term growth of capital.

International Large-Cap Portfolio MFS	Long-term growth of capital.
Equity Index Portfolio Mercury Advisors	Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Small-Cap Index Portfolio Mercury Advisors	Investment results that correspond to the total return of an index of small capitalization companies.

Fasciano Small Equity Portfolio (formerly called Aggressive Equity Portfolio) Neuberger Berman	Capital appreciation.

Small-Cap Value Portfolio NFJ	Long-term growth of capital.
Multi-Strategy Portfolio Oppenheimer	High total return.

Main Street® Core Portfolio Oppenheimer	Long-term growth of capital and income.

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THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
U.S. and foreign equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies in the health sciences sector (including derivatives). Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities with the potential for long-term growth of capital.	Price volatility, foreign investments and emerging countries.

Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, emerging countries, geographic concentration and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions) and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to have sustainable earnings growth.	Price volatility, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to be undervalued.	Price volatility, foreign investments, interest rate, credit and liquidity.

A mix of equity and fixed income securities.	Price volatility, interest rate, changes in inflation rate, credit, mortgage-related securities, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of large U.S. companies.	Price volatility, interest rate, credit, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Emerging Markets Portfolio Oppenheimer	Long-term growth of capital.

Managed Bond Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Inflation Managed Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Money Market Portfolio Pacific Life	Current income consistent with preservation of capital.
High Yield Bond Portfolio Pacific Life	High level of current income.

Equity Income Portfolio Putnam	Current income (capital growth is of secondary importance).
Large-Cap Value Portfolio Salomon Brothers	Long-term growth of capital (current income is of secondary importance).

Comstock Portfolio Van Kampen	Long-term growth of capital.
Mid-Cap Growth Portfolio Van Kampen	Long-term growth of capital.

Real Estate Portfolio Van Kampen	Current income and long-term capital appreciation.
VN Small-Cap Value Portfolio Vaughan Nelson	Long-term growth of capital.

Each portfolio is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except

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THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility, foreign investments and emerging countries.

Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Highest quality money market instruments believed to have limited credit risk.	Interest rate, changes in inflation rate and credit. Intended to have the least investment risk of all of the portfolios.

Fixed income securities with lower and medium- quality credit ratings and intermediate to long terms to maturity.	Price volatility, changes in inflation rate, credit, interest rate, liquidity and foreign investments.

Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Price volatility, foreign investments, emerging countries, interest rate, credit and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of large U.S. companies.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities with the potential for long-term growth of capital and income.	Price volatility, foreign investments, emerging countries, interest rate, changes in inflation rate, credit, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of medium-sized companies believed to have above-average growth potential.	Price volatility, foreign investments, emerging countries, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of companies in the U.S. real estate industry, including REITs and REOCs.	Industry/sector concentration, non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio and because of concentration of investments in a narrow industry sector), price volatility, REITs and REOCs, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities of small companies believed to be undervalued.	Price volatility, REITs and REOCs, interest rate, credit, foreign investments, emerging countries, liquidity and IPO.

for the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, a portfolio’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Select Fund board of trustees may change non-fundamental investment policies of the portfolios without shareholder approval.

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ABOUT THE PORTFOLIOS

BLUE CHIP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments. Blue chip companies are large and medium-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions. The portfolio manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent eleven-month period, based on month-end data, plus the most recent data during the current month. The portfolio may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)) and up to 15% of its assets in equity and/or debt real estate investment trusts. Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds, ADRs and EDRs. The portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the portfolio’s assets. Synthetic instruments are instruments that have economic characteristics similar to direct investments.

The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The portfolio seeks to balance growth, value and quality when selecting stocks. Such companies generally have superior growth prospects compared to other companies in the same industry, possess proprietary technology which the managers believe have the potential to bring about major changes within an industry, have leading sales within an industry, or the potential to become a market leader. The managers also look for companies that have faster earnings growth than their competitors and the market in general, maintain higher profit margins relative to their competitors, stronger cash flow relative to their competitors, and a balance sheet with relatively low debt and a high return on equity relative to their competitors.

The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above. When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.69%; 3rd quarter 2001: (18.80)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Blue Chip Portfolio	4.65%	(5.69)%
S&P 500 Index[1]	10.87%	(0.52)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)
The following individuals are primarily responsible for the day-to-day management of the portfolio.

Monika H. Degan, CFA, is a lead manager and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has over 13 years of investment experience and a BA and an MBA from the University of Houston. As the lead manager, Ms. Degan generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Degan may perform these functions, and the nature of these functions, may change from time to time.
Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

They are assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

AGGRESSIVE GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests primarily in common stocks of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products,

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ABOUT THE PORTFOLIOS

services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of these factors materially change. The portfolio may invest up to 25% of its assets in equity and/or debt real estate investment trusts, although the manager generally does not expect to invest more than 15% of its assets at the present time. The portfolio may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts and European Depositary Receipts). The portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of its assets.

Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity
•	foreign investments
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Aggressive Growth Portfolio	11.88%	(3.06)%
Russell Midcap Growth Index[1]	15.48%	(1.14)%

[1]	The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)

Jay K. Rushin, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. As the lead manager, Mr. Rushin generally has final authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

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The degree to which Mr. Rushin may perform these functions, and the nature of these functions, may change from time to time. Mr. Rushin has a BA from Florida State University.

He is assisted by AIM’s Aggressive Growth Team, which is comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FINANCIAL SERVICES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the financial services sector. The financial services sector includes banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies, and other investment-related or finance-related companies.

A company is considered part of the financial services sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. In general, the manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager places a greater emphasis on companies that are increasing their revenue streams along with their earnings. The manager seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments – although securities prices of financial services companies generally are interest rate sensitive.

The manager prefers companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. The manager adjusts portfolio weightings depending on current economic conditions and relative valuations of securities.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	industry/sector concentration

•	price volatility
•	liquidity
•	regulatory impact
•	interest rate
•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

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ABOUT THE PORTFOLIOS

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.56%; 3rd quarter 2002: (15.41)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Financial Services Portfolio	8.72%	2.66%
S&P 500 Index[1]	10.87%	(0.52)%
S&P 500 Financials Index[2]	10.89%	3.09%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The S&P 500 Financials Index, a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Michael J. Simon, CFA, a senior portfolio manager at AIM, has been responsible for the portfolio since 2004. He joined AIM in 2001 and previously worked at Luther King Capital Management as a vice president, equity analyst and portfolio manager from 1996 through 2001. Mr. Simon has over 15 years of experience as an investment professional. He has a BBA from Texas Christian University and an MBA from the University of Chicago.
Meggan M. Walsh, CFA, a senior portfolio manager at AIM, has been responsible for the portfolio since 2004. She joined AIM in 1991 and has over 17 years of experience as an investment professional. Ms. Walsh has a BS from the University of Maryland and an MBA from Loyola College.

They are assisted by a team of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

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DIVERSIFIED RESEARCH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. This portfolio may invest up to 15% of its assets in securities of companies outside the U.S. Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.54%; 3rd quarter 2002: (17.98)%

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ABOUT THE PORTFOLIOS

Average annual total return		5 years/
as of December 31, 2004	1 year	Since inception

Diversified Research Portfolio	11.20%	3.69%
S&P 500 Index[1]	10.87%	(2.30)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The portfolio is managed by a team of research analysts led by:
Alan J. Wilson, is vice president and a director of Capital Guardian. He is also an executive vice president and U.S. research director of Capital International Research, Inc. (CIRI), the research arm and a subsidiary of Capital Guardian. He is also a portfolio manager for CIRI with investment analyst responsibilities, specializing in U.S. energy equipment and construction and engineering. Mr. Wilson joined Capital Guardian in 1991. He has a BS from the Massachusetts Institute of Technology and an MBA from Harvard University Graduate School of Business Administration. As a research coordinator for the portfolio, Mr. Wilson facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 26 research analysts. The research analysts have an average of 15 years investment experience and an average of 12 years with Capital Guardian or its affiliates.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EQUITY PORTFOLIO

Investment goal — seeks capital appreciation; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S. The portfolio will normally be invested primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalizations greater than $1.5 billion at the time of purchase.

The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

The portfolio may invest up to 10% of its assets in American Depositary Receipts.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Capital Guardian Trust Company has managed substantially similar accounts see Performance of comparable accounts.

16

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Equity Portfolio[1]	5.14%	(10.87)%	6.64%
Russell 1000 Growth Index[2]	6.30%	(9.29)%	9.59%

[1]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
David I. Fisher, chairman of the board of Capital Guardian, has 39 years of experience as an investment professional, including the past 36 years with the Capital organization. He has a BS from the University of California at Berkeley and an MBA from the University of Missouri.
Jim S. Kang, vice president of Capital Guardian, has 17 years of experience as an investment professional, including the past 16 years with the Capital organization. He has a BS from the University of California at Los Angeles and an MBA from Columbia University.
Michael R. Ericksen, senior vice president of Capital Guardian, has 23 years of experience as an investment professional, including the past 18 years with the Capital organization. He has an AB from Harvard College and an MBA from Harvard University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

AMERICAN FUNDS GROWTH-INCOME PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital and income.

Main investments — invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). In turn, the Master Growth-Income Fund seeks to make shareholders’ investments grow and to provide income over time by investing primarily in common stocks or other securities which demonstrate

17

ABOUT THE PORTFOLIOS

the potential for appreciation and/or dividends. The Master-Growth Income Fund is designed for investors seeking both long-term growth of capital and income.

The Master Growth-Income Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index.

Risks — Through its investment in the Master Growth-Income Fund, the American Funds Growth-Income Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments

•	interest rate

•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth-Income Fund are set forth in the prospectus and statement of additional information of the Master Growth-Income Fund. The statement of additional information is available upon request.

The American Funds Growth-Income Portfolio may hereinafter be referred to as a “Feeder Portfolio.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth-Income Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth-Income Fund are listed below:

James K. Dunton is a senior vice president and director of Capital Research. Mr. Dunton has been employed in the investment management area of Capital Research or its affiliates for the past 42 years.
Alan N. Berro is a senior vice president of Capital Research Company (CRC). Mr. Berro has been employed in the investment management area of Capital Research or its affiliates for the past 13 years.
Claudia P. Huntington is a senior vice president of Capital Research. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for the past 29 years.
Robert G. O’Donnell is a senior vice president and director of Capital Research. Mr. O’Donnell has been employed in the investment management area of Capital Research or its affiliates for the past 29 years.
C. Ross Sappenfield is a vice president of CRC. Mr. Sappenfield has been employed in the investment management area of Capital Research or its affiliates for the past 7 years.

With respect to the individuals listed, the Master Growth-Income Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth-Income Fund.

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PERFORMANCE OF THE MASTER FUND ADJUSTED FOR FEEDER PORTFOLIO FEES

The bar chart shows you the hypothetical performance of the Master Growth-Income Fund managed by Capital Research, adjusted to reflect the additional fees and expenses of the Pacific Select Fund American Funds Growth-Income Portfolio.

This portfolio has no historical performance to report because it started on May 1, 2005. The bar chart presents the hypothetical performance of the Feeder Portfolio, based on the actual historical performance of the Master Growth-Income Fund for the past 10 years, adjusted to reflect the estimated expenses of the Feeder Portfolio, as if the Feeder Portfolio had invested in the Master Growth-Income Fund for the periods presented. The table below the bar chart compares hypothetical portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. Performance information for the Master Growth-Income Fund was provided by Capital Research, and is not within the control of, and has not been independently verified by, Pacific Select Fund or Pacific Life.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1998: 18.85%; 3rd quarter 2002: (18.70)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Master Growth-Income Fund (%)	9.99%	5.35%	12.70%
S&P 500 Index (%)[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

AMERICAN FUNDS GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests all of its assets in Class 2 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund; together with the Master Growth-Income Fund, the Master Funds). In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stock of companies that appear to offer superior opportunities for growth of capital.

19

ABOUT THE PORTFOLIOS

The Master Growth Fund is designed for investors seeking long-term growth of capital principally through investment in common and preferred stocks. The Master Growth Fund may also purchase convertible securities, fixed income securities, cash and cash equivalents. Investors in the Master Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index. In addition, the Master Growth Fund may invest up to 10% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.

Risks — Through its investment in the Master Growth Fund, the American Funds Growth Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments

•	interest rate

•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth Fund are set forth in the prospectus and statement of additional information of the Master Growth Fund. The statement of additional information is available upon request.

The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio may each hereinafter be referred to as a “Feeder Portfolio” or collectively as the “Feeder Portfolios.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth Fund are listed below:

Donald D. O’Neal is a senior vice president of Capital Research. Mr. O’Neal has been employed in the investment management area of Capital Research or its affiliates for the past 19 years.
Gordon Crawford is a senior vice president and director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 33 years.
J. Blair Frank is a vice president of Capital Research Company (CRC). Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 9 years.
Donnalisa Barnum is a senior vice president of CRC. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 17 years.
Ronald B. Morrow is a senior vice president of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 7 years.

With respect to the individuals listed, the Master Growth Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth Fund.

20

PERFORMANCE OF THE MASTER FUND ADJUSTED FOR FEEDER PORTFOLIO FEES

The bar chart shows you the hypothetical performance of the Master Growth Fund managed by Capital Research, adjusted to reflect the additional fees and expenses of the Pacific Select Fund American Funds Growth Portfolio.

This portfolio has no historical performance to report because it started on May 1, 2005. The bar chart presents the hypothetical performance of the Feeder Portfolio, based on the actual historical performance of the Master Growth Fund for the past 10 years, adjusted to reflect the estimated expenses of the Feeder Portfolio, as if the Feeder Portfolio had invested in the Master Growth Fund for the periods presented. The table below the bar chart compares hypothetical portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. Performance information for the Master Growth Fund was provided by Capital Research, and is not within the control of, and has not been independently verified by, Pacific Select Fund or Pacific Life.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1999: 30.71%; 3rd quarter 2001: (27.17)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Master Growth Fund (%)	12.10%	(0.52)%	14.82%
S&P 500 Index (%)[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

TECHNOLOGY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments. The technology companies in which the portfolio invests include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

21

ABOUT THE PORTFOLIOS

This portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. Stock selection decisions are driven by proprietary systematic valuation models.

This portfolio will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). The portfolio may also invest up to 33% of its assets in foreign securities including Brady bonds. American Depositary Receipts, Global Depositary Receipts and NASDAQ listed foreign securities are excluded for purposes of this limitation.

The manager may also invest in derivatives (such as options and financial futures contracts) to try to achieve the portfolio’s investment goal.

Risks — The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments and subject to government regulation, including product approval. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions. This portfolio may be affected by the following risks, among others:

•	industry/sector concentration

•	price volatility
•	liquidity
•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%

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Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Technology Portfolio[1]	3.66%	(17.27)%
Merrill Lynch 100 Technology Index[2]	7.14%	(8.10)%
S&P 500 Index[3]	10.87%	(0.52)%

[1]	Columbia Management Advisors, Inc. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The Merrill Lynch 100 Technology Index, an equally weighted index of 100 leading technology stocks, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Columbia Management Advisors, Inc. (Columbia Management)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Wayne M. Collette, CFA, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2001. Previously, Mr. Collette was an assistant vice president and equity research associate at Schroder Capital Management from 1997 through 1999 and an associate portfolio manager of Neuberger Berman from 1999 through 2001.
Trent E. Nevills, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2003. Previously, Mr. Nevills was an equity analyst for Federated Investors, Inc. from 1997 through 1999 and a portfolio manager and assistant vice president from 1999 through 2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000 through 2003.
Theodore R. Wendell, CFA, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2000 and has been with Columbia Management since then, except between June and August 2004. Previously, he served as an equity research associate for three years at State Street Research and Management.

All portfolio managers will actively manage the portfolio on a day-to-day basis, although each may focus on particular sectors or stock selections.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SHORT DURATION BOND PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income; capital appreciation is of secondary importance.

Main investments — invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

23

ABOUT THE PORTFOLIOS

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The portfolio may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Risks — may be affected by the following risks, among others:

•	interest rate

•	mortgage-related securities

•	changes in inflation rate

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2004: 1.12%; 2nd quarter 2004: (0.89)%

Average annual total return		Since inception
as of December 31, 2004	1 year	(May 1, 2003)

Short Duration Bond Portfolio	1.21%	1.30%
Merrill Lynch 1-3 Year Treasury Index[1]	0.91%	1.21%

[1]	The Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.

24

Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001.

James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.

They are assisted by a team of investment professionals. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

CONCENTRATED GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 90% of its assets in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth. While the portfolio will normally emphasize stocks of large companies, the portfolio may invest in securities of companies of any capitalization. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 10% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies, and 10% of its assets in fixed income securities, such as government, corporate and bank obligations.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Goldman Sachs has managed substantially similar accounts, see Performance of comparable accounts.

25

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%

Average annual total return		Since inception
as of December 31, 2004	1 year	(May 1, 2000)

Concentrated Growth Portfolio[1]	12.66%	(15.94)%
Russell 1000 Growth Index[2]	6.30%	(10.31)%
S&P 500 Index[3]	10.87%	(2.29)%

[1]	Effective February 1, 2005, the portfolio changed its name from I-Net Tollkeeper and investment strategy from I-Net Tollkeeper companies to a large-capitalization growth mandate.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The Growth Team operates as an Investment Committee, led by the individuals listed below, who are primarily responsible for the day-to-day management of the portfolio.
Herbert E. Ehlers is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He has been the lead manager of the Growth Team since its inception in 1981.
David G. Shell, CFA, is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He joined the Growth Team in 1987. He was a senior portfolio manager at Liberty Investment Management (Liberty) prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Shell joined Liberty’s predecessor firm Eagle Asset Management (Eagle), in 1987.
Steven M. Barry is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. Prior to joining Goldman Sachs in 1999, he was a portfolio manager at Alliance Capital Management for eleven years.
Gregory H. Ekizian, CFA, is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He was a senior portfolio manager at Liberty prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Ekizian joined Liberty’s predecessor firm, Eagle, in 1987.

They are assisted by other members of Goldman Sachs’ Growth Team. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

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GROWTH LT PORTFOLIO

Investment goal — seeks long-term growth of capital.

Main investments — invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The portfolio may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may also invest in debt securities and indexed/ structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (junk) bonds. The portfolio may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds. The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments

•	credit

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

27

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Growth LT Portfolio	10.40%	(10.34)%	12.51%
S&P 500 Index[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio.
David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth College and an MBA from Columbia University.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FOCUSED 30 PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

28

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

The portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high-yield (junk) bonds. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The manager may use derivatives (such as options and future contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be subject to more credit risk than certain other portfolios because of its ability to invest in high-yield investments, especially during periods of economic uncertainty or economic downturns. This portfolio may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments

•	interest rate

•	credit

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 22.95%; 1st quarter 2001: (20.83)%

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ABOUT THE PORTFOLIOS

Average annual total return		Since inception
as of December 31, 2004	1 year	(October 2, 2000)

Focused 30 Portfolio	14.85%	(4.41)%
S&P 500 Index[1]	10.87%	(2.38)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Ron V. Sachs, CFA, joined Janus in 1996, and is the manager and executive vice president of a similar fund managed by Janus. He also manages private accounts with a similar aggressive growth strategy. He has a BA from Princeton University and obtained his law degree from the University of Michigan.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HEALTH SCIENCES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

30

Risks — may be affected by the following risks, among others:

•	industry/sector concentration

•	price volatility
•	liquidity
•	regulatory impact
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 13.54%; 1st quarter 2001: (17.39)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Health Sciences Portfolio[1]	7.54%	(0.68)%
S&P SuperComposite 1500 Index[2]	11.78%	0.46%
S&P SuperComposite Health Care Index[3]	3.34%	(3.26)%
S&P 500 Index[4]	10.87%	(0.52)%

[1]	Jennison Associates LLC began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[2]	The S&P SuperComposite 1500 Index, an index made up of the S&P 500 Index, the S&P MidCap 400 Stock Index and the S&P SmallCap 600 Index, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P SuperComposite Health Care Index, an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SuperComposite 1500 Index. Results include reinvested dividends.

[4]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Jennison Associates LLC (Jennison)

Jennison typically follows a team approach in the management of this portfolio, while preserving individual accountability. The team meets regularly to review the portfolio holdings and discuss purchase and sales

31

ABOUT THE PORTFOLIOS

activity of all accounts in the strategy. The portfolio managers for the portfolio are supported by members of Jennison’s research team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David Chan, CFA, is an executive vice president and portfolio manager at Jennison. He generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the health care area. Mr. Chan has a BA from Harvard University and an MBA from Columbia University.
Michael A. Del Balso is an executive vice president and portfolio manager at Jennison. He is also Jennison’s director of research for growth equity. Mr. Del Balso has been a part of the Jennison investment team since 1972. He has a BS from Yale University and an MBA from Columbia University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MID-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks capital appreciation.

Main investments — invests at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of December 31, 2004, the market capitalization range of the Russell Midcap Index was approximately between $631 million and $33.8 billion. Typically the portfolio manager purchases stocks with market capitalizations between $1 billion and $10 billion.

The portfolio management team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities, including up to 15% of its assets in foreign securities. The portfolio may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the portfolio’s net assets.

The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

32

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Mid-Cap Value Portfolio	25.08%	14.35%	12.78%
Russell Midcap Index[1]	20.22%	7.59%	9.30%

[1]	The Russell Midcap Index, an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Portfolio manager — Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Andrew D. Lacey is a deputy chairman at Lazard and has over 9 years of investment experience. He became a full-time member of Lazard’s equity team in 1996. He has a BA from Wesleyan University and an MBA from Columbia University.
Christopher H. Blake is a managing director and a portfolio manager at Lazard and has over 8 years of investment experience. He joined Lazard in 1995 and has a BSBA from the University of Denver.
Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and has over 21 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

33

ABOUT THE PORTFOLIOS

INTERNATIONAL VALUE PORTFOLIO

Investment goal — seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments — invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values. The portfolio may invest in American Depositary Receipts and Global Depositary Receipts. The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The portfolio normally concentrates its investments in a core group of 30-45 issuers. The allocation of the portfolio’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the portfolio’s assets primarily in established companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 16.13%; 3rd quarter 2002: (22.10)%

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Average annual total return
as of December 31, 2004	1 year	5 years	10 years

International Value Portfolio[1]	16.42%	(2.39)%	5.40%
MSCI EAFE Index[2]	20.25%	(1.13)%	5.62%

[1]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
John R. Reinsberg is a deputy chairman at Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. Mr. Reinsberg joined Lazard in 1992. He has a BA from the University of Pennsylvania and an MBA from Columbia University.
Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. Mr. Bennett is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. He is a CPA, has a BS from New York University and an MBA from the University of Chicago.
Gabrielle Boyle is a senior managing director and portfolio manager at Lazard and has over 14 years of investment experience. She joined Lazard in 1993. Ms. Boyle is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA from University College, Dublin.
Michael Powers is a managing director of Lazard and has over 14 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. Mr. Powers joined Lazard in 1990. He has a BA from Brown University and an MBA from Long Island University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

CAPITAL OPPORTUNITIES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

The portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed

35

ABOUT THE PORTFOLIOS

quantity of a foreign currency at a future date. This portfolio may invest up to 35% of its assets in foreign securities, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those of emerging market countries.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 18.10%; 3rd quarter 2001: (25.33)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Capital Opportunities Portfolio	12.69%	(2.98)%
S&P 500 Index[1]	10.87%	(0.52)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
S. Irfan Ali is a senior vice president of MFS. Mr. Ali has been employed in the investment management area of MFS since 1993. He has a BA and an MBA from Harvard.
Kenneth J. Enright is a senior vice president of MFS. Mr. Enright has been employed in the investment management area of MFS since 1986. He has a BS from Boston State College and an MBA from Babson College.
Alan T. Langsner is a vice president of MFS. Mr. Langsner has been employed in the investment management area of MFS since 1999.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

36

INTERNATIONAL LARGE-CAP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-cap companies have a market capitalization of $3 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows and a recurring revenue stream; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	geographic concentration
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how MFS Investment Management has managed substantially similar accounts see Performance of comparable accounts.

37

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 17.38%; 3rd quarter 2002: (21.48)%

Average annual total return		5 years/
as of December 31, 2004	1 year	Since inception

International Large-Cap Portfolio[1]	18.60%	(3.94)%
MSCI EAFE Index[2]	20.25%	(1.13)%

[1]	MFS began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
David R. Mannheim is a senior vice president at MFS. Mr. Mannheim has been employed in the investment management area of MFS since 1988.
Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EQUITY INDEX PORTFOLIO

Investment goal — seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

Main investments — invests at least 80% of its assets in equity securities of companies that are included in the S&P 500 Index or representative of that index (including derivatives). The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

38

The portfolio management team has two objectives:

•	match the returns of the index before taking into account portfolio costs

The portfolio usually holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility
•	derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34)%

39

ABOUT THE PORTFOLIOS

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Equity Index Portfolio[1]	10.58%	(2.57)%	11.72%
S&P 500 Index[2]	10.87%	(2.30)%	12.07%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Vincent J. Costa, CFA, has been a managing director of MLIM since 2005. He was a director of MLIM from 1999 to 2005 and has been a member of the portfolio’s management team since 2004. Mr. Costa is MLIM’s Head of Quantitative Investments and has over eighteen years of experience in investing and in managing index investments.
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has ten years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has thirteen years of experience in investing and in managing index investments.

The team is jointly responsible for the day-to-day management of the portfolio. Mr. Costa is the overall investment supervisor for the portfolio, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SMALL-CAP INDEX PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks investment results that correspond to the total return of an index of small capitalization companies.

Main investments — invests at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required and transaction costs are reduced.

The portfolio management team has two objectives:

•	match the returns of the index before taking into account portfolio costs

The portfolio can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

40

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 23.29%; 3rd quarter 2002: (21.76)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Small-Cap Index Portfolio[1]	17.76%	5.93%	8.06%
Russell 2000 Index[2]	18.33%	6.61%	8.92%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

41

ABOUT THE PORTFOLIOS

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Vincent J. Costa, CFA has been a managing director of MLIM since 2005. He was a director of MLIM from 1999 to 2005 and has been a member of the portfolio’s management team since 2004. Mr. Costa is MLIM’s Head of Quantitative Investments and has over eighteen years of experience in investing and in managing index investments.
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has ten years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has thirteen years of experience in investing and in managing index investments.

The team is jointly responsible for the day-to-day management of the portfolio. Mr. Costa is the overall investment supervisor for the portfolio, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FASCIANO SMALL EQUITY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks capital appreciation; no consideration is given to income.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the portfolio first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The portfolio manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.

In choosing companies that the manager believes are likely to achieve the portfolio’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the portfolio in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The portfolio may also engage in short sales against the box, as long as no more than 15% of the portfolio’s net assets would be subject to such short sales at any time.

42

The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit

•	liquidity

•	derivatives, synthetics, forward, commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Neuberger Berman Management Inc. has managed substantially similar accounts see Performance of comparable accounts.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%

Average annual total return			Since inception
as of December 31, 2004	1 year	5 years	(April 1, 1996)

Fasciano Small Equity Portfolio[1]	18.94%	(4.97)%	2.59%
Russell 2000 Index[2]	18.33%	6.61%	9.47%
Russell 2500 Index[3]	18.29%	8.35%	11.55%

[1]	Neuberger Berman Management Inc. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Russell 2500 Index, an index of the stocks of approximately 2,500 mid-capitalization U.S. companies. Results include reinvested dividends.

Portfolio manager — Neuberger Berman Management Inc. (Neuberger Berman)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.

43

ABOUT THE PORTFOLIOS

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in companies with market capitalizations of between $100 million and $2 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings (P/E) ratios relative to the market and their respective industry groups. In seeking income, the portfolio invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks. This portfolio may invest up to 25% of its total assets in securities of foreign issuers.

The portfolio manager uses a value investing style. The manager screens small capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100 stocks in equal amounts in the portfolio without having more than 10% of its assets in securities of issuers in a single industry. The portfolio may invest up to 20% of its assets in short-term debt obligations.

Risks — A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. This portfolio may be affected by the following risks, among others:

•	price volatility

•	foreign investments

•	interest rate

•	credit

•	liquidity

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

44

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 13.67%; 3rd quarter 2004: 1.05%

Average annual total return		Since inception
as of December 31, 2004	1 Year	(May 1, 2003)

Small-Cap Value Portfolio	24.41%	31.38%
Russell 2000 Value Index[1]	22.25%	38.34%

[1]	The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

Portfolio manager — NFJ Investment Group L.P. (NFJ)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
J. Chris Najork, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience encompassing equity research and portfolio management. He has a BA and MBA from Southern Methodist University.
Benno J. Fischer, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience in portfolio management, investment analysis and research. He has a BA and JD from Oklahoma University and an MBA from New York University.
Paul A. Magnuson, managing director, has been a portfolio manager with NFJ since 1992 and has over 19 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.
E. Clifton Hoover, CFA, managing director, has been a portfolio manager with NFJ since 1997 and has over 19 years experience in financial analysis and portfolio management. He has a BBA and MBA from Texas Tech University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MULTI-STRATEGY PORTFOLIO

Investment goal — seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

Main investments — invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.

Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s

45

ABOUT THE PORTFOLIOS

assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, American Depositary Receipts (ADRs), and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.

Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase Brady bonds. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating. The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.

This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions. This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market countries. ADRs are excluded from this limit. This portfolio may invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

The manager may also invest in derivatives (such as futures contracts) to help achieve the portfolio’s investment goal.

Risks — invests in a mix of equity and fixed income securities. This portfolio may be affected by the following risks, among others:

•	price volatility
•	interest rate

•	changes in inflation rate

•	credit
•	mortgage-related securities
•	foreign investments
•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

46

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.33%; 3rd quarter 2002: (8.52)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Multi-Strategy Portfolio[1]	9.81%	3.23%	9.60%
Lehman Brothers Aggregate Bond Index[2]	4.34%	7.71%	7.72%
S&P 500 Index[3]	10.87%	(2.30)%	12.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. On January 1, 1994 the investment objective and some investment policies changed.

[2]	The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Emmanuel Ferreira, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2003 and was formerly a portfolio manager at Lashire Investments from 1999 through 2002.
Christopher Leavy, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2000 and was formerly a portfolio manager at Morgan Stanley Dean Witter Investment Management from 1997 through September 2000.
Angelo Manioudakis, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2002 and was formerly an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from 1993 through 2002.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MAIN STREET CORE PORTFOLIO

Investment goal — seeks long-term growth of capital and income.

Main investments — invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the portfolio manager focuses on U.S.

47

ABOUT THE PORTFOLIOS

companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.

Risks — may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	credit

•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

48

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Main Street Core Portfolio[1]	9.54%	(3.28)%	9.18%
S&P 500 Index[2]	10.87%	(2.30)%	12.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date. In 1994 some investment policies changed.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Nikolaos D. Monoyios, CFA, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 1998.
Marc Reinganum, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He is also director of quantitative research and portfolio strategist for equities at Oppenheimer. Mr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (SMU) from 1995 through 2003. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the board of trustee investment committee.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EMERGING MARKETS PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This portfolio may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes

49

ABOUT THE PORTFOLIOS

restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The portfolio principally invests in common stock and other equity securities.

The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Risks — The value of this portfolio may have greater price swings than most of the portfolios. This portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

50

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2001: 29.73; 3rd quarter 1998: (25.07)%

Average annual total return			Since inception
as of December 31, 2004	1 year	5 years	(April 1, 1996)

Emerging Markets Portfolio[1]	34.62%	5.25%	3.75%
MSCI Emerging Markets Free Index[2]	25.55%	4.34%	N/A

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Mark Madden, CFA, is a vice president of Oppenheimer. Prior to joining Oppenheimer in 2004, he held several positions at Pioneer Investment Management, Inc. from 1993 through 2004.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MANAGED BOND PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally: fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may also invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-

51

ABOUT THE PORTFOLIOS

denominated foreign securities, including American Depositary Receipts. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

Risks — The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign bond will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign bond will rise.

Since the portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate

•	changes in inflation rate

•	credit
•	price volatility
•	foreign investments
•	emerging countries

•	mortgage-related securities

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

52

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2001: 5.61%; 2nd quarter 2004: (2.75)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Managed Bond Portfolio	5.38%	8.25%	8.07%
Lehman Brothers Aggregate Bond Index[1]	4.34%	7.71%	7.72%
Lehman Brothers Government/ Credit Index[2]	4.19%	8.00%	7.80%

[1]	The Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The Lehman Brothers Government/ Credit Index, an index of government and corporate fixed income securities. Results include reinvested dividends.

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

Pasi Hamalainen, managing director, generalist portfolio manager, member of PIMCO’s investment committee and head of risk oversight, joined PIMCO in 1994. He is responsible for the day-to-day management of the portfolio’s assets. Mr. Hamalainen has 11 years of investment experience and has a BS from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.
William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. He heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. He has an MBA from UCLA Graduate School of Business.

With respect to Mr. Hamalainen, the portfolio manager, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

INFLATION MANAGED PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed

53

ABOUT THE PORTFOLIOS

bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The portfolio may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the portfolio manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Risks — When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal

54

interest rates go up, the value of such bonds will tend to go down. The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Since the Inflation Managed Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate

•	changes in inflation rate

•	credit

•	price volatility

•	foreign investments

•	emerging countries

•	mortgage-related securities

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
3rd quarter 2002: 7.28%; 2nd quarter 2004: (2.95)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Inflation Managed Portfolio[1]	8.90%	9.68%	8.57%
Lehman Brothers Global Real: U.S. TIPS Index[2]	8.46%	10.85%	N/A
Lehman Brothers Government Bond Index[3]	3.48%	7.48%	7.46%

[1]	Effective May 1, 2001, the portfolio changed its name from Government Securities and investment focus from government securities to inflation-indexed bonds.

[2]	The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding treasury inflation protected securities issued by the U.S. government, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Lehman Brothers Government Bond Index, an index of fixed income securities issued by the U.S. government and its agencies. Results include reinvested dividends.

55

ABOUT THE PORTFOLIOS

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

The following individual is primarily responsible for the day-to-day management of the portfolio.
John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. He has 18 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a BS from Columbia College and an MBA from the MIT Sloan School of Management.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MONEY MARKET PORTFOLIO

Investment goal — seeks current income consistent with preservation of capital.

Main investments — invests in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.

Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

Risks — An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It’s possible to lose money by investing in the portfolio. The Money Market Portfolio generally has the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks among others:

•	interest rate

•	changes in inflation rate

•	credit

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

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Best and worst quarterly performance during this period:

4th quarter 2000: 1.61%; 3rd and 4th quarter 2003 and 3rd quarter 2004: 0.17%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Money Market Portfolio	1.01%	2.63%	3.92%
Merrill Lynch 3-Month U.S. T-Bill Index[1]	1.33%	2.95%	4.14%
Lipper Money Market Funds Index[2]	0.78%	2.47%	3.78%
7-day yield ending December 31, 2004: 1.78%

[1]	The Merrill Lynch 3-Month U.S. T-Bill Index, an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The Lipper Money Market Funds Index, an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Dale W. Patrick is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1985, and has managed the Money Market Portfolio since 1994. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1996 and is responsible for managing short-term investments and long-term general account assets. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and operations area. He has a BA from California State University, Fullerton.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HIGH YIELD BOND PORTFOLIO

Investment goal — seeks a high level of current income.

Main investments — invests principally in high yield (junk) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. High yield bonds are considered to be mostly speculative in nature. This gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income. This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.

Securities principally include high yield (junk) bonds and notes. The portfolio may also invest in fixed income securities that can be converted into equity securities, and preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars.

When selecting securities, the portfolio manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

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ABOUT THE PORTFOLIOS

Risks — Since this portfolio’s principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

•	price volatility

•	changes in inflation rate

•	credit
•	interest rate
•	liquidity
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 7.05%; 3rd quarter 2001: (6.81)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

High Yield Bond Portfolio	9.42%	4.49%	6.64%
CS First Boston High Yield Bond Index[1]	11.95%	8.14%	8.87%

[1]	The CS First Boston High Yield Bond Index, an index designed to mirror the performance of the global high-yield bond market. Results include reinvested dividends.

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Simon Lee is a portfolio manager and vice president of Pacific Life. He joined the company in 1985. He is responsible for managing Pacific Life’s high yield and convertible bond assets. Mr. Lee has both a BA and an MBA from Loyola Marymount University.
Michael Long is a portfolio manager and assistant vice president of Pacific Life. He joined Pacific Life in 1994 as an investment analyst. He was promoted to his current position in 1998. Mr. Long has over 20 years experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He has a BA from the University of California, Davis and an MBA from Pepperdine University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

58

EQUITY INCOME PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income; capital growth is of secondary importance.

Main investments — invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market. To determine whether to buy or sell investments, the portfolio manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends. The portfolio will normally invest at least 80% of its assets in common stocks and other equity investments. The manager may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S. including emerging market securities (American Depositary Receipts are excluded from this limit), preferred stocks, convertible securities, and fixed income securities including high yield (junk) bonds. The portfolio may invest up to 20% of its net assets in lower-rated high-yield (junk) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

•	interest rate

•	credit

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 17.00%; 3rd quarter 2002: (19.03)%

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ABOUT THE PORTFOLIOS

Average annual total return		3 years/
as of December 31, 2004	1 year	Since inception

Equity Income Portfolio	12.19%	6.98%
Russell 1000 Value Index[1]	16.49%	8.57%

[1]	The Russell 1000 Value Index, an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Portfolio manager — Putnam Investment Management, LLC (Putnam)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Kevin M. Cronin is a managing director of Putnam. He has been associated with Putnam since 1997.
Bartlett R. Geer is a managing director of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.
Jeanne L. Mockard is a managing director of Putnam. She has been associated with Putnam since 1985.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

IMPORTANT NOTE: The fund’s board of trustees approved filing an application with the Securities and Exchange Commission (SEC) for an order of approval for the substitution of the Equity Income Portfolio with shares of the American Funds Growth-Income Portfolio. If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.

LARGE-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the portfolio may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The portfolio management team looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

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The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The portfolio may invest in fixed income securities for current income. The portfolio may also invest up to 20% of its assets in foreign securities.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Large-Cap Value Portfolio	9.93%	4.30%	5.47%
S&P 500 Index[1]	10.87%	(2.30)%	1.25%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Salomon Brothers Asset Management Inc (Salomon Brothers)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

61

ABOUT THE PORTFOLIOS

COMSTOCK PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The portfolio may also invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	interest rate
•	changes in inflation rate
•	credit
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.68%; 3rd quarter 2001: (18.30)%

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Average annual total return		Since inception
as of December 31, 2004[1]	1 year	(October 2, 2000)

Comstock Portfolio[1]	17.17%	1.30%
S&P 500 Index[2]	10.87%	(2.38)%
S&P 500/Barra Value Index[3]	15.71%	1.89%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500/Barra Value Index, an index of stocks in the S&P 500 Index that have lower price-to-book ratios than the S&P 500/Barra Growth Index. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s Multi-Cap Value Team. The following individuals are primarily responsible for the day-to-day management of the portfolio.
B. Robert Baker, Jr., managing director, is the lead portfolio manager. He joined Van Kampen in 1991.
Jason S. Leder, managing director, is a co-portfolio manager. He joined Van Kampen in 1995.
Kevin C. Holt, managing director, is a co-portfolio manager. He joined Van Kampen in 1999.

All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

They are assisted by other members of Van Kampen’s Multi-Cap Value Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MID-CAP GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the portfolio manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid-cap company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of December 31, 2004, the market capitalization range of the Russell Midcap Growth Index was approximately between $631 million and $33.8 billion. Companies whose market capitalization falls outside the range of the index after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy.

The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings and cash flow growth. The manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment

63

ABOUT THE PORTFOLIOS

purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The portfolio may also purchase securities on a when-issued or delayed delivery basis. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.

Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Mid-Cap Growth Portfolio[1]	21.59%	(9.13)%
Russell Midcap Growth Index[2]	15.48%	(1.14)%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s U.S. Growth Team. The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Dennis P. Lynch, managing director, is the lead portfolio manager. He joined Van Kampen in 1998.
David S. Cohen, managing director, is a co-portfolio manager. He joined Van Kampen in 1993.
Sam Chainani, executive director, is a co-portfolio manager. He joined Van Kampen in 1996.

They are assisted by other members of Van Kampen’s U.S. Growth Team. Members of the team may change from time to time.

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With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

REAL ESTATE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income and long-term capital appreciation.

Main investments — invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The portfolio may invest up to 10% of its assets in foreign investments.

Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.

Risks — may also be affected by the following risks, among others:

•	industry/sector concentration

•	non-diversification
•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

65

ABOUT THE PORTFOLIOS

Best and worst quarterly performance during this period:

4th quarter 2004: 17.59%; 3rd quarter 2002: (10.34)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Real Estate Portfolio	37.62%	22.15%	18.15%
NAREIT Equity Index[1]	31.58%	21.95%	17.06%

[1]	The National Association Real Estate Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s Real Estate Team.
Theodore R. Bigman, a managing director of Van Kampen, is the lead portfolio manager and is primarily responsible for the day-to-day management of the portfolio. He joined Van Kampen in 1995 and has 18 years of investment experience. Mr. Bigman has a BA from Brandeis University and an MBA from Harvard Business School.

The primary research analysts for the portfolio are listed below:

Stuart B. Seeley is an executive director of Van Kampen.
James A. Cowan is a vice president of Van Kampen.
David Smetana, CPA, is a vice president of Van Kampen.
Bill “B.J.” Grant is an associate of Van Kampen.
Christina Chiu is an associate of Van Kampen.

The Real Estate Team determines the investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors. As the lead portfolio manager, Mr. Bigman has ultimate responsibility for the strategy and is the final arbiter on decisions. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

VN SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in companies with market capitalizations within the capitalization range of the Russell 2000 Value Index. The portfolio may, however, invest in companies with larger capitalizations. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio manager invests in small capitalization companies with a focus on absolute return. The manager uses a bottom-up value oriented investment process in constructing the portfolio.

The manager seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns
•	companies valued at a discount to their asset value
•	companies with an attractive dividend yield and minimal basis risk.

In selecting investments for the portfolio, the manager generally employs the following strategy:

•	value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. The portfolio manager selects companies that it believes are out-of-favor or misunderstood.

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•	the manager starts with an investment universe of 5,000 securities. The manager then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.

•	the manager uses fundamental analysis to construct a portfolio generally holding 55-85 securities consisting of quality companies in the opinion of the manager.

•	the manager will generally sell a stock when it reaches the portfolio manager’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

This portfolio may invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities. The manager may also invest in convertible preferred stock and convertible debt securities, foreign securities, including those of emerging markets, real estate investment trusts (REITs) and securities offered in initial public offering (IPOs).

Risks — The VN Small-Cap Value Portfolio may be affected by the following risks, among others:

•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)

•	interest rate

•	credit

•	foreign investments

•	emerging countries

•	liquidity

•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — This portfolio has no historical performance to report because it started on May 1, 2005. For information on how Vaughan Nelson has managed substantially similar accounts, see Performance of comparable accounts.

Portfolio manager — Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 13 years of investment/financial analysis and accounting experience. Mr. Wallis has a BBA from Baylor University and an MBA from Harvard Business School.

Mr. Wallis is the lead portfolio manager and has ultimate decision-making authority for the Small Cap Value strategy. He has been lead manager for over 4 years. Mr. Wallis interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Mark J. Roach is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2002. Before joining Vaughan Nelson, he was a security analyst with USAA Investment Management Company from 2001 to 2002 and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach has 13 years of investment management experience. He has a BA from Baldwin Wallace College and an MBA from the University of Chicago.

Mr. Roach is one of three members of the Small Cap Value Team. He has been a member of the team for over 2 years. Mr. Roach interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Before joining Vaughan Nelson, he was a vice president from 2000 to 2003 of RBC Capital Markets and an associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber has 8 years of investment management and financial analysis experience. He has a BS from the University of the South and an MBA from Tulane University.

Mr. Weber is one of three members of the Small Cap Value Team. He was added to the Small Cap Value Team in 2004. Mr. Weber interacts with other members of the team on a daily basis to discuss and

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ABOUT THE PORTFOLIOS

formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

RISKS AND SPECIAL CONSIDERATIONS

RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses.

A portfolio may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – Each portfolio tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. Each portfolio may temporarily change its investment strategies if a portfolio manager believes economic conditions make it necessary to try to protect the portfolio from potential loss, for redemptions, at start-up of a portfolio, or other reasons. In that case, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio that invests too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A portfolio may have policies on the amount it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Some of these policies are in place due to the name of the particular portfolio (Name Policy). The Name Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A Portfolio may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance: Technology, Short Duration Bond, Health Sciences, International Large-Cap, Fasciano Small Equity, Multi-Strategy, Inflation Managed, Managed Bond, Mid-Cap Growth and VN Small-Cap Value Portfolios. Many of the portfolios are used in connection with asset allocation services,

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such as Portfolio Optimization. Changes to the allocation models may result in the transfer of assets from one portfolio to another, which may increase trading costs for the affected portfolios.

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Performance of a portfolio will vary – Performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

A portfolio may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the portfolios, including:

•	price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the portfolio and therefore may be riskier and more susceptible to price swings than large companies. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. Additionally, many faster-growing health care companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolios with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to portfolios with a greater number of holdings.

Index portfolios are not actively managed. Portfolios invest in securities included in the index regardless of their investment merit. The portfolio management teams cannot change this investment strategy even temporarily to protect the portfolios from loss during poor economic conditions. This means index portfolios are more susceptible to a general decline in the U.S. stock market than actively managed portfolios.

The Master Funds underlying the American Funds Growth-Income and the American Funds Growth Portfolios principally invest in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The Master Funds invest in companies that the portfolio counselors think have the

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RISKS AND SPECIAL CONSIDERATIONS

potential for above average growth, which may give the Master Funds a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

The Master Funds underlying the American Funds Growth-Income and the American Funds Growth Portfolios may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•	foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	changes in inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

•	mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

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•	liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

•	industry/sector concentration risk – since a portfolio may invest principally in only one industry or sector, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real estate investment trusts (REITs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

•	non-diversification risk – a non-diversified portfolio may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	IPO risk – IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.

SPECIAL CONSIDERATIONS

•	Master/feeder mutual fund structure – A “feeder portfolio” invests all of its assets in a separate mutual fund, the “master fund.” A feeder portfolio has a similar investment objective and the same limitations as the master fund in which it invests. The portfolio does not buy investment securities directly. The master fund, on the other hand, invests directly in portfolio securities.

Under the master/feeder structure, a feeder portfolio may withdraw its investment in its master fund if approved by the fund’s board of trustees (board), which the board could do at any time in its discretion after a notice period. Prior to any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the feeder portfolio in another pooled investment

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RISKS AND SPECIAL CONSIDERATIONS

entity having the same or similar investment objective as the portfolio, request Pacific Life to manage the portfolio directly or hire another portfolio manager to manage the portfolio, or take other action.

Because feeder portfolios invest all of their assets in a master fund, a feeder portfolio will bear the fees and expenses of the feeder portfolio and the master fund in which it invests. The feeder portfolio’s expenses may be higher than those of other mutual funds which directly acquire and manage their own portfolio of securities. The master/feeder structure is different from that of most of the other portfolios of the fund and many other investment companies. A master fund may have other shareholders, such as other feeder funds, each of whom will pay their proportionate share of the master fund’s expenses. The master fund may change its investment objectives, policies, managers, expense limitation agreements and other matters relating to such fund without approval of the feeder portfolio or the feeder portfolio’s board.

FEES AND EXPENSES

The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. The fund also pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement. Pacific Life uses part of the advisory fee to pay for the services of the portfolio managers.

The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio’s average daily net assets, based on the year 2004 unless otherwise noted. To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio other than the American Funds Growth-Income Portfolio, but including the American Funds Growth Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. In the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses and the proportionate share of the net fees and expenses of the Master Fund that exceed an annual rate of 1.01% of its average daily net assets.

In 2004, Pacific Life recouped $19,697 from the Aggressive Growth Portfolio, $11,595 from the Technology Portfolio, $42,016 from the Equity Income Portfolio, and $5,046 from the Mid-Cap Growth Portfolio, for adviser’s reimbursement made to the fund in prior years under the expense limitation agreement.

Effective May 1, 2005, the fund entered into an Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005

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through April 30, 2006. This reduction is not reflected in the chart below. See Advisory fee reduction program in Other fund information for details on the Program.

						Master Fund
				Less adviser’s				Total master
	Advisory	Other	Total	reimbursement/	Total net	12b-1	Other	& feeder
Portfolio[1]	fee	expenses	expenses	waiver	expenses	amounts	expenses	expenses

	As an annual % of average daily net assets
Blue Chip	0.95	0.04	0.99	—	0.99	—	—	—
Aggressive Growth	1.00	0.11	1.11	—	1.11	—	—	—
Financial Services	1.10	0.06	1.16	—	1.16	—	—	—
Diversified Research	0.90	0.05	0.95	—	0.95	—	—	—
Equity	0.65	0.05	0.70	—	0.70	—	—	—
American Funds Growth-Income [2,3,4,5]	0.95	0.03	0.98	(0.59)	0.39	0.25	0.31	0.95
American Funds Growth[2,3,4,5]	0.95	0.07	1.02	(0.59)	0.43	0.25	0.36	1.04
Technology	1.10	0.08	1.18	—	1.18	—	—	—
Short Duration Bond	0.60	0.05	0.65	—	0.65	—	—	—
Concentrated Growth [6]	1.05	0.07	1.12	—	1.12	—	—	—
Growth LT	0.75	0.05	0.80	—	0.80	—	—	—
Focused 30	0.95	0.08	1.03	—	1.03	—	—	—
Health Sciences	1.10	0.06	1.16	—	1.16	—	—	—
Mid-Cap Value	0.85	0.04	0.89	—	0.89	—	—	—
International Value	0.85	0.08	0.93	—	0.93	—	—	—
Capital Opportunities	0.80	0.06	0.86	—	0.86	—	—	—
International Large-Cap	1.05	0.09	1.14	—	1.14	—	—	—
Equity Index	0.25	0.04	0.29	—	0.29	—	—	—
Small-Cap Index	0.50	0.05	0.55	—	0.55	—	—	—
Fasciano Small Equity[7]	0.80	0.06	0.86	—	0.86	—	—	—
Small-Cap Value	0.95	0.05	1.00	—	1.00	—	—	—
Multi-Strategy	0.65	0.05	0.70	—	0.70	—	—	—
Main Street Core	0.65	0.05	0.70	—	0.70	—	—	—
Emerging Markets	1.00	0.19	1.19	—	1.19	—	—	—
Managed Bond	0.60	0.05	0.65	—	0.65	—	—	—
Inflation Managed	0.60	0.05	0.65	—	0.65	—	—	—
Money Market	0.33 [8]	0.04	0.37	—	0.37	—	—	—
High Yield Bond	0.60	0.06	0.66	—	0.66	—	—	—
Equity Income	0.95	0.07	1.02	—	1.02	—	—	—
Large-Cap Value	0.85	0.04	0.89	—	0.89	—	—	—
Comstock	0.95	0.05	1.00	—	1.00	—	—	—
Mid-Cap Growth	0.90	0.06	0.96	—	0.96	—	—	—
Real Estate	1.10	0.04	1.14	—	1.14	—	—	—
VN Small-Cap Value [5]	0.95	0.08	1.03	—	1.03	—	—	—

[1]	Effective December 10, 2004, the fund eliminated the brokerage enhancement plan. Pacific Life and the fund’s portfolio managers may not allocate brokerage transactions to particular broker-dealers to help promote the distribution of the fund’s shares. However, effective January 1, 2005, the fund entered into a brokerage recapture program, pursuant to which brokerage commissions paid by the fund are recaptured by the fund and used to pay certain fund expenses. Recaptured commissions may be used to reduce expenses, such as custody fees, that would otherwise be incurred by the fund. In addition, the fund has entered into an Advisory Fee Reduction Program (Program) with Pacific Life, pursuant to which Pacific Life has contractually agreed to waive a specified amount of the advisory fee payable to Pacific Life by each of the portfolios in the event the fund’s weighted average annual total return, without reflecting fees and expenses, over a 10-year period exceeds a target rate of performance. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. Total adjusted net expenses for these portfolios, after deduction of any offset for custodian credits were: 0.98% for the Blue Chip Portfolio, 1.05% for the Aggressive Growth Portfolio, 1.15% for the Financial Services Portfolio, 0.94% for the Diversified Research Portfolio, 0.68% for the Equity Portfolio, 0.95% for the American Funds Growth-Income Portfolio, 1.04% for the American Funds Growth Portfolio, 1.14% for the Technology Portfolio, 0.65% for the Short Duration Bond Portfolio, 1.08% for the Concentrated Growth Portfolio, 0.79% for the Growth LT Portfolio, 1.03% for the Focused 30 Portfolio, 1.13% for the Health Sciences Portfolio, 0.82% for the Mid-Cap Value Portfolio, 0.93% for the International Value Portfolio, 0.81% for the Capital Opportunities Portfolio, 1.13% for the International Large-Cap Portfolio, 0.29% for the Equity Index Portfolio, 0.55% for the Small-Cap Index Portfolio, 0.79% for the Fasciano Small Equity Portfolio, 0.98% for the Small-Cap Value Portfolio, 0.70% for the

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FEES AND EXPENSES

Multi-Strategy Portfolio, 0.70% for the Main Street Core Portfolio, 1.16% for the Emerging Markets Portfolio, 0.65% for the Managed Bond Portfolio, 0.64% for the Inflation Managed Portfolio, 0.37% for the Money Market Portfolio, 0.66% for the High Yield Bond Portfolio, 1.00% for the Equity Income Portfolio, 0.88% for the Large-Cap Value Portfolio, 0.99% for the Comstock Portfolio, 0.96% for the Mid-Cap Growth Portfolio, 1.14% for the Real Estate Portfolio and 1.03% for the VN Small-Cap Value Portfolio.

[2]	Until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio. In addition, Pacific Life has contractually agreed to limit the American Funds Growth- Income Portfolio’s operating expenses, (including: organizational expenses; investment advisory fees (net of any waiver or reimbursement); distribution expenses or service fees; custody expenses; portfolio accounting expenses; legal and accounting expenses; expenses of any counsel or other persons or services retained by the fund’s independent trustees; and the proportionate share of the net fees and expenses of the Master Fund; but excluding foreign taxes on dividends, interest or gains; interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; litigation and other extraordinary expenses; and other expenses not incurred in the ordinary course of business), to an annual rate of 1.01% of the average daily net assets of the portfolio. This expense limitation agreement has an initial term of one year from the date the American Funds Growth-Income Portfolio begins operations. Additionally, if the Securities and Exchange Commission issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio, the term shall be two years from the date the substitution occurs.

[3]	Class 2 shares of each of the Master Funds pay 0.25% of average daily net assets annually pursuant to a Plan of Distribution or 12b-1 Plan. In addition, Class 2 shares of the Growth-Income Fund pay to Capital Research a management fee equal to an annual rate of 0.29% of the Growth-Income Fund’s average daily net assets, and bear other expenses that were an annual rate of 0.02% of the Growth-Income Fund’s average daily net assets in its most recently completed fiscal year, and Class 2 shares of the Growth Fund pay to Capital Research a management fee equal to an annual rate of 0.35% of the Growth Fund’s average daily net assets and bear other expenses equal to an annual rate of 0.01% of the Growth Fund’s average daily net assets in its most recently completed fiscal year. Since these fees are paid out of each Master Fund’s assets, over time they will increase the cost and reduce the return on an investment in the Master Fund and, indirectly, each of the Feeder Portfolios. The fee table and the example provided below reflect the estimated expenses of both the Feeder Portfolios and the Master Funds.

[4]	Pursuant to two separate Fund Participation Agreements among the fund, Pacific Select Distributors, Inc., the fund’s distributor (PSD), the American Funds Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Rule 12b-1 service fee from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Funds in the Master Funds.

[5]	Expenses are estimated based on each portfolio’s projected average net assets for 2005. There are no actual advisory fees or expenses for these portfolios in 2004 because the portfolios commenced operations after December 31, 2004.

[6]	Effective February 1, 2005, the I-Net Tollkeeper Portfolio was renamed to the Concentrated Growth Portfolio, and the annual advisory fee rate was reduced from 1.25% to 1.05%.

[7]	Effective May 1, 2005, the Aggressive Equity Portfolio was renamed to the Fasciano Small Equity Portfolio.

[8]	The effective rate shown reflects each breakpoint as obtained and is an aggregate fee paid to the adviser for the most recent fiscal year as a percentage of average net assets. The advisory fee schedule for the Money Market Portfolio based on annual percentage of average daily net assets is as follows: 0.40% of the first $250 million, 0.35% of the next $250 million and 0.30% of excess.

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Examples

The examples that follow are intended to help you compare the cost of investing in Pacific Select Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Select Fund’s annual operating expenses remain as stated in the previous table throughout the 10-year period except for the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and the VN Small-Cap Value Portfolio (New Portfolios). For the New Portfolios, the cost of investing presented in the examples below reflect that offering costs will be fully amortized during the first year, and for the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, the advisory fee waiver is only guaranteed for the first two years. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate – actual expenses and performance may vary.

	Your expenses (in dollars) if you sell					Your expenses (in dollars) if you sell
	your shares at the end of each period					your shares at the end of each period

	1 year	3 years	5 years	10 years		1 year	3 years	5 years	10 years

Portfolio					Portfolio
Blue Chip	101	315	547	1,213	Equity Index	30	93	163	368
Aggressive Growth	113	353	612	1,352	Small-Cap Index	56	176	307	689
Financial Services	118	368	638	1,409	Fasciano Small
Diversified Research	97	303	525	1,166	Equity	88	274	477	1,061
Equity	72	224	390	871	Small-Cap Value	102	318	552	1,225
American Funds					Multi-Strategy	72	224	390	871
Growth-Income	97	365	n/a	n/a	Main Street Core	72	224	390	871
American Funds Growth	106	389	n/a	n/a	Emerging Markets	121	378	654	1,443
Technology	120	375	649	1,432	Managed Bond	66	208	362	810
Short Duration Bond	66	208	362	810	Inflation Managed	66	208	362	810
Concentrated Growth	114	356	617	1,363	Money Market	38	119	208	468
Growth LT	82	255	444	990	High Yield Bond	67	211	368	822
Focused 30	105	328	569	1,259	Equity Income	104	325	563	1,248
Health Sciences	118	368	638	1,409	Large-Cap Value	91	284	493	1,096
Mid-Cap Value	91	284	493	1,096	Comstock	102	318	552	1,225
International Value	95	296	515	1,143	Mid-Cap Growth	98	306	531	1,178
Capital Opportunities	88	274	477	1,061	Real Estate	116	362	628	1,386
International Large-Cap	116	362	628	1,386	VN Small-Cap Value	105	321	n/a	n/a

OTHER FUND INFORMATION

HOW SHARE PRICES ARE CALCULATED

Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the

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OTHER FUND INFORMATION

NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction, the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE closes. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed. In addition, delay in calculating NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable, or the SEC permits a delay for the protection of shareholders.

The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the board. The portfolios may value securities at fair value as estimated in good faith under procedures established by the board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the board, or otherwise as provided by the fund’s valuation procedures, which have been determined by the board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the portfolios’ foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the portfolios may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the portfolios’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the fund values its shares. Prices derived under these procedures will be used in determining NAVs.

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the fund’s board. In determining the fair value of securities, the fund may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of

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the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a portfolio does not price its shares, the value of a portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life’s customer service.

The NAVs of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds, and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

FUND AVAILABILITY

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the fund’s portfolios – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. Accordingly, the fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the variable life insurance policies and annuity contracts which use Pacific Select Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that contract owners may make. The fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You’ll find information about how this works in the product prospectus or offering memorandum.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.

Dividends are generally distributed according to the following schedule:

•	Debt portfolios (Money Market, Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios) — dividends declared and paid monthly
•	All other portfolios — dividends declared and paid annually.

Dividends may be declared less frequently (e.g. semi-annually) if it is advantageous to the portfolio and to shareholders of the portfolio, but in no event less frequently than annually.

DISTRIBUTION ARRANGEMENTS

As noted previously, the fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the fund, Pacific Select Distributors, Inc., principal underwriter (PSD) of Pacific Life’s variable insurance products, or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Refer to the product prospectus or the offering memorandum for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.

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OTHER FUND INFORMATION

Pursuant to two separate Fund Participation Agreements among Pacific Select Fund, PSD, the fund’s distributor, the American Funds Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Rule 12b-1 service fee from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Funds in the Master Funds.

POLICY REGARDING FREQUENT TRADING

The fund is only available as the underlying investment fund for variable life insurance and variable annuity products (variable contracts) issued or administered by Pacific Life or PL&A. The portfolios are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the portfolios as investment options under their variable contracts.

The trading activity of individual contract owners is generally not identified to the portfolios, and therefore the ability of a portfolio to monitor exchanges made by contract owners is severely limited. Consequently, the portfolios must rely on Pacific Life or PL&A as the issuer or administrator of the variable contracts to monitor frequent, short-term trading within a portfolio by contract owners.

Pacific Life and PL&A attempt to discourage frequent trading by monitoring certain large transaction activity through the variable contracts and imposing transaction limitations on variable contract owners. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

Because the fund is only available as the underlying investment fund for variable contracts issued or administered by Pacific Life and PL&A, and because Pacific Life and PL&A monitor and apply limitations on trading activity, the board of trustees of the fund has not adopted separate policies and procedures for the fund with respect to frequent transactions.

Such trading activity can disrupt the management of the fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the portfolios’ performance.

ADVISORY FEE REDUCTION PROGRAM

Pacific Life serves as investment adviser to the fund under an investment advisory agreement first entered into on November 9, 1987 and amended and restated on January 1, 2005. The fund and Pacific Life recently put into place the Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. Under this Program, the advisory fee paid to Pacific Life by each portfolio will be reduced so long as the fund’s

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weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10-calendar year period ending December 31st (the Advisory Fee Reduction Performance) exceeds an annual rate of 8.00% (Waiver Threshold). The Waiver Threshold is an amount intended to reflect performance levels at which Pacific Life realizes economies of scale. These economies would be shared with shareholders under the Program.

The Program, which became effective on May 1, 2005, will remain in effect through at least April 30, 2007, after which renewal and the terms of the Program will be reviewed by Pacific Life and the fund’s board of trustees, and there can be no assurance that it will be renewed or continued in the current form after that date.

The amount, if any, of the fund’s advisory fee that will be waived under the Program is determined at the beginning of each calendar year. At that time, the weighted average annual total return, without reflecting fees and expenses of the fund for the most recently completed 10-calendar year period is determined. If that amount exceeds the Waiver Threshold, Pacific Life will waive a portion of its advisory fee beginning on May 1 of the year following the 10-calendar year period through April 30 of the following year. The amount of the waiver will depend on the amount by which the fund has outperformed the Waiver Threshold. The greater the fund’s outperformance, the larger the waiver, up to a maximum waiver of an annual rate of 0.05% of the average daily net assets of each portfolio. For example, if the fund’s Advisory Fee Reduction Performance for the 10-calendar year period ending December 31, 2005 is greater than 8.00% but less than or equal to 8.50%, beginning May 1, 2006, the advisory fee for each portfolio will be waived by an annual rate of 0.00125%, and if the Advisory Fee Reduction Performance is greater than 20%, the advisory fee will be waived by an annual rate of 0.05%. The maximum waiver is 0.05%. If the fund’s Advisory Fee Reduction Performance for the 10-calendar year period does not exceed the Waiver Threshold, no waiver will apply, and Pacific Life will receive the full advisory fee. Under the Program, the fund’s Advisory Fee Reduction Performance is calculated on a gross basis, prior to deduction of fund fees and expenses, and all calculations are asset-weighted so that portfolio returns are weighted proportionally in relation to their size.

The fee waiver under the Program applies to all of the fund’s portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio. Please see the SAI for a more complete description of the Program, including the method for calculating the fund’s Advisory Fee Reduction Performance for the Program.

FUND ORGANIZATION

The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.

The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

TAX MATTERS

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. The American Funds Growth-Income Portfolio and American Funds Growth Portfolio intend to comply with

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OTHER FUND INFORMATION

these diversification regulations through their investments in the Master Funds. You’ll find more information about taxation in the SAI. Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included here concerning the federal income tax consequences at the shareholder level. The tax status of your investment in the fund depends upon the features of your policy or contract. For information about the federal income tax consequences to purchasers of variable contracts, see the prospectus for the policy or contract.

ABOUT THE PORTFOLIO MANAGERS

This section provides information about the firms that manage the Pacific Select Fund portfolios.

Pacific Life Insurance Company — 700 Newport Center Drive, Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), the investment adviser and administrator of Pacific Select Fund, provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses and pension plans a variety of investment products and services. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a Master Fund, and therefore Pacific Life has not retained other portfolio managers to manage the assets of these portfolios. Some of the portfolio managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the fund’s board, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.

Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval.

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A I M Capital Management, Inc. — 11 Greenway Plaza, Suite 100, Houston, Texas 77046

A I M Capital Management, Inc. (AIM) was founded in 1986 and together with its affiliates manages over 200 investment portfolios with approximately $138 billion as of December 31, 2004. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

AIM manages the Blue Chip Portfolio, the Aggressive Growth Portfolio and the Financial Services Portfolio.

Capital Guardian Trust Company — 333 South Hope Street, Los Angeles, California 90071

Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 2004, Capital Guardian managed approximately $162 billion, primarily for large institutional clients.

Portfolio management is supported by the research efforts of over 190 investment professionals. Capital Group International, Inc. spent over $120 million in 2004 on its research efforts.

Capital Guardian manages the Diversified Research Portfolio and the Equity Portfolio.

Capital Research and Management Company — 333 South Hope Street, Los Angeles, California 90071

Capital Research and Management Company (Capital Research), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and other mutual funds, including those in The American Funds Group. Capital Research is a wholly-owned subsidiary of The Capital Group Companies. As of December 31, 2004, Capital Research managed over $600 billion.

Capital Research manages the funds underlying the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio.

Columbia Management Advisors, Inc. — 100 Federal Street, Boston, Massachusetts 02110

Columbia Management Advisors, Inc. (Columbia Management) is a direct wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2004, Columbia Management and its affiliates managed approximately $331 billion.

Columbia Management manages the Technology Portfolio.

Goldman Sachs Asset Management, L.P. — 32 Old Slip, New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2004, Goldman Sachs, along with other units of IMD, had assets under management of approximately $451 billion.

Goldman Sachs manages the Short Duration Bond Portfolio and the Concentrated Growth Portfolio (formerly called I-Net Tollkeeper PortfolioSM). I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

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ABOUT THE PORTFOLIO MANAGERS

Janus Capital Management LLC — 151 Detroit Street, Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $139 billion in assets under management as of December 31, 2004. The Janus investment team focuses on individual companies, using an investment process supported by the company’s 22 portfolio managers and 34 securities analysts.

Janus manages the Focused 30 Portfolio and the Growth LT Portfolio.

Jennison Associates LLC — 466 Lexington Avenue, New York, New York 10017

Jennison Associates LLC (Jennison) was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company. As of December 31, 2004, Jennison managed approximately $64 billion.

Since inception in 1969, Jennison has employed a security selection (bottom-up) approach to investing. Each investment team is highly experienced and skilled and is committed to being among the leaders in its respective discipline.

Jennison manages the Health Sciences Portfolio.

Lazard Asset Management LLC, a subsidiary of Lazard Frères & Co. LLC — 30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard LLC, a Delaware limited liability company. LF & Co. provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77 billion as of December 31, 2004. Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

Lazard LLC recently filed a registration statement with the SEC to effect an initial public offering (the Transaction). The Transaction will likely be deemed a change in control and result in an assignment under the 1940 Act of the management agreement among and between the fund, Pacific Life, and Lazard (the Agreement). As a result, the Agreement will terminate after the Transaction is complete (which is expected sometime during the second calendar quarter of 2005).

Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the SEC, Pacific Life and the fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval.

Accordingly, at a meeting held on April 4, 2005, the fund’s board, including a majority of independent trustees, considered and approved the continuation of Lazard as manager to the Mid-Cap Value and International Value Portfolios in light of the Transaction. In approving this continuation, the board considered among other things that: (i) no changes are expected in the management of the portfolios; (ii) no changes are expected in the advisory or portfolio management fee schedules; (iii) no changes are expected in Lazard’s operations or its day-to-day management as a result of the Transaction; and (iv) Pacific Life, the fund’s investment adviser, recommended the continuation.

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MFS Investment Management — 500 Boylston Street, Floor 21, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $146 billion as of December 31, 2004.

MFS manages the Capital Opportunities Portfolio and the International Large-Cap Portfolio.

Mercury Advisors — 800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mercury Advisors is a division of Merrill Lynch Investment Managers, L.P. (MLIM). MLIM is the world’s third largest active global investment management organization, managing $496 billion in assets as of December 31, 2004. MLIM has both experience and expertise to offer a broad range of investment services to many diversified market segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors.

Mercury Advisors manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

Neuberger Berman Management Inc. — 605 Third Avenue, New York, New York 10158

Neuberger Berman Management Inc. (Neuberger Berman), a Lehman Brothers Company, was founded in 1939. As of December 31, 2004, Neuberger Berman managed approximately $83 billion.

Neuberger Berman manages the Fasciano Small Equity Portfolio.

NFJ Investment Group L.P. — 2121 San Jacinto, Suite 1840, Dallas, Texas 75201

NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets of approximately $9 billion as of December 31, 2004.

NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $565 billion in assets under management as of December 31, 2004. Pacific Life holds an indirect minority interest in AGI LP.

Under the initial agreement, NFJ and PIMCO Advisors Retail Holdings LLC, which has since had name changes (PA Holdings), had joint responsibility for the Small-Cap Value Portfolio, where NFJ had principal responsibility for investment management of the portfolio and PA Holdings had certain servicing and oversight responsibilities for the portfolio. As of May 1, 2005, NFJ has assumed all responsibility for the investment management, servicing and oversight of the portfolio.

NFJ manages the Small-Cap Value Portfolio.

OppenheimerFunds, Inc. — Two World Financial Center, 225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the United States, with more than $170 billion in assets under management as of December 31, 2004. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

Oppenheimer manages the Multi-Strategy Portfolio, the Main Street® Core Portfolio and the Emerging Markets Portfolio. Main Street is a registered trademark of Oppenheimer.

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ABOUT THE PORTFOLIO MANAGERS

Pacific Investment Management Company LLC — 840 Newport Center Drive, Suite 300, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $446 billion in assets under management as of December 31, 2004. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

PIMCO is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $565 billion in assets under management as of December 31, 2004. Pacific Life holds an indirect minority interest in AGI LP.

PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio.

Putnam Investment Management, LLC — One Post Office Square, Boston, Massachusetts 02109

Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2004, Putnam and its affiliates managed approximately $206 billion in assets.

Putnam manages the Equity Income Portfolio.

Salomon Brothers Asset Management Inc — 399 Park Avenue, New York, New York 10022

Established in 1987, Salomon Brothers Asset Management Inc (Salomon Brothers) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. Salomon Brothers also provides investment advisory services to other investment companies. As of December 31, 2004, Salomon Brothers had over $80 billion in assets under management. Salomon Brothers is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

Salomon Brothers manages the Large-Cap Value Portfolio.

Van Kampen — 1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Select Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its affiliated asset management companies managed approximately

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$431 billion in assets as of December 31, 2004. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the Comstock Portfolio, the Real Estate Portfolio and the Mid-Cap Growth Portfolio.

Vaughan Nelson Investment Management, L.P. — 600 Travis Street, Suite 6300, Houston, Texas 77002

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) is a subsidiary of IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/ individual core funds. As of December 31, 2004, Vaughan Nelson had approximately $4 billion in assets under management.

Vaughan Nelson manages the VN Small-Cap Value Portfolio.

PERFORMANCE OF COMPARABLE ACCOUNTS

ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS

Generally, when there is a change in portfolio manager or a new portfolio is added to the fund and there are comparable accounts, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable manager, has performed in the past over a longer period of time. It does not show you how the portfolios have performed or will perform.

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals and policies (unless otherwise noted in the presentation). The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. The composites do not reflect the deduction of mutual fund sales loads, if applicable. Performance information has been provided by the applicable manager and is not within the control of and has not been independently verified by Pacific Life.

Performance and expense information for certain accounts within a composite may be provided to the respective portfolio manager from a sponsor or administrator for such accounts and as such is not within the control of and has not been independently verified by the respective portfolio manager or Pacific Life.

85

PERFORMANCE OF COMPARABLE ACCOUNTS

CAPITAL GUARDIAN TRUST COMPANY

The chart below does not show you the performance of the Equity Portfolio — it shows the performance of similar accounts managed by Capital Guardian.

The chart shows the historical performance of the Capital Guardian U.S. Growth Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Equity Portfolio. As of 12/31/04 the composite consisted of 5 advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Equity Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Equity Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 1000 Growth
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	5.25	6.30
2003	55.87	29.75
2002	(35.90)	(27.88)
2001	(15.12)	(20.42)
2000 [3]	(19.67)	(19.93)

1 year	5.25	6.30
3 years	1.69	(0.18)
Since inception [3]	(7.00)	(9.47)

[1]	This column shows performance after highest advisory fees and operating expenses charged to the accounts in the Capital Guardian U.S. Growth Equity Composite have been deducted. The Equity Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees, operating expenses and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The inception date of the composite was 5/31/00. Total returns and expenses are not annualized for the first year of operations.

86

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

The chart below does not show you the performance of the Concentrated Growth Portfolio — it shows the performance of similar accounts managed by Goldman Sachs.

The chart shows the historical performance of the Goldman Sachs U.S. Concentrated Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Concentrated Growth Portfolio. As of 12/31/04 the composite consisted of 208 advisory accounts, including 5 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Concentrated Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Concentrated Growth Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 1000 Growth
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	3.68	6.30
2003	24.26	29.75
2002	(24.69)	(27.88)
2001	(10.22)	(20.42)
2000	(8.59)	(22.42)
1999	38.32	33.16
1998	32.29	38.71
1997	41.38	30.49
1996	18.28	23.12
1995	21.42	37.19

1 year	3.68	6.30
5 years	(4.45)	(9.29)
10 years	11.45	9.59

[1]	This column shows performance after the highest advisory fees and operating expenses, which includes fees and expenses normally paid by mutual funds, (net of any waivers or reimbursements), charged to any individual account or share class in the Goldman Sachs U.S. Concentrated Growth Composite at 12/31/04 (2.23%) have been deducted. The composite performance does not reflect actual fees and expenses of the individual accounts in the composite. The Concentrated Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

87

PERFORMANCE OF COMPARABLE ACCOUNTS

MFS INVESTMENT MANAGEMENT

The chart below does not show you the performance of the International Large-Cap Portfolio — it shows the performance of similar accounts managed by MFS.

The chart shows the historical performance of the MFS International Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the International Large-Cap Portfolio. As of 12/31/04 the composite consisted of 23 advisory accounts, including 1 mutual fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Large-Cap Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Large-Cap Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	MSCI EAFE
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	19.11	20.25
2003	32.39	38.59
2002	(7.96)	(15.94)
2001	(15.29)	(21.44)
2000	(8.97)	(14.17)
1999	33.25	26.96
1998	8.21	20.00
1997	13.34	1.78
1996 [3]	16.66	5.26

1 year	19.11	20.25
3 years	13.22	11.89
5 years	2.28	(1.13)
Since inception [3]	8.96	5.02

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the MFS International Equity Composite have been deducted. For the accounts other than the mutual funds, the maximum institutional fees charged by MFS for this product has been deducted from the gross performance of the institutional portfolios and does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The International Large-Cap Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual fund, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MCSI EAFE) Index, an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[3]	The inception date of the composite was 3/1/96. Total returns and expenses are not annualized for the first year of operations.

88

NEUBERGER BERMAN MANAGEMENT INC.

The chart below does not show you the performance of the Fasciano Small Equity Portfolio — it shows the performance of a similar account managed by Neuberger Berman.

The chart shows the historical performance of the Investor Class shares of the Neuberger Berman Fasciano Fund managed by Neuberger Berman. The mutual fund has investment policies and strategies that are substantially similar to those of the Fasciano Small Equity Portfolio.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Fasciano Small Equity Portfolio has performed or will perform. Total returns represent past performance of the Investor Class shares of the comparable mutual fund and not the Fasciano Small Equity Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Comparable
	Mutual Fund	Russell 2000
Year/Period	(%) [1]	Index (%) [2]

2004	12.55	18.33
2003	29.72	47.25
2002	(8.67)	(20.48)
2001	4.46	2.49
2000	1.70	(3.02)
1999	6.16	21.26
1998	7.19	(2.55)
1997	21.51	22.36
1996	26.54	16.49
1995	31.12	28.44

1 year	12.55	18.33
5 years	7.21	6.61
10 years	12.51	11.54

[1]	This column shows performance (calculated in accordance with SEC standards) of the Neuberger Berman Fasciano Fund after the Investor Class advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds and which the Fasciano Small Equity Portfolio will pay. The Fasciano Small Equity Portfolio’s fees and expenses may be higher than those reflected for the comparable fund, which would reduce performance.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

89

PERFORMANCE OF COMPARABLE ACCOUNTS

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

This chart does not show you the performance of the VN Small-Cap Value Portfolio — it shows the performance of similar accounts managed by Vaughan Nelson.

This portfolio has no historical performance to report because it started on May 1, 2005. This chart shows the historical performance of the Vaughan Nelson Small Capitalization Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the VN Small-Cap Value Portfolio. As of 12/31/04 the composite consisted of 12 advisory accounts. The performance shows the historical track record of the portfolio manager and is not intended to imply how the VN Small-Cap Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the VN Small-Cap Value Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 2000
Year/Period	Similar Accounts (%) [1]	Value Index (%) [2]

2004	18.97	22.25
2003	51.87	46.03
2002	(7.76)	(11.43)
2001	5.00	14.03
2000	56.72	22.83
1999	(8.17)	(1.49)
1998	(6.76)	(6.45)
1997[3]	33.37	32.11

1 year	18.97	22.25
5 years	22.36	17.23
Since inception [3]	15.87	13.65

[1]	This column shows performance after the highest advisory fees and other expenses charged to the accounts in the Vaughan Nelson Small Capitalization Value Composite have been deducted. The VN Small-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

[3]	The inception date of the composite was 4/1/97. Total returns and expenses are not annualized for the first year of operations.

90

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Because the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and VN Small-Cap Value Portfolio have not yet commenced operations as of the date of this prospectus, financial highlights are not available for these portfolios.

The information in the financial highlights tables for the periods presented is included and can be read in conjunction with the fund’s financial statements and related notes, which are in the fund’s annual report dated as of December 31, 2004. The annual financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, for the prior fiscal years. The report of Deloitte & Touche LLP is included in the fund’s annual report. To find out how you can obtain a copy of the annual report, please see Where to go for more information. For information regarding the Master Funds’ independent registered public accountants, please consult the Master Funds’ statement of additional information, which is available upon request.

	Blue Chip Portfolio					Aggressive Growth Portfolio

		2001[3]	2002	2003	2004	2001[3]	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.14	6.02	7.53	10.00	8.02	6.23	7.89

Plus income from investment operations
Net investment income (loss)	$	0.01	0.01	0.02	0.05	(0.03)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	$	(1.86)	(2.12)	1.51	0.30	(1.95)	(1.75)	1.71	0.99

Total from investment operations	$	(1.85)	(2.11)	1.53	0.35	(1.98)	(1.79)	1.66	0.94

Less distributions
Dividends from net investment income	$	(0.01)	(0.01)	(0.02)	(0.05)	–	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–	–	–

Total distributions	$	(0.01)	(0.01)	(0.02)	(0.05)	–	–	–	–
Net asset value, end of year	$	8.14	6.02	7.53	7.83	8.02	6.23	7.89	8.83

Total investment return[1]	%	(18.57)	(25.94)	25.36	4.65	(19.78)	(22.32)	26.66	11.88

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	531,021	582,873	1,106,881	1,876,064	89,520	45,326	69,306	88,001
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.00	1.00	0.99	0.99	1.10	1.10	1.10	1.10
• before expense reductions	%	1.04	1.01	1.01	1.01	1.24	1.13	1.16	1.16
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.11	0.16	0.28	0.76	(0.65)	(0.77)	(0.76)	(0.61)
• before expense reductions[2]	%	0.07	0.14	0.26	0.74	(0.79)	(0.80)	(0.82)	(0.66)
Portfolio turnover rate	%	23.71	36.04	29.95	35.70	83.91	121.51	91.15	155.57

91

FINANCIAL HIGHLIGHTS

	Financial Services Portfolio					Diversified Research Portfolio

		2001[3]	2002	2003	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.25	7.88	10.10	10.00	10.99	10.66	8.06	10.65

Plus income from investment operations
Net investment income	$	0.02	0.04	0.06	0.10	0.03	0.02	0.03	0.03	0.07
Net realized and unrealized gain (loss)	$	(0.75)	(1.39)	2.23	0.77	0.99	(0.33)	(2.61)	2.59	1.13

Total from investment operations	$	(0.73)	(1.35)	2.29	0.87	1.02	(0.31)	(2.58)	2.62	1.20

Less distributions
Dividends from net investment income	$	(0.02)	(0.02)	(0.07)	(0.09)	(0.03)	(0.02)	(0.02)	(0.03)	(0.07)
Distributions from capital gains	$	–	–	–	–	–	–	–	–	–

Total distributions	$	(0.02)	(0.02)	(0.07)	(0.09)	(0.03)	(0.02)	(0.02)	(0.03)	(0.07)
Net asset value, end of year	$	9.25	7.88	10.10	10.88	10.99	10.66	8.06	10.65	11.78

Total investment return[1]	%	(7.28)	(14.59)	29.00	8.72	10.21	(2.74)	(24.19)	32.63	11.20

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	61,968	66,297	100,145	98,348	144,898	242,648	213,197	400,630	581,875
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.20	1.20	1.18	1.16	0.98	0.94	0.95	0.96	0.94
• before expense reductions	%	1.34	1.25	1.21	1.18	0.99	0.96	0.97	0.99	0.95
Ratios of net investment income to average net assets
• after expense reductions	%	0.43	0.48	0.78	0.85	0.51	0.28	0.32	0.38	0.65
• before expense reductions[2]	%	0.29	0.44	0.74	0.84	0.50	0.26	0.30	0.36	0.64
Portfolio turnover rate	%	82.16	86.15	68.28	70.90	23.71	34.80	35.32	23.56	21.17

	Equity Portfolio						Technology Portfolio

		2000	2001	2002	2003	2004[4]	2001[3]	2002	2003	2004[5]

OPERATING PERFORMANCE
Net asset value, beginning of year		$37.50	26.12	19.21	14.06	17.42	10.00	5.91	3.17	4.52

Plus income from investment operations
Net investment income (loss)		$(0.01)	0.01	0.07	0.05	0.14	(0.02)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)		$(8.94)	(5.56)	(5.16)	3.37	0.75	(4.07)	(2.73)	1.37	0.19

Total from investment operations		$(8.95)	(5.55)	(5.09)	3.42	0.89	(4.09)	(2.74)	1.35	0.16

Less distributions
Dividends from net investment income		$–	(0.01)	(0.06)	(0.06)	(0.14)	–	–	–	–
Distributions from capital gains		$(2.43)	(1.34)	–	–	–	–	–	–	–
Tax basis return of capital		$–	(0.01)	–	–	–	–	–	–	–

Total distributions		$(2.43)	(1.36)	(0.06)	(0.06)	(0.14)	–	–	–	–
Net asset value, end of year		$26.12	19.21	14.06	17.42	18.17	5.91	3.17	4.52	4.68

Total investment return[1]	%	(25.17)	(21.76)	(26.51)	24.33	5.14	(40.94)	(46.34)	42.58	3.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,044,011	695,151	392,490	424,708	360,662	52,160	41,249	124,044	98,077
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.69	0.70	0.72	0.71	0.70	1.20	1.20	1.26	1.18
• before expense reductions	%	0.69	0.70	0.75	0.75	0.73	1.31	1.20	1.29	1.22
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.05)	0.06	0.38	0.33	0.72	(0.71)	(0.95)	(1.01)	(0.54)
• before expense reductions[2]	%	(0.05)	0.06	0.35	0.29	0.69	(0.82)	(0.95)	(1.04)	(0.58)
Portfolio turnover rate	%	62.74	132.39	96.16	61.86	61.69	69.22	106.38	144.41	130.83

92

	Short Duration Bond Portfolio			Concentrated Growth Portfolio

		2003[3]	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.93	10.00	6.78	4.48	2.75	3.94

Plus income from investment operations
Net investment income (loss)	$	0.17	0.21	(0.04)	(0.08)	0.08	(0.03)	(0.02)
Net realized and unrealized gain (loss)	$	(0.07)	(0.09)	(3.18)	(2.22)	(1.81)	1.22	0.52

Total from investment operations	$	0.10	0.12	(3.22)	(2.30)	(1.73)	1.19	0.50

Less distributions
Dividends from net investment income	$	(0.17)	(0.25)	–	–	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–	–

Total distributions	$	(0.17)	(0.25)	–	–	–	–	–
Net asset value, end of year	$	9.93	9.80	6.78	4.48	2.75	3.94	4.44

Total investment return[1]	%	0.96	1.21	(32.17)	(33.89)	(38.62)	43.22	12.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	891,899	1,408,935	115,554	74,294	42,569	71,047	62,441
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.66	0.65	1.60	1.57	1.43	1.31	1.32
• before expense reductions	%	0.66	0.65	1.63	1.57	1.44	1.31	1.36
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	2.74	2.12	(1.03)	(1.35)	(1.32)	(1.09)	(0.38)
• before expense reductions[2]	%	2.74	2.12	(1.06)	(1.35)	(1.32)	(1.09)	(0.42)
Portfolio turnover rate	%	227.50	189.32	47.56	46.78	53.36	47.46	55.98

	Growth LT Portfolio						Focused 30 Portfolio

		2000	2001	2002	2003	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$47.67	31.30	18.59	13.08	17.52	10.00	8.22	7.12	5.02	7.14

Plus income from investment operations
Net investment income (loss)		$0.33	0.19	(0.04)	(0.09)	(0.01)	0.04	0.01	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss)		$(9.43)	(8.71)	(5.32)	4.53	1.84	(1.78)	(1.11)	(2.08)	2.14	1.04

Total from investment operations		$(9.10)	(8.52)	(5.36)	4.44	1.83	(1.74)	(1.10)	(2.09)	2.12	1.05

Less distributions
Dividends from net investment income		$(0.22)	(0.26)	(0.15)	–	–	(0.04)	–	(0.01)	–	–
Distributions from capital gains		$(7.05)	(3.93)	–	–	–	–	–	–	–	–

Total distributions		$(7.27)	(4.19)	(0.15)	–	–	(0.04)	–	(0.01)	–	–
Net asset value, end of year		$31.30	18.59	13.08	17.52	19.35	8.22	7.12	5.02	7.14	8.19

Total investment return[1]	%	(21.70)	(29.55)	(28.97)	33.98	10.40	(17.39)	(13.35)	(29.41)	42.26	14.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$3,575,195	2,280,990	1,439,900	1,748,854	1,835,524	48,949	58,095	38,092	74,054	94,760
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.79	0.79	0.79	0.80	0.80	1.05	1.05	1.05	1.06	1.03
• before expense reductions	%	0.80	0.82	0.87	0.82	0.82	1.37	1.06	1.05	1.06	1.03
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.30	0.31	0.09	(0.13)	0.30	2.15	0.17	(0.26)	(0.45)	0.16
• before expense reductions[2]	%	0.30	0.27	0.01	(0.15)	0.29	1.83	0.17	(0.26)	(0.45)	0.16
Portfolio turnover rate	%	68.37	90.93	113.39	48.90	49.60	23.51	213.23	164.99	65.97	71.22

93

FINANCIAL HIGHLIGHTS

	Health Sciences Portfolio					Mid-Cap Value Portfolio

		2001[3]	2002	2003	2004[6]	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.23	7.08	9.05	10.50	12.90	14.16	11.39	14.63

Plus income from investment operations
Net investment income (loss)	$	(0.02)	(0.02)	(0.02)	(0.04)	0.05	0.10	0.06	0.06	0.06
Net realized and unrealized gain (loss)	$	(0.75)	(2.13)	1.99	0.72	2.54	1.60	(1.98)	3.25	3.61

Total from investment operations	$	(0.77)	(2.15)	1.97	0.68	2.59	1.70	(1.92)	3.31	3.67

Less distributions
Dividends from net investment income	$	–	–	–	–	(0.05)	(0.10)	(0.05)	(0.07)	(0.06)
Distributions from capital gains	$	–	–	–	–	(0.14)	(0.34)	(0.80)	–	–

Total distributions	$	–	–	–	–	(0.19)	(0.44)	(0.85)	(0.07)	(0.06)
Net asset value, end of year	$	9.23	7.08	9.05	9.73	12.90	14.16	11.39	14.63	18.24

Total investment return[1]	%	(7.69)	(23.30)	27.82	7.54	24.91	13.30	(14.46)	29.10	25.08

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	86,911	76,952	122,741	127,039	406,528	826,958	718,932	1,141,905	1,693,994
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.20	1.16	1.16	1.16	0.88	0.89	0.90	0.89	0.89
• before expense reductions	%	1.24	1.21	1.19	1.19	0.98	1.00	0.97	0.96	0.97
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.42)	(0.51)	(0.29)	(0.25)	0.57	0.83	0.48	0.56	0.40
• before expense reductions[2]	%	(0.46)	(0.55)	(0.32)	(0.28)	0.47	0.72	0.41	0.50	0.32
Portfolio turnover rate	%	94.37	139.61	114.39	181.83	136.97	148.32	115.94	87.60	89.13

	International Value Portfolio						Capital Opportunities Portfolio

		2000	2001[7]	2002	2003	2004	2001[3]	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$18.49	15.85	12.06	10.27	12.92	10.00	8.44	6.17	7.81

Plus income from investment operations
Net investment income		$0.09	0.08	0.19	0.16	0.22	0.01	0.02	0.03	0.06
Net realized and unrealized gain (loss)		$(2.19)	(3.50)	(1.87)	2.68	1.90	(1.56)	(2.28)	1.64	0.93

Total from investment operations		$(2.10)	(3.42)	(1.68)	2.84	2.12	(1.55)	(2.26)	1.67	0.99

Less distributions
Dividends from net investment income		$(0.02)	(0.14)	(0.11)	(0.19)	(0.22)	(0.01)	(0.01)	(0.03)	(0.06)
Distributions from capital gains		$(0.52)	(0.22)	–	–	–	–	–	–	–
Tax basis return of capital		$–	(0.01)	–	–	–	–	–	–	–

Total distributions		$(0.54)	(0.37)	(0.11)	(0.19)	(0.22)	(0.01)	(0.01)	(0.03)	(0.06)
Net asset value, end of year		$15.85	12.06	10.27	12.92	14.82	8.44	6.17	7.81	8.74

Total investment return[1]	%	(11.40)	(21.87)	(13.91)	27.71	16.42	(15.54)	(26.78)	27.13	12.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,635,737	1,131,999	995,973	1,593,347	2,105,462	154,091	145,983	256,842	365,380
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.96	0.93	0.93	0.93	0.93	0.91	0.87	0.87	0.86
• before expense reductions	%	0.96	0.93	0.93	0.95	0.93	0.94	0.93	0.93	0.91
Ratios of net investment income to average net assets
• after expense reductions	%	1.09	1.06	1.50	1.79	1.77	0.19	0.27	0.49	0.81
• before expense reductions[2]	%	1.09	1.06	1.50	1.77	1.76	0.16	0.21	0.43	0.76
Portfolio turnover rate	%	63.27	91.89	14.67	12.76	8.46	98.40	103.67	66.44	72.26

94

	International Large-Cap Portfolio						Equity Index Portfolio

		2000[3]	2001	2002	2003	2004	2000[8]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.00	7.84	6.36	5.19	6.69	38.41	34.12	29.54	20.91	26.46

Plus income from investment operations
Net investment income		$0.06	0.05	0.07	0.03	0.07	0.35	0.33	0.32	0.36	0.48
Net realized and unrealized gain (loss)		$(2.21)	(1.48)	(1.18)	1.54	1.17	(3.88)	(4.46)	(6.56)	5.55	2.32

Total from investment operations		$(2.15)	(1.43)	(1.11)	1.57	1.24	(3.53)	(4.13)	(6.24)	5.91	2.80

Less distributions
Dividends from net investment income		$(0.01)	(0.05)	(0.06)	(0.07)	(0.07)	(0.35)	(0.33)	(0.32)	(0.36)	(0.48)
Distributions from capital gains		$–	–	–	–	–	(0.41)	(0.12)	(2.07)	–	–

Total distributions		$(0.01)	(0.05)	(0.06)	(0.07)	(0.07)	(0.76)	(0.45)	(2.39)	(0.36)	(0.48)
Net asset value, end of year		$7.84	6.36	5.19	6.69	7.86	34.12	29.54	20.91	26.46	28.78

Total investment return[1]	%	(21.51)	(18.29)	(17.63)	30.52	18.60	(9.29)	(12.15)	(22.34)	28.29	10.58

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$362,768	504,787	491,693	1,098,950	1,787,081	2,585,065	2,009,221	1,460,074	1,641,092	1,723,653
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.17	1.14	1.15	1.15	1.14	0.29	0.29	0.29	0.30	0.29
• before expense reductions	%	1.17	1.14	1.15	1.16	1.14	0.29	0.29	0.29	0.30	0.29
Ratios of net investment income to average net assets
• after expense reductions	%	0.41	0.44	0.59	0.73	0.98	0.96	1.06	1.31	1.49	1.72
• before expense reductions[2]	%	0.41	0.44	0.59	0.71	0.97	0.96	1.06	1.31	1.49	1.72
Portfolio turnover rate	%	21.25	25.64	28.96	131.03	48.01	4.13	4.58	10.07	1.00	5.64

	Small-Cap Index Portfolio						Fasciano Small Equity Portfolio

		2000[8]	2001	2002	2003	2004	2000	2001	2002	2003	2004[9]

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.74	11.13	10.30	8.06	11.75	14.55	11.08	9.17	6.87	9.11

Plus income from investment operations
Net investment income (loss)		$0.13	0.10	0.07	0.06	0.07	(0.02)	(0.05)	0.09	0.04	0.07
Net realized and unrealized gain (loss)		$(0.55)	0.08	(2.24)	3.69	2.02	(2.98)	(1.86)	(2.39)	2.24	1.66

Total from investment operations		$(0.42)	0.18	(2.17)	3.75	2.09	(3.00)	(1.91)	(2.30)	2.28	1.73

Less distributions
Dividends from net investment income		$(0.13)	(0.09)	(0.07)	(0.06)	(0.08)	–	–	–	(0.04)	(0.07)
Distributions from capital gains		$(0.06)	(0.92)	–	–	–	(0.47)	–	–	–	–

Total distributions		$(0.19)	(1.01)	(0.07)	(0.06)	(0.08)	(0.47)	–	–	(0.04)	(0.07)
Net asset value, end of year		$11.13	10.30	8.06	11.75	13.76	11.08	9.17	6.87	9.11	10.77

Total investment return[1]	%	(3.61)	1.74	(21.19)	46.53	17.76	(21.06)	(17.24)	(25.09)	33.14	18.94

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$182,355	219,725	301,367	645,568	1,377,562	447,461	303,852	235,473	303,500	272,533
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.60	0.57	0.56	0.55	0.55	0.84	0.87	0.86	0.86	0.86
• before expense reductions	%	0.62	0.57	0.56	0.56	0.55	0.86	0.91	0.97	0.98	0.93
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	1.18	1.05	0.91	0.80	0.75	(0.28)	(0.40)	0.09	0.47	0.62
• before expense reductions[2]	%	1.16	1.05	0.91	0.80	0.75	(0.30)	(0.45)	(0.03)	0.36	0.56
Portfolio turnover rate	%	67.45	51.78	49.51	19.09	25.15	171.29	209.96	122.32	183.00	84.70

95

FINANCIAL HIGHLIGHTS

	Small-Cap Value Portfolio			Multi-Strategy Portfolio

		2003[3]	2004	2000	2001	2002	2003[10]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	12.60	16.98	15.40	14.82	12.48	15.16

Plus income from investment operations
Net investment income	$	0.11	0.22	0.44	0.38	0.28	0.21	0.26
Net realized and unrealized gain (loss)	$	2.59	2.80	(0.33)	(0.56)	(2.20)	2.69	1.23

Total from investment operations	$	2.70	3.02	0.11	(0.18)	(1.92)	2.90	1.49

Less distributions
Dividends from net investment income	$	(0.10)	(0.22)	(0.43)	(0.37)	(0.28)	(0.22)	(0.28)
Distributions from capital gains	$	–	(0.31)	(1.26)	(0.03)	(0.14)	–	–

Total distributions	$	(0.10)	(0.53)	(1.69)	(0.40)	(0.42)	(0.22)	(0.28)
Net asset value, end of year	$	12.60	15.09	15.40	14.82	12.48	15.16	16.37

Total investment return[1]	%	26.93	24.41	0.75	(1.15)	(13.06)	23.28	9.81

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	318,718	606,338	762,502	760,507	554,049	622,688	625,588
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.02	1.00	0.69	0.69	0.70	0.71	0.70
• before expense reductions	%	1.06	1.01	0.70	0.70	0.70	0.71	0.70
Ratios of net investment income to average net assets
• after expense reductions	%	1.79	1.96	2.68	2.55	2.00	1.50	1.59
• before expense reductions[2]	%	1.75	1.95	2.67	2.54	1.99	1.49	1.59
Portfolio turnover rate	%	44.21	24.72	237.43	220.34	336.62	261.98	291.87

	Main Street Core Portfolio						Emerging Markets Portfolio

		2000	2001	2002	2003[10]	2004	2000	2001	2002	2003[10]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$27.75	23.46	20.98	14.89	18.74	10.48	6.73	6.14	5.93	9.91

Plus income from investment operations
Net investment income (loss)		$0.22	0.16	0.14	0.16	0.26	(0.03)	0.04	0.03	0.10	0.18
Net realized and unrealized gain (loss)		$(1.98)	(2.23)	(6.10)	3.86	1.53	(3.71)	(0.62)	(0.21)	3.96	3.23

Total from investment operations		$(1.76)	(2.07)	(5.96)	4.02	1.79	(3.74)	(0.58)	(0.18)	4.06	3.41

Less distributions
Dividends from net investment income		$(0.22)	(0.15)	(0.13)	(0.17)	(0.26)	(0.01)	(0.01)	(0.03)	(0.08)	(0.19)
Distributions from capital gains		$(2.31)	(0.26)	–	–	–	–	–	–	–	–

Total distributions		$(2.53)	(0.41)	(0.13)	(0.17)	(0.26)	(0.01)	(0.01)	(0.03)	(0.08)	(0.19)
Net asset value, end of year		$23.46	20.98	14.89	18.74	20.27	6.73	6.14	5.93	9.91	13.13

Total investment return[1]	%	(6.71)	(8.87)	(28.40)	26.96	9.54	(35.69)	(8.68)	(3.07)	68.50	34.62

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,940,766	1,300,440	744,629	1,172,300	1,426,317	178,903	163,150	148,690	320,113	684,704
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.69	0.69	0.69	0.71	0.70	1.30	1.31	1.33	1.24	1.18
• before expense reductions	%	0.69	0.71	0.71	0.71	0.70	1.30	1.32	1.33	1.25	1.21
Ratios of net investment income to average net assets
• after expense reductions	%	0.85	0.68	0.73	1.05	1.39	0.01	0.92	0.42	1.71	2.14
• before expense reductions[2]	%	0.84	0.66	0.72	1.05	1.39	0.00	0.91	0.42	1.70	2.11
Portfolio turnover rate	%	45.41	40.87	71.88	85.27	78.11	120.01	84.53	136.43	20.26	27.66

96

	Managed Bond Portfolio						Inflation Managed Portfolio

		2000	2001	2002	2003	2004	2000	2001[11]	2002[11]	2003[11]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.33	10.82	11.03	11.59	11.16	10.10	10.68	10.73	12.06	12.22

Plus income from investment operations
Net investment income		$0.68	0.55	0.55	0.49	0.30	0.59	0.44	0.15	0.06	0.12
Net realized and unrealized gain		$0.47	0.23	0.62	0.20	0.29	0.57	0.01	1.48	0.89	0.91

Total from investment operations		$1.15	0.78	1.17	0.69	0.59	1.16	0.45	1.63	0.95	1.03

Less distributions
Dividends from net investment income		$(0.66)	(0.57)	(0.52)	(0.50)	(0.33)	(0.58)	(0.40)	(0.12)	(0.01)	(0.10)
Distributions from capital gains		$–	–	(0.09)	(0.62)	(0.13)	–	–	(0.18)	(0.78)	(0.77)

Total distributions		$(0.66)	(0.57)	(0.61)	(1.12)	(0.46)	(0.58)	(0.40)	(0.30)	(0.79)	(0.87)
Net asset value, end of year		$10.82	11.03	11.59	11.16	11.29	10.68	10.73	12.06	12.22	12.38

Total investment return[1]	%	11.53	7.33	10.93	6.24	5.38	11.85	4.27	15.45	8.24	8.90

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,613,748	2,353,055	2,629,300	2,619,647	2,991,450	572,827	620,494	1,300,657	1,644,339	2,335,360
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.64	0.64	0.65	0.66	0.65	0.62	0.66	0.64	0.66	0.64
• before expense reductions	%	0.65	0.65	0.65	0.66	0.65	0.65	0.67	0.64	0.66	0.65
Ratios of net investment income to average net assets
• after expense reductions	%	6.44	5.11	4.55	4.02	2.46	5.79	4.04	1.97	0.85	1.08
• before expense reductions[2]	%	6.43	5.10	4.55	4.02	2.46	5.76	4.03	1.97	0.85	1.07
Portfolio turnover rate	%	406.54	412.87	379.20	568.34	826.80	589.38	873.05	621.35	1,024.08	1,040.98

	Money Market Portfolio						High Yield Bond Portfolio

		2000	2001	2002	2003	2004	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.08	10.09	10.09	10.09	10.09	8.81	7.70	7.07	6.28	7.02

Plus income from investment operations
Net investment income		$0.60	0.38	0.14	0.08	0.10	0.82	0.73	0.57	0.49	0.50
Net realized and unrealized gain (loss)		$0.01	–	–	–	–	(1.13)	(0.62)	(0.78)	0.74	0.13

Total from investment operations		$0.61	0.38	0.14	0.08	0.10	(0.31)	0.11	(0.21)	1.23	0.63

Less distributions
Dividends from net investment income		$(0.60)	(0.38)	(0.14)	(0.08)	(0.10)	(0.80)	(0.74)	(0.58)	(0.49)	(0.50)
Distributions from capital gains		$–	–	–	–	–	–	–	–	–	–

Total distributions		$(0.60)	(0.38)	(0.14)	(0.08)	(0.10)	(0.80)	(0.74)	(0.58)	(0.49)	(0.50)
Net asset value, end of year		$10.09	10.09	10.09	10.09	10.09	7.70	7.07	6.28	7.02	7.15

Total investment return[1]	%	6.18	3.86	1.41	0.79	1.01	(3.72)	1.35	(3.00)	20.29	9.42

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,256,358	1,604,902	1,749,545	1,161,021	1,068,303	424,967	484,683	524,202	925,494	895,618
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.38	0.36	0.36	0.37	0.37	0.64	0.63	0.65	0.65	0.66
• before expense reductions	%	0.38	0.36	0.36	0.37	0.37	0.65	0.64	0.65	0.65	0.66
Ratios of net investment income to average net assets
• after expense reductions	%	6.01	3.70	1.40	0.80	1.00	10.02	9.75	8.70	7.40	7.12
• before expense reductions[2]	%	6.01	3.70	1.40	0.80	1.00	10.02	9.74	8.70	7.40	7.12
Portfolio turnover rate	%	N/A	N/A	N/A	N/A	N/A	70.45	114.19	94.99	92.04	86.06

97

FINANCIAL HIGHLIGHTS

	Equity Income Portfolio				Large-Cap Value Portfolio

		2002[3]	2003	2004	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.57	10.70	11.09	12.60	11.73	8.95	11.62

Plus income from investment operations
Net investment income	$	0.08	0.13	0.17	0.11	0.09	0.10	0.11	0.15
Net realized and unrealized gain (loss)	$	(1.43)	2.12	1.13	1.58	(0.54)	(2.79)	2.68	1.00

Total from investment operations	$	(1.35)	2.25	1.30	1.69	(0.45)	(2.69)	2.79	1.15

Less distributions
Dividends from net investment income	$	(0.08)	(0.12)	(0.17)	(0.10)	(0.09)	(0.09)	(0.12)	(0.15)
Distributions from capital gains	$	–	–	–	(0.08)	(0.33)	–	–	–

Total distributions	$	(0.08)	(0.12)	(0.17)	(0.18)	(0.42)	(0.09)	(0.12)	(0.15)
Net asset value, end of year	$	8.57	10.70	11.83	12.60	11.73	8.95	11.62	12.62

Total investment return[1]	%	(13.54)	26.24	12.19	15.26	(3.65)	(22.96)	31.24	9.93

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	112,192	185,703	236,577	371,754	1,048,332	1,003,328	1,839,283	2,759,827
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	1.02	0.90	0.88	0.89	0.89	0.89
• before expense reductions	%	1.14	1.08	1.04	0.95	0.90	0.90	0.91	0.90
Ratios of net investment income to average net assets
• after expense reductions	%	1.45	1.54	1.57	1.06	0.91	1.13	1.36	1.46
• before expense reductions[2]	%	1.36	1.51	1.55	1.00	0.89	1.13	1.35	1.45
Portfolio turnover rate	%	42.76	66.38	51.07	80.70	40.69	41.03	32.61	34.94

	Comstock Portfolio						Mid-Cap Growth Portfolio

		2000[3]	2001	2002	2003[12]	2004	2001[3]	2002	2003[12]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.00	9.76	8.77	6.82	8.91	10.00	8.12	4.30	5.61

Plus income from investment operations
Net investment income (loss)		$0.03	0.03	–	0.05	0.10	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)		$(0.25)	(0.99)	(1.94)	2.09	1.42	(1.87)	(3.81)	1.33	1.24

Total from investment operations		$(0.22)	(0.96)	(1.94)	2.14	1.52	(1.88)	(3.82)	1.31	1.21

Less distributions
Dividends from net investment income		$(0.02)	(0.03)	(0.01)	(0.05)	(0.10)	–	–	–	–
Distributions from capital gains		$–	–	–	–	–	–	–	–	–

Total distributions		$(0.02)	(0.03)	(0.01)	(0.05)	(0.10)	–	–	–	–
Net asset value, end of year		$9.76	8.77	6.82	8.91	10.33	8.12	4.30	5.61	6.82

Total investment return[1]	%	(2.19)	(9.87)	(22.15)	31.38	17.17	(18.81)	(47.03)	30.39	21.59

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$42,876	86,740	75,103	422,539	771,295	99,383	92,318	167,630	229,789
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	1.05	1.00	1.00	1.00	1.00	1.00	0.96
• before expense reductions	%	1.44	1.05	1.05	1.02	1.00	1.03	1.09	1.06	0.96
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	1.30	0.44	0.02	1.18	1.34	(0.20)	(0.51)	(0.55)	(0.48)
• before expense reductions[2]	%	0.91	0.43	0.02	1.16	1.33	(0.23)	(0.60)	(0.60)	(0.48)
Portfolio turnover rate	%	9.88	91.97	51.01	72.23	32.20	95.48	157.58	300.49	129.31
98

	Real Estate Portfolio

		2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$9.59	12.23	12.80	12.08	15.85

Plus income from investment operations
Net investment income		$0.46	0.53	0.46	0.46	0.21
Net realized and unrealized income (loss)		$2.65	0.49	(0.47)	4.02	5.73

Total from investment operations		$3.11	1.02	(0.01)	4.48	5.94

Less distributions
Dividends from net investment income		$(0.46)	(0.40)	(0.35)	(0.43)	(0.46)
Distributions from capital gains		$(0.01)	(0.05)	(0.36)	(0.28)	(0.10)

Total distributions		$(0.47)	(0.45)	(0.71)	(0.71)	(0.56)
Net asset value, end of year		$12.23	12.80	12.08	15.85	21.23

Total investment return[1]	%	32.77	8.55	(0.32)	37.52	37.62

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$168,942	236,302	299,735	484,315	746,211
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.14	1.15	1.15	1.14	1.14
• before expense reductions	%	1.14	1.15	1.15	1.14	1.14
Ratios of net investment income to average net assets
• after expense reductions	%	5.16	4.78	4.48	4.01	3.76
• before expense reductions[2]	%	5.16	4.78	4.48	4.01	3.76
Portfolio turnover rate	%	18.22	30.13	27.12	10.94	8.70

[1]	Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment returns are not annualized for periods of less than one full year.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses and adviser expense reimbursements, if any.

[3]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the Concentrated Growth Portfolio, October 2, 2000 for the Focused 30 and Comstock Portfolios, January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Technology, Health Sciences, Capital Opportunities, and Mid-Cap Growth Portfolios, January 2, 2002 for the Equity Income Portfolio, and May 1, 2003 for the Short Duration Bond and Small-Cap Value Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

[4]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005. Other firms managed the portfolio before that date.

[5]	Columbia Management Advisors, Inc. began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[6]	Jennison Associates LLC began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[7]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[8]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[9]	Neuberger Berman Management Inc. began managing the portfolio on May 1, 2005. Other firms managed the portfolio before that date.

[10]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[11]	Certain prior year net investment income and net realized and unrealized gain (loss) on investments were reclassified to conform with current year classification. Certain prior year ratios of net investment income (loss) to average daily net assets were restated as a result of the reclassification. The reclassification had no impact on total net assets or net asset value per share.

[12]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

99

WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You’ll find more information about the Pacific Select Fund in the following documents:

Annual, semi-annual and quarterly reports

The fund’s annual report lists the holdings of the fund’s portfolios (or a summary of holdings), describe portfolio performance, include audited financial statements, and tell you how investment strategies and portfolio performance have responded to recent market conditions and economic trends. The fund’s semi-annual report lists the holdings of the fund’s portfolios (or a summary of the holdings) and include unaudited financial statements. The fund’s annual and semi-annual reports may contain a summary schedule of investments for certain portfolios. A complete schedule of investments may be obtained as noted below. The fund’s quarterly reports will provide a list of the holdings of the fund’s portfolios.

Statement of Additional Information (SAI)

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and a full description of Pacific Select Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, and is considered to be part of the prospectus because it is incorporated by reference.

How to obtain documents

The documents above, once filed, are available on the website. You may also call or write Pacific Life for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information. Investors in the American Funds Growth-Income Portfolio and American Funds Growth Portfolio may also obtain a copy of the Master Funds’ documents by calling or writing to Pacific Life.

Portfolio holdings information

Pacific Select Fund’s unaudited portfolio holdings information can be found on its webpage. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the webpage. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual product prospectus section, under “Additional Pacific Select Fund Information.”

How to contact Pacific Life

Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the fund’s portfolios.

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time

Internet: www.PacificLife.com

How to contact the SEC

Public Reference Section of the SEC
Washington, D.C. 20549-0102
1-800-SEC-0330
Internet: www.sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

SEC file number 811-5141

Form No.	15-15756-19
483-5Z
85-23252-04

PACIFIC SELECT FUND

Prospectus dated May 1, 2005

This prospectus tells you about the Pacific Select Fund’s 33 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies. You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

Blue Chip Portfolio	AIM
Aggressive Growth Portfolio	AIM
Financial Services Portfolio	AIM
Diversified Research Portfolio	Capital Guardian
Equity Portfolio	Capital Guardian
American Funds Growth-Income Portfolio	Capital Research (adviser to the Master Growth-Income Fund)
American Funds Growth Portfolio	Capital Research (adviser to the Master Growth Fund)
Technology Portfolio	Columbia Management
Short Duration Bond Portfolio	Goldman Sachs
Concentrated Growth Portfolio	Goldman Sachs
(formerly called I-Net Tollkeeper PortfolioSM )
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Health Sciences Portfolio	Jennison
Mid-Cap Value Portfolio	Lazard
International Value Portfolio	Lazard
Capital Opportunities Portfolio	MFS
International Large-Cap Portfolio	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Fasciano Small Equity Portfolio	Neuberger Berman
(formerly called Aggressive Equity Portfolio)
Small-Cap Value Portfolio	NFJ
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Managed Bond Portfolio	PIMCO
Inflation Managed Portfolio	PIMCO
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
VN Small-Cap Value Portfolio	Vaughan Nelson

You should be aware that the Securities and Exchange Commission has not reviewed any of these portfolios for their investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

(THIS PAGE INTENTIONALLY LEFT BLANK)

2

Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (PL&A). Pacific Life Insurance Company is licensed to solicit life insurance and annuity products in all states except New York. Product availability and features may vary by state. Neither company is responsible for the insurance or annuity obligations of the other.

3

PORTFOLIOS AT A GLANCE

This section is designed to help you understand the differences between the portfolios, including their investment goals, main investments and main risks and special considerations. You should also read the

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Blue Chip Portfolio AIM	Long-term growth of capital (current income is of secondary importance).

Aggressive Growth Portfolio AIM	Long-term growth of capital.

Financial Services Portfolio AIM	Long-term growth of capital.

Diversified Research Portfolio Capital Guardian	Long-term growth of capital.

Equity Portfolio Capital Guardian	Capital appreciation (current income is of secondary importance).

American Funds Growth-Income Portfolio Capital Research (adviser to the Master Growth-Income Fund)	Long-term growth of capital and income.

American Funds Growth Portfolio Capital Research (adviser to the Master Growth Fund)	Long-term growth of capital.

Technology Portfolio Columbia Management	Long-term growth of capital.

Short Duration Bond Portfolio Goldman Sachs	Current income (capital appreciation is of secondary importance).

Concentrated Growth Portfolio (formerly called I-Net Tollkeeper Portfolio SM) Goldman Sachs	Long-term growth of capital.

Growth LT Portfolio Janus	Long-term growth of capital.

4

complete description of each portfolio in About the portfolios. Any time you invest in a portfolio, there is a risk you could lose money. Please read the prospectus carefully before you invest.

THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.	Price volatility, foreign investments, real estate investment trusts (REITs) and real estate operating companies (REOCs) and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small- and medium-sized growth companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty), liquidity, foreign investments, REITs and REOCs and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies and other investment-related or finance-related companies.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, interest rate, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Price volatility and foreign investments.

Equity securities of U.S. growth-oriented companies.	Price volatility, foreign investments and IPO.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Price volatility, foreign investments, interest rate, credit and master/ feeder mutual fund structure.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Price volatility, foreign investments, interest rate, credit and master/ feeder mutual fund structure.

Equity securities in the technology sector (including derivatives). Such companies include those the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Interest rate, mortgage-related securities, changes in inflation rate and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies of any size.	Price volatility, foreign investments, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

5

PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Focused 30 Portfolio Janus	Long-term growth of capital.

Health Sciences Portfolio Jennison	Long-term growth of capital.

Mid-Cap Value Portfolio Lazard	Capital appreciation.

International Value Portfolio Lazard	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.
Capital Opportunities Portfolio MFS	Long-term growth of capital.

International Large-Cap Portfolio MFS	Long-term growth of capital.
Equity Index Portfolio Mercury Advisors	Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Small-Cap Index Portfolio Mercury Advisors	Investment results that correspond to the total return of an index of small capitalization companies.

Fasciano Small Equity Portfolio (formerly called Aggressive Equity Portfolio) Neuberger Berman	Capital appreciation.

Small-Cap Value Portfolio NFJ	Long-term growth of capital.
Multi-Strategy Portfolio Oppenheimer	High total return.

Main Street® Core Portfolio Oppenheimer	Long-term growth of capital and income.

6

THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
U.S. and foreign equity securities selected for their growth potential.	Non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies in the health sciences sector (including derivatives). Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Industry/sector concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.
Equity securities with the potential for long-term growth of capital.	Price volatility, foreign investments and emerging countries.

Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, emerging countries, geographic concentration and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions) and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to have sustainable earnings growth.	Price volatility, interest rate, credit, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to be undervalued.	Price volatility, foreign investments, interest rate, credit and liquidity.

A mix of equity and fixed income securities.	Price volatility, interest rate, changes in inflation rate, credit, mortgage-related securities, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of large U.S. companies.	Price volatility, interest rate, credit, foreign investments, emerging countries and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

7

PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Emerging Markets Portfolio Oppenheimer	Long-term growth of capital.

Managed Bond Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Inflation Managed Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Money Market Portfolio Pacific Life	Current income consistent with preservation of capital.
High Yield Bond Portfolio Pacific Life	High level of current income.

Large-Cap Value Portfolio Salomon Brothers	Long-term growth of capital (current income is of secondary importance).
Comstock Portfolio Van Kampen	Long-term growth of capital.

Mid-Cap Growth Portfolio Van Kampen	Long-term growth of capital.
Real Estate Portfolio Van Kampen	Current income and long-term capital appreciation.

VN Small-Cap Value Portfolio Vaughan Nelson	Long-term growth of capital.

Each portfolio is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except

8

THE PORTFOLIO’S MAIN RISKS AND
THE PORTFOLIO’S MAIN INVESTMENTS	SPECIAL CONSIDERATIONS
Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility, foreign investments and emerging countries.

Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Interest rate, changes in inflation rate, credit, price volatility, foreign investments, emerging countries, mortgage-related securities, liquidity and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Highest quality money market instruments believed to have limited credit risk.	Interest rate, changes in inflation rate and credit. Intended to have the least investment risk of all of the portfolios.

Fixed income securities with lower and medium- quality credit ratings and intermediate to long terms to maturity.	Price volatility, changes in inflation rate, credit, interest rate, liquidity and foreign investments.

Equity securities of large U.S. companies.	Price volatility, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities with the potential for long-term growth of capital and income.	Price volatility, foreign investments, emerging countries, interest rate, changes in inflation rate, credit, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of medium-sized companies believed to have above-average growth potential.	Price volatility, foreign investments, emerging countries, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions and non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).
Equity securities of companies in the U.S. real estate industry, including REITs and REOCs.	Industry/sector concentration, non-diversification (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio and because of concentration of investments in a narrow industry sector), price volatility, REITs and REOCs, foreign investments and derivatives, synthetics, forward commitments, repurchase agreements and currency transactions.

Equity securities of small companies believed to be undervalued.	Price volatility, REITs and REOCs, interest rate, credit, foreign investments, emerging countries, liquidity and IPO.

for the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, a portfolio’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Select Fund board of trustees may change non-fundamental investment policies of the portfolios without shareholder approval.

9

ABOUT THE PORTFOLIOS

BLUE CHIP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments. Blue chip companies are large and medium-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions. The portfolio manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent eleven-month period, based on month-end data, plus the most recent data during the current month. The portfolio may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)) and up to 15% of its assets in equity and/or debt real estate investment trusts. Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds, ADRs and EDRs. The portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the portfolio’s assets. Synthetic instruments are instruments that have economic characteristics similar to direct investments.

The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The portfolio seeks to balance growth, value and quality when selecting stocks. Such companies generally have superior growth prospects compared to other companies in the same industry, possess proprietary technology which the managers believe have the potential to bring about major changes within an industry, have leading sales within an industry, or the potential to become a market leader. The managers also look for companies that have faster earnings growth than their competitors and the market in general, maintain higher profit margins relative to their competitors, stronger cash flow relative to their competitors, and a balance sheet with relatively low debt and a high return on equity relative to their competitors.

The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above. When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

10

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.69%; 3rd quarter 2001: (18.80)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Blue Chip Portfolio	4.65%	(5.69)%
S&P 500 Index[1]	10.87%	(0.52)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)
The following individuals are primarily responsible for the day-to-day management of the portfolio.

Monika H. Degan, CFA, is a lead manager and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has over 13 years of investment experience and a BA and an MBA from the University of Houston. As the lead manager, Ms. Degan generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Degan may perform these functions, and the nature of these functions, may change from time to time.
Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

They are assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

AGGRESSIVE GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests primarily in common stocks of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products,

11

ABOUT THE PORTFOLIOS

services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of these factors materially change. The portfolio may invest up to 25% of its assets in equity and/or debt real estate investment trusts, although the manager generally does not expect to invest more than 15% of its assets at the present time. The portfolio may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts and European Depositary Receipts). The portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of its assets.

Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity
•	foreign investments
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Aggressive Growth Portfolio	11.88%	(3.06)%
Russell Midcap Growth Index[1]	15.48%	(1.14)%

[1]	The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)

Jay K. Rushin, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. As the lead manager, Mr. Rushin generally has final authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

12

The degree to which Mr. Rushin may perform these functions, and the nature of these functions, may change from time to time. Mr. Rushin has a BA from Florida State University.

He is assisted by AIM’s Aggressive Growth Team, which is comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FINANCIAL SERVICES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the financial services sector. The financial services sector includes banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies, and other investment-related or finance-related companies.

A company is considered part of the financial services sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. In general, the manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager places a greater emphasis on companies that are increasing their revenue streams along with their earnings. The manager seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments – although securities prices of financial services companies generally are interest rate sensitive.

The manager prefers companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. The manager adjusts portfolio weightings depending on current economic conditions and relative valuations of securities.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	regulatory impact
•	interest rate
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

13

ABOUT THE PORTFOLIOS

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.56%; 3rd quarter 2002: (15.41)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Financial Services Portfolio	8.72%	2.66%
S&P 500 Index[1]	10.87%	(0.52)%
S&P 500 Financials Index[2]	10.89%	3.09%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The S&P 500 Financials Index, a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. Results include reinvested dividends.

Portfolio manager — A I M Capital Management, Inc. (AIM)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Michael J. Simon, CFA, a senior portfolio manager at AIM, has been responsible for the portfolio since 2004. He joined AIM in 2001 and previously worked at Luther King Capital Management as a vice president, equity analyst and portfolio manager from 1996 through 2001. Mr. Simon has over 15 years of experience as an investment professional. He has a BBA from Texas Christian University and an MBA from the University of Chicago.
Meggan M. Walsh, CFA, a senior portfolio manager at AIM, has been responsible for the portfolio since 2004. She joined AIM in 1991 and has over 17 years of experience as an investment professional. Ms. Walsh has a BS from the University of Maryland and an MBA from Loyola College.

They are assisted by a team of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

14

DIVERSIFIED RESEARCH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. This portfolio may invest up to 15% of its assets in securities of companies outside the U.S. Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.54%; 3rd quarter 2002: (17.98)%

15

ABOUT THE PORTFOLIOS

Average annual total return		5 years/
as of December 31, 2004	1 year	Since inception

Diversified Research Portfolio	11.20%	3.69%
S&P 500 Index[1]	10.87%	(2.30)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The portfolio is managed by a team of research analysts led by:
Alan J. Wilson, is vice president and a director of Capital Guardian. He is also an executive vice president and U.S. research director of Capital International Research, Inc. (CIRI), the research arm and a subsidiary of Capital Guardian. He is also a portfolio manager for CIRI with investment analyst responsibilities, specializing in U.S. energy equipment and construction and engineering. Mr. Wilson joined Capital Guardian in 1991. He has a BS from the Massachusetts Institute of Technology and an MBA from Harvard University Graduate School of Business Administration. As a research coordinator for the portfolio, Mr. Wilson facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 26 research analysts. The research analysts have an average of 15 years investment experience and an average of 12 years with Capital Guardian or its affiliates.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EQUITY PORTFOLIO

Investment goal — seeks capital appreciation; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S. The portfolio will normally be invested primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalizations greater than $1.5 billion at the time of purchase.

The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

The portfolio may invest up to 10% of its assets in American Depositary Receipts.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Capital Guardian Trust Company has managed substantially similar accounts see Performance of comparable accounts.

16

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Equity Portfolio[1]	5.14%	(10.87)%	6.64%
Russell 1000 Growth Index[2]	6.30%	(9.29)%	9.59%

[1]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Portfolio manager — Capital Guardian Trust Company (Capital Guardian)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
David I. Fisher, chairman of the board of Capital Guardian, has 39 years of experience as an investment professional, including the past 36 years with the Capital organization. He has a BS from the University of California at Berkeley and an MBA from the University of Missouri.
Jim S. Kang, vice president of Capital Guardian, has 17 years of experience as an investment professional, including the past 16 years with the Capital organization. He has a BS from the University of California at Los Angeles and an MBA from Columbia University.
Michael R. Ericksen, senior vice president of Capital Guardian, has 23 years of experience as an investment professional, including the past 18 years with the Capital organization. He has an AB from Harvard College and an MBA from Harvard University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

AMERICAN FUNDS GROWTH-INCOME PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital and income.

Main investments — invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). In turn, the Master Growth-Income Fund seeks to make shareholders’ investments grow and to provide income over time by investing primarily in common stocks or other securities which demonstrate

17

ABOUT THE PORTFOLIOS

the potential for appreciation and/or dividends. The Master-Growth Income Fund is designed for investors seeking both long-term growth of capital and income.

The Master Growth-Income Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index.

Risks — Through its investment in the Master Growth-Income Fund, the American Funds Growth-Income Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments

•	interest rate

•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth-Income Fund are set forth in the prospectus and statement of additional information of the Master Growth-Income Fund. The statement of additional information is available upon request.

The American Funds Growth-Income Portfolio may hereinafter be referred to as a “Feeder Portfolio.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth-Income Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth-Income Fund are listed below:

James K. Dunton is a senior vice president and director of Capital Research. Mr. Dunton has been employed in the investment management area of Capital Research or its affiliates for the past 42 years.
Alan N. Berro is a senior vice president of Capital Research Company (CRC). Mr. Berro has been employed in the investment management area of Capital Research or its affiliates for the past 13 years.
Claudia P. Huntington is a senior vice president of Capital Research. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for the past 29 years.
Robert G. O’Donnell is a senior vice president and director of Capital Research. Mr. O’Donnell has been employed in the investment management area of Capital Research or its affiliates for the past 29 years.
C. Ross Sappenfield is a vice president of CRC. Mr. Sappenfield has been employed in the investment management area of Capital Research or its affiliates for the past 7 years.

With respect to the individuals listed, the Master Growth-Income Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth-Income Fund.

18

PERFORMANCE OF THE MASTER FUND ADJUSTED FOR FEEDER PORTFOLIO FEES

The bar chart shows you the hypothetical performance of the Master Growth-Income Fund managed by Capital Research, adjusted to reflect the additional fees and expenses of the Pacific Select Fund American Funds Growth-Income Portfolio.

This portfolio has no historical performance to report because it started on May 1, 2005. The bar chart presents the hypothetical performance of the Feeder Portfolio, based on the actual historical performance of the Master Growth-Income Fund for the past 10 years, adjusted to reflect the estimated expenses of the Feeder Portfolio, as if the Feeder Portfolio had invested in the Master Growth-Income Fund for the periods presented. The table below the bar chart compares hypothetical portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. Performance information for the Master Growth-Income Fund was provided by Capital Research, and is not within the control of, and has not been independently verified by, Pacific Select Fund or Pacific Life.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1998: 18.85%; 3rd quarter 2002: (18.70)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Master Growth-Income Fund (%)	9.99%	5.35%	12.70%
S&P 500 Index (%)[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

AMERICAN FUNDS GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests all of its assets in Class 2 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund; together with the Master Growth-Income Fund, the Master Funds). In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stock of companies that appear to offer superior opportunities for growth of capital.

19

ABOUT THE PORTFOLIOS

The Master Growth Fund is designed for investors seeking long-term growth of capital principally through investment in common and preferred stocks. The Master Growth Fund may also purchase convertible securities, fixed income securities, cash and cash equivalents. Investors in the Master Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the S&P 500 Index. In addition, the Master Growth Fund may invest up to 10% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.

Risks — Through its investment in the Master Growth Fund, the American Funds Growth Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments

•	interest rate

•	credit

Special considerations — master/feeder mutual fund structure

Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth Fund are set forth in the prospectus and statement of additional information of the Master Growth Fund. The statement of additional information is available upon request.

The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio may each hereinafter be referred to as a “Feeder Portfolio” or collectively as the “Feeder Portfolios.” Pacific Life is considered adviser to the Feeder Portfolio.

Adviser to the Master Growth Fund — Capital Research and Management Company (Capital Research)

Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

The primary portfolio counselors for the Master Growth Fund are listed below:

Donald D. O’Neal is a senior vice president of Capital Research. Mr. O’Neal has been employed in the investment management area of Capital Research or its affiliates for the past 19 years.
Gordon Crawford is a senior vice president and director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 33 years.
J. Blair Frank is a vice president of Capital Research Company (CRC). Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 9 years.
Donnalisa Barnum is a senior vice president of CRC. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 17 years.
Ronald B. Morrow is a senior vice president of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 7 years.

With respect to the individuals listed, the Master Growth Fund’s statement of additional information provides additional information about compensation, other accounts managed and ownership of securities in the Master Growth Fund.

20

PERFORMANCE OF THE MASTER FUND ADJUSTED FOR FEEDER PORTFOLIO FEES

The bar chart shows you the hypothetical performance of the Master Growth Fund managed by Capital Research, adjusted to reflect the additional fees and expenses of the Pacific Select Fund American Funds Growth Portfolio.

This portfolio has no historical performance to report because it started on May 1, 2005. The bar chart presents the hypothetical performance of the Feeder Portfolio, based on the actual historical performance of the Master Growth Fund for the past 10 years, adjusted to reflect the estimated expenses of the Feeder Portfolio, as if the Feeder Portfolio had invested in the Master Growth Fund for the periods presented. The table below the bar chart compares hypothetical portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. Performance information for the Master Growth Fund was provided by Capital Research, and is not within the control of, and has not been independently verified by, Pacific Select Fund or Pacific Life.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1999: 30.71%; 3rd quarter 2001: (27.17)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Master Growth Fund (%)	12.10%	(0.52)%	14.82%
S&P 500 Index (%)[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

TECHNOLOGY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments. The technology companies in which the portfolio invests include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

21

ABOUT THE PORTFOLIOS

This portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. Stock selection decisions are driven by proprietary systematic valuation models.

This portfolio will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). The portfolio may also invest up to 33% of its assets in foreign securities including Brady bonds. American Depositary Receipts, Global Depositary Receipts and NASDAQ listed foreign securities are excluded for purposes of this limitation.

The manager may also invest in derivatives (such as options and financial futures contracts) to try to achieve the portfolio’s investment goal.

Risks — The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments and subject to government regulation, including product approval. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions. This portfolio may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%

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Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Technology Portfolio[1]	3.66%	(17.27)%
Merrill Lynch 100 Technology Index[2]	7.14%	(8.10)%
S&P 500 Index[3]	10.87%	(0.52)%

[1]	Columbia Management Advisors, Inc. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The Merrill Lynch 100 Technology Index, an equally weighted index of 100 leading technology stocks, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Columbia Management Advisors, Inc. (Columbia Management)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Wayne M. Collette, CFA, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2001. Previously, Mr. Collette was an assistant vice president and equity research associate at Schroder Capital Management from 1997 through 1999 and an associate portfolio manager of Neuberger Berman from 1999 through 2001.
Trent E. Nevills, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2003. Previously, Mr. Nevills was an equity analyst for Federated Investors, Inc. from 1997 through 1999 and a portfolio manager and assistant vice president from 1999 through 2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000 through 2003.
Theodore R. Wendell, CFA, is a vice president and co-portfolio manager of Columbia Management. He joined Columbia Management in 2000 and has been with Columbia Management since then, except between June and August 2004. Previously, he served as an equity research associate for three years at State Street Research and Management.

All portfolio managers will actively manage the portfolio on a day-to-day basis, although each may focus on particular sectors or stock selections.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SHORT DURATION BOND PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income; capital appreciation is of secondary importance.

Main investments — invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

23

ABOUT THE PORTFOLIOS

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The portfolio may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Risks — may be affected by the following risks, among others:

•	interest rate
•	mortgage-related securities

•	changes in inflation rate

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2004: 1.12%; 2nd quarter 2004: (0.89)%

Average annual total return		Since inception
as of December 31, 2004	1 year	(May 1, 2003)

Short Duration Bond Portfolio	1.21%	1.30%
Merrill Lynch 1-3 Year Treasury Index[1]	0.91%	1.21%

[1]	The Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury issues that have maturities from one to three years. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.
James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.

24

Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001. Previously, Mr. Sullivan was a senior member of the account management group at Pacific Investment Management Company LLC from 1997 through 2001.

James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.

They are assisted by a team of investment professionals. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

CONCENTRATED GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 90% of its assets in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth. While the portfolio will normally emphasize stocks of large companies, the portfolio may invest in securities of companies of any capitalization. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 10% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies, and 10% of its assets in fixed income securities, such as government, corporate and bank obligations.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Goldman Sachs has managed substantially similar accounts, see Performance of comparable accounts.

25

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%

Average annual total return		Since inception
as of December 31, 2004	1 year	(May 1, 2000)

Concentrated Growth Portfolio[1]	12.66%	(15.94)%
Russell 1000 Growth Index[2]	6.30%	(10.31)%
S&P 500 Index[3]	10.87%	(2.29)%

[1]	Effective February 1, 2005, the portfolio changed its name from I-Net Tollkeeper and investment strategy from I-Net Tollkeeper companies to a large-capitalization growth mandate.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Goldman Sachs Asset Management, L.P. (Goldman Sachs)

The Growth Team operates as an Investment Committee, led by the individuals listed below, who are primarily responsible for the day-to-day management of the portfolio.
Herbert E. Ehlers is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He has been the lead manager of the Growth Team since its inception in 1981.
David G. Shell, CFA, is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He joined the Growth Team in 1987. He was a senior portfolio manager at Liberty Investment Management (Liberty) prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Shell joined Liberty’s predecessor firm Eagle Asset Management (Eagle), in 1987.
Steven M. Barry is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. Prior to joining Goldman Sachs in 1999, he was a portfolio manager at Alliance Capital Management for eleven years.
Gregory H. Ekizian, CFA, is a senior portfolio manager and chief investment officer for the Growth Team of Goldman Sachs. He was a senior portfolio manager at Liberty prior to Goldman Sachs’ acquisition of Liberty in 1997. Mr. Ekizian joined Liberty’s predecessor firm, Eagle, in 1987.

They are assisted by other members of Goldman Sachs’ Growth Team. Team members provide research support and make securities recommendations with respect to the portfolio but do not have day-to-day management responsibilities with respect to the portfolio. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

26

GROWTH LT PORTFOLIO

Investment goal — seeks long-term growth of capital.

Main investments — invests in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities. The portfolio may invest up to 25% of its assets in foreign investments denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may also invest in debt securities and indexed/ structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (junk) bonds. The portfolio may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds. The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments

•	credit

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

27

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Growth LT Portfolio	10.40%	(10.34)%	12.51%
S&P 500 Index[1]	10.87%	(2.30)%	12.07%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio.
David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth College and an MBA from Columbia University.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FOCUSED 30 PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

28

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

The portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high-yield (junk) bonds. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The manager may use derivatives (such as options and future contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be subject to more credit risk than certain other portfolios because of its ability to invest in high-yield investments, especially during periods of economic uncertainty or economic downturns. This portfolio may be affected by the following risks, among others:

•	non-diversification
•	price volatility
•	foreign investments

•	interest rate

•	credit

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 22.95%; 1st quarter 2001: (20.83)%

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ABOUT THE PORTFOLIOS

Average annual total return		Since inception
as of December 31, 2004	1 year	(October 2, 2000)

Focused 30 Portfolio	14.85%	(4.41)%
S&P 500 Index[1]	10.87%	(2.38)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Janus Capital Management LLC (Janus)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Ron V. Sachs, CFA, joined Janus in 1996, and is the manager and executive vice president of a similar fund managed by Janus. He also manages private accounts with a similar aggressive growth strategy. He has a BA from Princeton University and obtained his law degree from the University of Michigan.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HEALTH SCIENCES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

The investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts and Canadian issuers are excluded from this limit.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

30

Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	regulatory impact
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 13.54%; 1st quarter 2001: (17.39)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Health Sciences Portfolio[1]	7.54%	(0.68)%
S&P SuperComposite 1500 Index[2]	11.78%	0.46%
S&P SuperComposite Health Care Index[3]	3.34%	(3.26)%
S&P 500 Index[4]	10.87%	(0.52)%

[1]	Jennison Associates LLC began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[2]	The S&P SuperComposite 1500 Index, an index made up of the S&P 500 Index, the S&P MidCap 400 Stock Index and the S&P SmallCap 600 Index, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P SuperComposite Health Care Index, an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SuperComposite 1500 Index. Results include reinvested dividends.

[4]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Jennison Associates LLC (Jennison)

Jennison typically follows a team approach in the management of this portfolio, while preserving individual accountability. The team meets regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the strategy. The portfolio managers for the portfolio are supported by members of Jennison’s research team, which is comprised of other research analysts and other investment

31

ABOUT THE PORTFOLIOS

professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

David Chan, CFA, is an executive vice president and portfolio manager at Jennison. He generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows. Prior to joining Jennison in 1992, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including a special focus in the health care area. Mr. Chan has a BA from Harvard University and an MBA from Columbia University.
Michael A. Del Balso is an executive vice president and portfolio manager at Jennison. He is also Jennison’s director of research for growth equity. Mr. Del Balso has been a part of the Jennison investment team since 1972. He has a BS from Yale University and an MBA from Columbia University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MID-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks capital appreciation.

Main investments — invests at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the Index. As of December 31, 2004, the market capitalization range of the Russell Midcap Index was approximately between $631 million and $33.8 billion. Typically the portfolio manager purchases stocks with market capitalizations between $1 billion and $10 billion.

The portfolio management team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities, including up to 15% of its assets in foreign securities. The portfolio may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the portfolio’s net assets.

The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

32

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Mid-Cap Value Portfolio	25.08%	14.35%	12.78%
Russell Midcap Index[1]	20.22%	7.59%	9.30%

[1]	The Russell Midcap Index, an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Portfolio manager — Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Andrew D. Lacey is a deputy chairman at Lazard and has over 9 years of investment experience. He became a full-time member of Lazard’s equity team in 1996. He has a BA from Wesleyan University and an MBA from Columbia University.
Christopher H. Blake is a managing director and a portfolio manager at Lazard and has over 8 years of investment experience. He joined Lazard in 1995 and has a BSBA from the University of Denver.
Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and has over 21 years of investment experience. He is a mid-cap and strategic equity portfolio manager. Mr. Buesser joined Lazard in 2000. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

33

ABOUT THE PORTFOLIOS

INTERNATIONAL VALUE PORTFOLIO

Investment goal — seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments — invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values. The portfolio may invest in American Depositary Receipts and Global Depositary Receipts. The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The portfolio normally concentrates its investments in a core group of 30-45 issuers. The allocation of the portfolio’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the portfolio’s assets primarily in established companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 16.13%; 3rd quarter 2002: (22.10)%

34

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

International Value Portfolio[1]	16.42%	(2.39)%	5.40%
MSCI EAFE Index[2]	20.25%	(1.13)%	5.62%

[1]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — Lazard Asset Management LLC (Lazard), a subsidiary of Lazard Frères & Co. LLC

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
John R. Reinsberg is a deputy chairman at Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. Mr. Reinsberg joined Lazard in 1992. He has a BA from the University of Pennsylvania and an MBA from Columbia University.
Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. Mr. Bennett is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. He is a CPA, has a BS from New York University and an MBA from the University of Chicago.
Gabrielle Boyle is a senior managing director and portfolio manager at Lazard and has over 14 years of investment experience. She joined Lazard in 1993. Ms. Boyle is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA and an MA from University College, Dublin.
Michael Powers is a managing director of Lazard and has over 14 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. Mr. Powers joined Lazard in 1990. He has a BA from Brown University and an MBA from Long Island University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

CAPITAL OPPORTUNITIES PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

The portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed

35

ABOUT THE PORTFOLIOS

quantity of a foreign currency at a future date. This portfolio may invest up to 35% of its assets in foreign securities, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and those of emerging market countries.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 18.10%; 3rd quarter 2001: (25.33)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Capital Opportunities Portfolio	12.69%	(2.98)%
S&P 500 Index[1]	10.87%	(0.52)%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
S. Irfan Ali is a senior vice president of MFS. Mr. Ali has been employed in the investment management area of MFS since 1993. He has a BA and an MBA from Harvard.
Kenneth J. Enright is a senior vice president of MFS. Mr. Enright has been employed in the investment management area of MFS since 1986. He has a BS from Boston State College and an MBA from Babson College.
Alan T. Langsner is a vice president of MFS. Mr. Langsner has been employed in the investment management area of MFS since 1999.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

36

INTERNATIONAL LARGE-CAP PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. International large-cap companies have a market capitalization of $3 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies (including those of emerging market countries) it believes have above average growth potential. The manager looks particularly at companies that demonstrate a strong franchise, strong cash flows and a recurring revenue stream; a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	geographic concentration
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how MFS Investment Management has managed substantially similar accounts see Performance of comparable accounts.

37

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 17.38%; 3rd quarter 2002: (21.48)%

Average annual total return		5 years/
as of December 31, 2004	1 year	Since inception

International Large-Cap Portfolio[1]	18.60%	(3.94)%
MSCI EAFE Index[2]	20.25%	(1.13)%

[1]	MFS began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Portfolio manager — MFS Investment Management (MFS)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
David R. Mannheim is a senior vice president at MFS. Mr. Mannheim has been employed in the investment management area of MFS since 1988.
Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EQUITY INDEX PORTFOLIO

Investment goal — seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

Main investments — invests at least 80% of its assets in equity securities of companies that are included in the S&P 500 Index or representative of that index (including derivatives). The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

38

The portfolio management team has two objectives:

•	match the returns of the index before taking into account portfolio costs

The portfolio usually holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility
•	derivatives, synthetics, forward commitments, repurchase agreements, and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34)%

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ABOUT THE PORTFOLIOS

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Equity Index Portfolio[1]	10.58%	(2.57)%	11.72%
S&P 500 Index[2]	10.87%	(2.30)%	12.07%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Vincent J. Costa, CFA, has been a managing director of MLIM since 2005. He was a director of MLIM from 1999 to 2005 and has been a member of the portfolio’s management team since 2004. Mr. Costa is MLIM’s Head of Quantitative Investments and has over eighteen years of experience in investing and in managing index investments.
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has ten years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has thirteen years of experience in investing and in managing index investments.

The team is jointly responsible for the day-to-day management of the portfolio. Mr. Costa is the overall investment supervisor for the portfolio, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SMALL-CAP INDEX PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks investment results that correspond to the total return of an index of small capitalization companies.

Main investments — invests at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required and transaction costs are reduced.

The portfolio management team has two objectives:

•	match the returns of the index before taking into account portfolio costs

The portfolio can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

40

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•	lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 23.29%; 3rd quarter 2002: (21.76)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Small-Cap Index Portfolio[1]	17.76%	5.93%	8.06%
Russell 2000 Index[2]	18.33%	6.61%	8.92%

[1]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

41

ABOUT THE PORTFOLIOS

Portfolio manager — Mercury Advisors

The portfolio is managed by the Merrill Lynch Investment Managers, L.P. (MLIM) Quantitative Index Management Team. The members of the team are:
Vincent J. Costa, CFA has been a managing director of MLIM since 2005. He was a director of MLIM from 1999 to 2005 and has been a member of the portfolio’s management team since 2004. Mr. Costa is MLIM’s Head of Quantitative Investments and has over eighteen years of experience in investing and in managing index investments.
Jeffrey L. Russo, CFA, has been a director of MLIM since 2004. He was a vice president of MLIM from 1999 to 2004 and has been a member of the portfolio’s management team since 2000. Mr. Russo has ten years of experience as a portfolio manager and trader.
Debra L. Jelilian, director of MLIM since 1999, has been a member of the portfolio’s management team since 2000. Ms. Jelilian has thirteen years of experience in investing and in managing index investments.

The team is jointly responsible for the day-to-day management of the portfolio. Mr. Costa is the overall investment supervisor for the portfolio, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of the portfolio’s investments.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

FASCIANO SMALL EQUITY PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks capital appreciation; no consideration is given to income.

Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the portfolio first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The portfolio manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,
•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and
•	significant appreciation potential.

In choosing companies that the manager believes are likely to achieve the portfolio’s goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the portfolio in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.

The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The portfolio may also engage in short sales against the box, as long as no more than 15% of the portfolio’s net assets would be subject to such short sales at any time.

42

The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the portfolio’s investment goal.

Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit
•	liquidity

•	derivatives, synthetics, forward, commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results. For information on how Neuberger Berman Management Inc. has managed substantially similar accounts see Performance of comparable accounts.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%

Average annual total return			Since inception
as of December 31, 2004	1 year	5 years	(April 1, 1996)

Fasciano Small Equity Portfolio[1]	18.94%	(4.97)%	2.59%
Russell 2000 Index[2]	18.33%	6.61%	9.47%
Russell 2500 Index[3]	18.29%	8.35%	11.55%

[1]	Neuberger Berman Management Inc. began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Russell 2500 Index, an index of the stocks of approximately 2,500 mid-capitalization U.S. companies. Results include reinvested dividends.

Portfolio manager — Neuberger Berman Management Inc. (Neuberger Berman)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.

43

ABOUT THE PORTFOLIOS

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in companies with market capitalizations of between $100 million and $2 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings (P/E) ratios relative to the market and their respective industry groups. In seeking income, the portfolio invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks. This portfolio may invest up to 25% of its total assets in securities of foreign issuers.

The portfolio manager uses a value investing style. The manager screens small capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100 stocks in equal amounts in the portfolio without having more than 10% of its assets in securities of issuers in a single industry. The portfolio may invest up to 20% of its assets in short-term debt obligations.

Risks — A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. This portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	interest rate
•	credit
•	liquidity

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

44

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2003: 13.67%; 3rd quarter 2004: 1.05%

Average annual total return		Since inception
as of December 31, 2004	1 Year	(May 1, 2003)

Small-Cap Value Portfolio	24.41%	31.38%
Russell 2000 Value Index[1]	22.25%	38.34%

[1]	The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

Portfolio manager — NFJ Investment Group L.P. (NFJ)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
J. Chris Najork, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience encompassing equity research and portfolio management. He has a BA and MBA from Southern Methodist University.
Benno J. Fischer, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience in portfolio management, investment analysis and research. He has a BA and JD from Oklahoma University and an MBA from New York University.
Paul A. Magnuson, managing director, has been a portfolio manager with NFJ since 1992 and has over 19 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.
E. Clifton Hoover, CFA, managing director, has been a portfolio manager with NFJ since 1997 and has over 19 years experience in financial analysis and portfolio management. He has a BBA and MBA from Texas Tech University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MULTI-STRATEGY PORTFOLIO

Investment goal — seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

Main investments — invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.

Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s

45

ABOUT THE PORTFOLIOS

assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, American Depositary Receipts (ADRs), and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.

Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase Brady bonds. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating. The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.

This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions. This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market countries. ADRs are excluded from this limit. This portfolio may invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

The manager may also invest in derivatives (such as futures contracts) to help achieve the portfolio’s investment goal.

Risks — invests in a mix of equity and fixed income securities. This portfolio may be affected by the following risks, among others:

•	price volatility
•	interest rate

•	changes in inflation rate

•	credit
•	mortgage-related securities
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

46

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 12.33%; 3rd quarter 2002: (8.52)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Multi-Strategy Portfolio[1]	9.81%	3.23%	9.60%
Lehman Brothers Aggregate Bond Index[2]	4.34%	7.71%	7.72%
S&P 500 Index[3]	10.87%	(2.30)%	12.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. On January 1, 1994 the investment objective and some investment policies changed.

[2]	The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

[3]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Emmanuel Ferreira, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2003 and was formerly a portfolio manager at Lashire Investments from 1999 through 2002.
Christopher Leavy, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2000 and was formerly a portfolio manager at Morgan Stanley Dean Witter Investment Management from 1997 through September 2000.
Angelo Manioudakis, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 2002 and was formerly an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from 1993 through 2002.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MAIN STREET CORE PORTFOLIO

Investment goal — seeks long-term growth of capital and income.

Main investments — invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the portfolio manager focuses on U.S.

47

ABOUT THE PORTFOLIOS

companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
•	Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
•	Judgment: The portfolio is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.

Risks — may be affected by the following risks, among others:

•	price volatility
•	interest rate
•	credit

•	foreign investments

•	emerging countries

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

48

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Main Street Core Portfolio[1]	9.54%	(3.28)%	9.18%
S&P 500 Index[2]	10.87%	(2.30)%	12.07%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date. In 1994 some investment policies changed.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Nikolaos D. Monoyios, CFA, a senior vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He joined Oppenheimer in 1998.
Marc Reinganum, a vice president of Oppenheimer, has been a member of the portfolio’s management team since 2003. He is also director of quantitative research and portfolio strategist for equities at Oppenheimer. Mr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (SMU) from 1995 through 2003. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the board of trustee investment committee.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

EMERGING MARKETS PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. This portfolio may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes

49

ABOUT THE PORTFOLIOS

restrictions on foreign investing. Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries. The portfolio principally invests in common stock and other equity securities.

The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Risks — The value of this portfolio may have greater price swings than most of the portfolios. This portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

50

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2001: 29.73; 3rd quarter 1998: (25.07)%

Average annual total return			Since inception
as of December 31, 2004	1 year	5 years	(April 1, 1996)

Emerging Markets Portfolio[1]	34.62%	5.25%	3.75%
MSCI Emerging Markets Free Index[2]	25.55%	4.34%	N/A

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Portfolio manager — OppenheimerFunds, Inc. (Oppenheimer)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Mark Madden, CFA, is a vice president of Oppenheimer. Prior to joining Oppenheimer in 2004, he held several positions at Pioneer Investment Management, Inc. from 1993 through 2004.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MANAGED BOND PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally: fixed income securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, or derivatives on them or related indices; mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may also invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-

51

ABOUT THE PORTFOLIOS

denominated foreign securities, including American Depositary Receipts. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

Risks — The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign bond will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign bond will rise.

Since the portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate

•	changes in inflation rate

•	credit
•	price volatility
•	foreign investments
•	emerging countries

•	mortgage-related securities

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

52

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2001: 5.61%; 2nd quarter 2004: (2.75)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Managed Bond Portfolio	5.38%	8.25%	8.07%
Lehman Brothers Aggregate Bond Index[1]	4.34%	7.71%	7.72%
Lehman Brothers Government/ Credit Index[2]	4.19%	8.00%	7.80%

[1]	The Lehman Brothers Aggregate Bond Index, an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The Lehman Brothers Government/ Credit Index, an index of government and corporate fixed income securities. Results include reinvested dividends.

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

Pasi Hamalainen, managing director, generalist portfolio manager, member of PIMCO’s investment committee and head of risk oversight, joined PIMCO in 1994. He is responsible for the day-to-day management of the portfolio’s assets. Mr. Hamalainen has 11 years of investment experience and has a BS from the University of Pennsylvania and an MBA from The Wharton School at the University of Pennsylvania.
William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. He heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. He has an MBA from UCLA Graduate School of Business.

With respect to Mr. Hamalainen, the portfolio manager, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

INFLATION MANAGED PORTFOLIO

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed

53

ABOUT THE PORTFOLIOS

bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The portfolio may invest up to 10% of its assets in lower-rated, high-yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including securities of issuers based in countries with developing or emerging market economies. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

When selecting securities, the portfolio manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Risks — When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal

54

interest rates go up, the value of such bonds will tend to go down. The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Since the Inflation Managed Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

•	interest rate
•	changes in inflation rate
•	credit
•	price volatility
•	foreign investments
•	emerging countries

•	mortgage-related securities

•	liquidity

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and prior benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
3rd quarter 2002: 7.28%; 2nd quarter 2004: (2.95)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Inflation Managed Portfolio[1]	8.90%	9.68%	8.57%
Lehman Brothers Global Real: U.S. TIPS Index[2]	8.46%	10.85%	N/A
Lehman Brothers Government Bond Index[3]	3.48%	7.48%	7.46%

[1]	Effective May 1, 2001, the portfolio changed its name from Government Securities and investment focus from government securities to inflation-indexed bonds.

[2]	The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding treasury inflation protected securities issued by the U.S. government, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The Lehman Brothers Government Bond Index, an index of fixed income securities issued by the U.S. government and its agencies. Results include reinvested dividends.

55

ABOUT THE PORTFOLIOS

Portfolio manager — Pacific Investment Management Company LLC (PIMCO)

The following individual is primarily responsible for the day-to-day management of the portfolio.
John B. Brynjolfsson, CFA, managing director, portfolio manager, joined PIMCO in 1989. He has 18 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a BS from Columbia College and an MBA from the MIT Sloan School of Management.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MONEY MARKET PORTFOLIO

Investment goal — seeks current income consistent with preservation of capital.

Main investments — invests in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.

Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

Risks — An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It’s possible to lose money by investing in the portfolio. The Money Market Portfolio generally has the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks among others:

•	interest rate

•	changes in inflation rate

•	credit

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

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Best and worst quarterly performance during this period:

4th quarter 2000: 1.61%; 3rd and 4th quarter 2003 and 3rd quarter 2004: 0.17%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

Money Market Portfolio	1.01%	2.63%	3.92%
Merrill Lynch 3-Month U.S. T-Bill Index[1]	1.33%	2.95%	4.14%
Lipper Money Market Funds Index[2]	0.78%	2.47%	3.78%

7-day yield ending December 31, 2004: 1.78%

[1]	The Merrill Lynch 3-Month U.S. T-Bill Index, an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2]	The Lipper Money Market Funds Index, an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Dale W. Patrick is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1985, and has managed the Money Market Portfolio since 1994. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.
Brendan L. Collins, CFA, is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1996 and is responsible for managing short-term investments and long-term general account assets. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and operations area. He has a BA from California State University, Fullerton.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

HIGH YIELD BOND PORTFOLIO

Investment goal — seeks a high level of current income.

Main investments — invests principally in high yield (junk) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. High yield bonds are considered to be mostly speculative in nature. This gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income. This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.

Securities principally include high yield (junk) bonds and notes. The portfolio may also invest in fixed income securities that can be converted into equity securities, and preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars.

When selecting securities, the portfolio manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

57

ABOUT THE PORTFOLIOS

Risks — Since this portfolio’s principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

•	price volatility

•	changes in inflation rate

•	credit
•	interest rate
•	liquidity
•	foreign investments

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 7.05%; 3rd quarter 2001: (6.81)%

Average annual total return
as of December 31, 2004	1 year	5 years	10 years

High Yield Bond Portfolio	9.42%	4.49%	6.64%
CS First Boston High Yield Bond Index[1]	11.95%	8.14%	8.87%

[1]	The CS First Boston High Yield Bond Index, an index designed to mirror the performance of the global high-yield bond market. Results include reinvested dividends.

Portfolio manager — Pacific Life Insurance Company (Pacific Life)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Simon Lee is a portfolio manager and vice president of Pacific Life. He joined the company in 1985. He is responsible for managing Pacific Life’s high yield and convertible bond assets. Mr. Lee has both a BA and an MBA from Loyola Marymount University.
Michael Long is a portfolio manager and assistant vice president of Pacific Life. He joined Pacific Life in 1994 as an investment analyst. He was promoted to his current position in 1998. Mr. Long has over 20 years experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He has a BA from the University of California, Davis and an MBA from Pepperdine University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

58

LARGE-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, the portfolio may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

The portfolio management team looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The portfolio may invest in fixed income securities for current income. The portfolio may also invest up to 20% of its assets in foreign securities.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

59

ABOUT THE PORTFOLIOS

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Large-Cap Value Portfolio	9.93%	4.30%	5.47%
S&P 500 Index[1]	10.87%	(2.30)%	1.25%

[1]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Portfolio manager — Salomon Brothers Asset Management Inc (Salomon Brothers)

The following individual is primarily responsible for the day-to-day management of the portfolio.
Mark J. McAllister, CFA, is a managing director of Salomon Brothers. He joined Salomon Brothers in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of Salomon Brothers’ equity investment process.

With respect to the individual listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

COMSTOCK PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts,

60

European Depositary Receipts, Global Depositary Receipts and those in emerging market countries. The portfolio may also invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	interest rate
•	changes in inflation rate
•	credit
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indices. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.68%; 3rd quarter 2001: (18.30)%

Average annual total return		Since inception
as of December 31, 2004[1]	1 year	(October 2, 2000)

Comstock Portfolio[1]	17.17%	1.30%
S&P 500 Index[2]	10.87%	(2.38)%
S&P 500/Barra Value Index[3]	15.71%	1.89%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3]	The S&P 500/Barra Value Index, an index of stocks in the S&P 500 Index that have lower price-to-book ratios than the S&P 500/Barra Growth Index. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s Multi-Cap Value Team. The following individuals are primarily responsible for the day-to-day management of the portfolio.
B. Robert Baker, Jr., managing director, is the lead portfolio manager. He joined Van Kampen in 1991.
Jason S. Leder, managing director, is a co-portfolio manager. He joined Van Kampen in 1995.
Kevin C. Holt, managing director, is a co-portfolio manager. He joined Van Kampen in 1999.

61

ABOUT THE PORTFOLIOS

All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

They are assisted by other members of Van Kampen’s Multi-Cap Value Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

MID-CAP GROWTH PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the portfolio manager believes have above-average growth potential. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. A company is considered to be a mid-cap company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of December 31, 2004, the market capitalization range of the Russell Midcap Growth Index was approximately between $631 million and $33.8 billion. Companies whose market capitalization falls outside the range of the index after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy.

The manager seeks to invest in companies it believes have (i) consistent or rising earnings growth records, (ii) potential for strong free cash flow and/or (iii) compelling business strategies. The manager studies company developments, including business strategy and financial results and looks for sustainable earnings and cash flow growth. The manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The portfolio may also purchase securities on a when-issued or delayed delivery basis. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and emerging market countries.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	non-diversification

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns

62

do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year1

Best and worst quarterly performance during this period:

4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83)%

Average annual total return		4 years/
as of December 31, 2004	1 year	Since inception

Mid-Cap Growth Portfolio[1]	21.59%	(9.13)%
Russell Midcap Growth Index[2]	15.48%	(1.14)%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s U.S. Growth Team. The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Dennis P. Lynch, managing director, is the lead portfolio manager. He joined Van Kampen in 1998.
David S. Cohen, managing director, is a co-portfolio manager. He joined Van Kampen in 1993.
Sam Chainani, executive director, is a co-portfolio manager. He joined Van Kampen in 1996.

They are assisted by other members of Van Kampen’s U.S. Growth Team. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

REAL ESTATE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income and long-term capital appreciation.

Main investments — invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The portfolio may invest up to 10% of its assets in foreign investments.

Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

63

ABOUT THE PORTFOLIOS

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes properties that produce income and underlying asset values, values per square foot and property yields. The “top-down” asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.

Risks — may also be affected by the following risks, among others:

•	industry/sector concentration
•	non-diversification
•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)
•	foreign investments
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2004: 17.59%; 3rd quarter 2002: (10.34)%

Average annual total return			6 years/
as of December 31, 2004	1 year	5 years	Since inception

Real Estate Portfolio	37.62%	22.15%	18.15%
NAREIT Equity Index[1]	31.58%	21.95%	17.06%

[1]	The National Association Real Estate Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

Portfolio manager — Van Kampen

The portfolio is managed by Van Kampen’s Real Estate Team.
Theodore R. Bigman, a managing director of Van Kampen, is the lead portfolio manager and is primarily responsible for the day-to-day management of the portfolio. He joined Van Kampen in 1995 and has 18 years of investment experience. Mr. Bigman has a BA from Brandeis University and an MBA from Harvard Business School.

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The primary research analysts for the portfolio are listed below:

Stuart B. Seeley is an executive director of Van Kampen.
James A. Cowan is a vice president of Van Kampen.
David Smetana, CPA, is a vice president of Van Kampen.
Bill “B.J.” Grant is an associate of Van Kampen.
Christina Chiu is an associate of Van Kampen.

The Real Estate Team determines the investment strategy, establish asset-allocation frameworks, and direct the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors. As the lead portfolio manager, Mr. Bigman has ultimate responsibility for the strategy and is the final arbiter on decisions. Members of the team may change from time to time.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

VN SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term growth of capital.

Main investments — invests at least 80% of its assets in companies with market capitalizations within the capitalization range of the Russell 2000 Value Index. The portfolio may, however, invest in companies with larger capitalizations. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The portfolio manager invests in small capitalization companies with a focus on absolute return. The manager uses a bottom-up value oriented investment process in constructing the portfolio.

The manager seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns
•	companies valued at a discount to their asset value
•	companies with an attractive dividend yield and minimal basis risk.

In selecting investments for the portfolio, the manager generally employs the following strategy:

•	value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. The portfolio manager selects companies that it believes are out-of-favor or misunderstood.
•	the manager starts with an investment universe of 5,000 securities. The manager then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
•	the manager uses fundamental analysis to construct a portfolio generally holding 55-85 securities consisting of quality companies in the opinion of the manager.
•	the manager will generally sell a stock when it reaches the portfolio manager’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

This portfolio may invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities. The manager may also invest in convertible preferred stock and convertible debt securities, foreign securities, including those of emerging markets, real estate investment trusts (REITs) and securities offered in initial public offering (IPOs).

Risks — The VN Small-Cap Value Portfolio may be affected by the following risks, among others:

•	price volatility
•	real estate investment trusts (REITs) and real estate operating companies (REOCs)

•	interest rate

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ABOUT THE PORTFOLIOS

•	credit
•	foreign investments
•	emerging countries
•	liquidity
•	IPO

Please refer to Risks and risk definitions for additional information.

Portfolio performance — This portfolio has no historical performance to report because it started on May 1, 2005. For information on how Vaughan Nelson has managed substantially similar accounts, see Performance of comparable accounts.

Portfolio manager — Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. He has 13 years of investment/financial analysis and accounting experience. Mr. Wallis has a BBA from Baylor University and an MBA from Harvard Business School.

Mr. Wallis is the lead portfolio manager and has ultimate decision-making authority for the Small Cap Value strategy. He has been lead manager for over 4 years. Mr. Wallis interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Mark J. Roach is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2002. Before joining Vaughan Nelson, he was a security analyst with USAA Investment Management Company from 2001 to 2002 and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach has 13 years of investment management experience. He has a BA from Baldwin Wallace College and an MBA from the University of Chicago.

Mr. Roach is one of three members of the Small Cap Value Team. He has been a member of the team for over 2 years. Mr. Roach interacts with the other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Before joining Vaughan Nelson, he was a vice president from 2000 to 2003 of RBC Capital Markets and an associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber has 8 years of investment management and financial analysis experience. He has a BS from the University of the South and an MBA from Tulane University.

Mr. Weber is one of three members of the Small Cap Value Team. He was added to the Small Cap Value Team in 2004. Mr. Weber interacts with other members of the team on a daily basis to discuss and formulate investment decisions and also shares responsibility for the research and analysis of companies in which to invest.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

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RISKS AND SPECIAL CONSIDERATIONS

RISKS AND RISK DEFINITIONS

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses.

A portfolio may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – Each portfolio tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. Each portfolio may temporarily change its investment strategies if a portfolio manager believes economic conditions make it necessary to try to protect the portfolio from potential loss, for redemptions, at start-up of a portfolio, or other reasons. In that case, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio that invests too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A portfolio may have policies on the amount it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Some of these policies are in place due to the name of the particular portfolio (Name Policy). The Name Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A Portfolio may not change its Name Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

The following portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance: Technology, Short Duration Bond, Health Sciences, International Large-Cap, Fasciano Small Equity, Multi-Strategy, Inflation Managed, Managed Bond, Mid-Cap Growth and VN Small-Cap Value Portfolios. Many of the portfolios are used in connection with asset allocation services, such as Portfolio Optimization. Changes to the allocation models may result in the transfer of assets from one portfolio to another, which may increase trading costs for the affected portfolios.

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Performance of a portfolio will vary – Performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

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RISKS AND SPECIAL CONSIDERATIONS

A portfolio may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the portfolios, including:

•	price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Large companies tend to have more stable prices than small- or medium-sized companies.

Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the portfolio and therefore may be riskier and more susceptible to price swings than large companies. They may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. Additionally, many faster-growing health care companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. Investments in over-the-counter stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolios with a small number of holdings may have greater exposure to those holdings, which could increase potential price volatility compared to portfolios with a greater number of holdings.

Index portfolios are not actively managed. Portfolios invest in securities included in the index regardless of their investment merit. The portfolio management teams cannot change this investment strategy even temporarily to protect the portfolios from loss during poor economic conditions. This means index portfolios are more susceptible to a general decline in the U.S. stock market than actively managed portfolios.

The Master Funds underlying the American Funds Growth-Income and the American Funds Growth Portfolios principally invest in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The Master Funds invest in companies that the portfolio counselors think have the potential for above average growth, which may give the Master Funds a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

The Master Funds underlying the American Funds Growth-Income and the American Funds Growth Portfolios may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•	foreign investments risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively

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lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.

•	emerging countries risk – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.

•	interest rate risk – the value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.

•	changes in inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls.

•	credit risk – a fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

•	mortgage-related securities risk – mortgage-related securities can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, funds investing in such securities will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions risk – derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.

•	liquidity risk – liquidity is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor.

•	industry/sector concentration risk – since a portfolio may invest principally in only one industry or sector, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real

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RISKS AND SPECIAL CONSIDERATIONS

estate investment trusts (REITs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

•	non-diversification risk – a non-diversified portfolio may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	IPO risk – IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.

SPECIAL CONSIDERATIONS

•	Master/feeder mutual fund structure – A “feeder portfolio” invests all of its assets in a separate mutual fund, the “master fund.” A feeder portfolio has a similar investment objective and the same limitations as the master fund in which it invests. The portfolio does not buy investment securities directly. The master fund, on the other hand, invests directly in portfolio securities.

Under the master/feeder structure, a feeder portfolio may withdraw its investment in its master fund if approved by the fund’s board of trustees (board), which the board could do at any time in its discretion after a notice period. Prior to any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the feeder portfolio in another pooled investment entity having the same or similar investment objective as the portfolio, request Pacific Life to manage the portfolio directly or hire another portfolio manager to manage the portfolio, or take other action.

Because feeder portfolios invest all of their assets in a master fund, a feeder portfolio will bear the fees and expenses of the feeder portfolio and the master fund in which it invests. The feeder portfolio’s expenses may be higher than those of other mutual funds which directly acquire and manage their own portfolio of securities. The master/feeder structure is different from that of most of the other portfolios of the fund and many other investment companies. A master fund may have other shareholders, such as other feeder funds, each of whom will pay their proportionate share of the master fund’s expenses. The master fund may change its investment objectives, policies, managers, expense limitation agreements and other matters relating to such fund without approval of the feeder portfolio or the feeder portfolio’s board.

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FEES AND EXPENSES

The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. The fund also pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement. Pacific Life uses part of the advisory fee to pay for the services of the portfolio managers.

The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio’s average daily net assets, based on the year 2004 unless otherwise noted. To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio other than the American Funds Growth-Income Portfolio, but including the American Funds Growth Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. In the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses and the proportionate share of the net fees and expenses of the Master Fund that exceed an annual rate of 1.01% of its average daily net assets.

In 2004, Pacific Life recouped $19,697 from the Aggressive Growth Portfolio, $11,595 from the Technology Portfolio, and $5,046 from the Mid-Cap Growth Portfolio, for adviser’s reimbursement made to the fund in prior years under the expense limitation agreement.

Effective May 1, 2005, the fund entered into an Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart below. See Advisory fee reduction program in Other fund information for details on the Program.

						Master Fund
				Less adviser’s				Total master
	Advisory	Other	Total	reimbursement/	Total net	12b-1	Other	& feeder
Portfolio[1]	fee	expenses	expenses	waiver	expenses	amounts	expenses	expenses

	As an annual % of average daily net assets
Blue Chip	0.95	0.04	0.99	—	0.99	—	—	—
Aggressive Growth	1.00	0.11	1.11	—	1.11	—	—	—
Financial Services	1.10	0.06	1.16	—	1.16	—	—	—
Diversified Research	0.90	0.05	0.95	—	0.95	—	—	—
Equity	0.65	0.05	0.70	—	0.70	—	—	—
American Funds Growth-Income[2,3,4,5]	0.95	0.03	0.98	(0.59)	0.39	0.25	0.31	0.95
American Funds Growth [2,3,4,5]	0.95	0.07	1.02	(0.59)	0.43	0.25	0.36	1.04
Technology	1.10	0.08	1.18	—	1.18	—	—	—
Short Duration Bond	0.60	0.05	0.65	—	0.65	—	—	—
Concentrated Growth[6]	1.05	0.07	1.12	—	1.12	—	—	—
Growth LT	0.75	0.05	0.80	—	0.80	—	—	—
Focused 30	0.95	0.08	1.03	—	1.03	—	—	—
Health Sciences	1.10	0.06	1.16	—	1.16	—	—	—
Mid-Cap Value	0.85	0.04	0.89	—	0.89	—	—	—

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FEES AND EXPENSES

						Master Fund
				Less adviser’s				Total master
	Advisory	Other	Total	reimbursement/	Total net	12b-1	Other	& feeder
Portfolio[1]	fee	expenses	expenses	waiver	expenses	amounts	expenses	expenses

	As an annual % of average daily net assets
International Value	0.85	0.08	0.93	—	0.93	—	—	—
Capital Opportunities	0.80	0.06	0.86	—	0.86	—	—	—
International Large-Cap	1.05	0.09	1.14	—	1.14	—	—	—
Equity Index	0.25	0.04	0.29	—	0.29	—	—	—
Small-Cap Index	0.50	0.05	0.55	—	0.55	—	—	—
Fasciano Small Equity[7]	0.80	0.06	0.86	—	0.86	—	—	—
Small-Cap Value	0.95	0.05	1.00	—	1.00	—	—	—
Multi-Strategy	0.65	0.05	0.70	—	0.70	—	—	—
Main Street Core	0.65	0.05	0.70	—	0.70	—	—	—
Emerging Markets	1.00	0.19	1.19	—	1.19	—	—	—
Managed Bond	0.60	0.05	0.65	—	0.65	—	—	—
Inflation Managed	0.60	0.05	0.65	—	0.65	—	—	—
Money Market	0.33 [8]	0.04	0.37	—	0.37	—	—	—
High Yield Bond	0.60	0.06	0.66	—	0.66	—	—	—
Large-Cap Value	0.85	0.04	0.89	—	0.89	—	—	—
Comstock	0.95	0.05	1.00	—	1.00	—	—	—
Mid-Cap Growth	0.90	0.06	0.96	—	0.96	—	—	—
Real Estate	1.10	0.04	1.14	—	1.14	—	—	—
VN Small-Cap Value[5]	0.95	0.08	1.03	—	1.03	—	—	—

[1]	Effective December 10, 2004, the fund eliminated the brokerage enhancement plan. Pacific Life and the fund’s portfolio managers may not allocate brokerage transactions to particular broker-dealers to help promote the distribution of the fund’s shares. However, effective January 1, 2005, the fund entered into a brokerage recapture program, pursuant to which brokerage commissions paid by the fund are recaptured by the fund and used to pay certain fund expenses. Recaptured commissions may be used to reduce expenses, such as custody fees, that would otherwise be incurred by the fund. In addition, the fund has entered into an Advisory Fee Reduction Program (Program) with Pacific Life, pursuant to which Pacific Life has contractually agreed to waive a specified amount of the advisory fee payable to Pacific Life by each of the portfolios in the event the fund’s weighted average annual total return, without reflecting fees and expenses, over a 10-year period exceeds a target rate of performance. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. Total adjusted net expenses for these portfolios, after deduction of any offset for custodian credits were: 0.98% for the Blue Chip Portfolio, 1.05% for the Aggressive Growth Portfolio, 1.15% for the Financial Services Portfolio, 0.94% for the Diversified Research Portfolio, 0.68% for the Equity Portfolio, 0.95% for the American Funds Growth-Income Portfolio, 1.04% for the American Funds Growth Portfolio, 1.14% for the Technology Portfolio, 0.65% for the Short Duration Bond Portfolio, 1.08% for the Concentrated Growth Portfolio, 0.79% for the Growth LT Portfolio, 1.03% for the Focused 30 Portfolio, 1.13% for the Health Sciences Portfolio, 0.82% for the Mid-Cap Value Portfolio, 0.93% for the International Value Portfolio, 0.81% for the Capital Opportunities Portfolio, 1.13% for the International Large-Cap Portfolio, 0.29% for the Equity Index Portfolio, 0.55% for the Small-Cap Index Portfolio, 0.79% for the Fasciano Small Equity Portfolio, 0.98% for the Small-Cap Value Portfolio, 0.70% for the Multi-Strategy Portfolio, 0.70% for the Main Street Core Portfolio, 1.16% for the Emerging Markets Portfolio, 0.65% for the Managed Bond Portfolio, 0.64% for the Inflation Managed Portfolio, 0.37% for the Money Market Portfolio, 0.66% for the High Yield Bond Portfolio, 0.88% for the Large-Cap Value Portfolio, 0.99% for the Comstock Portfolio, 0.96% for the Mid-Cap Growth Portfolio, 1.14% for the Real Estate Portfolio and 1.03% for the VN Small-Cap Value Portfolio.

[2]	Until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio. In addition, Pacific Life has contractually agreed to limit the American Funds Growth- Income Portfolio’s operating expenses, (including: organizational expenses; investment advisory fees (net of any waiver or reimbursement); distribution expenses or service fees; custody expenses; portfolio accounting expenses; legal and accounting expenses; expenses of any counsel or other persons or services retained by the fund’s independent trustees; and the proportionate share of the net fees and expenses of the Master Fund; but excluding foreign taxes on dividends, interest or gains; interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; litigation and other extraordinary expenses; and other expenses not incurred in the ordinary course of business), to an annual rate of 1.01% of the average daily net assets of the portfolio. This expense limitation agreement has an initial term of one year from the date the American Funds Growth-Income Portfolio begins operations. Additionally, if the Securities and Exchange Commission issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio, the term shall be two years from the date the substitution occurs.

[3]	Class 2 shares of each of the Master Funds pay 0.25% of average daily net assets annually pursuant to a Plan of Distribution or 12b-1 Plan. In addition, Class 2 shares of the Growth-Income Fund pay to Capital Research a management fee equal to an annual rate of 0.29% of the Growth-Income Fund’s average daily net assets, and bear other expenses that

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were an annual rate of 0.02% of the Growth-Income Fund’s average daily net assets in its most recently completed fiscal year, and Class 2 shares of the Growth Fund pay to Capital Research a management fee equal to an annual rate of 0.35% of the Growth Fund’s average daily net assets and bear other expenses equal to an annual rate of 0.01% of the Growth Fund’s average daily net assets in its most recently completed fiscal year. Since these fees are paid out of each Master Fund’s assets, over time they will increase the cost and reduce the return on an investment in the Master Fund and, indirectly, each of the Feeder Portfolios. The fee table and the example provided below reflect the estimated expenses of both the Feeder Portfolios and the Master Funds.

[4]	Pursuant to two separate Fund Participation Agreements among the fund, Pacific Select Distributors, Inc., the fund’s distributor (PSD), the American Funds Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Rule 12b-1 service fee from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Funds in the Master Funds.

[5]	Expenses are estimated based on each portfolio’s projected average net assets for 2005. There are no actual advisory fees or expenses for these portfolios in 2004 because the portfolios commenced operations after December 31, 2004.

[6]	Effective February 1, 2005, the I-Net Tollkeeper Portfolio was renamed to the Concentrated Growth Portfolio, and the annual advisory fee rate was reduced from 1.25% to 1.05%.

[7]	Effective May 1, 2005, the Aggressive Equity Portfolio was renamed to the Fasciano Small Equity Portfolio.

[8]	The effective rate shown reflects each breakpoint as obtained and is an aggregate fee paid to the adviser for the most recent fiscal year as a percentage of average net assets. The advisory fee schedule for the Money Market Portfolio based on annual percentage of average daily net assets is as follows: 0.40% of the first $250 million, 0.35% of the next $250 million and 0.30% of excess.

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FEES AND EXPENSES

Examples

The examples that follow are intended to help you compare the cost of investing in Pacific Select Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Select Fund’s annual operating expenses remain as stated in the previous table throughout the 10-year period except for the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and the VN Small-Cap Value Portfolio (New Portfolios). For the New Portfolios, the cost of investing presented in the examples below reflect that offering costs will be fully amortized during the first year, and for the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, the advisory fee waiver is only guaranteed for the first two years. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate – actual expenses and performance may vary.

	Your expenses (in dollars) if you sell					Your expenses (in dollars) if you sell
	your shares at the end of each period					your shares at the end of each period

	1 year	3 years	5 years	10 years		1 year	3 years	5 years	10 years

Portfolio					Portfolio
Blue Chip	101	315	547	1,213	International Large-
Aggressive Growth	113	353	612	1,352	Cap	116	362	628	1,386
Financial Services	118	368	638	1,409	Equity Index	30	93	163	368
Diversified Research	97	303	525	1,166	Small-Cap Index	56	176	307	689
Equity	72	224	390	871	Fasciano Small
American Funds					Equity	88	274	477	1,061
Growth-Income	97	365	n/a	n/a	Small-Cap Value	102	318	552	1,225
American Funds Growth	106	389	n/a	n/a	Multi-Strategy	72	224	390	871
Technology	120	375	649	1,432	Main Street Core	72	224	390	871
Short Duration Bond	66	208	362	810	Emerging Markets	121	378	654	1,443
Concentrated Growth	114	356	617	1,363	Managed Bond	66	208	362	810
Growth LT	82	255	444	990	Inflation Managed	66	208	362	810
Focused 30	105	328	569	1,259	Money Market	38	119	208	468
Health Sciences	118	368	638	1,409	High Yield Bond	67	211	368	822
Mid-Cap Value	91	284	493	1,096	Large-Cap Value	91	284	493	1,096
International Value	95	296	515	1,143	Comstock	102	318	552	1,225
Capital Opportunities	88	274	477	1,061	Mid-Cap Growth	98	306	531	1,178
					Real Estate	116	362	628	1,386
					VN Small-Cap Value	105	321	n/a	n/a

OTHER FUND INFORMATION

HOW SHARE PRICES ARE CALCULATED

Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction,

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the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE closes. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed. In addition, delay in calculating NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable, or the SEC permits a delay for the protection of shareholders.

The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the board. The portfolios may value securities at fair value as estimated in good faith under procedures established by the board, based upon recommendations provided by the portfolio managers, in accordance with valuation services approved by the board, or otherwise as provided by the fund’s valuation procedures, which have been determined by the board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the portfolios’ foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the portfolios may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the portfolios’ NAVs are not calculated and shareholders are not able to redeem their shares on such days. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the fund values its shares. Prices derived under these procedures will be used in determining NAVs.

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the fund’s board. In determining the fair value of securities, the fund may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

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OTHER FUND INFORMATION

Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a portfolio does not price its shares, the value of a portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life’s customer service.

The NAVs of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds, and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

FUND AVAILABILITY

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the fund’s portfolios – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. Accordingly, the fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the variable life insurance policies and annuity contracts which use Pacific Select Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that contract owners may make. The fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You’ll find information about how this works in the product prospectus or offering memorandum.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.

Dividends are generally distributed according to the following schedule:

•	Debt portfolios (Money Market, Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios) — dividends declared and paid monthly
•	All other portfolios — dividends declared and paid annually.

Dividends may be declared less frequently (e.g. semi-annually) if it is advantageous to the portfolio and to shareholders of the portfolio, but in no event less frequently than annually.

DISTRIBUTION ARRANGEMENTS

As noted previously, the fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the fund, Pacific Select Distributors, Inc., principal underwriter (PSD) of Pacific Life’s variable insurance products, or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Refer to the product prospectus or the offering memorandum for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.

Pursuant to two separate Fund Participation Agreements among Pacific Select Fund, PSD, the fund’s distributor, the American Funds Insurance Series (an open-end management investment company, the series of which include the Master Funds) (the American Funds), American Funds Distributors, Inc., the principal

76

underwriter of the American Funds’ shares (AFD), Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and (i) one with Pacific Life; and (ii) the other with Pacific Life and PL&A, PSD will receive a Rule 12b-1 service fee from the American Funds at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to variable insurance and annuity products issued or administered by Pacific Life or PL&A. Offsetting this amount, pursuant to two separate Business Agreements among PSD, AFD, CRMC, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Funds in the Master Funds.

POLICY REGARDING FREQUENT TRADING

The fund is only available as the underlying investment fund for variable life insurance and variable annuity products (variable contracts) issued or administered by Pacific Life or PL&A. The portfolios are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the portfolios as investment options under their variable contracts.

The trading activity of individual contract owners is generally not identified to the portfolios, and therefore the ability of a portfolio to monitor exchanges made by contract owners is severely limited. Consequently, the portfolios must rely on Pacific Life or PL&A as the issuer or administrator of the variable contracts to monitor frequent, short-term trading within a portfolio by contract owners.

Pacific Life and PL&A attempt to discourage frequent trading by monitoring certain large transaction activity through the variable contracts and imposing transaction limitations on variable contract owners. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

Because the fund is only available as the underlying investment fund for variable contracts issued or administered by Pacific Life and PL&A, and because Pacific Life and PL&A monitor and apply limitations on trading activity, the board of trustees of the fund has not adopted separate policies and procedures for the fund with respect to frequent transactions.

Such trading activity can disrupt the management of the fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the portfolios’ performance.

ADVISORY FEE REDUCTION PROGRAM

Pacific Life serves as investment adviser to the fund under an investment advisory agreement first entered into on November 9, 1987 and amended and restated on January 1, 2005. The fund and Pacific Life recently put into place the Advisory Fee Reduction Program (Program), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. Under this Program, the advisory fee paid to Pacific Life by each portfolio will be reduced so long as the fund’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10-calendar year period ending December 31st (the Advisory Fee Reduction Performance) exceeds an annual rate of 8.00% (Waiver Threshold). The Waiver Threshold is an amount intended to

77

OTHER FUND INFORMATION

reflect performance levels at which Pacific Life realizes economies of scale. These economies would be shared with shareholders under the Program.

The Program, which became effective on May 1, 2005, will remain in effect through at least April 30, 2007, after which renewal and the terms of the Program will be reviewed by Pacific Life and the fund’s board of trustees, and there can be no assurance that it will be renewed or continued in the current form after that date.

The amount, if any, of the fund’s advisory fee that will be waived under the Program is determined at the beginning of each calendar year. At that time, the weighted average annual total return, without reflecting fees and expenses of the fund for the most recently completed 10-calendar year period is determined. If that amount exceeds the Waiver Threshold, Pacific Life will waive a portion of its advisory fee beginning on May 1 of the year following the 10-calendar year period through April 30 of the following year. The amount of the waiver will depend on the amount by which the fund has outperformed the Waiver Threshold. The greater the fund’s outperformance, the larger the waiver, up to a maximum waiver of an annual rate of 0.05% of the average daily net assets of each portfolio. For example, if the fund’s Advisory Fee Reduction Performance for the 10-calendar year period ending December 31, 2005 is greater than 8.00% but less than or equal to 8.50%, beginning May 1, 2006, the advisory fee for each portfolio will be waived by an annual rate of 0.00125%, and if the Advisory Fee Reduction Performance is greater than 20%, the advisory fee will be waived by an annual rate of 0.05%. The maximum waiver is 0.05%. If the fund’s Advisory Fee Reduction Performance for the 10-calendar year period does not exceed the Waiver Threshold, no waiver will apply, and Pacific Life will receive the full advisory fee. Under the Program, the fund’s Advisory Fee Reduction Performance is calculated on a gross basis, prior to deduction of fund fees and expenses, and all calculations are asset-weighted so that portfolio returns are weighted proportionally in relation to their size.

The fee waiver under the Program applies to all of the fund’s portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio. Please see the SAI for a more complete description of the Program, including the method for calculating the fund’s Advisory Fee Reduction Performance for the Program.

FUND ORGANIZATION

The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.

The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

TAX MATTERS

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. The American Funds Growth-Income Portfolio and American Funds Growth Portfolio intend to comply with these diversification regulations through their investments in the Master Funds. You’ll find more information about taxation in the SAI. Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included here concerning the federal income tax consequences at the shareholder

78

level. The tax status of your investment in the fund depends upon the features of your policy or contract. For information about the federal income tax consequences to purchasers of variable contracts, see the prospectus for the policy or contract.

ABOUT THE PORTFOLIO MANAGERS

This section provides information about the firms that manage the Pacific Select Fund portfolios.

Pacific Life Insurance Company — 700 Newport Center Drive, Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), the investment adviser and administrator of Pacific Select Fund, provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses and pension plans a variety of investment products and services. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a Master Fund, and therefore Pacific Life has not retained other portfolio managers to manage the assets of these portfolios. Some of the portfolio managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the fund’s board, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.

Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval.

A I M Capital Management, Inc. — 11 Greenway Plaza, Suite 100, Houston, Texas 77046

A I M Capital Management, Inc. (AIM) was founded in 1986 and together with its affiliates manages over 200 investment portfolios with approximately $138 billion as of December 31, 2004. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

AIM manages the Blue Chip Portfolio, the Aggressive Growth Portfolio and the Financial Services Portfolio.

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ABOUT THE PORTFOLIO MANAGERS

Capital Guardian Trust Company — 333 South Hope Street, Los Angeles, California 90071

Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 2004, Capital Guardian managed approximately $162 billion, primarily for large institutional clients.

Portfolio management is supported by the research efforts of over 190 investment professionals. Capital Group International, Inc. spent over $120 million in 2004 on its research efforts.

Capital Guardian manages the Diversified Research Portfolio and the Equity Portfolio.

Capital Research and Management Company — 333 South Hope Street, Los Angeles, California 90071

Capital Research and Management Company (Capital Research), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and other mutual funds, including those in The American Funds Group. Capital Research is a wholly-owned subsidiary of The Capital Group Companies. As of December 31, 2004, Capital Research managed over $600 billion.

Capital Research manages the funds underlying the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio.

Columbia Management Advisors, Inc. — 100 Federal Street, Boston, Massachusetts 02110

Columbia Management Advisors, Inc. (Columbia Management) is a direct wholly owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969. As of December 31, 2004, Columbia Management and its affiliates managed approximately $331 billion.

Columbia Management manages the Technology Portfolio.

Goldman Sachs Asset Management, L.P. — 32 Old Slip, New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2004, Goldman Sachs, along with other units of IMD, had assets under management of approximately $451 billion.

Goldman Sachs manages the Short Duration Bond Portfolio and the Concentrated Growth Portfolio (formerly called I-Net Tollkeeper PortfolioSM). I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

Janus Capital Management LLC — 151 Detroit Street, Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $139 billion in assets under management as of December 31, 2004. The Janus investment team focuses on individual companies, using an investment process supported by the company’s 22 portfolio managers and 34 securities analysts.

Janus manages the Focused 30 Portfolio and the Growth LT Portfolio.

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Jennison Associates LLC — 466 Lexington Avenue, New York, New York 10017

Jennison Associates LLC (Jennison) was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company. As of December 31, 2004, Jennison managed approximately $64 billion.

Since inception in 1969, Jennison has employed a security selection (bottom-up) approach to investing. Each investment team is highly experienced and skilled and is committed to being among the leaders in its respective discipline.

Jennison manages the Health Sciences Portfolio.

Lazard Asset Management LLC, a subsidiary of Lazard Frères & Co. LLC —
30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard LLC, a Delaware limited liability company. LF & Co. provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $77 billion as of December 31, 2004. Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

Lazard LLC recently filed a registration statement with the SEC to effect an initial public offering (the Transaction). The Transaction will likely be deemed a change in control and result in an assignment under the 1940 Act of the management agreement among and between the fund, Pacific Life, and Lazard (the Agreement). As a result, the Agreement will terminate after the Transaction is complete (which is expected sometime during the second calendar quarter of 2005).

Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the SEC, Pacific Life and the fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval.

Accordingly, at a meeting held on April 4, 2005, the fund’s board, including a majority of independent trustees, considered and approved the continuation of Lazard as manager to the Mid-Cap Value and International Value Portfolios in light of the Transaction. In approving this continuation, the board considered among other things that: (i) no changes are expected in the management of the portfolios; (ii) no changes are expected in the advisory or portfolio management fee schedules; (iii) no changes are expected in Lazard’s operations or its day-to-day management as a result of the Transaction; and (iv) Pacific Life, the fund’s investment adviser, recommended the continuation.

MFS Investment Management — 500 Boylston Street, Floor 21, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $146 billion as of December 31, 2004.

MFS manages the Capital Opportunities Portfolio and the International Large-Cap Portfolio.

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ABOUT THE PORTFOLIO MANAGERS

Mercury Advisors — 800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mercury Advisors is a division of Merrill Lynch Investment Managers, L.P. (MLIM). MLIM is the world’s third largest active global investment management organization, managing $496 billion in assets as of December 31, 2004. MLIM has both experience and expertise to offer a broad range of investment services to many diversified market segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors.

Mercury Advisors manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

Neuberger Berman Management Inc. — 605 Third Avenue, New York, New York 10158

Neuberger Berman Management Inc. (Neuberger Berman), a Lehman Brothers Company, was founded in 1939. As of December 31, 2004, Neuberger Berman managed approximately $83 billion.

Neuberger Berman manages the Fasciano Small Equity Portfolio.

NFJ Investment Group L.P. — 2121 San Jacinto, Suite 1840, Dallas, Texas 75201

NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets of approximately $9 billion as of December 31, 2004.

NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $565 billion in assets under management as of December 31, 2004. Pacific Life holds an indirect minority interest in AGI LP.

Under the initial agreement, NFJ and PIMCO Advisors Retail Holdings LLC, which has since had name changes (PA Holdings), had joint responsibility for the Small-Cap Value Portfolio, where NFJ had principal responsibility for investment management of the portfolio and PA Holdings had certain servicing and oversight responsibilities for the portfolio. As of May 1, 2005, NFJ has assumed all responsibility for the investment management, servicing and oversight of the portfolio.

NFJ manages the Small-Cap Value Portfolio.

OppenheimerFunds, Inc. — Two World Financial Center, 225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the United States, with more than $170 billion in assets under management as of December 31, 2004. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

Oppenheimer manages the Multi-Strategy Portfolio, the Main Street® Core Portfolio and the Emerging Markets Portfolio. Main Street is a registered trademark of Oppenheimer.

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Pacific Investment Management Company LLC — 840 Newport Center Drive, Suite 300, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $446 billion in assets under management as of December 31, 2004. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

PIMCO is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $565 billion in assets under management as of December 31, 2004. Pacific Life holds an indirect minority interest in AGI LP.

PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio.

Salomon Brothers Asset Management Inc — 399 Park Avenue, New York, New York 10022

Established in 1987, Salomon Brothers Asset Management Inc (Salomon Brothers) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. Salomon Brothers also provides investment advisory services to other investment companies. As of December 31, 2004, Salomon Brothers had over $80 billion in assets under management. Salomon Brothers is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

Salomon Brothers manages the Large-Cap Value Portfolio.

Van Kampen — 1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Select Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its affiliated asset management companies managed approximately $431 billion in assets as of December 31, 2004. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the Comstock Portfolio, the Real Estate Portfolio and the Mid-Cap Growth Portfolio.

Vaughan Nelson Investment Management, L.P. — 600 Travis Street, Suite 6300, Houston, Texas 77002

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) is a subsidiary of IXIS Asset Management North America. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/ individual core funds. As of December 31, 2004, Vaughan Nelson had approximately $4 billion in assets under management.

Vaughan Nelson manages the VN Small-Cap Value Portfolio.

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PERFORMANCE OF COMPARABLE ACCOUNTS

ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS

Generally, when there is a change in portfolio manager or a new portfolio is added to the fund and there are comparable accounts, a comparable account presentation is shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable manager, has performed in the past over a longer period of time. It does not show you how the portfolios have performed or will perform.

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals and policies (unless otherwise noted in the presentation). The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. The manager, for example, may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. The composites do not reflect the deduction of mutual fund sales loads, if applicable. Performance information has been provided by the applicable manager and is not within the control of and has not been independently verified by Pacific Life.

Performance and expense information for certain accounts within a composite may be provided to the respective portfolio manager from a sponsor or administrator for such accounts and as such is not within the control of and has not been independently verified by the respective portfolio manager or Pacific Life.

CAPITAL GUARDIAN TRUST COMPANY

The chart below does not show you the performance of the Equity Portfolio — it shows the performance of similar accounts managed by Capital Guardian.

The chart shows the historical performance of the Capital Guardian U.S. Growth Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Equity Portfolio. As of 12/31/04 the composite consisted of 5 advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Equity Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Equity Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 1000 Growth
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	5.25	6.30
2003	55.87	29.75
2002	(35.90)	(27.88)
2001	(15.12)	(20.42)
2000 [3]	(19.67)	(19.93)

1 year	5.25	6.30
3 years	1.69	(0.18)
Since inception [3]	(7.00)	(9.47)

[1]	This column shows performance after highest advisory fees and operating expenses charged to the accounts in the Capital Guardian U.S. Growth Equity Composite have been deducted. The Equity Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees,

84

operating expenses and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The inception date of the composite was 5/31/00. Total returns and expenses are not annualized for the first year of operations.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

The chart below does not show you the performance of the Concentrated Growth Portfolio — it shows the performance of similar accounts managed by Goldman Sachs.

The chart shows the historical performance of the Goldman Sachs U.S. Concentrated Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Concentrated Growth Portfolio. As of 12/31/04 the composite consisted of 208 advisory accounts, including 5 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Concentrated Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Concentrated Growth Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 1000 Growth
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	3.68	6.30
2003	24.26	29.75
2002	(24.69)	(27.88)
2001	(10.22)	(20.42)
2000	(8.59)	(22.42)
1999	38.32	33.16
1998	32.29	38.71
1997	41.38	30.49
1996	18.28	23.12
1995	21.42	37.19

1 year	3.68	6.30
5 years	(4.45)	(9.29)
10 years	11.45	9.59

[1]	This column shows performance after the highest advisory fees and operating expenses, which includes fees and expenses normally paid by mutual funds, (net of any waivers or reimbursements), charged to any individual account or share class in the Goldman Sachs U.S. Concentrated Growth Composite at 12/31/04 (2.23%) have been deducted. The composite performance does not reflect actual fees and expenses of the individual accounts in the composite. The Concentrated Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2]	The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

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PERFORMANCE OF COMPARABLE ACCOUNTS

MFS INVESTMENT MANAGEMENT

The chart below does not show you the performance of the International Large-Cap Portfolio — it shows the performance of similar accounts managed by MFS.

The chart shows the historical performance of the MFS International Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the International Large-Cap Portfolio. As of 12/31/04 the composite consisted of 23 advisory accounts, including 1 mutual fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Large-Cap Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Large-Cap Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	MSCI EAFE
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2004	19.11	20.25
2003	32.39	38.59
2002	(7.96)	(15.94)
2001	(15.29)	(21.44)
2000	(8.97)	(14.17)
1999	33.25	26.96
1998	8.21	20.00
1997	13.34	1.78
1996 [3]	16.66	5.26

1 year	19.11	20.25
3 years	13.22	11.89
5 years	2.28	(1.13)
Since inception [3]	8.96	5.02

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the MFS International Equity Composite have been deducted. For the accounts other than the mutual funds, the maximum institutional fees charged by MFS for this product has been deducted from the gross performance of the institutional portfolios and does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The International Large-Cap Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual fund, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MCSI EAFE) Index, an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[3]	The inception date of the composite was 3/1/96. Total returns and expenses are not annualized for the first year of operations.

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NEUBERGER BERMAN MANAGEMENT INC.

The chart below does not show you the performance of the Fasciano Small Equity Portfolio — it shows the performance of a similar account managed by Neuberger Berman.

The chart shows the historical performance of the Investor Class shares of the Neuberger Berman Fasciano Fund managed by Neuberger Berman. The mutual fund has investment policies and strategies that are substantially similar to those of the Fasciano Small Equity Portfolio.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Fasciano Small Equity Portfolio has performed or will perform. Total returns represent past performance of the Investor Class shares of the comparable mutual fund and not the Fasciano Small Equity Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Comparable
	Mutual Fund	Russell 2000
Year/Period	(%) [1]	Index (%) [2]

2004	12.55	18.33
2003	29.72	47.25
2002	(8.67)	(20.48)
2001	4.46	2.49
2000	1.70	(3.02)
1999	6.16	21.26
1998	7.19	(2.55)
1997	21.51	22.36
1996	26.54	16.49
1995	31.12	28.44

1 year	12.55	18.33
5 years	7.21	6.61
10 years	12.51	11.54

[1]	This column shows performance (calculated in accordance with SEC standards) of the Neuberger Berman Fasciano Fund after the Investor Class advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds and which the Fasciano Small Equity Portfolio will pay. The Fasciano Small Equity Portfolio’s fees and expenses may be higher than those reflected for the comparable fund, which would reduce performance.

[2]	The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

87

PERFORMANCE OF COMPARABLE ACCOUNTS

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

This chart does not show you the performance of the VN Small-Cap Value Portfolio — it shows the performance of similar accounts managed by Vaughan Nelson.

This portfolio has no historical performance to report because it started on May 1, 2005. This chart shows the historical performance of the Vaughan Nelson Small Capitalization Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the VN Small-Cap Value Portfolio. As of 12/31/04 the composite consisted of 12 advisory accounts. The performance shows the historical track record of the portfolio manager and is not intended to imply how the VN Small-Cap Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the VN Small-Cap Value Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Annual total returns/Average annual total returns for the periods ending December 31, 2004

	Composite of	Russell 2000
Year/Period	Similar Accounts (%) [1]	Value Index (%) [2]

2004	18.97	22.25
2003	51.87	46.03
2002	(7.76)	(11.43)
2001	5.00	14.03
2000	56.72	22.83
1999	(8.17)	(1.49)
1998	(6.76)	(6.45)
1997[3]	33.37	32.11

1 year	18.97	22.25
5 years	22.36	17.23
Since inception [3]	15.87	13.65

[1]	This column shows performance after the highest advisory fees and other expenses charged to the accounts in the Vaughan Nelson Small Capitalization Value Composite have been deducted. The VN Small-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower.

[2]	The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

[3]	The inception date of the composite was 4/1/97. Total returns and expenses are not annualized for the first year of operations.

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FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Because the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio and VN Small-Cap Value Portfolio have not yet commenced operations as of the date of this prospectus, financial highlights are not available for these portfolios.

The information in the financial highlights tables for the periods presented is included and can be read in conjunction with the fund’s financial statements and related notes, which are in the fund’s annual report dated as of December 31, 2004. The annual financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, for the prior fiscal years. The report of Deloitte & Touche LLP is included in the fund’s annual report. To find out how you can obtain a copy of the annual report, please see Where to go for more information. For information regarding the Master Funds’ independent registered public accountants, please consult the Master Funds’ statement of additional information, which is available upon request.

	Blue Chip Portfolio					Aggressive Growth Portfolio

		2001[3]	2002	2003	2004	2001[3]	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.14	6.02	7.53	10.00	8.02	6.23	7.89

Plus income from investment operations
Net investment income (loss)	$	0.01	0.01	0.02	0.05	(0.03)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	$	(1.86)	(2.12)	1.51	0.30	(1.95)	(1.75)	1.71	0.99

Total from investment operations	$	(1.85)	(2.11)	1.53	0.35	(1.98)	(1.79)	1.66	0.94

Less distributions
Dividends from net investment income	$	(0.01)	(0.01)	(0.02)	(0.05)	–	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–	–	–

Total distributions	$	(0.01)	(0.01)	(0.02)	(0.05)	–	–	–	–
Net asset value, end of year	$	8.14	6.02	7.53	7.83	8.02	6.23	7.89	8.83

Total investment return[1]	%	(18.57)	(25.94)	25.36	4.65	(19.78)	(22.32)	26.66	11.88

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	531,021	582,873	1,106,881	1,876,064	89,520	45,326	69,306	88,001
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.00	1.00	0.99	0.99	1.10	1.10	1.10	1.10
• before expense reductions	%	1.04	1.01	1.01	1.01	1.24	1.13	1.16	1.16
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.11	0.16	0.28	0.76	(0.65)	(0.77)	(0.76)	(0.61)
• before expense reductions[2]	%	0.07	0.14	0.26	0.74	(0.79)	(0.80)	(0.82)	(0.66)
Portfolio turnover rate	%	23.71	36.04	29.95	35.70	83.91	121.51	91.15	155.57
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FINANCIAL HIGHLIGHTS

	Financial Services Portfolio					Diversified Research Portfolio

		2001[3]	2002	2003	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.25	7.88	10.10	10.00	10.99	10.66	8.06	10.65

Plus income from investment operations
Net investment income	$	0.02	0.04	0.06	0.10	0.03	0.02	0.03	0.03	0.07
Net realized and unrealized gain (loss)	$	(0.75)	(1.39)	2.23	0.77	0.99	(0.33)	(2.61)	2.59	1.13

Total from investment operations	$	(0.73)	(1.35)	2.29	0.87	1.02	(0.31)	(2.58)	2.62	1.20

Less distributions
Dividends from net investment income	$	(0.02)	(0.02)	(0.07)	(0.09)	(0.03)	(0.02)	(0.02)	(0.03)	(0.07)
Distributions from capital gains	$	–	–	–	–	–	–	–	–	–

Total distributions	$	(0.02)	(0.02)	(0.07)	(0.09)	(0.03)	(0.02)	(0.02)	(0.03)	(0.07)
Net asset value, end of year	$	9.25	7.88	10.10	10.88	10.99	10.66	8.06	10.65	11.78

Total investment return[1]	%	(7.28)	(14.59)	29.00	8.72	10.21	(2.74)	(24.19)	32.63	11.20

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	61,968	66,297	100,145	98,348	144,898	242,648	213,197	400,630	581,875
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.20	1.20	1.18	1.16	0.98	0.94	0.95	0.96	0.94
• before expense reductions	%	1.34	1.25	1.21	1.18	0.99	0.96	0.97	0.99	0.95
Ratios of net investment income to average net assets
• after expense reductions	%	0.43	0.48	0.78	0.85	0.51	0.28	0.32	0.38	0.65
• before expense reductions[2]	%	0.29	0.44	0.74	0.84	0.50	0.26	0.30	0.36	0.64
Portfolio turnover rate	%	82.16	86.15	68.28	70.90	23.71	34.80	35.32	23.56	21.17

	Equity Portfolio						Technology Portfolio

		2000	2001	2002	2003	2004[4]	2001[3]	2002	2003	2004[5]

OPERATING PERFORMANCE
Net asset value, beginning of year		$37.50	26.12	19.21	14.06	17.42	10.00	5.91	3.17	4.52

Plus income from investment operations
Net investment income (loss)		$(0.01)	0.01	0.07	0.05	0.14	(0.02)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)		$(8.94)	(5.56)	(5.16)	3.37	0.75	(4.07)	(2.73)	1.37	0.19

Total from investment operations		$(8.95)	(5.55)	(5.09)	3.42	0.89	(4.09)	(2.74)	1.35	0.16

Less distributions
Dividends from net investment income		$–	(0.01)	(0.06)	(0.06)	(0.14)	–	–	–	–
Distributions from capital gains		$(2.43)	(1.34)	–	–	–	–	–	–	–
Tax basis return of capital		$–	(0.01)	–	–	–	–	–	–	–

Total distributions		$(2.43)	(1.36)	(0.06)	(0.06)	(0.14)	–	–	–	–
Net asset value, end of year		$26.12	19.21	14.06	17.42	18.17	5.91	3.17	4.52	4.68

Total investment return[1]	%	(25.17)	(21.76)	(26.51)	24.33	5.14	(40.94)	(46.34)	42.58	3.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,044,011	695,151	392,490	424,708	360,662	52,160	41,249	124,044	98,077
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.69	0.70	0.72	0.71	0.70	1.20	1.20	1.26	1.18
• before expense reductions	%	0.69	0.70	0.75	0.75	0.73	1.31	1.20	1.29	1.22
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.05)	0.06	0.38	0.33	0.72	(0.71)	(0.95)	(1.01)	(0.54)
• before expense reductions[2]	%	(0.05)	0.06	0.35	0.29	0.69	(0.82)	(0.95)	(1.04)	(0.58)
Portfolio turnover rate	%	62.74	132.39	96.16	61.86	61.69	69.22	106.38	144.41	130.83

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	Short Duration Bond Portfolio			Concentrated Growth Portfolio

		2003[3]	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.93	10.00	6.78	4.48	2.75	3.94

Plus income from investment operations
Net investment income (loss)	$	0.17	0.21	(0.04)	(0.08)	0.08	(0.03)	(0.02)
Net realized and unrealized gain (loss)	$	(0.07)	(0.09)	(3.18)	(2.22)	(1.81)	1.22	0.52

Total from investment operations	$	0.10	0.12	(3.22)	(2.30)	(1.73)	1.19	0.50

Less distributions
Dividends from net investment income	$	(0.17)	(0.25)	–	–	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–	–

Total distributions	$	(0.17)	(0.25)	–	–	–	–	–
Net asset value, end of year	$	9.93	9.80	6.78	4.48	2.75	3.94	4.44

Total investment return[1]	%	0.96	1.21	(32.17)	(33.89)	(38.62)	43.22	12.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	891,899	1,408,935	115,554	74,294	42,569	71,047	62,441
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.66	0.65	1.60	1.57	1.43	1.31	1.32
• before expense reductions	%	0.66	0.65	1.63	1.57	1.44	1.31	1.36
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	2.74	2.12	(1.03)	(1.35)	(1.32)	(1.09)	(0.38)
• before expense reductions[2]	%	2.74	2.12	(1.06)	(1.35)	(1.32)	(1.09)	(0.42)
Portfolio turnover rate	%	227.50	189.32	47.56	46.78	53.36	47.46	55.98

	Growth LT Portfolio						Focused 30 Portfolio

		2000	2001	2002	2003	2004	2000[3]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$47.67	31.30	18.59	13.08	17.52	10.00	8.22	7.12	5.02	7.14

Plus income from investment operations
Net investment income (loss)		$0.33	0.19	(0.04)	(0.09)	(0.01)	0.04	0.01	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss)		$(9.43)	(8.71)	(5.32)	4.53	1.84	(1.78)	(1.11)	(2.08)	2.14	1.04

Total from investment operations		$(9.10)	(8.52)	(5.36)	4.44	1.83	(1.74)	(1.10)	(2.09)	2.12	1.05

Less distributions
Dividends from net investment income		$(0.22)	(0.26)	(0.15)	–	–	(0.04)	–	(0.01)	–	–
Distributions from capital gains		$(7.05)	(3.93)	–	–	–	–	–	–	–	–

Total distributions		$(7.27)	(4.19)	(0.15)	–	–	(0.04)	–	(0.01)	–	–
Net asset value, end of year		$31.30	18.59	13.08	17.52	19.35	8.22	7.12	5.02	7.14	8.19

Total investment return[1]	%	(21.70)	(29.55)	(28.97)	33.98	10.40	(17.39)	(13.35)	(29.41)	42.26	14.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$3,575,195	2,280,990	1,439,900	1,748,854	1,835,524	48,949	58,095	38,092	74,054	94,760
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.79	0.79	0.79	0.80	0.80	1.05	1.05	1.05	1.06	1.03
• before expense reductions	%	0.80	0.82	0.87	0.82	0.82	1.37	1.06	1.05	1.06	1.03
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.30	0.31	0.09	(0.13)	0.30	2.15	0.17	(0.26)	(0.45)	0.16
• before expense reductions[2]	%	0.30	0.27	0.01	(0.15)	0.29	1.83	0.17	(0.26)	(0.45)	0.16
Portfolio turnover rate	%	68.37	90.93	113.39	48.90	49.60	23.51	213.23	164.99	65.97	71.22

91

FINANCIAL HIGHLIGHTS

	Health Sciences Portfolio					Mid-Cap Value Portfolio

		2001[3]	2002	2003	2004[6]	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.23	7.08	9.05	10.50	12.90	14.16	11.39	14.63

Plus income from investment operations
Net investment income (loss)	$	(0.02)	(0.02)	(0.02)	(0.04)	0.05	0.10	0.06	0.06	0.06
Net realized and unrealized gain (loss)	$	(0.75)	(2.13)	1.99	0.72	2.54	1.60	(1.98)	3.25	3.61

Total from investment operations	$	(0.77)	(2.15)	1.97	0.68	2.59	1.70	(1.92)	3.31	3.67

Less distributions
Dividends from net investment income	$	–	–	–	–	(0.05)	(0.10)	(0.05)	(0.07)	(0.06)
Distributions from capital gains	$	–	–	–	–	(0.14)	(0.34)	(0.80)	–	–

Total distributions	$	–	–	–	–	(0.19)	(0.44)	(0.85)	(0.07)	(0.06)
Net asset value, end of year	$	9.23	7.08	9.05	9.73	12.90	14.16	11.39	14.63	18.24

Total investment return[1]	%	(7.69)	(23.30)	27.82	7.54	24.91	13.30	(14.46)	29.10	25.08

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	86,911	76,952	122,741	127,039	406,528	826,958	718,932	1,141,905	1,693,994
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.20	1.16	1.16	1.16	0.88	0.89	0.90	0.89	0.89
• before expense reductions	%	1.24	1.21	1.19	1.19	0.98	1.00	0.97	0.96	0.97
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.42)	(0.51)	(0.29)	(0.25)	0.57	0.83	0.48	0.56	0.40
• before expense reductions[2]	%	(0.46)	(0.55)	(0.32)	(0.28)	0.47	0.72	0.41	0.50	0.32
Portfolio turnover rate	%	94.37	139.61	114.39	181.83	136.97	148.32	115.94	87.60	89.13

	International Value Portfolio						Capital Opportunities Portfolio

		2000	2001[7]	2002	2003	2004	2001[3]	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$18.49	15.85	12.06	10.27	12.92	10.00	8.44	6.17	7.81

Plus income from investment operations
Net investment income		$0.09	0.08	0.19	0.16	0.22	0.01	0.02	0.03	0.06
Net realized and unrealized gain (loss)		$(2.19)	(3.50)	(1.87)	2.68	1.90	(1.56)	(2.28)	1.64	0.93

Total from investment operations		$(2.10)	(3.42)	(1.68)	2.84	2.12	(1.55)	(2.26)	1.67	0.99

Less distributions
Dividends from net investment income		$(0.02)	(0.14)	(0.11)	(0.19)	(0.22)	(0.01)	(0.01)	(0.03)	(0.06)
Distributions from capital gains		$(0.52)	(0.22)	–	–	–	–	–	–	–
Tax basis return of capital		$–	(0.01)	–	–	–	–	–	–	–

Total distributions		$(0.54)	(0.37)	(0.11)	(0.19)	(0.22)	(0.01)	(0.01)	(0.03)	(0.06)
Net asset value, end of year		$15.85	12.06	10.27	12.92	14.82	8.44	6.17	7.81	8.74

Total investment return[1]	%	(11.40)	(21.87)	(13.91)	27.71	16.42	(15.54)	(26.78)	27.13	12.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,635,737	1,131,999	995,973	1,593,347	2,105,462	154,091	145,983	256,842	365,380
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.96	0.93	0.93	0.93	0.93	0.91	0.87	0.87	0.86
• before expense reductions	%	0.96	0.93	0.93	0.95	0.93	0.94	0.93	0.93	0.91
Ratios of net investment income to average net assets
• after expense reductions	%	1.09	1.06	1.50	1.79	1.77	0.19	0.27	0.49	0.81
• before expense reductions[2]	%	1.09	1.06	1.50	1.77	1.76	0.16	0.21	0.43	0.76
Portfolio turnover rate	%	63.27	91.89	14.67	12.76	8.46	98.40	103.67	66.44	72.26

92

	International Large-Cap Portfolio						Equity Index Portfolio

		2000[3]	2001	2002	2003	2004	2000[8]	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.00	7.84	6.36	5.19	6.69	38.41	34.12	29.54	20.91	26.46

Plus income from investment operations
Net investment income		$0.06	0.05	0.07	0.03	0.07	0.35	0.33	0.32	0.36	0.48
Net realized and unrealized gain (loss)		$(2.21)	(1.48)	(1.18)	1.54	1.17	(3.88)	(4.46)	(6.56)	5.55	2.32

Total from investment operations		$(2.15)	(1.43)	(1.11)	1.57	1.24	(3.53)	(4.13)	(6.24)	5.91	2.80

Less distributions
Dividends from net investment income		$(0.01)	(0.05)	(0.06)	(0.07)	(0.07)	(0.35)	(0.33)	(0.32)	(0.36)	(0.48)
Distributions from capital gains		$–	–	–	–	–	(0.41)	(0.12)	(2.07)	–	–

Total distributions		$(0.01)	(0.05)	(0.06)	(0.07)	(0.07)	(0.76)	(0.45)	(2.39)	(0.36)	(0.48)
Net asset value, end of year		$7.84	6.36	5.19	6.69	7.86	34.12	29.54	20.91	26.46	28.78

Total investment return[1]	%	(21.51)	(18.29)	(17.63)	30.52	18.60	(9.29)	(12.15)	(22.34)	28.29	10.58

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$362,768	504,787	491,693	1,098,950	1,787,081	2,585,065	2,009,221	1,460,074	1,641,092	1,723,653
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.17	1.14	1.15	1.15	1.14	0.29	0.29	0.29	0.30	0.29
• before expense reductions	%	1.17	1.14	1.15	1.16	1.14	0.29	0.29	0.29	0.30	0.29
Ratios of net investment income to average net assets
• after expense reductions	%	0.41	0.44	0.59	0.73	0.98	0.96	1.06	1.31	1.49	1.72
• before expense reductions[2]	%	0.41	0.44	0.59	0.71	0.97	0.96	1.06	1.31	1.49	1.72
Portfolio turnover rate	%	21.25	25.64	28.96	131.03	48.01	4.13	4.58	10.07	1.00	5.64

	Small-Cap Index Portfolio						Fasciano Small Equity Portfolio

		2000[8]	2001	2002	2003	2004	2000	2001	2002	2003	2004[9]

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.74	11.13	10.30	8.06	11.75	14.55	11.08	9.17	6.87	9.11

Plus income from investment operations
Net investment income (loss)		$0.13	0.10	0.07	0.06	0.07	(0.02)	(0.05)	0.09	0.04	0.07
Net realized and unrealized gain (loss)		$(0.55)	0.08	(2.24)	3.69	2.02	(2.98)	(1.86)	(2.39)	2.24	1.66

Total from investment operations		$(0.42)	0.18	(2.17)	3.75	2.09	(3.00)	(1.91)	(2.30)	2.28	1.73

Less distributions
Dividends from net investment income		$(0.13)	(0.09)	(0.07)	(0.06)	(0.08)	–	–	–	(0.04)	(0.07)
Distributions from capital gains		$(0.06)	(0.92)	–	–	–	(0.47)	–	–	–	–

Total distributions		$(0.19)	(1.01)	(0.07)	(0.06)	(0.08)	(0.47)	–	–	(0.04)	(0.07)
Net asset value, end of year		$11.13	10.30	8.06	11.75	13.76	11.08	9.17	6.87	9.11	10.77

Total investment return[1]	%	(3.61)	1.74	(21.19)	46.53	17.76	(21.06)	(17.24)	(25.09)	33.14	18.94

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$182,355	219,725	301,367	645,568	1,377,562	447,461	303,852	235,473	303,500	272,533
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.60	0.57	0.56	0.55	0.55	0.84	0.87	0.86	0.86	0.86
• before expense reductions	%	0.62	0.57	0.56	0.56	0.55	0.86	0.91	0.97	0.98	0.93
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	1.18	1.05	0.91	0.80	0.75	(0.28)	(0.40)	0.09	0.47	0.62
• before expense reductions[2]	%	1.16	1.05	0.91	0.80	0.75	(0.30)	(0.45)	(0.03)	0.36	0.56
Portfolio turnover rate	%	67.45	51.78	49.51	19.09	25.15	171.29	209.96	122.32	183.00	84.70

93

FINANCIAL HIGHLIGHTS

	Small-Cap Value Portfolio			Multi-Strategy Portfolio

		2003[3]	2004	2000	2001	2002	2003[10]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	12.60	16.98	15.40	14.82	12.48	15.16

Plus income from investment operations
Net investment income	$	0.11	0.22	0.44	0.38	0.28	0.21	0.26
Net realized and unrealized gain (loss)	$	2.59	2.80	(0.33)	(0.56)	(2.20)	2.69	1.23

Total from investment operations	$	2.70	3.02	0.11	(0.18)	(1.92)	2.90	1.49

Less distributions
Dividends from net investment income	$	(0.10)	(0.22)	(0.43)	(0.37)	(0.28)	(0.22)	(0.28)
Distributions from capital gains	$	–	(0.31)	(1.26)	(0.03)	(0.14)	–	–

Total distributions	$	(0.10)	(0.53)	(1.69)	(0.40)	(0.42)	(0.22)	(0.28)
Net asset value, end of year	$	12.60	15.09	15.40	14.82	12.48	15.16	16.37

Total investment return[1]	%	26.93	24.41	0.75	(1.15)	(13.06)	23.28	9.81

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	318,718	606,338	762,502	760,507	554,049	622,688	625,588
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.02	1.00	0.69	0.69	0.70	0.71	0.70
• before expense reductions	%	1.06	1.01	0.70	0.70	0.70	0.71	0.70
Ratios of net investment income to average net assets
• after expense reductions	%	1.79	1.96	2.68	2.55	2.00	1.50	1.59
• before expense reductions[2]	%	1.75	1.95	2.67	2.54	1.99	1.49	1.59
Portfolio turnover rate	%	44.21	24.72	237.43	220.34	336.62	261.98	291.87

	Main Street Core Portfolio						Emerging Markets Portfolio

		2000	2001	2002	2003[10]	2004	2000	2001	2002	2003[10]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$27.75	23.46	20.98	14.89	18.74	10.48	6.73	6.14	5.93	9.91

Plus income from investment operations
Net investment income (loss)		$0.22	0.16	0.14	0.16	0.26	(0.03)	0.04	0.03	0.10	0.18
Net realized and unrealized gain (loss)		$(1.98)	(2.23)	(6.10)	3.86	1.53	(3.71)	(0.62)	(0.21)	3.96	3.23

Total from investment operations		$(1.76)	(2.07)	(5.96)	4.02	1.79	(3.74)	(0.58)	(0.18)	4.06	3.41

Less distributions
Dividends from net investment income		$(0.22)	(0.15)	(0.13)	(0.17)	(0.26)	(0.01)	(0.01)	(0.03)	(0.08)	(0.19)
Distributions from capital gains		$(2.31)	(0.26)	–	–	–	–	–	–	–	–

Total distributions		$(2.53)	(0.41)	(0.13)	(0.17)	(0.26)	(0.01)	(0.01)	(0.03)	(0.08)	(0.19)
Net asset value, end of year		$23.46	20.98	14.89	18.74	20.27	6.73	6.14	5.93	9.91	13.13

Total investment return[1]	%	(6.71)	(8.87)	(28.40)	26.96	9.54	(35.69)	(8.68)	(3.07)	68.50	34.62

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,940,766	1,300,440	744,629	1,172,300	1,426,317	178,903	163,150	148,690	320,113	684,704
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.69	0.69	0.69	0.71	0.70	1.30	1.31	1.33	1.24	1.18
• before expense reductions	%	0.69	0.71	0.71	0.71	0.70	1.30	1.32	1.33	1.25	1.21
Ratios of net investment income to average net assets
• after expense reductions	%	0.85	0.68	0.73	1.05	1.39	0.01	0.92	0.42	1.71	2.14
• before expense reductions[2]	%	0.84	0.66	0.72	1.05	1.39	0.00	0.91	0.42	1.70	2.11
Portfolio turnover rate	%	45.41	40.87	71.88	85.27	78.11	120.01	84.53	136.43	20.26	27.66

94

	Managed Bond Portfolio						Inflation Managed Portfolio

		2000	2001	2002	2003	2004	2000	2001[11]	2002[11]	2003[11]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.33	10.82	11.03	11.59	11.16	10.10	10.68	10.73	12.06	12.22

Plus income from investment operations
Net investment income		$0.68	0.55	0.55	0.49	0.30	0.59	0.44	0.15	0.06	0.12
Net realized and unrealized gain		$0.47	0.23	0.62	0.20	0.29	0.57	0.01	1.48	0.89	0.91

Total from investment operations		$1.15	0.78	1.17	0.69	0.59	1.16	0.45	1.63	0.95	1.03

Less distributions
Dividends from net investment income		$(0.66)	(0.57)	(0.52)	(0.50)	(0.33)	(0.58)	(0.40)	(0.12)	(0.01)	(0.10)
Distributions from capital gains		$–	–	(0.09)	(0.62)	(0.13)	–	–	(0.18)	(0.78)	(0.77)

Total distributions		$(0.66)	(0.57)	(0.61)	(1.12)	(0.46)	(0.58)	(0.40)	(0.30)	(0.79)	(0.87)
Net asset value, end of year		$10.82	11.03	11.59	11.16	11.29	10.68	10.73	12.06	12.22	12.38

Total investment return[1]	%	11.53	7.33	10.93	6.24	5.38	11.85	4.27	15.45	8.24	8.90

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,613,748	2,353,055	2,629,300	2,619,647	2,991,450	572,827	620,494	1,300,657	1,644,339	2,335,360
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.64	0.64	0.65	0.66	0.65	0.62	0.66	0.64	0.66	0.64
• before expense reductions	%	0.65	0.65	0.65	0.66	0.65	0.65	0.67	0.64	0.66	0.65
Ratios of net investment income to average net assets
• after expense reductions	%	6.44	5.11	4.55	4.02	2.46	5.79	4.04	1.97	0.85	1.08
• before expense reductions[2]	%	6.43	5.10	4.55	4.02	2.46	5.76	4.03	1.97	0.85	1.07
Portfolio turnover rate	%	406.54	412.87	379.20	568.34	826.80	589.38	873.05	621.35	1,024.08	1,040.98

	Money Market Portfolio						High Yield Bond Portfolio

		2000	2001	2002	2003	2004	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.08	10.09	10.09	10.09	10.09	8.81	7.70	7.07	6.28	7.02

Plus income from investment operations
Net investment income		$0.60	0.38	0.14	0.08	0.10	0.82	0.73	0.57	0.49	0.50
Net realized and unrealized gain (loss)		$0.01	–	–	–	–	(1.13)	(0.62)	(0.78)	0.74	0.13

Total from investment operations		$0.61	0.38	0.14	0.08	0.10	(0.31)	0.11	(0.21)	1.23	0.63

Less distributions
Dividends from net investment income		$(0.60)	(0.38)	(0.14)	(0.08)	(0.10)	(0.80)	(0.74)	(0.58)	(0.49)	(0.50)
Distributions from capital gains		$–	–	–	–	–	–	–	–	–	–

Total distributions		$(0.60)	(0.38)	(0.14)	(0.08)	(0.10)	(0.80)	(0.74)	(0.58)	(0.49)	(0.50)
Net asset value, end of year		$10.09	10.09	10.09	10.09	10.09	7.70	7.07	6.28	7.02	7.15

Total investment return[1]	%	6.18	3.86	1.41	0.79	1.01	(3.72)	1.35	(3.00)	20.29	9.42

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,256,358	1,604,902	1,749,545	1,161,021	1,068,303	424,967	484,683	524,202	925,494	895,618
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.38	0.36	0.36	0.37	0.37	0.64	0.63	0.65	0.65	0.66
• before expense reductions	%	0.38	0.36	0.36	0.37	0.37	0.65	0.64	0.65	0.65	0.66
Ratios of net investment income to average net assets
• after expense reductions	%	6.01	3.70	1.40	0.80	1.00	10.02	9.75	8.70	7.40	7.12
• before expense reductions[2]	%	6.01	3.70	1.40	0.80	1.00	10.02	9.74	8.70	7.40	7.12
Portfolio turnover rate	%	N/A	N/A	N/A	N/A	N/A	70.45	114.19	94.99	92.04	86.06

95

FINANCIAL HIGHLIGHTS

	Large-Cap Value Portfolio						Comstock Portfolio

		2000	2001	2002	2003	2004	2000[3]	2001	2002	2003[12]	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.09	12.60	11.73	8.95	11.62	10.00	9.76	8.77	6.82	8.91

Plus income from investment operations
Net investment income		$0.11	0.09	0.10	0.11	0.15	0.03	0.03	–	0.05	0.10
Net realized and unrealized gain (loss)		$1.58	(0.54)	(2.79)	2.68	1.00	(0.25)	(0.99)	(1.94)	2.09	1.42

Total from investment operations		$1.69	(0.45)	(2.69)	2.79	1.15	(0.22)	(0.96)	(1.94)	2.14	1.52

Less distributions
Dividends from net investment income		$(0.10)	(0.09)	(0.09)	(0.12)	(0.15)	(0.02)	(0.03)	(0.01)	(0.05)	(0.10)
Distributions from capital gains		$(0.08)	(0.33)	–	–	–	–	–	–	–	–

Total distributions		$(0.18)	(0.42)	(0.09)	(0.12)	(0.15)	(0.02)	(0.03)	(0.01)	(0.05)	(0.10)
Net asset value, end of year		$12.60	11.73	8.95	11.62	12.62	9.76	8.77	6.82	8.91	10.33

Total investment return[1]	%	15.26	(3.65)	(22.96)	31.24	9.93	(2.19)	(9.87)	(22.15)	31.38	17.17

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$371,754	1,048,332	1,003,328	1,839,283	2,759,827	42,876	86,740	75,103	422,539	771,295
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.90	0.88	0.89	0.89	0.89	1.05	1.05	1.05	1.00	1.00
• before expense reductions	%	0.95	0.90	0.90	0.91	0.90	1.44	1.05	1.05	1.02	1.00
Ratios of net investment income to average net assets
• after expense reductions	%	1.06	0.91	1.13	1.36	1.46	1.30	0.44	0.02	1.18	1.34
• before expense reductions[2]	%	1.00	0.89	1.13	1.35	1.45	0.91	0.43	0.02	1.16	1.33
Portfolio turnover rate	%	80.70	40.69	41.03	32.61	34.94	9.88	91.97	51.01	72.23	32.20

	Mid-Cap Growth Portfolio					Real Estate Portfolio

		2001[3]	2002	2003[12]	2004	2000	2001	2002	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.12	4.30	5.61	9.59	12.23	12.80	12.08	15.85

Plus income from investment operations
Net investment income (loss)	$	(0.01)	(0.01)	(0.02)	(0.03)	0.46	0.53	0.46	0.46	0.21
Net realized and unrealized gain (loss)	$	(1.87)	(3.81)	1.33	1.24	2.65	0.49	(0.47)	4.02	5.73

Total from investment operations	$	(1.88)	(3.82)	1.31	1.21	3.11	1.02	(0.01)	4.48	5.94

Less distributions
Dividends from net investment income	$	–	–	–	–	(0.46)	(0.40)	(0.35)	(0.43)	(0.46)
Distributions from capital gains	$	–	–	–	–	(0.01)	(0.05)	(0.36)	(0.28)	(0.10)

Total distributions	$	–	–	–	–	(0.47)	(0.45)	(0.71)	(0.71)	(0.56)
Net asset value, end of year	$	8.12	4.30	5.61	6.82	12.23	12.80	12.08	15.85	21.23

Total investment return[1]	%	(18.81)	(47.03)	30.39	21.59	32.77	8.55	(0.32)	37.52	37.62

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	99,383	92,318	167,630	229,789	168,942	236,302	299,735	484,315	746,211
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.00	1.00	1.00	0.96	1.14	1.15	1.15	1.14	1.14
• before expense reductions	%	1.03	1.09	1.06	0.96	1.14	1.15	1.15	1.14	1.14
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.20)	(0.51)	(0.55)	(0.48)	5.16	4.78	4.48	4.01	3.76
• before expense reductions[2]	%	(0.23)	(0.60)	(0.60)	(0.48)	5.16	4.78	4.48	4.01	3.76
Portfolio turnover rate	%	95.48	157.58	300.49	129.31	18.22	30.13	27.12	10.94	8.70

96

[1]	Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment returns are not annualized for periods of less than one full year.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses and adviser expense reimbursements, if any.

[3]	Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the Concentrated Growth Portfolio, October 2, 2000 for the Focused 30 and Comstock Portfolios, January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Technology, Health Sciences, Capital Opportunities, and Mid-Cap Growth Portfolios, and May 1, 2003 for the Short Duration Bond and Small-Cap Value Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

[4]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005. Other firms managed the portfolio before that date.

[5]	Columbia Management Advisors, Inc. began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[6]	Jennison Associates LLC began managing the portfolio on May 1, 2005. Another firm managed the portfolio before that date.

[7]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[8]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[9]	Neuberger Berman Management Inc. began managing the portfolio on May 1, 2005. Other firms managed the portfolio before that date.

[10]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[11]	Certain prior year net investment income and net realized and unrealized gain (loss) on investments were reclassified to conform with current year classification. Certain prior year ratios of net investment income (loss) to average daily net assets were restated as a result of the reclassification. The reclassification had no impact on total net assets or net asset value per share.

[12]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

97

WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You’ll find more information about the Pacific Select Fund in the following documents:

Annual, semi-annual and quarterly reports

The fund’s annual report lists the holdings of the fund’s portfolios (or a summary of holdings), describe portfolio performance, include audited financial statements, and tell you how investment strategies and portfolio performance have responded to recent market conditions and economic trends. The fund’s semi-annual report lists the holdings of the fund’s portfolios (or a summary of the holdings) and include unaudited financial statements. The fund’s annual and semi-annual reports may contain a summary schedule of investments for certain portfolios. A complete schedule of investments may be obtained as noted below. The fund’s quarterly reports will provide a list of the holdings of the fund’s portfolios.

Statement of Additional Information (SAI)

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and a full description of Pacific Select Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, and is considered to be part of the prospectus because it is incorporated by reference.

How to obtain documents

The documents above, once filed, are available on the website. You may also call or write Pacific Life for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information. Investors in the American Funds Growth-Income Portfolio and American Funds Growth Portfolio may also obtain a copy of the Master Funds’ documents by calling or writing to Pacific Life.

Portfolio holdings information

Pacific Select Fund’s unaudited portfolio holdings information can be found on its webpage. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the webpage. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual product prospectus section, under “Additional Pacific Select Fund Information.”

How to contact Pacific Life

Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the fund’s portfolios.

Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time

Internet: www.PacificLife.com

How to contact the SEC

Public Reference Section of the SEC
Washington, D.C. 20549-0102
1-800-SEC-0330
Internet: www.sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

SEC file number 811-5141

PACIFIC SELECT FUND
SUPPLEMENT DATED MAY 1, 2005 TO THE PROSPECTUS
FOR PACIFIC SELECT FUND DATED MAY 1, 2005

This supplement changes the Pacific Select Fund (fund) prospectus effective May 1, 2005. This supplement must be preceded or accompanied by the fund prospectus dated May 1, 2005. Remember to review the fund’s prospectus for other important information.

Additional Pacific Select Fund Portfolio

The Equity Income Portfolio is added to the fund’s prospectus. References to the fund’s 33 portfolios throughout the prospectus are changed to refer to 34 portfolios.

PORTFOLIOS AT A GLANCE is amended to add the following to the chart:

THE PORTFOLIO’S MAIN
		THE PORTFOLIO’S MAIN	RISKS AND SPECIAL
PORTFOLIO AND MANAGER	INVESTMENT GOAL	INVESTMENTS	CONSIDERATIONS

Equity Income Portfolio Putnam	Current income (capital growth is of secondary importance).	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Price volatility, foreign investments, emerging countries, derivatives, synthetics, forward commitments, repurchase agreements and currency transactions, changes in interest rates and credit.

ABOUT THE PORTFOLIOS is amended by adding pages 2 and 3 of this supplement describing the Equity Income Portfolio.

FEES AND EXPENSES is amended as follows:

The following is added to the third paragraph:

In 2004, Pacific Life recouped $42,016 from the Equity Income Portfolio for adviser’s reimbursement made to the fund in prior years under the expense limitation agreement.

The following is added to the chart and to the end of footnote 1:

				Less adviser’s
	Advisory	Other	Total	reimbursement/	Total net
Portfolio[1]	fee	expenses	expenses	waiver	expenses

Equity Income	0.95	0.07	1.02	—	1.02

[1]	Total adjusted net expenses for the Equity Income Portfolio, after deduction of any offset for custodian credits was 1.00%.
The following is added to the table in the Examples section:

	Your expenses (in dollars) if you sell your
	shares at the end of each period

	1 year	3 years	5 years	10 years

Equity Income	104	325	563	1,248

IMPORTANT NOTE: The fund’s board of trustees approved filing an application with the Securities and Exchange Commission (SEC) for an order of approval for the substitution of the Equity Income Portfolio with shares of the American Funds Growth-Income Portfolio. If the SEC issues an order to permit the substitution, the Equity Income Portfolio will be liquidated and its shares exchanged for shares of the American Funds Growth-Income Portfolio. The Equity Income Portfolio will then be closed.

ABOUT THE PORTFOLIOS

EQUITY INCOME PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks current income; capital growth is of secondary importance.

Main investments — invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market. To determine whether to buy or sell investments, the portfolio manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends. The portfolio will normally invest at least 80% of its assets in common stocks and other equity investments. The manager may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S. including emerging market securities (American Depositary Receipts are excluded from this limit), preferred stocks, convertible securities, and fixed income securities including high yield (junk) bonds. The portfolio may invest up to 20% of its net assets in lower-rated high-yield (junk) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments
•	emerging countries
•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions
•	changes in interest rates
•	credit

Please refer to Risks and risk definitions for additional information.

Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is important, but it’s not a guarantee of future results.

Year by year total return (%)

as of December 31 each year

2

Best and worst quarterly performance during this period:
2nd quarter 2003: 17.00%; 3rd quarter 2002: (19.03)%

Average annual total return		3 years/
as of December 31, 2004	1 year	Since inception

Equity Income Portfolio	12.19%	6.98%
Russell 1000 Value Index[1]	16.49%	8.57%

[1]	The Russell 1000 Value Index, an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Portfolio manager — Putnam Investment Management, LLC (Putnam)

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio.
Kevin M. Cronin is a managing director of Putnam. He has been associated with Putnam since 1997.
Bartlett R. Geer is a managing director of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.
Jeanne L. Mockard is a managing director of Putnam. She has been associated with Putnam since 1985.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

ABOUT THE PORTFOLIO MANAGERS is amended to add the following:

Putnam Investment Management, LLC — One Post Office Square, Boston, Massachusetts 02109

Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2004, Putnam and its affiliates managed approximately $206 billion in assets.

Putnam manages the Equity Income Portfolio.

3

FINANCIAL HIGHLIGHTS is amended to add the following:

	Equity Income Portfolio

		2002[13]	2003	2004

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.00	8.57	10.70

Plus income from investment operations
Net investment income		$0.08	0.13	0.17
Net realized and unrealized gain (loss)		$(1.43)	2.12	1.13

Total from investment operations		$(1.35)	2.25	1.30

Less distributions
Dividends from net investment income		$(0.08)	(0.12)	(0.17)
Distributions from capital gains		$–	–	–

Total distributions		$(0.08)	(0.12)	(0.17)
Net asset value, end of year		$8.57	10.70	11.83

Total investment return[1]	%	(13.54)	26.24	12.19

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$112,192	185,703	236,577
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	1.02
• before expense reductions	%	1.14	1.08	1.04
Ratios of net investment income to average net assets
• after expense reductions	%	1.45	1.54	1.57
• before expense reductions[2]	%	1.36	1.51	1.55
Portfolio turnover rate	%	42.76	66.38	51.07

[13]	Operations commenced on January 2, 2002 for the Equity Income Portfolio. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

4

PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Date: May 1, 2005

      The Pacific Select Fund (the “Fund”) is an open-end investment management company currently offering thirty-four investment portfolios. The following twenty-nine of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Financial Services Portfolio; the Diversified Research Portfolio; the Equity Portfolio; the American Funds Growth-Income Portfolio; the American Funds Growth Portfolio; the Technology Portfolio; the Short Duration Bond Portfolio; the Growth LT Portfolio; the Health Sciences Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the International Large-Cap Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Fasciano Small Equity Portfolio (formerly called the Aggressive Equity Portfolio); the Small-Cap Value Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio; the Emerging Markets Portfolio; the Managed Bond Portfolio; the Inflation Managed Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Large-Cap Value Portfolio; and the VN Small-Cap Value Portfolio. The Concentrated Growth Portfolio (formerly called the I-Net Tollkeeper PortfolioSM), the Focused 30 Portfolio, the Comstock Portfolio, the Mid-Cap Growth Portfolio, and the Real Estate Portfolio are classified as non-diversified. The Fund’s Investment Adviser is Pacific Life Insurance Company (“Pacific Life”).

      This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated May 1, 2005, and any supplements thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The entire contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
(800) 800-7681

Adviser:

Pacific Life Insurance Company

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time

Internet: www.PacificLife.com

i

(THIS PAGE INTENTIONALLY LEFT BLANK)

INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

      The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      The American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each, a “Feeder Portfolio” and collectively the “Feeder Portfolios”) do not invest directly in securities but rather currently invest all of their assets in the American Growth-Income Fund and American Growth Fund (each, a “Master Fund” and collectively the “Master Funds”), respectively. Each of the Master Funds is a series of American Funds Insurance Series® and invests directly in securities. Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the master funds directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval. The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

      Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Portfolio Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.

      Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/ dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).

Blue Chip Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities, its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 10% of its assets in convertible securities, although the Portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not purchase options if, at the time of investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However, the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

Aggressive Growth Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities and its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis. The Portfolio may also engage in short sales against the box.

      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not purchase options if, at the time of investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

Financial Services Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; real estate investment trust (“REITs”); American Depositary Receipts (“ADRs”); when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box.

      The Portfolio may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Diversified Research Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; REITs, bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

      The Portfolio may not invest in variable and floating rate securities.

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in growth stocks, which may result in those securities being more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Manager, regardless of performance of the securities markets.

Equity Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small-capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; and REITs. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody’s or A-1 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

      The Portfolio may also purchase and write put and call options on securities and stock indices and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase Standard & Poor’s Depositary Receipts (“SPDRs”). See “Investment in other Investment Company Securities” for more information.

      The Portfolio may not engage in Loan Participations.

American Funds Growth-Income Portfolio and American Funds Growth Portfolio

      American Funds Growth-Income Fund and the American Funds Growth Fund each serves as a Master Fund to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, respectively. In addition to the investment policies and techniques described in the Prospectus, the Master Funds may also invest in, among other things: REITs; securities of issuers domiciled outside the United States, including less developed securities markets; pass-through securities, including mortgage-related securities and collateralized mortgage obligations (“CMOs”); asset-backed securities; cash and cash equivalents, small capitalization stocks; debt securities; convertible securities; repurchase agreements; short sales against the box; and private placements. Each Master Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (“1940

Act”). In addition, the Master Growth-Income Fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.

      Please see the Master Funds’ SAI, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Funds.

Technology Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: securities of unseasoned companies (less than three years of operating history); debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box.

      The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Short Duration Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; when issued or delayed delivery securities. At time of purchase, the debt securities in which the Portfolio may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Portfolio may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

Concentrated Growth Portfolio (formerly called I-Net Tollkeeper Portfolio)

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: preferred stocks; repurchase agreements; corporate debt obligations; U.S. government securities; zero coupon bonds; bank obligations; interests in REITs (equity, mortgage, or hybrid); mortgage-related and mortgage-backed securities, including CMO’s and REMICs; asset-backed securities; custodial receipts and trust certificates; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in securities of foreign issuers, equity and equity-related securities of foreign issuers and unseasoned companies.

      The Portfolio may enter into equity swap agreements; forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may also engage in active short-term trading to benefit from yield disparities among different issues of securities or among markets for equity securities. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as SPDRs, I-sharesTM and Optimized Portfolios as Listed Securities (“OPALS”). See “Investments in Other Investment Company Securities.”

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in initial public offerings (“IPOs”), which may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio when the Portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio’s performance will not likely be significant. In addition, the value of the Portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this Portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

Growth LT Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Portfolio is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Focused 30 Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Health Sciences Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; SPDRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales and short sales against the box.

      The Portfolio may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by

Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

      The Portfolio may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; exchange traded funds (“ETFs”); structured notes; and money market instruments.

      The Portfolio may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.

Mid-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Portfolio may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.

International Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Portfolio’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Portfolio may purchase securities on margin and may engage in short sales, and short sales against the box.

      The Portfolio may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

      The Portfolio may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

      The Portfolio may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Portfolio may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Capital Opportunities Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 15% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies, securities, stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities, mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities), municipal bonds, indexed securities, structured products, inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may invest in, but is not currently anticipated to use reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

International Large-Cap Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Equity Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

      The Portfolio may not invest in restricted securities (including privately placed securities).

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Fasciano Small Equity Portfolio (formerly called Aggressive Equity Portfolio)

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

      The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

      In pursuing its investment objectives, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

Small-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.

Multi-Strategy Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small, unseasoned companies; high yield bonds; equity-linked and index-linked securities; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; zero coupon securities; firm commitment agreements; loan participation agreements and when-issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio’s equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies). The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” Fixed income securities in which the Portfolio may invest include debentures, asset-backed securities, mortgage-related securities (including privately issued mortgage-related securities and mortgage dollar rolls) convertible securities and money market instruments.

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Main Street Core Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Emerging Markets Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Managed Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities including CMOs and mortgage-backed bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box.

      Furthermore, the Portfolio may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Inflation Managed Portfolio

      In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Portfolio may invest in: debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Portfolio will not invest more than 10% of its assets in securities rated Ba to B by Moody’s or BB to B by S&P, or, if not rated by

Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Portfolio may also invest in: mortgage-related securities, including CMOs and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box.

Money Market Portfolio

      The Portfolio may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

      In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on Securities.

High Yield Bond Portfolio

      The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; U.S. dollar-denominated debt securities of foreign issuers, foreign government and international agencies and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by the manager to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities.

      In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Equity Income Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales and short sales against the box.

      In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Large-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

Comstock Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Mid-Cap Growth Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Real Estate Portfolio

      The Portfolio is a “non-diversified” portfolio.

      For purposes of the Portfolio’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; total return and currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

      Because of the Real Estate Portfolio’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and real estate investment trusts (REITs), the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

VN Small-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities including investments in other investment companies as permitted by the 1940 Act; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; payment-in-kind bonds; mortgage-related securities (including stripped mortgage-backed securities); asset-backed securities; collateralized mortgage obligations; foreign securities including EDRs and GDRs; firm commitment agreements and when-issued securities. The Portfolio may also engage in short sales and short sales against the box; and reverse repurchase agreements.

      In addition, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

Diversification Versus Non-Diversification

      Each Portfolio other than the Concentrated Growth Portfolio, the Focused 30 Portfolio, Money Market, Comstock Portfolio, Real Estate Portfolio, and Mid-Cap Growth Portfolio is diversified, so that with respect to 75% of each such Portfolio’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each non-diversified Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested.

      The Concentrated Growth Portfolio, the Focused 30 Portfolio, Comstock Portfolio, Real Estate Portfolio and Mid-Cap Growth Portfolio are “non-diversified,” which means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information see Taxation section below). Because non-diversified Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified fund does not prevent a Portfolio Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Portfolios. As a general matter, a Feeder Portfolio does not invest directly in securities but rather invests directly in its Master Fund. However, the Feeder Portfolios are subject to the risks described below indirectly through their investment in the Master Funds, which invest directly in securities. The following supplements the discussion in the Master Funds’ prospectus and statement of additional information regarding the investment strategies, policies and risk of the Master Funds.

U.S. Government Securities

      All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

      Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Concentration Policy”.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by

Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (“PAC”). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:

      Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

      A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

      A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations

      Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

      Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

      Each Portfolio, other than the Money Market Portfolio, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. With respect to the Money Market Portfolio, commercial paper should be: (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that the Portfolio may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Portfolio above.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in “Additional Investment Policies of the Portfolios” above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

      A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

      A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

      A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a

Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Except for the Mid-Cap Value and International Value Portfolios, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

      For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

      The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on

U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Custodian and Transfer Agency and Dividend Disbursing Services” for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Included among the emerging market debt obligations in which a Portfolio may invest are “Brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that brady bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      Except with respect to the Managed Bond and Inflation Managed Portfolios, a Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Managed Bond or Inflation Managed Portfolios) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

      When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

      In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Portfolio may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if the Portfolio maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

      A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

      Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, subject to certain exceptions, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. As permitted under Section 12 of the 1940 Act, these restrictions do not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds.

      Investments by other Portfolios in other investment company securities may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

      Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Portfolios as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 Index® until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-Shares™. I-Shares track the performance of specified equity market indexes, including the S&P 500 Index. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

      Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Portfolio Manager.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

      A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

      A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

      The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

      Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Portfolio’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the swap at its notional amount.

      Risks of Swap Agreements. Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Duration

      Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Except for the American Funds Growth-Income and American Funds Growth Portfolios, each Portfolio’s investment goal as set forth under “About the Portfolios” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any

Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The investment goals of the American Funds Growth-Income and American Funds Growth Portfolios as set forth under “About the Portfolios” in the Prospectus are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

      (i) except for the Financial Services Portfolio, Technology Portfolio, Health Sciences Portfolio and Real Estate Portfolio invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. This restriction also does not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

      (ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Money Market Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;

      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio’s assets);

      (v) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

      With respect to the Blue Chip, Aggressive Growth, Financial Services, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Health Sciences, Capital Opportunities,

Small-Cap Value, Equity Income, Mid-Cap Growth and VN Small-Cap Value Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

      Investment of the assets of the Feeder Portfolios in its corresponding Master Fund is not a fundamental policy of either Feeder Portfolio and a shareholder vote is not required for either Portfolio to withdraw its investment from its corresponding Master Fund.

      Please see the Master Funds’ statement of additional information for a description of the fundamental investment restrictions of the Master Funds. If a change to a Master Fund’s investment restrictions is submitted to holders of the Feeder Portfolio’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding that the matter has not been approved by the holders of a majority of the outstanding voting securities of the Fund.

Nonfundamental Investment Restrictions

      Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, Managed Bond, Inflation Managed, Equity Income, Mid-Cap Growth, and VN Small-Cap Value Portfolios; or sell short against the box, except the Blue Chip, Aggressive Growth, Financial Services, Equity, Technology, Short Duration Bond, Concentrated Growth, Focused 30, Health Sciences, Mid-Cap Value, International Value, Capital Opportunities, Fasciano Small Equity, Small-Cap Value, Managed Bond, Inflation Managed, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, and VN Small-Cap Value Portfolios;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, Concentrated Growth, Equity Income, Comstock, and Mid-Cap Growth Portfolios;

      (iv) except the Concentrated Growth, Growth LT, Mid-Cap Value, International Value, or Equity Income Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      (v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

      (vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Money Market Portfolio may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into forward contracts including forward foreign currency contracts.

      (vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

      In addition, the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.

      Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (v) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE FUND

      The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-four separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.

Management Information

      The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

Interested Persons

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	53

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Glenn S. Schafer Year of birth 1949	President since 2/25/99 and Trustee since 1/01/05	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc. (manufacturer of Bio-medical diagnostic systems); and Director of Asset Management Finance Corp; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	53

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Funds.	53

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, and Pacific Funds (6/04 to present).	53

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company, Vice President and Assistant Secretary of Pacific Funds.	53

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/30/05	Assistant Vice President, Variable Regulatory Compliance, Pacific Life, Vice President and Assistant Secretary of Pacific Funds.	53

Katayoun Mobedshahi Year of birth 1972	Assistant Vice President and Assistant Secretary since 4/30/05	Assistant Vice President, Variable Regulatory Compliance, Pacific Life, Vice President and Assistant Secretary of Pacific Funds.	53

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/30/05	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company, Vice President and General Counsel of Pacific Funds.	53

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Funds.	53

Independent Trustees

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Director of Trustmark Insurance Company; Former Executive Vice President (EVP) and Chief Financial Officer (CFO) of Zurich Life (2003); Former EVP and CFO of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Director of Zurich Life companies; Former member, Board of Regents, Eastern Michigan University; and Former member, Board of Governors, of Cranbrook Schools.	34

Cecilia H. Herbert Year of birth 1949	Trustee since 3/18/04	Director of Catholic Charities CYO; Director of The Thatcher School; Former Trustee of the Montgomery Funds (2003); Former Managing Director (1990) of J.P. Morgan and Co. (Financial).	34

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee of Pacific Funds; Chairman of Development Committee of the Board of Trustees of The Pegasus School; Chairman Development Committee, Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	53

Richard L. Nelson Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	53

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served	(and certain additional occupation information)	Overseen**

Lyman W. Porter Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	53

Alan Richards Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Chairman of the Board and Director, NETirement.com, Inc. (Retirement Planning Software); Chairman of IBIS Capital, LLC (Financial); Co-owner and member of the Advisory Board of Lease & Financial International Inc. (Insurance); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	53

Nooruddin S. (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Private investor; Former President of Transamerica Insurance & Investment Group (2000); Former President of Transamerica Asset Management (1997); Former Chairman and Chief Executive Officer (2000) of Transamerica Premier Funds (Mutual Fund); Former Director of various Transamerica Life Companies (2000).	34

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee of Pacific Funds; Certified Public Accountant; Retired Partner (2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	53

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. It is anticipated that three of the Independent Trustees, Messrs. Nelson, Porter, and Richards, will resign on or before December 31, 2005 pursuant to the Fund’s retirement policy.

**	As of May 1, 2005, the “Fund Complex” consisted of Pacific Select Fund (34 portfolios) and Pacific Funds (19 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of the Fund. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

      Committees. The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements, interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met 2 times during the year ended December 31, 2004.

      The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met 7 times during the year ended December 31, 2004.

      The members of the Nominating Committee include each Independent Trustee of the Fund. The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee met 2 times during the year ended December 31, 2004.

      The members of the Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees, as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the year ended December 31, 2004.

      Retirement Policy for Independent Trustees. The trustees have adopted a retirement policy for the Independent Trustees of the Fund. The retirement policy permits each Independent Trustee to serve until December 31 of the year in which that Independent Trustee turns 72 years old; provided however, that any Independent Trustee who had attained age 70 at the time the Retirement Policy was amended in November 2001, shall be eligible to serve until December 31 of the year in which such Independent Trustee turns 75 years old. The retirement policy includes retirement benefits for the Independent Trustees. After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on January 2 of the year immediately following the year in which he/she retires; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years. The policy can be amended by a majority vote of the Independent Trustees.

      Deferred Compensation Agreements. Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/ depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuation. Distributions from the deferring trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the trustee ceases to be a trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the trustee ceases to be a trustee of the Fund.

      Beneficial Interest of Trustees. None of the trustees directly own shares of the Fund. As of December 31, 2004, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows under the heading “Dollar Range of Equity Securities in the Fund” the dollar range of each Trustee’s interest in each Portfolio (any indirect beneficial interest through ownership of a variable contract) as of December 31, 2004 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee[1]	Dollar Range of Equity Securities in the Fund[2]	Family of Investment Companies[3]

Thomas C. Sutton[4]	Inflation Managed Portfolio: Over $100,000	Over $100,000
Cecilia H. Herbert	None	None
Lucie H. Moore	None	None
Richard L. Nelson	Growth LT Portfolio: $10,001-$50,000	$10,001-$50,000
Equity Index Portfolio: $10,001-$50,000
Emerging Markets Portfolio: $10,001-$50,000
Lyman W. Porter	International Value Portfolio: $10,001-$50,000	$10,001-$50,000
Alan Richards	Technology Portfolio: $1-$10,000	Over $100,000
Concentrated Growth Portfolio: $1-$10,000
International Value Portfolio: $1-$10,000
International Large-Cap Portfolio: $1-$10,000
Equity Index Portfolio: $1-$10,000
Emerging Markets Portfolio: $1-$10,000
Inflation Managed Portfolio: $50,001-$100,000
Large-Cap Value Portfolio: $1-$10,000
G. Thomas Willis	None	None

[1]	This chart reflects information as of December 31, 2004 and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee who became Independent Trustees effective January 1, 2005 and Glenn S. Schafer who became a Trustee effective January 1, 2005.

[2]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2004, which track the performance of the funds of Pacific Funds as noted below: Cecilia H. Herbert — $10,001-$50,000; Lucie H. Moore — Over $100,000; Richard L. Nelson — Over $100,000; Lyman W. Porter — Over $100,000; Alan Richards — $50,001-$100,000.

[3]	The family of investment companies includes Pacific Select Fund and Pacific Funds.

[4]	Thomas C. Sutton is an Interested Person of the Fund because of his positions with Pacific Life.

      Factors Considered in Approving the Advisory and Portfolio Management Agreements. The Investment Advisory Agreement with Pacific Life and the Portfolio Management Agreements with each of the Portfolio Managers currently in effect (the “Agreements”) were approved and renewed for the Fund by the Fund’s Board of Trustees, including the Independent Trustees. Pacific Life and the Portfolio Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to the relevant matters.

      In evaluating the Agreements, the Board of Trustees, including Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided, including the experience of relevant personnel; (ii) the reasonableness of the compensation paid under the Advisory and Portfolio Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by Pacific Life and the Portfolio Managers; (iii) a comparative analysis of performance of each Portfolio to similar funds and relevant market indices, including the recent, medium, and long-term performance of each Portfolio and, for new Portfolios, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Portfolio Managers; (v) the advisory fee waiver agreement between the Fund and Pacific Life which provides for fee waivers based on the Fund’s aggregate 10-year gross return and reflects, in part, economies in operation and economies of scale; (vi) the current and historical subsidies provided to certain Portfolios by Pacific Life, and the importance of these subsidies to new Portfolios; and (vii) the terms and conditions of each Agreement. The Board of Trustees also considered the ability of Pacific Life and the Portfolio Managers to provide an appropriate level of support and resources to the Portfolios, whether Pacific Life and the Portfolio Managers each had sufficiently qualified personnel, and the reports received by the Board of Trustees regarding the compliance programs of Pacific Life and the Portfolio Managers. In addition, the Board of Trustees considered information regarding any soft dollar benefits received by the Portfolio Managers or Pacific Life, where applicable. The Trustees reviewed the overall financial soundness of Pacific Life as it related to the ability of Pacific Life to provide its services to the Fund and the Portfolios it manages directly, as well as the financial soundness of each Portfolio Manager as it related to the ability of the Portfolio Manager to provide services to the remaining Portfolios.

      The Board of Trustees also considered Pacific Life’s efforts and expenses associated with the development and operation of its variable life insurance and annuity products funded by the Portfolios, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (i) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (ii) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (iii) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to Pacific Life variable contract owners at no additional cost; (iv) Pacific Life’s enhanced reporting of financial information to owners of variable contracts; (v) Pacific Life’s significant investment in technology to facilitate services to variable contracts owners and their agents; (vi) Pacific Life’s introduction of new products and features in order to be responsive to investor needs; (vii) Pacific Life’s subsidization of smaller

Portfolios; (viii) and the implementation of new compliance procedures (and the payment of substantial implementation and ongoing expenses) related to rules adopted by the SEC requiring that mutual funds and investment advisers adopt and implement written policies and procedures designed to prevent violation of federal securities laws as well as procedures related to the Sarbanes-Oxley Act of 2002, the USA PATRIOT Act, and the rules promulgated under both Acts.

      In addition, the Board of Trustees reviewed a report prepared by an independent consulting firm on the performance and expense levels of the Portfolios as compared to funds in each Portfolio’s relevant peer group, as determined by the independent consulting firm. Based on their evaluation of this information, the Board of Trustees, including each of the Independent Trustees, concluded, among other things, that when compared with the management fees and total expenses charged by funds in their peer groups, the contractual management fees and expenses of the Portfolios are reasonable.

      After consideration of these factors, the Board found that: (i) the compensation payable under the Agreements bore a reasonable relationship to the services to be rendered and was fair and reasonable; and (ii) the Agreements are in the best interests of the Fund and its shareholders.

Compensation

      The following table shows the compensation paid to the Fund’s Independent Trustees:

					Total
			Pension or		Compensation
	Aggregate		Retirement Benefits	Estimated Annual	from Fund
	Compensation		Accrued as Part of	Benefits Upon	Complex Paid
Name[1]	from Fund		Fund’s Expenses	Retirement[2]	to Trustees[3]

Cecilia H. Herbert	$75,667	[4]	$—	$—	$35,667
Lucie H. Moore	$95,000		$—	$—	$118,000
Richard L. Nelson	$99,000		$186,000	$55,000	$123,500
Lyman W. Porter	$97,200	[5]	$186,000	$55,000	$24,000
Alan Richards	$99,000	[6]	$186,000	$55,000	$57,500
G. Thomas Willis	$95,000		$—	$—	$118,500

[1]	The information in this chart is as of December 31, 2004 and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee, who became Independent Trustees effective January 1, 2005.

[2]	After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on January 2 of the year immediately following the year in which he or she retires; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years.

[3]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2004 and March 31, 2005, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[4]	of which Ms. Herbert elected to defer $40,000.

[5]	of which Mr. Porter elected to defer $97,200.

[6]	of which Mr. Richards elected to defer $49,000.

Investment Adviser

      Pacific Life serves as Investment Adviser to the Fund pursuant to an Amended and Restated Investment Advisory Agreement (“Advisory Contract”) dated January 1, 2005, between Pacific Life and the Fund.

      Pacific Life is domiciled in California. Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. Pacific Life is a member of IMSA (Insurance Marketplace

Standards Association), whose membership promotes ethical market conduct for individual life insurance and annuities. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

      Pacific Life is responsible for supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of the Fund by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on September 20, 2004, and by the shareholders of each Portfolio of the Fund at a meeting of shareholders held on December 17, 2004. The Advisory Contract will continue in effect until January 1, 2007, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      The Fund pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Short Duration Bond, Managed Bond, Inflation Managed and High Yield Bond Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Multi-Strategy, Main Street Core and Equity Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Capital Opportunities and Fasciano Small Equity Portfolios, the Fund pays .80% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the average daily net assets of the Portfolio. For the Diversified Research and Mid-Cap Growth Portfolios, the Fund pays .90% of the average daily net assets of the Portfolio. For the Concentrated Growth and International Large-Cap Portfolios, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays .50% of the average daily net assets of the Portfolio. For the Mid-Cap Value, International Value and Large-Cap Value Portfolios, the Fund pays .85% of the average daily net assets of each of the Portfolios. For the Financial Services, Health Sciences, Technology and Real Estate Portfolios, the

Fund pays 1.10% of the average daily net assets of each of the Portfolios. For the Blue Chip, Focused 30, Small-Cap Value, Equity Income, Comstock and VN Small-Cap Value Portfolios, the Fund pays .95% of the average daily net assets of each of the Portfolios. For the Aggressive Growth and Emerging Markets Portfolios, the Fund pays 1.00% of the average daily net assets of each of the Portfolios. The fee shall be computed and accrued daily and paid monthly. For the American Funds Growth-Income Portfolio, the Fund pays 0.95% of the average daily net assets of the Portfolio, and for the American Funds Growth Portfolio, the Fund pays 0.95% of the average daily net assets of the Portfolio; however, until the earlier to occur of May 1, 2007 or such time as the Feeder Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Feeder Portfolio. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee to the investment adviser to the Master Fund. Please see “Investment Adviser to the Master Funds” below.

Net Advisory Fees Paid or Owed to Pacific Life

	2004 Fees	2003 Fees	2002 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed*	Owed*	Owed*

Blue Chip	$14,103,245	$7,307,612	$5,203,698
Aggressive Growth	739,772	555,297	643,837
Financial Services	1,111,765	860,204	763,800
Diversified Research	4,453,346	2,526,426	1,926,755
Equity	2,484,258	2,614,880	3,483,903
Technology	1,117,299	714,791	449,221
Short Duration Bond	7,054,517	2,736,727	N/A
Concentrated Growth	786,478	667,232	675,906
Growth LT	12,809,458	11,360,782	13,191,530
Focused 30	752,212	482,664	459,387
Health Sciences	1,446,283	1,038,958	934,928
Mid-Cap Value	11,724,098	7,300,075	6,872,536
International Value	15,127,448	9,996,088	9,085,858
Capital Opportunities	2,402,174	1,438,708	1,167,640
International Large-Cap	14,664,670	7,249,133	5,143,318
Equity Index	4,088,781	3,704,709	4,263,564
Small-Cap Index	5,121,806	2,091,015	1,374,133
Fasciano Small Equity	2,127,941	2,013,922	2,227,191
Small-Cap Value	4,185,603	1,360,673	N/A
Multi-Strategy	3,990,183	3,685,770	4,329,441
Main Street Core	8,247,092	5,999,613	6,417,158
Emerging Markets	4,563,909	1,935,419	1,863,448
Managed Bond	16,908,563	15,547,938	14,714,963
Inflation Managed	12,065,128	9,125,584	5,610,864
Money Market	4,073,801	4,900,444	5,524,702
High Yield Bond	5,070,738	4,266,196	2,879,025
Equity Income	1,991,905	1,336,273	651,617
Large-Cap Value	19,444,366	11,018,973	8,558,479
Comstock	5,419,721	2,157,861	822,698
Mid-Cap Growth	1,706,463	1,100,683	843,123
Real Estate	6,387,935	4,036,692	3,331,567

*	The Short Duration Bond and Small-Cap Value Portfolios did not begin operations until May 1, 2003. The American Funds Growth-Income, American Funds Growth and VN Small-Cap Value Portfolios did not begin operations until May 1, 2005.

      To help limit expenses effective July 1, 2000, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio other than the American Funds Growth-Income Portfolio, but including the American Funds Growth Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses if any; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2006. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2006.

      In addition, Pacific Life has contractually agreed to limit certain of the American Funds Growth-Income Portfolio’s operating expenses, including but not limited to: organizational expenses; investment advisory fees (net of any waiver or reimbursement); distribution expenses or service fees; custody expenses; portfolio accounting expenses; legal and accounting expenses; expenses of any counsel or other persons or services retained by the Independent Trustees; the proportionate share of the net fees and expenses of any master fund in which the American Funds Growth-Income Portfolio may invest; but shall not include: foreign taxes on dividends, interest or gains; interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; litigation and other expenses not incurred in the ordinary course of the American Funds Growth-Income Portfolio’s business. To the extent that such operating expenses incurred by the American Funds Growth-Income Portfolio in any fiscal year exceed 1.01%, based on a percentage of the average daily net assets of the Portfolio, the Adviser shall waive its fees under the Advisory Contract or otherwise reimburse the Portfolio for such excess amount. This expense limitation agreement shall have an initial term of two years from the date on which the SEC grants to the Trust and the Adviser an order of substitution under which the American Funds Growth-Income Portfolio receives assets substituted from the Equity Income Portfolio.

Advisory Fee Reduction Program

      The Fund and Pacific Life have put into place an Advisory Fee Reduction Program (“Program”) that may reduce the advisory fee paid to Pacific Life under the Advisory Contract. Under the Program, Pacific Life will waive a portion of the fee it receives under the Advisory Contract if the Fund’s average annual total return over a 10-year period, calculated as described below, exceeds 8% (the “Target Rate”). The amount by which the advisory fee will be reduced will depend upon the amount by which the average annual gross total return of the Fund for a 10-year period, calculated as described below, exceeds the Target Rate. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006.

      The Program will remain in effect through at least April 30, 2007, after which the renewal of the terms of the Program will be reviewed by Pacific Life and the Fund’s Board of Trustees, and there can be no assurance that it will be renewed or continued in the current form after that date.

      In determining the amount of the waiver under the Program, at the beginning of a calendar year, the Fund’s average annual gross total return will be calculated as described below for the most recently completed 10 calendar-year period. If that average annual total return exceeds the Target Rate, a waiver of a portion of the advisory fee would apply for the period beginning May 1 of that year through April 30 of the following year. This process will be repeated each year as long as the Program is in effect.

      The Fund’s average annual 10-year return is calculated for purposes of the Program on a gross basis, without reflecting fees and expenses of the portfolios, and is asset-weighted. The calculations are as follows: the total return of each portfolio is calculated for each month during the pertinent period. To this amount, adjustments are made to add the fees and expenses paid by a portfolio to the monthly total return, to arrive at a gross return. The gross monthly returns for all of the portfolios are averaged on an asset-weighted basis, so that the larger portfolios are weighted proportionately greater, to arrive at a monthly return for the Fund.

      For a calendar year, the 12-month returns are averaged on an asset-weighted basis, so that the monthly returns are weighted on the basis of the size of the Fund during the pertinent month, and then annualized to arrive at an annual gross return for the Fund for a calendar year. Next, the annual returns for a 10-year period are averaged on an asset-weighted basis, so that the annual returns are weighted on the basis of the size of the Fund during the pertinent year, to arrive at an average annual gross total return for the 10-year period.

      If the Fund’s average annual gross total return for a 10-year period does not exceed the Target Rate, no waiver will apply under the Program, and Pacific Life will receive the full advisory fee under the Advisory Contract. If the Fund’s average annual gross total return for a 10-year period exceeds the Target Rate, a waiver would apply, effective May 1 of the following year as described above. The amount of the waiver will depend on the amount by which the Fund outperformed the Target Rate, as shown in the chart below.

Advisory Fee Reduction Table

The 10-Year Weighted Average Gross Total Return of the Fund

Advisory
Fee Reduction

Greater than 8.00%, but less than or equal to 8.50%	.00125%
Greater than 8.50%, but less than or equal to 9.00%	.00250%
Greater than 9.00%, but less than or equal to 10.00%	.00500%
Greater than 10.00%, but less than or equal to 11.00%	.01000%
Greater than 11.00%, but less than or equal to 12.00%	.01250%
Greater than 12.00%, but less than or equal to 13.00%	.01750%
Greater than 13.00%, but less than or equal to 14.00%	.02000%
Greater than 14.00%, but less than or equal to 15.00%	.02250%
Greater than 15.00%, but less than or equal to 16.00%	.02500%
Greater than 16.00%, but less than or equal to 17.00%	.03000%
Greater than 17.00%, but less than or equal to 18.00%	.03500%
Greater than 18.00%, but less than or equal to 19.00%	.04000%
Greater than 19.00%, but less than or equal to 20.00%	.04500%
Greater than 20.00%	.05000%

      The fee waiver under the Program applies to all of the assets of each of the portfolios. The amount of the reduction of the advisory fee, if applicable, will be the same for each portfolio, regardless of the amount of the advisory fee charged to that portfolio.

Other Expenses of the Fund

      The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new

Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, as amended from time to time, pursuant to which Pacific Life provides support services such as those described above, including legal, compliance, accounting and administrative services. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

      Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

      The Fund paid or owed to Pacific Life $730,985 for its services under the Agreement for Support Services during 2004, $723,537 during 2003, and $621,256 during 2002, representing 0.003%, 0.004%, and 0.004%, respectively, of the Fund’s average daily net assets and anticipates that fees to be paid for 2005 under said Agreement for Support Services will be approximately 0.003% of the Fund’s average daily net assets.

Portfolio Management Agreements

      Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. Pacific Life also serves as investment adviser for the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which invest all of their assets in the Master Funds. For the other thirty Portfolios, Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and A I M Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Portfolio Manager and provides investment advisory services to the Blue Chip, Aggressive Growth and Financial Services Portfolios. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the Blue Chip, Aggressive Growth, and Financial Services Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)

.50%	On first $50 million
.45%	On next $50 million
.40%	On excess

Financial Services Portfolio

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      For the services provided for the period of May 1, 2003 through April 30, 2005, for the Blue Chip and Aggressive Growth Portfolios, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      For the services provided, for the period of January 2, 2001 through April 30, 2003, for the Blue Chip and Aggressive Growth Portfolios, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      For the services provided, for the period of January 1, 2004 through April 30, 2005, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO Institutional (N.A.), Inc, (“INVESCO”) based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund of Pacific Funds were aggregated (the PF INVESCO Health Sciences and the PF INVESCO Technology Funds were liquidated on December 30, 2004).

      For the services provided, for the period of January 1, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      INVESCO transferred its portfolio management responsibilities to AIM as part of an internal restructuring within AMVESCAP PLC financial services group, effective May 1, 2005.

      AIM was founded in 1986 and together with its affiliates manages over $138 billion as of December 31, 2004. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $382 billion in assets worldwide as of December 31, 2004. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to AIM for the Blue Chip and Aggressive Growth Portfolios, and to INVESCO for the Financial Services Portfolio for 2004 were $6,321,618, $395,141 and $480,377, for 2003 were $3,619,099, $309,336 and $391,457, and for 2002 were $2,989,507, $385,580 and $347,254, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Capital Guardian Trust Company (“Capital Guardian”), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Diversified Research and Equity Portfolios. For the services provided, Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the Diversified Research Portfolio according to the following schedule:

Diversified Research Portfolio

Rate (%)	Break Point (assets)

.50%	On first $150 million
.45%	On next $150 million
.35%	On next $200 million
.30%	On next $500 million
.275%	On next $1 billion
.25%	On excess

      Net fees paid or owed by Pacific Life to Capital Guardian for the Diversified Research Portfolio for 2004 were $2,099,747, for 2003 were $1,326,163 and for 2002 were $1,038,029.

      Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Capital Guardian of 0.34% based on an annual percentage of the average daily net assets of the Equity Portfolio.

      From December 1, 2001 through April 30, 2005, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Putnam Investment Management, LLC (“Putnam”), Putnam served as the Portfolio Manager and provided investment advisory services to the Equity Portfolio. For the services provided for the Equity Portfolio, Pacific Life paid a monthly fee to Putnam based on an annual percentage of the average daily net assets of the Equity Portfolio according to the following schedule:

Equity Portfolio

Rate (%)	Break Point (assets)

.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

      Net fees paid or owed by Pacific Life to Putnam for 2004 were $1,105,025, for 2003 were $1,155,958 and for 2002 were $1,487,889 for the Equity Portfolio.

      Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 2004, of approximately $162 billion. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Columbia Management Advisors, Inc. (“Columbia Management”), 100 Federal Street, Boston, MA 02110, Columbia Management is the Portfolio Manager and provides investment advisory services to the Technology Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Columbia Management based on an annual percentage of the average daily net assets of the Technology Portfolio according to the following schedule:

Technology Portfolio

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      Columbia Management is a registered investment adviser. As of December 31, 2004, Columbia Management, together with its affiliates managed approximately $331 billion in assets. Columbia Management is a subsidiary of Bank of America Corporation.

      For the period of January 2, 2001 through April 30, 2005, pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and INVESCO, INVESCO served as the Portfolio Manager and provided investment advisory services to the Technology Portfolio. For the services provided, for the period of January 1, 2004 through April 30, 2005, Pacific Life Paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 2, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      Net fees paid or owed by Pacific Life to INVESCO for the Technology Portfolio for 2004 were $482,279, for 2003 were $325,718, and for 2002 were $204,041.

      Pursuant to a Portfolio Management Agreement and an addendum to the Agreement among the Fund, the Adviser and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Short Duration Bond Portfolio and the Concentrated Growth Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs for the Short Duration Bond Portfolio according to the following schedule:

Short Duration Bond Portfolio

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      Effective January 1, 2004, when determining the break point rate, the combined average daily net assets of the Short Duration Bond Portfolio and the PF Goldman Sachs Short Duration Bond Fund of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Goldman Sachs for 2004 were $1,339,125, and for 2003 were $608,047 for the Short Duration Bond Portfolio. The Short Duration Bond Portfolio did not begin operations until May 1, 2003.

      Effective February 1, 2005, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio according to the following schedule:

Concentrated Growth Portfolio

Rate (%)	Break Point (assets)

.50%	On first $200 million
.40%	On next $800 million
.35%	On excess

      For the services provided, for the period of November 1, 2002 through January 31, 2005, Pacific Life paid a monthly fee to Goldman Sachs of 0.70% based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio.

      For the services provided, for the period of January 1, 2002 through October 31, 2002, for the Concentrated Growth Portfolio, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio according to the following schedule:

Concentrated Growth Portfolio

Rate (%)	Break Point (assets)

.85%	On first $500 million
.75%	On next $500 million
.70%	On excess

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2004, Goldman Sachs, along with other units of IMD, had assets under management of approximately $451.3 billion for institutional and individual investors worldwide, including fixed income assets in excess of $123.7 billion for which they acted as investment adviser.

      Net fees paid or owed by Pacific Life to Goldman Sachs for 2004 were $440,263, for 2003 were $374,195 and for 2002 were $405,133 for the Concentrated Growth Portfolio.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4805, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT and Focused 30 Portfolios. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT and the Focused 30 Portfolios according to the following schedule:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Point (assets)

.45%	On first $25 million
.40%	On next $125 million
.35%	On next $850 million
.30%	On next $1 billion
.25%	On excess

      For the services provided, for the period of May 1, 2002 through April 30, 2005, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT and Focused 30 Portfolios according to the following schedules:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 4, 1994 through April 30, 2002, for the Growth LT Portfolio, and for the period of October 2, 2000 through April 30, 2002 for the Focused 30 Portfolio, Pacific Life paid a monthly fee to Janus with respect to each Portfolio based on an annual percentage of the average daily net assets of each Portfolio, respectively according to the following schedule:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $139.0 billion in assets under management as of December 31, 2004. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio and the Focused 30 Portfolio for 2004 were $7,218,183 and $396,201, for 2003 were $6,532,402 and $254,518, and for 2002 were $7,776,063 and $251,101, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, New York 10017, Jennison is the Portfolio Manager and provides investment advisory services to the Health Sciences Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Jennison based on an annual percentage of the average daily net assets of the Health Sciences Portfolio according to the following schedule:

Health Sciences Portfolio

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      Jennison is a registered investment adviser, and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. As of December 31, 2004, total assets under management by Jennison were approximately $64 billion. Jennison, organized under the laws of Delaware as a single member limited liability company, is a Prudential Financial company.

      For the services provided, for the period of January 1, 2004 through April 30, 2005, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund of Pacific Funds were aggregated.

      For the services provided, for the period of January 1, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      Net fees paid or owed by Pacific Life to INVESCO for 2004 were $625,001, for 2003 were $472,870, and for 2002 were $424,846 for the Health Sciences Portfolio.

      Pursuant to Portfolio Management Agreements and addendums to the Agreements among the Fund, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value and International Value Portfolios.

      Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Mid-Cap Value and International Value Portfolios according to the following schedule:

Mid-Cap Value and International Value Portfolios

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the Mid-Cap Value and International Value Portfolios and the PF Lazard International Value Fund and, effective January 1, 2005, PF Lazard Mid-Cap Value Fund of Pacific Funds are aggregated.

      For the services provided, for the period of January 4, 1999 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

Mid-Cap Value Portfolio

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $200 million
.45%	On next $200 million
.40%	On next $200 million
.30%	On next $200 million
.25%	On excess

      For the services provided, for the period of January 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

International Value Portfolio

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      Lazard, a subsidiary of Lazard Frères & Co. LLC (“Lazard Frères”), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of December 31, 2004. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

      Net fees paid or owed by Pacific Life to Lazard for the Mid-Cap Value Portfolio and the International Value Portfolio for 2004 were $4,100,734 and $5,291,018, for 2003 were $3,941,184 and $4,121,784, and for 2002 were $3,772,046 and $3,739,939, respectively.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities and International Large-Cap Portfolios.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Capital Opportunities Portfolio according to the following schedule:

Capital Opportunities Portfolio

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Capital Opportunities and Mid-Cap Growth Portfolios according to the following schedule:

Capital Opportunities and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      Net fees paid or owed by Pacific Life to MFS for the International Large-Cap Portfolio for 2004 were $5,737,506.

      From January 3, 2000 through December 31, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian, Capital Guardian served as the Portfolio Manager and provided investment advisory services to the International Large-Cap Portfolio.

      For the services provided, Pacific Life paid a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.65%	On first $150 million
.55%	On next $150 million
.45%	On next $200 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      Net fees paid or owed by Pacific Life to Capital Guardian for 2003 were $3,282,357, and for 2002 were $2,648,536 for the International Large-Cap Portfolio.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $146 billion as of December 31, 2004.

      Net fees paid or owed by Pacific Life to MFS for the Capital Opportunities Portfolio for 2004 were $1,199,897, for 2003 were $720,531, and for 2002 were $583,766.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), a subsidiary of Merrill Lynch & Company, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. Merrill Lynch Investment Managers, Merrill’s asset management unit, (“MLIM”) is one of the world’s largest active global investment management organizations, managing approximately $496 billion in assets as of December 31, 2004. For the services provided, Pacific Life pays a monthly fee to

Mercury based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

Equity Index and Small-Cap Index Portfolios

Rate (%)	Break-Point (assets)

.08%	On first $100 million
.04%	On next $100 million
.02%	On excess

      Net fees paid or owed by Pacific Life to Mercury for the Equity Index Portfolio and the Small-Cap Index Portfolio for 2004 were $382,472 and $175,365, for 2003 were $359,127 and $101,178, and for 2002 were $409,505 and $66,289, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Neuberger Berman Management Inc. (“Neuberger Berman”), 605 Third Avenue, New York, NY 10158, Neuberger Berman is the Portfolio Manager and provides investment advisory services to the Fasciano Small Equity Portfolio (formerly the Aggressive Equity Portfolio). Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Neuberger Berman based on an annual percentage of the average daily net assets of the Fasciano Small Equity Portfolio according to the following schedule:

Fasciano Small Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Neuberger Berman is an investment management firm with headquarters in New York. The firm’s focus is on U.S. fixed income, equity and balanced fund management. As of December 31, 2004, total assets under management by Neuberger Berman and its affiliates were over $82.9 billion. Neuberger Berman is an indirectly wholly owned subsidiary of Lehman Brothers Holdings Inc.

      For the period of January 1, 2002 through April 30, 2005, pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Putnam, Putnam served as the Portfolio Manager and provided investment advisory services to the Fasciano Small Equity Portfolio (formerly the Aggressive Equity Portfolio). For the services provided, Pacific Life Paid a monthly fee to Putnam based on an annual percentage of the average daily net assets of the Fasciano Small Equity Portfolio according to the following schedule:

Fasciano Small Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Net fees paid or owed by Pacific Life to Putnam for 2004 were $1,346,602, for 2003 were $1,283,668, and for 2002 were $1,401,972 for the Fasciano Small Equity Portfolio.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and NFJ Investment Group L.P. (“NFJ”), NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, TX 75201. NFJ is the Portfolio Manager and provides investment advisory services to the Small-Cap Value Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to NFJ according to the following schedule:

Small-Cap Value Portfolio

Rate (%)	Break Point (assets)

.40%	On first $500 million
.35%	On excess

      NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2004, of approximately $9 billion.

      NFJ is a subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz Aktiegesellschaft (AG) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. AGI LP, including all advisory affiliates, had approximately $565 billion in assets under management as of December 31, 2004. Pacific Life holds an indirect minority interest in AGI LP.

      Net fees paid or owed by Pacific Life to NFJ for 2004 were $1,759,553, and for 2003 were $574,613 for the Small-Cap Value Portfolio. The Small-Cap Value Portfolio did not begin operations until May 1, 2003.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, New York, NY 10281, Oppenheimer is the Portfolio Manager and provides investment advisory services to the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Effective January 1, 2003, for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $170 billion in assets under management as of December 31, 2004. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

      Net fees paid or owed by Pacific Life to Oppenheimer for the Multi-Strategy Portfolio, Main Street Core Portfolio, and Emerging Markets Portfolio for 2004 were $1,411,923, $2,919,793, and $1,051,998, and for 2003 were $1,304,462, $2,125,631, and $446,235, respectively.

      For the period January 1, 1994 through December 31, 2002, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, NY 10036, J.P. Morgan served as the Portfolio Manager for the Multi-Strategy Portfolio and the Main Street Core Portfolio. For the services provided, Pacific Life paid a monthly fee to

J.P. Morgan based on an annual percentage of the combined average daily net assets of the Multi-Strategy and Main Street Core Portfolios according to the following schedule:

Multi-Strategy and Main Street Core Portfolios

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.20%	On excess

      Net fees paid or owed by Pacific Life to J.P. Morgan for the Multi-Strategy Portfolio and Main Street Core Portfolio for 2002 were $1,778,307 and $2,624,137, respectively.

      From January 1, 2000 through December 31, 2002, pursuant to a Portfolio Management Agreement and an Addendum to the Agreement between the Fund, the Adviser and Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105, Alliance Capital served as the Portfolio Manager and provided investment advisory services to the Emerging Markets Portfolio. For the services provided, for the period January 1, 2000 through December 31, 2002, for the Emerging Markets Portfolio, Pacific Life paid a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

Emerging Markets Portfolio

Rate (%)	Break Point (assets)

.85%	On first $50 million
.75%	On next $50 million
.70%	On next $50 million
.65%	On next $50 million
.60%	On excess

      Net fees paid or owed by Pacific Life to Alliance Capital for 2002 were $1,275,363 for the Emerging Markets Portfolio.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advisory services to the Managed Bond Portfolio and Inflation Managed Portfolio. Effective January 1, 2001, for the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the Managed Bond and Inflation Managed Portfolios.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $446 billion in assets under management as of December 31, 2004. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’S sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with three members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company, Pacific Life Insurance Company and Pacific Asset Management LLC, a Delaware limited liability company. The sole member of ADAM U.S. Holding LLC’s is Allianz Dresdner Asset Management of America LLC (“ADAM LLC”). ADAM LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz

Dresdner Asset of America Holding Inc., a Delaware corporation which owns a 0.01% management interest. Allianz Dresdner Asset Management of America Holding Inc., is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in ADAM LP. Allianz AG is a European-based, multinational, insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in ADAM LP and is a California-based insurance company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

      Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transaction with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolio’s ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.

      Net fees paid or owed by Pacific Life to PIMCO for the Managed Bond Portfolio and the Inflation Managed Portfolio for 2004 were $7,047,918 and $5,031,687, for 2003 were $6,478,294 and $3,804,457, and for 2002 were $6,133,206 and $2,342,389, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio. Effective January 1, 2002, for the services provided, Pacific Life pays a monthly fee to Putnam for the Equity Income Portfolio according to the following schedule:

Equity Income Portfolio

Rate (%)	Break Point (assets)

.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

      Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2004, Putnam and its affiliates managed approximately $206 billion in assets.

      Net fees paid or owed by Pacific Life to Putnam for the Equity Income Portfolio for 2004 were $1,333,875, for 2003 were $912,508, and for 2002 were $446,640.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, NY 10022, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

Large-Cap Value Portfolio

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      Established in 1987, SaBAM has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2004, SaBAM had over $79.9 billion in assets under management. SaBAM is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

      Net fees paid or owed by Pacific Life to SaBAM for 2004 were $5,805,173, for 2003 were $3,821,551, and for 2002 were $3,220,918 for the Large-Cap Value Portfolio.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Portfolio Manager and provides investment advisory services to the Comstock, Mid-Cap Growth and Real Estate Portfolios. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and does business in certain instances (including in its role as sub-adviser to these Portfolios) under the name Van Kampen.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the Comstock, Mid-Cap Growth and Real Estate Portfolios according to the following schedule:

Comstock, Mid-Cap Growth and Real Estate Portfolios

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock, Mid-Cap Growth and Real Estate Portfolios, and the PF Van Kampen Comstock, PF Van Kampen Mid-Cap Growth and PF Van Kampen Real Estate Funds of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Van Kampen for the Comstock Portfolio and the Mid-Cap Growth Portfolio for 2004 were $2,000,077 and $664,207, for May 1, 2003 through December 31, 2003 were $714,306 and $321,489, and for 2004 were $2,035,045 and for 2003 were $1,425,916 for the Real Estate Portfolio.

      From October 2, 2000 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Janus, Janus served as the Portfolio Manager for the Comstock Portfolio. For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock Portfolio and the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund) of Pacific Funds were aggregated.

      For the services provided, for the period of October 2, 2000 through April 30, 2002 for the Comstock Portfolio, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Net fees paid or owed by Pacific Life to Janus for January 1, 2003 through April 30, 2003 were $120,038, and for 2002 were $447,875 for the Comstock Portfolio.

      From January 2, 2001 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and MFS, MFS served as the Portfolio Manager for the Mid-Cap Growth Portfolio. For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Portfolios managed by MFS. For fee schedule information please refer to the fee schedule provided under MFS.

      Net fees paid or owed by Pacific Life to MFS for January 1, 2003 through April 30, 2003 were $122,618, and for 2002 were $374,643 for the Mid-Cap Growth Portfolio.

      Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and MSIM then doing business under the name Morgan Stanley Asset Management (“Morgan Stanley”) as described above, Morgan Stanley served as the Portfolio Manager and provided investment advisory services to the Real Estate Portfolio.

      For the services provided, under the Agreement for the Real Estate Portfolio, for the period of January 4, 1999 through April 30, 2003 Pacific Life paid a monthly fee to Morgan Stanley based on an annual percentage of the average daily net assets of the Real Estate Portfolio according to the following schedule:

Real Estate Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $150 million
.40%	On next $250 million
.35%	On next $500 million
.30%	On excess

      Net fees paid or owed by Pacific Life to Morgan Stanley for 2002 were $1,486,845 for the Real Estate Portfolio.

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004 Van Kampen, and its affiliated asset management companies managed approximately $431.4 billion in assets.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), 600 Travis, Suite 6300, Houston, TX 77002, Vaughan Nelson is the Portfolio Manager and provides investment advisory services to the VN Small-Cap Value Portfolio. Effective May 1, 2005, for the services provided, Pacific Life pays a monthly fee to Vaughan Nelson based on an annual percentage of the average daily net assets of the VN Small-Cap Value Portfolio according to the following schedule:

VN Small-Cap Value Portfolio

Rate (%)	Break Point (assets)

.40%	On first $500 million
.35%	On excess

      Vaughan Nelson was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. As of December 31, 2004, assets under management totaled $3.7 billion. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc., is a wholly-owned affiliate of IXIS Asset Management North America.

      The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

Additional Information About the Portfolio Managers

      The following provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interests.

Compensation Structures and Methods

      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Fund’s fiscal year ended December 31, 2004.

A I M Capital Management, Inc.

(Blue Chip, Aggressive Growth and Financial Services Portfolios)

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP PLC stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP PLC Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

      Portfolio managers also participate in benefit plans and programs available generally to all employees.

Capital Guardian Trust Company (“CGTC”)

(Diversified Research and Equity Portfolios)

      CGTC uses a system of multiple portfolio managers in managing each portfolio’s assets. (In addition, CGTC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks.

      For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

      For the Diversified Research Portfolio the benchmarks used to measure the performance of the Research Portfolio coordinator include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. CGTC also separately compensates analysts for the quality of their research efforts.

      For the Equity Portfolio the benchmarks used to measure performance of the portfolio managers include the Russell 1000 Growth Index and a customized Growth index based on the Lipper Growth Funds Index.

Columbia Management Advisors, Inc.

(Technology Portfolio)

      In 2005, based on information available as of March 21, 2005, it is planned that the performance based compensation payable to each of the portfolio managers will be based primarily on the 1, 3 and 5 year investment performance of the portfolio manager and to a lesser degree on the results of a peer and manager review.

      The portfolio manager’s investment performance will be evaluated as of September 30th, based upon the composite of mutual funds and/or segregated accounts the portfolio manager and his team manage. This evaluation will represent either all or a substantial majority of the portfolio manager’s investment performance appraisal. For some portfolio managers, a minority of the investment performance appraisal may be based on the attribution to performance of the sectors or industries the portfolio manager has been assigned on behalf of the portfolio manager’s team.

      The portfolio managers’ performance will be compared to a passive benchmark on a weighted average over 1, 3 and 5 years, emphasizing the manager’s three- and five-year performance. The performance of the Portfolio’s portfolio managers is measured against the Russell Midcap Growth Index for assets managed in a midcap strategy, the Russell 2000 Growth Index for assets managed in a smallcap strategy and the Merrill Lynch 100 Technology Index for assets managed in a technology strategy.

      The peer and manager review takes into account skills and attributes such as team participation, communication and professionalism.

      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management’s profitability for the year, which is influenced by assets under management.

      Portfolio managers also receive a base salary, which is determined according to seniority and experience, with use of market compensation analysis; may be eligible for certain retirement benefits available to all Bank of America Corporation associates with compensation or responsibilities over defined levels; and receive stock options and/or restricted stock of Bank of America Corporation.

Goldman Sachs Asset Management, L.P.

(Short Duration Bond and Concentrated Growth Portfolios)

Fixed Income Team — Short Duration Bond Portfolio

      Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team’s (the “Fixed Income Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark’s please see below) (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner.

      The benchmark for measuring performance of this Portfolio is the Merrill Lynch 1-3 Year Treasury Index.

Growth Team — Concentrated Growth Portfolio

      Base Salary and Performance Bonus. GSAM and the GSAM Growth team’s (the “Growth Team”) compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell 1000 Growth Index.

      The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

      GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation

      In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Janus Capital Management LLC

(Growth LT and Focused 30 Portfolios)

      The following describes the structure and method of calculating the portfolio manager’s compensation as of January 1, 2005.

      The portfolio manager is compensated by Janus for managing the Growth LT and Focused 30 Portfolios and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

      The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

      The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Jennison Associates LLC

(Health Sciences Portfolio)

      Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

      Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness;

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Lazard Asset Management LLC

(Mid-Cap Value and International Value Portfolios)

Team Management and Model Portfolios

      Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation

      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Mid-Cap Value and International Value Portfolios. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (Russell Midcap Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

      The section entitled “Other Accounts Managed” includes information regarding the members of the portfolio management team responsible for managing the Portfolios. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in this section, the portfolio managers managing the Portfolios may also individually be members of management teams that are responsible for managing other accounts with similar investment strategies as the Mid-Cap Value and International Value Portfolios (“Similar Accounts”). A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

MFS Investment Management

(Capital Opportunities and International Large-Cap Portfolios)

      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by

•	other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Mercury Advisors

(Equity Index and Small-Cap Index Portfolios)

      The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates (“MLIM”) is critical to MLIM’s ability to attract and retain the most talented asset management professionals. MLIM is a Delaware limited partnership of which Merrill Lynch & Co., Inc. (“Merrill Lynch”) is the sole limited partner and Princeton Services, Inc., a wholly owned, indirect subsidiary of Merrill Lynch, is the sole general partner. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM portfolio manager incentive compensation is derived based on portfolio manager’s pre-tax performance of the products they manage, investment performance relative to appropriate competitors and the S&P 500 Index and the Russell 2000 Index benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the company’s ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

      Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch’s reputation for integrity.

Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Neuberger Berman Management Inc.

(Fasciano Small Equity Portfolio)

      A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and the Russell 2000 benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

NFJ Investment Group L.P.

(Small-Cap Value Portfolio)

      Contractual agreements provide the portfolio managers, who are Managing Directors of NFJ, with competitive salaries and all benefits provided to the senior executives of Allianz Global Investors. The managing directors are paid a base salary, which is reviewed annually and compared to the market rates paid for other similarly situated investment professionals with commensurate experience. They are eligible for the NFJ Investment Group Non-Qualified Profit Sharing Plan, which pays the individuals a percentage of the Operating Profit Available for Distribution based on a percentage set by the company’s Management Board. Compensation is tied to successful job performance and growth in assets under management. In addition, all managing directors are eligible for voluntary participation in the NFJ Deferred Award Plan.

      There is no difference between the structure and method used to compensate the portfolio manager assigned to the Portfolio’s account and other portfolio managers in the company.

OppenheimerFunds, Inc.

(Multi-Strategy, Main Street Core and Emerging Markets Portfolios)

      Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolios and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolios, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

Pacific Investment Management Company LLC

(Managed Bond and Inflation Managed Portfolios)

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      Final award amounts are determined by the PIMCO Compensation Committee.

      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Pacific Life Insurance Company

(Money Market and High Yield Bond Portfolios)

      Pacific Life offers a multi-level compensation structure for portfolio managers, including fixed and incentive bonus compensation. Fixed compensation is given as an annual salary, competitively based on an evaluation and analysis of market advisory compensation amounts. Incentive bonus compensation is a significant component of overall compensation based in part on pre-tax fund performance. In addition, portfolio managers also receive deferred compensation benefits.

Putnam Investment Management, LLC

(Equity Income Portfolio)

      Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

      The peer group for the Portfolio is Equity Income Funds, which is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

•	Consistent performance means being above median over one year.

•	Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

•	Superior performance (which is the largest component of Putnam’s incentive compensation program) means being in the top third of the peer group over three and five years.

      In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals, including the Portfolio’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Salomon Brothers Asset Management Inc.

(Large-Cap Value Portfolio)

      The investment services of Citigroup Asset Management are provided by Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A. and Citibank International plc), Citigroup Asset Management Limited and affiliated advisory entities. Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Van Kampen

(Comstock, Mid-Cap Growth and Real Estate Portfolios)

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Select Employees’ Capital Accumulation Program (SECAP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

•	Voluntary Equity Incentive Compensation Program (VEICP) awards — a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the relevant portfolio’s primary benchmark (S&P 500, Russell Midcap Growth and the NAREIT Equity Indices), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Vaughan Nelson Investment Management, L.P.

(VN Small-Cap Value Portfolio)

      Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The bonus component is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite, relative to the Russell Universe peer group (on a rolling three year basis), an assessment of the quality of client service provided and overall profitability of the firm. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of Compensation Committee as part of a long-term incentive package.

      There is no distinction between compensation with respect to the Portfolio and other accounts.

Other Accounts Managed

      The following table reflects information regarding accounts other than the portfolio for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, December 31, 2004.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Blue Chip
Kirk L. Anderson	16	$6,564,365,869	3	$405,791,235	None	N/A
Monika H. Degan	4	$2,914,038,413	None	N/A	None	N/A

Aggressive Growth
Jay K. Rushin	11	$4,012,226,002	None	N/A	None	N/A

Financial Services
Michael J. Simon	12	$12,324,784,856	1	$8,111,766	3,596 [1]	$1,078,482,755
Meggan M. Walsh	3	$1,292,634,619	None	N/A	None	N/A

Diversified Research
Alan J. Wilson	22	$12,681,884,176	23	$9,004,040,838	238	$66,628,407,382

Equity
David I. Fisher	24	$26,319,063,719	36	$47,660,663,895	379	$110,298,743,790
Jim S. Kang	11	$5,622,607,338	11	$2,660,196,437	96	$22,116,001,585
Michael R. Ericksen	13	$6,432,235,009	23	$18,243,389,701	408	$103,864,006,743

Technology
Wayne M. Collette	8	$1,478,638,880	2	$111,438,797	23	$640,695,699
Trent E. Nevills	8	$1,478,638,880	2	$111,438,797	26	$640,815,794
Theodore R. Wendell	8	$1,478,638,880	2	$111,438,797	23	$641,335,794

Short Duration Bond
Jonathan A. Beinner	24	$16,513,495,697	47	$22,359,208,668	1,060	$88,663,942,374
James B. Clark	7	$2,807,866,754	6	$3,872,792,593	152	$39,760,907,422
Christopher Sullivan	7	$2,807,866,754	6	$3,872,792,593	152	$39,760,907,422
James McCarthy	7	$5,824,579,864	3	$1,618,635,594	39	$15,759,362,434

Concentrated Growth
Herbert E. Ehlers	29	$9,433,571,937	1	$67,018,356	623	$21,308,783,713
Scott Kolar	29	$9,433,571,937	1	$67,018,356	623	$21,308,783,713
David G. Shell	29	$9,433,571,937	1	$67,018,356	623	$21,308,783,713

Growth LT
David J. Corkins	3	$6,550,991,218	None	N/A	None	N/A

Focused 30
Ron V. Sachs	2	$663,053,872	None	N/A	None	N/A

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Health Sciences
David Chan	1	$411,493,156	None	N/A	None	N/A
Michael A. Del Balso	15	$8,842,058,384	5	$1,287,496,329	15 [2]	$1,308,957,601

Mid-Cap Value
Andrew D. Lacey	13	$4,260,070,033	13	$590,516,644	18,189	$17,105,076,875
Christopher H. Blake	5	$2,005,425,920	2	$61,106,421	222	$1,316,965,306
Gary Buesser	5	$2,005,425,920	2	$61,106,421	218	$996,800,770

International Value
John R. Reinsberg	20	$7,178,190,049	16	$1,987,827,766	39,209	$27,590,996,026
Michael A. Bennett	17	$5,620,694,847	3	$22,223,446	39,211	$28,326,682,212
Gabrielle Boyle	18	$5,624,260,297	13	$992,853,034	40,619	$30,098,102,577
Michael Powers	19	$5,627,825,747	6	$38,705,203	26,601	$18,963,847,314

Capital Opportunities
S. Irfan Ali	15	$16,127,113,855	3	$246,193,835	None	N/A
Kenneth J. Enright	18	$26,167,794,067	None	N/A	None	N/A
Alan T. Langsner	18	$26,167,794,067	None	N/A	None	N/A

International Large-Cap
David R. Mannheim	10	$4,316,997,542	6	$974,965,297	59	$8,703,610,557
Marcus L. Smith	4	$2,714,700,282	None	N/A	15	$1,618,220,019

Equity Index
Vincent J. Costa	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624
Jeffrey L. Russo	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624
Debra L. Jelilian	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624

Small-Cap Index
Vincent J. Costa	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624
Jeffrey L. Russo	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624
Debra L. Jelilian	16	$13,701,119,212	12	$9,111,163,688	20	$23,461,765,624

Fasciano Small Equity
Michael Fasciano	4	$522,935,852	4	$515,069,512	2	$17,609,932

Small-Cap Value
J. Chris Najork	3	$468,277,126	2	$89,912,968	6	$274,503,856
Benno J. Fischer	2	$150,136,541	6	$145,047,229	27	$469,259,053
Paul A. Magnuson	5	$3,400,267,207	4	$97,010,259	3	$950,987,986
E. Clifton Hoover	2	$737,790,460	7	$232,349,501	3	$80,204,942

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Multi-Strategy
Emmanuel Ferreira	4	$3,345,444,593	N/A	None	N/A	None
Christopher Leavy	14	$7,195,099,221	1	$18,766,423	N/A	None
Angelo Manioudakis	17	$8,911,403,865	5	$152,756,438	1	$38,845,514

Main Street Core
Nikolaos D. Monoyios	11	$2,415,687,334	1	$16,202,398	N/A	None
Marc Reinganum	8	$2,358,589,665	N/A	None	N/A	None

Emerging Markets
Mark Madden	2	$3,689,804,551	2	$122,538,637	N/A	None

Managed Bond
Pasi Hamalainen	9	$3,384,000	5	$493,600	167	$31,838,900

Inflation Managed Bond
John B. Brynjolfsson	14	$24,234,000	8	$1,515,860	26	$3,537,250

Money Market
Dale W. Patrick	1	$21,641,000	N/A	None	18	$13,312,499,000
Brendan L. Collins	1	$21,641,000	N/A	None	12	$7,034,650,000

High Yield Bond
Simon Lee	N/A	None	3	$425,532,000	1	$75,002,000
Michael Long	N/A	None	N/A	None	N/A	None

Equity Income
Kevin M. Cronin	14	$9,913,400,000	19	$14,660,500,000	46	$4,554,900,000
Bartlett R. Geer	4	$5,805,700,000	3	$29,000,000	3	$531,800,000
Jeanne L. Mockard	4	$5,350,300,000	2	$26,300,000	3	$517,300,000

Large-Cap Value
Mark J. McAllister	10	$8,936,862,444	2	$239,773,489	15,393	$3,924,225,747

Comstock
B. Robert Baker, Jr.	12	$20,986,613,021	2	$1,508,755,277	1	$2,015,956,304
Jason S. Leder	12	$20,986,613,021	2	$1,508,755,277	1	$2,015,956,304
Kevin C. Holt	12	$20,986,613,021	2	$1,508,755,277	1	$2,015,956,304

Real Estate
Theodore R. Bigman	4	$2,168,208,359	4	$2,829,431,402	27	$2,496,011,469

Mid-Cap Growth
Dennis P. Lynch	34	$14,909,335,463	2	$350,883,204	316	$1,394,361,391
David S. Cohen	35	$14,909,335,463	2	$350,883,204	17	$1,394,361,391
Sam Chainani	35	$14,909,335,463	2	$350,883,204	17	$1,394,361,391

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

VN Small-Cap Value
Chris D. Wallis	5	$174,170,441	5	$72,451,956	37	$336,656,838
Mark J. Roach	5	$174,170,441	5	$72,451,956	37	$336,656,838
Scott J. Weber	5	$174,170,441	5	$72,451,956	37	$336,656,838

[1]	These are accounts of individual investors for which AIM’s affiliate, AIM Private Asset Management, Inc. (“APAM”) provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM’s portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with that applicable models.

[2]	Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

      The following table reflects information regarding accounts other than the portfolio for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, December 31, 2004.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	the Accounts	Accounts	in the Accounts

Diversified Research
Alan J. Wilson	N/A	None	N/A	None	14	$9,456,674,937
Equity
David I. Fisher	1	$622,512,783	4	$431,442,816	14	$9,245,759,702
Jim S. Kang	N/A	None	N/A	None	3	$2,596,698,829
Michael R. Ericksen	N/A	None	N/A	None	61	$24,704,524,626

Short Duration Bond
Jonathan A. Beinner	N/A	None	13	$7,935,017,170	26	$11,321,450,380
James B. Clark	N/A	None	4	$3,807,763,381	4	$1,534,805,952
Christopher Sullivan	N/A	None	4	$3,807,763,381	4	$1,534,805,952
James McCarthy	N/A	None	N/A	None	8	$3,762,120,257

Concentrated Growth
Herbert E. Ehlers	N/A	None	N/A	None	14	$1,959,556,494
Scott Kolar	N/A	None	N/A	None	14	$1,959,556,494
David G. Shell	N/A	None	N/A	None	14	$1,959,556,494

International Large-Cap
David R. Mannheim	N/A	None	N/A	None	6	$1,148.647,600
Marcus L. Smith	N/A	None	N/A	None	2	$105,643,205

Equity Index
Vincent J. Costa	1 *	$154,128,929	4	$1,077,182,657	5	$1,804,665,143

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	the Accounts	Accounts	in the Accounts

Small-Cap Index
Vincent J. Costa	1 *	$154,128,929	4	$1,077,182,657	5	$1,804,665,143

Managed Bond	N/A	None	N/A	None	10	$3,316,000
Pasi Hamalainen

Inflation Managed	N/A	None	N/A	None	7	$2,003,490
John B. Brynjolfsson

Equity Income
Kevin M. Cronin	N/A	None	N/A	None	4	$884,200,000

Real Estate	N/A	None	N/A	None	3	$

*	A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portfolio of the Fund may be are presented with the following potential conflicts:

A I M Capital Management, Inc.

(Blue Chip, Aggressive Growth and Financial Services Portfolios)

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts are presented with the following conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both to the detriment of the Fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Capital Guardian Trust Company

(Diversified Research and Equity Portfolios)

      Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. CGTC has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Columbia Management Advisors, Inc.

(Technology Portfolio)

      Virtually all portfolio managers, regardless of employer, nature of advisory clients or nature of assets managed, have potential conflicts of interest. A summary of certain potential conflicts of interest the portfolio managers for the Portfolio may have follows. This summary is not complete; the Portfolio’s portfolio managers also may face other potential conflicts of interest in managing the Portfolio.

•	Potential Conflicts Relating to the Interests of the Portfolio Manager and the Sub-Adviser: Columbia Management Advisors, Inc. (“Columbia Management”) may receive differential compensation from its advisory clients (e.g., some clients may pay incentive fees or higher fees than other clients) and each advisory client may be more or less profitable to Columbia Management than other advisory clients (e.g., clients may demand differential levels of service or have larger, smaller or multiple relationships with Columbia Management and/or its affiliates). A portfolio manager also may make personal investments, including on an indirect basis by investing in mutual funds the portfolio manager manages. If other advisory clients pay higher compensation and/or are more profitable to Columbia Management than the Portfolio (“Adviser Compensatory Accounts”), or if the portfolio manager makes personal investments, the portfolio manager may have the incentive to devote a disproportionate amount of the following to those accounts: (i) his attention; (ii) limited investment opportunities, such as initial public offerings; and/or (iii) desirable trade allocations. The portfolio manager also may have the incentive to trade Adviser Compensatory Accounts or personal investments before or after other accounts to attempt to take advantage of upward or downward pressures on the investments’ market prices as a result of the trading activity. If the portfolio manager engages in short sales for other advisory clients or his personal investments, the portfolio manager’s use of short sales of a security may be viewed to harm the performance of other clients that own the security.

•	Potential Conflicts Relating to the Interests of Bank of America Corporation: Columbia Management is a subsidiary of Bank of America Corporation. Bank of America Corporation is engaged through its subsidiaries in a wide variety of banking, investment banking, broker-dealer, asset management and other activities. Bank of America Corporation and its subsidiaries therefore have business relationships with or may be in competition against many issuers of securities. If the portfolio manager knows of these relationships or thinks that they may exist, he or she may have an incentive to purchase or sell these securities, vote securities held or otherwise manage his or her advisory client accounts in a manner designed to benefit Bank of America.

•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to the portfolio manager, Columbia Management or Bank of America Corporation, portfolio managers managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio manager managing assets using different investment strategies will need to allocate limited resources, such as his attention, investment opportunities and desirable trade allocations, among clients with different and competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but against the interests of another client.

      Columbia Management has policies, procedures and a Code of Ethics designed to attempt to manage these potential conflicts of interest. However, there can be no assurance that the policies, procedures or Code of Ethics will achieve their intended result.

Goldman Sachs Asset Management, L.P.

(Short Duration Bond and Concentrated Growth Portfolios)

      GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Janus Capital Management LLC

(Growth LT and Focused 30 Portfolios)

      As shown in the section entitled “Other Accounts Managed”, the portfolio manager may manage other accounts with investment strategies similar to the Growth LT and Focused 30 Portfolios. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolios. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolios are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolios. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Jennison Associates LLC

(Health Sciences Portfolio)

      In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

      Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

      In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Lazard Asset Management LLC

(Mid-Cap Value and International Value Portfolios)

      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Mid-Cap Value and International Value Portfolios (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolios are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Portfolios, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

      Potential conflicts of interest may arise because of Lazard’s management of the Portfolios and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolios. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Portfolios.

      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolios invests, Lazard could be seen as harming the performance of the Portfolios for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

MFS Investment Management

(Capital Opportunities and International Large-Cap Portfolios)

      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

      In certain instances there may be securities which are suitable for the portfolios as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day.

      Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios’ ability to participate in volume transactions will produce better executions for the Portfolios.

      MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios — for instance, those that pay a higher advisory fee and/or have a performance fee.

Mercury Advisors

(Equity Index and Small-Cap Index Portfolios)

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

      To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Neuberger Berman Management Inc.

(Fasciano Small Equity Portfolio)

      While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index a fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

      As a result of the portfolio manager’s day-to-day management of a fund, the portfolio managers know the size, timing and possible market impact of a fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund, Neuberger Berman has policies and procedures to address such a conflict.

      From time to time, a particular investment opportunity may be suitable for both a fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a fund and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

NFJ Investment Group L.P.

(Small-Cap Value Portfolio)

      For standard clients who request access to certain investment opportunities, the portfolio manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

•	Prior to placing a trade, portfolio managers specify their initial allotment. The initial order is documented and time stamped.

•	Orders for the same investment are aggregated by the Trading desk.

•	Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

•	For partially filled orders, preference may be given to specialized investment strategies that invest in similar securities as the investment opportunity that is being offered (i.e. emerging markets, high yield, etc.).

      It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases.

      General responsibility for insuring fair allocation for investment opportunities is carried out at the execution level, by the assigned relevant portfolio manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.

OppenheimerFunds, Inc.

(Multi-Strategy, Main Street Core and Emerging Markets Portfolios)

      As indicated above under “Other Accounts Managed”, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolios. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Portfolios, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolios, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolios.

Pacific Investment Management Company LLC

(Managed Bond and Inflation Managed Portfolios)

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

      Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolios on a fair and equitable basis over time.

Pacific Life Insurance Company

(Money Market and High Yield Bond Portfolios)

      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Life has not experienced any such conflicts. Pacific Life has adopted policies and procedures to address any potential material conflicts, should they arise.

Putnam Investment Management, LLC

(Equity Income Portfolio)

      Like other investment professionals with multiple clients, the Portfolio’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the Portfolio and the other accounts referenced above.

      The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others: The most attractive investments could be allocated to higher-fee accounts or performance fee accounts. The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time. The trading of other accounts could be used to benefit higher-fee accounts (front-running). The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies: Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts. All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts). All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure). Front running is strictly prohibited. The Portfolio’s Portfolio Leader(s) and Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

      As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

      Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation, neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts.

      A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold, for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

      “Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

      The Portfolio’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Salomon Brothers Asset Management Inc.

(Large-Cap Value Portfolio)

      Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table under the “Other Accounts Managed” section above.

      The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

      These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Van Kampen

(Comstock, Mid-Cap Growth and Real Estate Portfolios)

      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolios of the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Vaughan Nelson Investment Management, L.P.

(VN Small-Cap Value Portfolio)

      The potential for material conflicts may arise:

1)	between the investment strategy of the Portfolio and the other accounts managed by the portfolio managers with regard to allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2)	in the allocation of investment opportunities amongst accounts within the strategy pursued by the Portfolio; and

3)	in the allocation of limited investment opportunities between the strategy pursued by the Portfolio and other accounts for which advisory fees are based upon the performance of the account

      The firm maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Beneficial Interest of Portfolio Managers

      As of the Fund’s fiscal year ended, December 31, 2004, there were no securities beneficially owned by any portfolio managers. In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio’s performance.

Investment Adviser to the Master Funds

      The investment adviser to the Master Funds, Capital Research and Management Company (CRMC), founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. CRMC’s research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. CRMC believes that it is able to attract and retain quality personnel. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc.

      The Investment Advisory and Service Agreement (the “CRMC Agreement”) between the Master Funds and CRMC will continue in effect until June 30, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (ii) the vote of a majority of the trustees of the Master Fund who are not parties to the CRMC Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The CRMC Agreement provides that CRMC has no obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the CRMC Agreement. The CRMC Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the CRMC Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

      As compensation for its services, CRMC receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:

For the Master Growth Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion.

For the Master Growth-Income Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets in excess of $21.0 billion.

      For more information regarding CRMC, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

Distribution of Fund Shares

      Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s Distributor pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.

      As of March 31, 2005, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2005, Pacific Life did not exercise control over any Portfolio.

Purchases and Redemptions

      Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Blue Chip, Aggressive Growth, Financial Services, Diversified Research, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth, Focused 30, Health Sciences, Mid-Cap Value, Capital Opportunities, International Large-Cap, Small-Cap Value, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and VN Small-Cap Value Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Blue Chip, Aggressive Growth, Financial Services, Diversified Research, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Concentrated Growth, Focused 30, Health Sciences, Mid-Cap Value, Capital Opportunities, International Large-Cap, Small-Cap Index, Fasciano Small Equity, Small-Cap Value, Emerging Markets, Equity Income, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and VN Small-Cap Value Portfolios are not available for Pacific Corinthian variable annuity contracts.

      Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

      Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

      Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

      It also sometimes happens that the Adviser or Portfolio Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Portfolio Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Portfolio Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Portfolio Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the years ended 12/31/04, 12/31/03 and 12/31/02 the Portfolios incurred brokerage commissions as follows:

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/04*		12/31/03*		12/31/02*

Blue Chip	$1,399,142		$904,081		$784,605
Aggressive Growth	290,371		144,934		226,646
Financial Services	174,566		159,327		149,128
Diversified Research	290,262		336,972		350,894
Equity	410,004		769,936		1,536,267
Technology	599,992		502,180		229,451
Short Duration Bond**	114,688	[1]	69,950		N/A
Concentrated Growth	150,680		117,653		135,458	[2]
Focused 30	147,274		117,131		303,068
Growth LT	1,964,392		2,380,773		5,342,857
Health Sciences	553,692		249,811		297,612
Mid-Cap Value	4,116,649		2,876,167		3,374,611
International Value	674,610		870,262		722,083
Capital Opportunities	715,741		451,785		547,984
International Large-Cap	2,510,335		1,672,053		577,686
Equity Index	25,170		79,746	[3]	207,904	[3]
Small-Cap Index	124,346		242,089	[4]	290,702	[4]
Fasciano Small Equity	667,239		1,667,147		1,554,400
Multi-Strategy	521,404		956,348		653,629
Main Street Core	2,471,240		2,105,793		1,141,636
Emerging Markets	1,310,815		519,833		1,158,843
Managed Bond	695,975		581,262		406,726
Inflation Managed	30,225		16,163		1,875
Small-Cap Value**	752,467		684,484		N/A
High Yield Bond	7,000		11,771		2,577
Equity Income	264,749		252,516		230,383
Large-Cap Value	3,449,941	[5]	2,283,760	[5]	2,721,096	[5]
Comstock	613,227		560,927		199,048
Mid-Cap Growth	572,675		831,809		742,173
Real Estate	307,941		265,494		515,446

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

**	The Short Duration Bond and the Small-Cap Value Portfolios did not begin operations until May 1, 2003. The American Funds Growth-Income, American Funds Growth and VN Small-Cap Value Portfolios did not begin operations until May 1, 2005.

[1]	of which $5,826 was paid to Goldman, Sachs & Co. in 2004, an affiliate of Goldman Sachs Asset Management, L.P. For 2004, 5.08% of the aggregate brokerage commissions were paid to, and 0.56% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Goldman, Sachs, & Co.

[2]	of which $332 was paid to Goldman, Sachs & Co. in 2002, an affiliate of Goldman Sachs Asset Management, L.P.

[3]	of which $6 and $733 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc. in 2003 and 2002, respectively, an affiliate of Mercury Advisors.

[4]	of which $18 and $46,834 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., in 2003 and 2002, respectively, an affiliate of Mercury Advisors.

[5]	of which $200,539, $221,406 and $156,132 was paid to Citigroup Global Markets Inc. in 2004, 2003 and 2002, respectively, an affiliate of Salomon Brothers Asset Management Inc. For 2004, 5.81% of the aggregate brokerage commissions were paid to, and 5.46% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Citigroup Global Markets Inc.

      During the year ended December 31, 2004, the Blue Chip, Aggressive Growth, Financial Services, Equity, Short Duration Bond, Focused 30, Growth LT, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core, Managed Bond, Inflation Managed, Equity Income, Large-Cap Value, Comstock, and Mid-Cap Growth Portfolios acquired and sold securities of their regular broker-dealers.

      As of December 31, 2004 each Portfolio listed below acquired and held securities of its regular broker-dealers and/or the parent company of its regular broker-dealers:

Portfolio	Securities	Value

		(in thousands)
Blue Chip	Bank of America Corp.	$26,925
	Citigroup Inc.	$55,407
	Morgan Stanley	$18,544
	J.P. Morgan Chase & Co	$37,138
	Goldman Sachs Groups Inc.	$26,738
	Merrill Lynch & Co Inc	$22,354
Financial Services	Citigroup Inc	$5,105
	Goldman Sachs Group Inc.	$2,580
	Morgan Stanley	$866
	Merrill Lynch & Co Inc	$4,662
	Lehman Brothers Holdings Inc	$1,190
	UBS AG	$1,811
Equity	Lehman Brothers Holdings, Inc.	$577
Short Duration Bond	UBS Securities Inc.	$143,000
Growth LT	Goldman Sachs Group Inc	$20,098
	J.P. Morgan Chase & Co	$51,734
	Citigroup Inc	$26,700
	UBS Finance (DE) LLC	$19,498
International Value	Credit Suisse Group	$67,754
	UBS AG (LI)	$84,068

Portfolio	Securities	Value

		(in thousands)
Capital Opportunities	Citigroup Inc	$4,878
	Merrill Lynch & Co Inc	$4,498
	Goldman Sachs Group Inc	$1,589
	J.P. Morgan Chase & Co	$1,497
International Large-Cap	Credit Suisse Group	$199
	UBS AG	$40,108
Equity Index	Citigroup Inc	$3,026
	Goldman Sachs Group Inc	$540
	Merrill Lynch & Co.	$5,128
	Bank of America	$2,648
	J.P. Morgan Chase & Co.	$6,793
	Morgan Stanley	$9,155
	Goldman Sachs Group Inc	$7,626
	Citigroup Inc	$37,403
	Bear Stearns Cos. Inc.	$1,454
	Lehman Brothers Holdings Inc.	$3,525
Small-Cap Index	Knight Trading Group Inc.	$1,356
Multi-Strategy	Lehman Brothers Holdings Inc.	$999
	Merrill Lynch & Co Inc	$1,250
	Citigroup Inc	$8,321
	Lehman Brothers Holdings Inc.	$6,500
	J.P. Morgan Chase & Co.	$6,265
	Morgan Stanley	$2,607
Main Street Core	Bank of America Corp.	$32,383
	Citigroup Inc	$41,170
	Merrill Lynch & Co Inc	$7,931
	Morgan Stanley	$11,581
	Goldman Sachs Group Inc	$1,872
	J.P. Morgan Chase & Co.	$27,975
	Lehman Brothers Holdings Inc	$2,038
Managed Bond	Citigroup Inc	$6,720
	Morgan Stanley	$24,453
	UBS Finance (DE) LLC	$200
	Bank of America Corp.	$5,809
Inflation Managed	Bank of America Corp.	$58,483
	Morgan Stanley	$34,957
	UBS Finance (DE) LLC	$69,961
Equity Income	Lehman Brothers Holdings Inc	$196
	Citigroup Inc	$11,143
	Bank of America Corp	$5,500
	J.P. Morgan Chase & Co	$2,326
	Merrill Lynch & Co Inc	$1,232
	Lehman Brothers Holdings Inc
Large-Cap Value	J.P. Morgan Chase & Co	$35,062
	Merrill Lynch & Co Inc	$53,697

Portfolio	Securities	Value

		(in thousands)
Comstock	Citigroup Inc	$19,551
	Merrill Lynch & Co Inc	$4,423
	Bank of America Corp	$20,380
	J.P. Morgan Chase & Co	$2,961
	Lehman Brothers Holdings Inc	$3,123

Brokerage Recapture Program

      The Fund may from time to time enter into directed brokerage agreements that can reduce expenses reported to shareholders in its statements of operations, fee table and expense ratios, and/or can increase its reported yields. A directed brokerage agreement consists of an arrangement under which commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. Accordingly, the Adviser has conveyed information regarding these directed brokerage agreements to the Fund’s Portfolio Managers. The Adviser has directed each Portfolio Manager to execute transactions through any of the approximately 30 brokers-dealers available in the recapture program, but only if the Portfolio Manager can obtain best execution. If the Portfolio Manager does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute through such broker-dealers. In determining whether it can obtain best execution, the Portfolio Manager may take into account the factors discussed under “Brokerage and Research Services.” A Portfolio may benefit from the recapture commissions obtained through the directed brokerage transactions because credits generated through the directed brokerage transactions may be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). The Fund will not enter into directed brokerage agreements that are intended to promote the distribution of Fund shares.

Portfolio Turnover

      For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

      The following Portfolios engage in active and frequent trading, with portfolio turnover rates which may exceed 100%: the Aggressive Growth, Short Duration Bond, Health Sciences, Technology, Multi-Strategy, Managed Bond, Inflation Managed, and Mid-Cap Growth Portfolios. The variation in the Managed Bond Portfolio’s turnover rate over just last year is primarily due to increased exposure to futures, transactions in TBA (“to be announced”) issues, and transaction rolls as well as sales of holdings to take profits.

Disclosure of Portfolio Holdings

      It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interest of Fund shareholders and the interests of the Fund’s investment adviser, principal underwriter or affiliated persons of the Fund, investment adviser or principal underwriter. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      The Fund, or its duly authorized service providers, may disclose portfolio holdings to analysts or rating agencies at other times, although presently the Fund does not do so. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of the Fund), and to prohibit the portfolio holdings to be used by it or its employees in connection with the purchase or sale of the securities or shares of the relevant Portfolios. In addition, portfolio holdings are provided or otherwise available to third-party service providers of the Fund, including the Fund’s custodian, pricing services, and administrators as necessary for the provision of services to the Fund.

      The Fund currently relies on the contractual and/or legal obligations of third party service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Fund is seeking to initiate a process whereby third party service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to certify as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.

      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information. If a policy and/or procedure is developed with respect to compensation, shareholders will be notified accordingly.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees and its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgement, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the Funds’ Board of Trustees, as required by Rule 38a-1.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual product prospectus section, under “Additional Pacific Select Fund Information.”

NET ASSET VALUE

      Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on days when the NYSE is closed for trading.

      To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      The NAV of the Feeder Portfolios is determined based on the NAV of the Master Funds. Securities of each Master Fund are valued at their NAV. For information regarding the determination of the NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

      The Money Market Portfolio’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by the Fund’s Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Fund’s Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

PERFORMANCE INFORMATION

      The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios and the Master Funds, and the total return of all Portfolios and the Master Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

TAXATION

      The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each

Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

      Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).

      To be taxed as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

      As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If a Portfolio or Master Fund, as applicable, failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio or Master Fund would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

      Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

      If a Portfolio or a Master Fund invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio or a Master Fund may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

      For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

      Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

      The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

      Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Portfolio such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

      For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

      Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either “20% Rate Gain” or “28% Rate Gain,” depending upon the Portfolio’s holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

      The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Concentration Policy

      Under each Portfolio’s investment restrictions, except the Financial Services, Technology, Health Sciences, and Real Estate Portfolio’s, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Distribution Plans of the Master Funds

      Each Master Fund has adopted a Plan of Distribution (the “Master Fund Plans”) for its Class 2 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Master Fund Plan, the Feeder Portfolios may pay 0.25% of each Master Fund’s average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the Master Fund, provided that the board of trustees of the Master Fund has approved the category of expenses for which payment is being made.

      For additional information regarding the Master Fund Plans, see the Master Funds’ statement of additional information, which is delivered together with this SAI.

Capitalization

      The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

      Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

Voting Rights

      Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

      Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund’s shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

      State Street Bank and Trust Company of California, NA (“State Street”), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA

90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

      State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

      Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

      The financial statements of the Fund as of December 31, 2004, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2004. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm.

Independent Registered Public Accounting Firm

      Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ SAI.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

      The Fund and each of its Portfolio Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Portfolio Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

      The Master Funds’ Investment Adviser has also adopted a Code of Ethics.

Proxy Voting Policies and Procedures

      The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each portfolio manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.

      The Policies set forth each Portfolio Manager’s general position on various proposals. However, a Portfolio Manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Portfolio Manager or its affiliates serve as investment manager. Because each Portfolio Manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Portfolio Manager as prepared and provided by each Portfolio Manager, including identification of the Portfolio(s) managed by that particular Portfolio Manager. The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.

A I M Capital Management, Inc.

(Blue Chip, Aggressive Growth and Financial Services Portfolios)

A.     Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards of Directors

      A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II.	Independent Auditors

      A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III.	Compensation Programs

      Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV.	Corporate Matters

      We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V.	Shareholder Proposals

      Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

      AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

C.	Business/Disaster Recovery

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

      If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Capital Guardian Trust Company

(Diversified Research and Equity Portfolios)

      Capital Guardian Trust Company (“CGTC”) considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CGTC’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CGTC’s general position on the issue.

      CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

      CGTC associates in the proxy voting department are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst’s recommendation, and decides how to vote.

      Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

      Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

      This summary of CGTC’s Proxy Voting Policy and Procedures is qualified by the full policy.

Columbia Management Advisors, Inc. (“CMA”)

(Technology Portfolio)

      Columbia Management Group, Inc. (“CMG”) has established a Proxy Committee, which is responsible for reviewing and approving proxy voting policies and procedures and considers special proxy issues that may arise from time to time. CMA uses Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides CMA with recommendations based upon CMA’s Voting Guidelines previously delivered by CMA to ISS. CMA returns a final instruction to vote to ISS. ISS has procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee.

Policies and Procedures

      CMA has adopted policies and procedures for voting proxies relating to portfolio securities held by its clients. These policies and procedures include the procedures that CMA follows when a vote presents a conflict between the interest of a client and CMA, its affiliates, clients or other persons. CMA has four categories of voting policies and procedures for its clients.

      The first category of voting policies and procedures is where the client votes proxies related to portfolio securities held by its account. In this situation, CMA takes no action with respect to the voting of these securities.

      The second category is where the client has instructed CMA to manage its account according to “Socially Responsible” principles. In this situation, CMA votes all proxies for portfolio securities held in the client’s account according to guidelines established for “Socially Responsible” accounts by Institutional Shareholder Services, Inc. (“ISS”), which provides CMA with proxy research, voting, record keeping and disclosure services.

      The third category is where the client has instructed CMA to vote it account according to “Taft-Hartley” principles. In this situation, CMA votes all proxies for portfolio securities held in the Client’s account according to guidelines established for “Taft-Hartley” accounts by ISS.

      The final category is where the client has instructed CMA to vote proxies related to portfolio securities held by its account. Where the client has delegated to CMA the responsibility to vote its proxies, CMA votes all proxies for client securities in a manner considered by CMA to be in the best interest of the client without regard to any benefit to CMA, its affiliates, or its other clients. CMA examines each proposal and votes against the proposal, if, it its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. CMA also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. CMA determines the best interest of the client in light of the potential economic returns on the client’s investment.

      CMA addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying form the predetermined guideline, CMA’s Proxy Committee determines the vote in the best interest of the client, without consideration of any benefit to CMA, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      CMA has three classes of proxy voting guidelines. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      CMA generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board/chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meeting, names of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes/Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      CMA generally votes against proposals related to the following matter: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      CMA gives the following matter special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where CMA represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with a CMA client account concludes that the interest of the client requires that a proxy be voted on a proposal other than according to the predetermined guideline, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its member) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or otherwise effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

Goldman Sachs Asset Management, L.P. (“GSAM”)

(Short Duration Bond and Concentrated Growth Portfolios)

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Janus Capital Management LLC

(Growth LT and Focused 30 Portfolios)

      The Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

      1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

      2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

•	are audit committee members and the non-audit fees paid to the auditor are “excessive” (as determined by the Proxy Voting Service).

      3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

      5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

      7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

      8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

      In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group

      The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

1 All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Jennison Associates LLC

(Health Sciences Portfolio)

      Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. for purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

      In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

      It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Lazard Asset Management LLC

(Mid-Cap Value and International Value Portfolios)

A.     Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.     Administration and Implementation of Proxy Voting Process

      Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.     Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.     Conflicts of Interest

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MFS Investment Management

(Capital Opportunities and International Large-Cap Portfolios)

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

      These policies and procedures include:

      A.     Voting Guidelines;

      B.     Administrative Procedures;
      C.     Monitoring System;
      D.     Records Retention; and
      E.     Reports.

A.     Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

 2.     MFS’ Policy on Specific Issues

Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

      Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Best Practices Standards

      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.	Administrative Procedures

 1.     MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.	Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g.,

1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

D.	Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports

 MFS Funds

      Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mercury Advisors

(Equity Index and Small-Cap Index Portfolios)

      Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General

Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

      To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

      From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties.

      In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Neuberger Berman Management Inc.

(Fasciano Small Equity Portfolio)

      Proxy Voting Policies and Procedures

I.                    Introduction and General Principles

      A.     Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

      B.     NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

      C.     NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

      D.     In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

      E.     In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

      F.     There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

      A.     NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

1.	Developing, authorizing, implementing and updating NB’s policies and procedures;

2.	Overseeing the proxy voting process; and

3.	Engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

      B.     Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

      C.     The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

      D.     In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

      A.     NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

      B.     Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

      C.     There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.	Proxy Voting Procedures

      A.     NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

      B.     At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

1.	Research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

2.	Vote and submit proxies in a timely manner;

3.	Handle other administrative functions of proxy voting;

4.	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	Maintain records of votes cast; and

6.	Provide recommendations with respect to proxy voting matters in general.

      C.     Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

      D.     Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

      A.     NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

      B.     ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

      C.     In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

      The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      D.     In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

      In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

      In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

      E.     Material conflicts cannot be resolved by simply abstaining from voting.

VI.	Recordkeeping

      NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

1.	A copy of these policies and procedures, which shall be made available to clients upon request;

2.	Proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

3.	A record of each vote cast (which ISS maintains on NB’s behalf);

4.	A copy of each questionnaire completed by any NB Investment Professional under Section V above;

5.	Any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

6.	Each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

      Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.	Disclosure

      Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

      2. Board of Directors

Voting on Director Nominees in Uncontested Elections

      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/ Declassification of the Board

      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/ CEO)

      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/ Establishment of Committees

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      3. Shareholder Rights

Shareholder Ability to Act by Written Consent

      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.

      4. Proxy Contests

Voting for Director Nominees in Contested Elections

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5. Poison Pills

      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

      6. Mergers and Corporate Restructurings

      Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7. Reincorporation Proposals

      Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorpo-

rating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8. Capital Structure

Common Stock Authorization

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      9. Executive and Director Compensation

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

      Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

      Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      10. Social and Environmental Issues

      These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition ISS has country- and market-specific policies, which are not captured below.

Financial Results/ Director and Auditor Reports

      Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

      Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

      Vote AGAINST the appointment of external auditors if they have previously served the Company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

      Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

      Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

      Vote FOR most stock (scrip) dividend proposals.

      Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

      Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

      Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

      Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

      Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

      Vote AGAINST other business when it appears as a voting item.

Director Elections

      Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or

•	the board fails to meet minimum corporate governance standards.

      Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

      Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

      Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

      Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

      Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

      Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

      Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

      Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

      Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

      Vote AGAINST proposals to indemnify auditors.

Board Structure

      Vote FOR proposals to fix board size.

      Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

      Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

      General Issuances:

      Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

      Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      Specific Issuances:

      Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

      Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

      Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

      Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

      Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

      Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

      Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

      Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

      Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

      Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

      Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

      Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

      Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

      Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/ Increase In Par Value:

      Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/ Restructurings:

      Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

      Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

      Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision. ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

      Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

      Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

      Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

      Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

      Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

      Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

      Vote all shareholder proposals on a CASE-BY-CASE basis.

      Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

      Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EXHIBIT B

ISS Institutional Shareholder Services

Policies, Procedures and Practices Regarding Potential Conflicts of Interest

      Although ISS’s proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

      Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS’s policies, but we are also aware of the potential conflicts of interest that exist between ISS’s proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS’s corporate services, which provides issuers with information on ISS voting policies.

      To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

      Regulatory Oversight — ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS’s policies and procedures with respect to potential conflicts.

      Board Policy — The ISS Board of Directors resolved that the development and application of ISS’s proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS’s management and employees who shall at all times act in accordance with the standards set forth in ISS’s Code of Conduct.

      Ownership — ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

      Transparency of Voting Policies — ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS’s policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

      Full Disclosure — Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company’s agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst’s objectivity won’t be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

      Separate Staffs/ Physical Separation — ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

      No Guarantees — Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS’s Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS’s services subsequently submit proposals that receive a negative recommendation from ISS’s Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

      Blackout Period — Corporate Programs staff will only work with issuers or their representatives when no “live” voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This “blackout period” runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders’ meeting.

      No Backroom Deals — ISS requires issuers to provide written documentation — signed by an executive level manager — before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

      We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

NFJ Investment Group L.P.

(Small-Cap Value Portfolio)

      NFJ Investment Group L.P. (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

      The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

      In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

      To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

      The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

OppenheimerFunds, Inc.

(Multi-Strategy, Main Street Core and Emerging Markets Portfolios)

      These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A.     Accounts for which OFI has Proxy Voting Responsibility

      Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

      In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.     Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

      When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

      In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.     Proxy Voting Agent

      OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

      ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

      ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

      The ISS reports also include the ISS recommended vote on each proposal.

D.     Proxy Voting Coordinator

      The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.     Conflicts of Interest

      OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.     Proxy Voting Guidelines

      The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

Pacific Investment Management Company LLC

(Managed Bond and Inflation Managed Portfolios)

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Pacific Life Insurance Company

(High Yield Bond and Money Market Portfolios)

      Proxy Voting Policy

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the Money Market and High Yield Bond Portfolios. From time to time, voting securities may be held in the High Yield Bond Portfolio as the result of corporate actions or because equity securities may be attached to debt securities purchased by the Portfolio, although such positions are expected to be minimal. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Putnam Investment Management, LLC

(Equity Income Portfolio)

      Introduction and Summary

      Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

      This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C.

Proxy Committee

      Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies.

Proxy Voting Administration

      The Putnam Legal and Compliance Department administers Putnam’s proxy voting.

Proxy Voting Guidelines

      Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis.

      Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request Putnam’s Legal and Compliance Department not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. Putnam’s Legal and Compliance Department will review any such request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

      Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies.

Conflicts of Interest

      A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Putnam Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Putnam Legal and Compliance Department will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

The Putnam Legal and Compliance Department will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, a senior lawyer in the Putnam Legal and Compliance Department will be consulted prior to voting.

4. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of Putnam’s Legal and Compliance Department.

Recordkeeping

      The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

      All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Putnam Investments Proxy Voting Guidelines

      The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Putnam Legal and Compliance Department.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.     Board-Approved Proposals

      Proxies will be voted for board-approved proposals, except as follows:

A.     Matters Relating to the Board of Directors

      The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

      For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

•	Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

•	Putnam will vote on a case-by-case basis in contested elections of directors.

•	Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

      Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

•	Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

      Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

•	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.     Executive Compensation

      Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

•	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

•	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

      Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

      Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

•	Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

•	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	Putnam will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

      Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

•	Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.	Anti-Takeover Measures

      Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”); and

•	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.     Other Business Matters

      Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

•	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.     Shareholder Proposals

      Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

III.     Voting Shares of Non US Issuers

      Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

•	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•	Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

      Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

      Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Salomon Brothers Asset Management Inc

(Large-Cap Value Portfolio)

      Concerning Citigroup Asset Management(1)(CAM)

Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

1  Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

      To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

(Comstock, Mid-Cap Growth and Real Estate Portfolios)

I.	Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Proxy Voting Policy and Procedures”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van

Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      Voting Proxies for Certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.	General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. Guidelines

A. Management Proposals

      1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals to limit Directors’ liability and/or broaden indemnification of Directors.

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s Board members be independent Directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

•	Proposals to eliminate cumulative voting.

•	Proposals to eliminate preemptive rights.

•	Proposals for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

      2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

(i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

(ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

(iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

      3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

Capitalization changes

•	Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option Plans and other employee ownership plans.

•	Proposals for the establishment of employee retirement and severance plans

Anti-Takeover Matters

•	Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

•	Proposals to establish cumulative voting rights in the election of directors.

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

      5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

(i) The stock option plan should be incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals

      1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

•	Proposals requiring auditors to attend the annual meeting of shareholders.

•	Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      Proposals requiring that a certain percentage of the company’s members be comprised of independent and unaffiliated Directors.

•	Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

•	Proposals requiring confidential voting.

•	Proposals to reduce or eliminate supermajority voting requirements.

•	Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

•	Proposals to require the company to expense stock options.

      2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Proposals requiring shareholder approval for bylaw or charter amendments.

•	Proposals requiring shareholder approval of executive compensation.

•	Proposals requiring shareholder approval of golden parachutes.

•	Proposals to eliminate certain anti-takeover related provisions.

•	Proposals to prohibit payment of greenmail.

      3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

•	Proposals to declassify the Board of Directors (if management supports a classified board).

•	Proposals requiring a U.S. company to have a separate Chairman and CEO.

•	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      Proposals that require inappropriate endorsements or corporate actions.

•	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.     Administration of Proxy Policy and Procedures

A. Proxy Review Committee

      1. The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

(a) The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

      1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

      2. A material conflict of interest could exist in the following situations, among others:

(a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. Proxy Voting Reports

(a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b) MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Vaughan Nelson Investment Management, L.P.

(VN Small-Cap Value Portfolio)

      Policy

      Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.

Approach

      Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

      Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on our part, or casting the vote as indicated by Institutional Shareholder Services, “ISS”, (a third-party research firm independent to Vaughan Nelson).

      Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds — whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities — whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities — where the firm does not have a basis on which to offer advice.

      In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that we believe assists in maximizing the value of a portfolio.

      Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson’s behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

Registration Statement

      This SAI and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid -range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

PACIFIC SELECT FUND

Part C: OTHER INFORMATION

     Item 23. Exhibits

(a)(1)	Agreement and Declaration of Trust[3]

(a)(2)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – I-Net Tollkeeper[6]

(a)(3)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Focused 30 and Strategic Value[6]

(a)(4)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Bond and Income[7]

(a)(5)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[7]

(a)(6)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Large-Cap Core[8]

(a)(7)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Equity Income and Research[8]

(a)(8)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity, International Value and Inflation Managed[11]

(a)(9)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Real Estate[11]

(a)(10)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Main Street Core, Short Duration Bond, Small Cap–Value and Comstock[14]

(a)(11)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Telecommunications, Global Growth and Research[18]

(a)(12)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity[19]

(a)(13)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income

(a)(14)	Form of Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – I-Net Tollkeeper[20]

(a)(15)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Aggressive Growth

(b)	By-Laws[20]

(c)	Instruments Defining Rights of Holders of Securities[1]

(d)(1)	Portfolio Management Agreement – Janus Capital Management LLC[11]

(d)(2)	Portfolio Management Agreement – Van Kampen[15]

(d)(3)	Portfolio Management Agreement – Goldman Sachs Asset Management, L.P.[14]

(d)(4)	Portfolio Management Agreement – Pacific Investment Management Company LLC[15]

(d)(5)	Portfolio Management Agreement – Salomon Brothers Asset Management Inc[15]

(d)(6)	Portfolio Management Agreement – Lazard Asset Management[15]

(d)(7)	Portfolio Management Agreement – Capital Guardian Trust Company[3]

(d)(8)	Portfolio Management Agreement – Mercury Advisors[3]

(d)(9)	Portfolio Management Agreement – AIM Capital Management, Inc.[7]

(d)(10)	Portfolio Management Agreement – INVESCO Institutional (N.A.), Inc.[7]

(d)(11)	Portfolio Management Agreement – MFS Investment Management[7]

(d)(12)	Portfolio Management Agreement – Lazard Asset Management[7]

(d)(13)	Amendment to Portfolio Management Agreement – Pacific Investment Management Company LLC[20]

(d)(14)	Portfolio Management Agreement – Putnam Investment Management, LLC[9]

(d)(15)	Portfolio Management Agreement – OppenheimerFunds, Inc.[14]

(d)(16)	Portfolio Management Agreement – NFJ Investment Group L.P. (“NFJ”)[14]

(d)(17)	Form of Fee Schedule to Portfolio Management Agreement – AIM Capital Management, Inc.

(d)(18)	Form of Fee Schedule to Portfolio Management Agreement – Goldman Sachs Asset Management, L.P.[20]

(d)(19)	Fee Schedule to Portfolio Management Agreement – Invesco Institutional (N.A.), Inc.[18]

(d)(20)	Fee Schedule to Portfolio Management Agreement – Lazard Asset Management LLC[17]

(d)(21)	Fee Schedule to Portfolio Management Agreement – Lazard Asset Management LLC[17]

(d)(22)	Fee Schedule to Portfolio Management Agreement – MFS Investment Management[19]

(d)(23)	Amended and Restated Investment Advisory Agreement[20]

(d)(24)	Notice of and Consent to Assignment of Sub-Advisory Agreement – INVESCO Institutional (N.A.), Inc.[19]

(d)(25)	Amendment to Portfolio Management Agreement – AIM Capital Management, Inc.[20]

(d)(26)	Amendment to Portfolio Management Agreement – Capital Guardian Trust Company[20]

(d)(27)	Amendment to Portfolio Management Agreement – Janus Capital Management LLC[20]

(d)(28)	Amendment to Portfolio Management Agreement – Mercury Advisors[20]

(d)(29)	Amendment to Portfolio Management Agreement – OppenheimerFunds, Inc.[20]

(d)(30)	Amendment to Portfolio Management Agreement – Salomon Brothers Asset Management Inc[20]

(d)(31)	Schedule A to Advisory Agreement - VN Small-Cap Value, American Funds Growth and American Funds Growth-Income

(d)(32)	Advisory Fee Waiver Agreement - American Funds Growth and American Funds Growth-Income

(d)(33)	Master Feeder Addendum to the Amended and Restated Advisory Agreement

(d)(34)	Fee Schedule to Portfolio Management Agreement - Capital Guardian Trust Company

(d)(35)	Form of Amendment to Portfolio Management Agreement – NFJ

(d)(36)	Form of Advisory Fee Reduction Agreement

(d)(37)	Form of Notice of and Consent to Assignment of Sub-Advisory Agreement – Lazard Asset Management

(d)(38)	Addendum to Advisory Agreement – Small-Cap Equity

(d)(39)	Form of Fee Schedule to Portfolio Management Agreement – Janus Capital Management LLC

(d)(40)	Draft Portfolio Management Agreement – Columbia Management Advisors, Inc.

(d)(41)	Draft Portfolio Management Agreement – Jennison Associates

(d)(42)	Draft Portfolio Management Agreement – Neuberger Berman Management Inc.

(d)(43)	Draft Portfolio Management Agreement – Vaughan Nelson Investment Management, L.P.

(e)(1)	Distribution Agreement[3]

(e)(2)	Addendum to Distribution Agreement – I-Net Tollkeeper[4]

(e)(3)	Addendum to Distribution Agreement – Focused 30 and Strategic Value[6]

(e)(4)	Exhibit A to Distribution Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[7]

(e)(5)	Exhibit A to Distribution Agreement – Equity Income and Research[9]

(e)(6)	Exhibit A to Distribution Agreement[12]

(e)(7)	Exhibit A to Distribution Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[14]

(e)(8)	Exhibit A to Distribution Agreement – Telecommunications, Global Growth, and Research[16]

(e)(9)	Exhibit A to Distribution Agreement – Small-Cap Equity[20]

(e)(10)	Exhibit A to Distribution Agreement – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income

(f)(1)	Amended and Restated Trustees’ Deferred Compensation Plan – 2004[20]

(f)(2)	Trustees’ Deferred Compensation Plan – 2005[20]

(g)(1)	Custody and Investment Accounting Agreement[12]

(g)(2)	Exhibit A to Custody and Investment Accounting Agreement – Equity Income and Research[11]

(g)(3)	Amendment to Custody and Investment Accounting Agreement[15]

(g)(4)	Exhibit A to Custody Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[14]

(g)(5)	Exhibit A to Custody Agreement – Telecommunications, Global Growth and Research[17]

(g)(6)	Exhibit A to Custody Agreement – Small-Cap Equity[20]

(g)(7)	Form of Exhibit A to Custody Agreement – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[20]

(h)(1)	Agency Agreement with Addendums – Growth LT, Equity and Bond and Income[1]

(h)(2)	Participation Agreement[4]

(h)(3)	Agreement for Support Services[2]

(h)(4)	Addendum to Agency Agreement – Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT[16]

(h)(5)	Addendum to Agency Agreement – International Large-Cap and Diversified Research[3]

(h)(6)	Addendum to Agency Agreement – I-Net Tollkeeper[4]

(h)(7)	Addendum to Participation Agreement – I-Net Tollkeeper[4]

(h)(8)	Addendum to Agency Agreement – Focused 30 and Strategic Value[6]

(h)(9)	Addendum to Participation Agreement – Focused 30 and Strategic Value[6]

(h)(10)	Schedule of Portfolios to Agency Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[7]

(h)(11)	Addendum to Participation Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[7]

(h)(12)	Expense Limitation Agreement[6]

(h)(13)	Amendment to Expense Limitation Agreement – Strategic Value and Focused 30[6]

(h)(14)	Schedule A to Expense Limitation Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[7]

(h)(15)	Schedule of Portfolios to Agency Agreement – Equity Income and Research[9]

(h)(16)	Addendum to Participation Agreement – Equity Income and Research[9]

(h)(17)	Amendment to Expense Limitation Agreement – Equity Income and Research[9]

(h)(18)	Amendment to Expense Limitation Agreement[12]

(h)(19)	Schedule of Portfolios to Agency Agreement – Small-Cap Value, Comstock, Main Street Core, and Short Duration Bond[14]

(h)(20)	Schedule A to Expense Limitation Agreement – Small-Cap Value, Main Street Core, Comstock, and Short Duration Bond[14]

(h)(21)	Exhibit B to Participation Agreement – Small-Cap Value, Main Street Core, Comstock, and Short Duration Bond[14]

(h)(22)	Schedule A to Expense Limitation Agreement – Telecommunications, Global Growth and Research[17]

(h)(23)	Schedule of Portfolios to Agency Agreement – Telecommunications, Global Growth, and Research[17]

(h)(24)	Exhibit B to Participation Agreement – Telecommunications, Global Growth, and Research[17]

(h)(25)	Addendum to Agency Agreement – Emerging Markets and Aggressive Equity[16]

(h)(26)	Addendum to Agency Agreement – I-Net Tollkeeper[16]

(h)(27)	Amendment to Expense Limitation Agreement[16]

(h)(28)	Exhibit B to Participation Agreement – Small-Cap Equity[20]

(h)(29)	Schedule of Portfolios to Agency Agreement – Small-Cap Equity[20]

(h)(30)	Schedule A to Expense Limitation Agreement – Small-Cap Equity[20]

(h)(31)	Form of Amended and Restated Agreement for Administration and Support Services[19]

(h)(32)	Service Agreement[19]

(h)(33)	Form of Schedule A to Expense Limitation Agreement – VN Small-Cap Value and American Funds Growth[20]

(h)(34)	Schedule of Portfolios to Agency Agreement

(h)(35)	Fund Participation Agreement – Pacific Life

(h)(36)	Expense Limitation Agreement – American Funds Growth-Income

(h)(37)	Exhibit A to Participation Agreement-Addition of Separate Account[20]

(h)(38)	Exhibit B to Participation Agreement – VN Small Cap Value American Funds Growth and American Funds Growth Income

(h)(39)	Fund Participation Agreement – Pacific Life & Annuity

(h)(40)	Form of Schedule A Services Agreement

(i)	Opinion and Consent of Counsel[1]

(j)	Consent of Independent Registered Public Accounting Firm

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)(1)	Code of Ethics – Pacific Select Fund[19]

(p)(2)	Code of Ethics – Capital Guardian Trust Company

(p)(3)	Code of Ethics – Goldman Sachs Asset Management, L.P.[12]

(p)(4)	Code of Ethics – Janus Capital Management LLC

(p)(5)	Code of Ethics – Lazard Asset Management[19]

(p)(6)	Code of Ethics – Mercury Advisors[19]

(p)(7)	Code of Ethics – Van Kampen

(p)(8)	Code of Ethics – Pacific Investment Management Company LLC

(p)(9)	Code of Ethics – Salomon Brothers Asset Management Inc

(p)(10)	Code of Ethics – Pacific Life Insurance Company

(p)(11)	Code of Ethics – AIM Capital Management, Inc.

(p)(12)	Code of Ethics – MFS Investment Management

(p)(13)	Code of Ethics – Putnam Investment Management, LLC

(p)(14)	Code of Ethics – OppenheimerFunds, Inc.

(p)(15)	Code of Ethics – NFJ[18]

(p)(16)	Code of Ethics – Columbia Management Advisors, Inc.[20]

(p)(17)	Code of Ethics – Jennison Associates LLC

(p)(18)	Code of Ethics – Neuberger Berman Management Inc[20]

(p)(19)	Code of Ethics – Vaughn Nelson Investment Management, L.P.[20]

[1]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-96-000275 filed on February 1, 1996 and incorporated by reference herein.

[3]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

[4]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

[5]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-001495 filed on July 14, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-002163 filed on October 18, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-01-000433 filed on February 27, 2001 and incorporated by reference herein.

[8]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-01-502973 filed on October 15, 2001 and incorporated by reference herein.

[9]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-01-500980 filed on December 27, 2001 and incorporated by reference herein.

[10]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-000400 filed on March 15, 2002 and incorporated by reference herein.

[11]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-001726 filed on October 7, 2002 and incorporated by reference herein.

[12]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-02-002145 filed on December 18, 2002 and incorporated by reference herein.

[13]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-03-000155 filed on February 7, 2003 and incorporated by reference herein.

[14]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-03-001028 filed on April 30, 2003 and incorporated by reference herein.

[15]	Included in Registrant’s Form Type N1A/A, Accession No. 0001193125-03-057905 filed on October 3, 2003 and incorporated by reference herein.

[16]	Included in Registrant’s Form Type N1A/B, Accession No. 0001193125-03-095803 filed on December 17, 2003 and incorporated by reference herein.

[17]	Included in Registrant’s Form Type N1A/A, Accession No. 0000892569-04-000214 filed on February 24, 2004 and incorporated by reference herein.

[18]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-04-000515 filed on April 23, 2004 and incorporated by reference herein.

[19]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-04-000885 filed on October 15, 2004 and incorporated by reference herein.

[20]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-05-000013 filed on January 26, 2005 and incorporated by reference herein.

Item 24. Persons Controlled by or Under Common Control with the Fund

     Pacific Life Insurance Company (“Pacific Life”), on its own behalf and on behalf of its Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Pacific COLI Separate Account II of Pacific Life & Annuity Company, PL&A Separate Account I, and Pacific Corinthian Variable Account Separate Accounts (“Separate Accounts”), owns of record the outstanding shares of the Series of Registrant. Pacific Life Insurance Company will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.

Item 25. Indemnification

     Reference is made to Article V of the Registrant’s Declaration of Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of the Investment Adviser

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton	Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, (since January 1990); Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1989), Chairman (since July 1989) and Chief Executive Officer (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P. and Chairman and Trustee of Pacific Funds (since June 2001).

Pacific Life	Glenn S. Schafer	Director (since November 1994) and President (January 1995 to April 2005) and Vice Chairman (since April 2005) of Pacific Life Insurance Company; Director and President of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since January 1990) and President (since August 2001) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Former Director of: Asset Management Financial Corporation, Pacific Corinthian Life Insurance Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Former Management Board member of PIMCO Advisors L.P., Former Equity Board Member of PIMCO Advisors L.P., Trustee and President of Pacific Funds (since June 2001) and Director of Beckman Coulter, Inc. (since July 2002).

Pacific Life	David R. Carmichael	Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company (since April 1992); Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp (since August 1997); Director (since December 1993), Senior Vice President and General Counsel, (since July 1998) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director of: Association of California Health and Life Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and Director and Past President of Association of Life Insurance Counsel.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs	Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997); Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, and Secretary of Pacific Funds (since June 2001).

Pacific Life	Khanh T. Tran	Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company, Senior Vice President (February 1999 to April 2001); Vice President (November 1991 to February 1999) and Treasurer (September 1990 to December 1998) of Pacific Life Insurance Company; Executive Vice President (since April 2001) and Chief Financial Officer (since August 1997) and Senior Vice President (August 1997 to April 2001) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Asset Management Finance Corp. (since September 2004) former Director of Prandium, Inc. (April 2001 to July 2002).

Pacific Life	Edward R. Byrd	Vice President (since November 1991), Controller (since March 1993) and Chief Accounting Officer (since November 2003) of Pacific Life Insurance Company; Director (since January 1998), Vice President (since May 1999) and CFO (since July 1994 to December 2004) of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller (since August 1997) and Chief Accounting Officer (since November 2003) of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens	Vice President and Treasurer of Pacific Life Insurance Company, (since December 1998); and Assistant Vice President (October 1992 to December 1998) and Assistant Controller of Pacific Life Insurance Company (April 1994 to December 1998); Vice President and Treasurer of Pacific Mutual Holding Company and Pacific LifeCorp, (since June 1999); Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (since February 1999); and Vice President and Treasurer of Pacific Funds (since June 2001).

Pacific Life	Larry J. Card	Executive Vice President of Pacific Life Insurance Company, (since January 1995); Executive Vice President of Pacific Mutual Holding Company and Pacific LifeCorp, (since August 1997) and similar positions with various affiliated companies of Pacific Life Insurance Company.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company LLC (“PIMCO”)		Investment Adviser

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Tammie J. Arnold	Managing Director

PIMCO	Brian P. Baker	Executive Vice President (Singapore)

PIMCO	Stephen B. Beaumont	Executive Vice President

PIMCO	William R. Benz	Managing Director

PIMCO	Gregory A. Bishop	Executive Vice President

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO	Sabrina C. Callin	Executive Vice President

PIMCO	Marcia K. Clark	Senior Vice President

PIMCO	Cyrille D. Conseil	Senior Vice President

PIMCO	Douglas Cummings	Vice President

PIMCO	Wendy W. Cupps	Managing Director

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Stephanie D. Evans	Vice President

PIMCO	Teri Frisch	Senior Vice President (New York)

PIMCO	Yuri P. Garbuzov	Senior Vice President (London)

PIMCO	William H. Gross	Managing Director (EC)

PIMCO	Gordon C. Hally	Executive Vice President

PIMCO	Pasi M. Hamalainen	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	John P. Hardaway	Executive Vice President

PIMCO	Brent R. Harris, CFA	Managing Director

PIMCO	Raymond C. Hayes	Senior Vice President

PIMCO	David C. Hinman	Executive Vice President

PIMCO	Douglas M. Hodge, CFA	Managing Director (Tokyo)

PIMCO	Brent L. Holden	Managing Director (EC)

PIMCO	Dwight F. Holloway, Jr.	Executive Vice President (London)

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Margaret E. Isberg	Managing Director

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy	Managing Director

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	Steven Kirkbaumer	Senior Vice President

PIMCO	John S. Loftus	Managing Director

PIMCO	David C. Lown	Executive Vice President

PIMCO	Joseph McDevitt	Managing Director (London)

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Scott A. Mather	Managing Director (Munich)

PIMCO	Dean S. Meiling	Managing Director (Consulting)

PIMCO	Jonathan D. Moll	Executive Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	James F. Muzzy	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Thomas J. Otterbein	Executive Vice President (New York)

PIMCO	Kumar N. Palghat	Executive Vice President (Sydney)

PIMCO	Keith Perez	Senior Vice President

PIMCO	Mohan V. Phansalkar	Managing Director, Chief Legal Officer

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	David J. Pittman	Senior Vice President

PIMCO	William F. Podlich	Managing Director (Consulting)

PIMCO	William C. Powers	Managing Director (EC)

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Scott L. Roney	Executive Vice President

PIMCO	Seth R. Ruthen	Executive Vice President (New York)

PIMCO	Jeffrey M. Sargent	Executive Vice President

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	Leland T. Scholey	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Denise C. Seliga	Executive Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	William S. Thompson	Chief Executive Officer and Managing Director (EC)

PIMCO	Richard E. Tyson	Senior Vice President (Munich)

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Richard M. Weil	Chief Operating Officer, Managing Director (EC)

PIMCO	George H. Wood	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	David Young	Senior Vice President (London)

PIMCO	Changhong Zhu	Executive Vice President

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	John Norris	Vice President (New York)

PIMCO	Bradley W. Paulson	Executive Vice President (Tokyo)

PIMCO	Paul W. Reisz	Vice President

PIMCO	Ivor E. Schucking	Executive Vice President (Munich)

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Lew W. Jacobs	Executive Vice President (Munich)

PIMCO	Susan L. Wilson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Daniel J. Ivascyn	Executive Vice President

PIMCO	Henrik P. Larsen	Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	Joseph A. Fournier	Vice President (Singapore)

PIMCO	Gregory S. Grabar	Senior Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Gail Mitchell	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Terry Y. Nercessian	Vice President

PIMCO	Shigeki Okamura	Senior Vice President (Tokyo)

PIMCO	Ronald M. Reimer	Vice President

PIMCO	Yiannis Repoulis	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Jason R. Rosiak	Senior Vice President

PIMCO	Timothy L. Shaler	Senior Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Paul A. McCulley	Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Emanuele Ravano	Executive Vice President (London)

PIMCO	W. Scott Simon	Managing Director

PIMCO	Makoto Takano	Executive Vice President (Tokyo)

PIMCO	Charles C. Wyman	Executive Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Stephen S. Goldman	Senior Vice President (London)

PIMCO	Peter L. Lindgren	Senior Vice President (London)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Tomoya Masanao	Executive Vice President (Tokyo)

PIMCO	Akinori Matsui	Senior Vice President (Tokyo)

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	Mark Porterfield	Senior Vice President

PIMCO	Mark B.M. van Heel	Senior Vice President (London)

PIMCO	Nicolette Beyer	Vice President (London)

PIMCO	Erik C. Brown	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Birgitte Danielsen	Vice President (New York)

PIMCO	Jennifer E. Durham	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Kristine L. Foss	Vice President

PIMCO	Julian Foxall	Vice President (Sydney)

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Darius Gagne	Vice President

PIMCO	Robert J. Greer	Senior Vice President

PIMCO	Shailesh Gupta	Vice President

PIMCO	Kazunori Harumi	Senior Vice President (Tokyo)

PIMCO	Arthur J. Hastings	Vice President

PIMCO	James Hudson	Vice President (London)

PIMCO	James Johnstone	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Kenji Kawamura	Vice President (Tokyo)

PIMCO	Tetsuro Kondo	Vice President (Tokyo)

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Yanay Lehavi	Senior Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Masabumi Moriguchi	Vice President (Tokyo)

PIMCO	Gillian O’Connell	Vice President (London)

PIMCO	Ric Okun	Vice President

PIMCO	Evan T. Pan	Vice President (Tokyo)

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	William E. Sharp	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Mihir P. Worah	Senior Vice President

PIMCO	Michael J. Willemsen	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Laura Ahto	Senior Vice President (London)

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	PeterPaul Pardi	Senior Vice President (London)

PIMCO	Bruce Pflug	Senior Vice President

PIMCO	James A. Ramsey	Senior Vice President

PIMCO	Joshua M. Anderson	Vice President

PIMCO	William Chipp	Vice President

PIMCO	John Cummings	Vice President

PIMCO	Gregory T. Gore	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Paul Harrison	Vice President (Sydney)

PIMCO	Lori Hsu	Vice President

PIMCO	Koji Ishida	Vice President (Tokyo)

PIMCO	Elissa Johnson	Vice President (London)

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	Robert Matsuhisa	Vice President

PIMCO	Sugako Mayuzumi	Vice President (Tokyo)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Alfred Murata	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Richard Palmer	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Jeff Plein	Vice President (Tokyo)

PIMCO	Wendong Qu	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	R. Wesley Burns	President, PIMCO Funds

PIMCO	Michael Amey	Senior Vice President (London)

PIMCO	David S. Andrews	Senior Vice President

PIMCO	Michael A. Gomez	Senior Vice President

PIMCO	James F. Moore	Senior Vice President

PIMCO	Devin Sellers	Senior Vice President (New York)

PIMCO	Michael A. Burns	Vice President

PIMCO	Amit Chopra	Vice President

PIMCO	Matthew Clark	Vice President

PIMCO	James R. Clarke	Vice President

PIMCO	Robert Corley	Vice President

PIMCO	Jonathan B. Cressy	Vice President

PIMCO	Nicola A. De Lorenzo	Vice President

PIMCO	Travis Dugan	Vice President

PIMCO	Jason J. England	Vice President

PIMCO	Richard F. Fulford	Vice President (London)

PIMCO	Linda J. Gould	Vice President

PIMCO	Andrew A Grijns	Vice President

PIMCO	Sachin Gupta	Vice President (Singapore)

PIMCO	Jeffrey Helsing	Vice President

PIMCO	J. Stephen King, Jr.	Vice President

PIMCO	Stephanie King	Vice President

PIMCO	John J. Loh	Vice President

PIMCO	Nick Maroutsos	Vice President (Sydney)

PIMCO	Murphy McCann	Vice President

PIMCO	Ramakrishnan Nambimadom	Vice President

PIMCO	Alfonso A. Portillo	Vice President

PIMCO	Donna Riley	Vice President

PIMCO	Toru Sejima	Vice President

PIMCO	James Shen	Vice President (Singapore)

PIMCO	Julie M. Shepherd	Vice President

PIMCO	Jennifer N. Spicijaric	Vice President

PIMCO	Bransby M. Whitton	Vice President

PIMCO	Dylan H. Windham	Vice President

PIMCO	Tamara Lynn Witham	Vice President (New York)

PIMCO	Shinichi Yamamoto	Vice President

PIMCO	Steven Nicholls	Senior Vice President (London)

PIMCO	Arthur Y.D. Ong	Senior Vice President

PIMCO	Peter I. Bentley	Vice President (London)

PIMCO	Stephen E. Reynolds	Vice President

PIMCO	Yoichi Takechi	Vice President (Tokyo)

PIMCO	Walter Yu	Vice President

PIMCO	Davida Milo	Senior Vice President

PIMCO	Peter Paul Pardi	Senior Vice President (London)

PIMCO	Charles A. Williams, III	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company		Investment Advisor

Capital Guardian Trust Company	Andrew F. Barth	Director and President, Capital Guardian Trust Company; Director, The Capital Group Companies; Director, President and Research Director, Capital International Research, Inc. Formerly, Director, Capital Research and Management Company; and Director and President, Capital Guardian Research Company.

Capital Guardian Trust Company	Michael D. Beckman	Director and Senior Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies, and Capital Guardian Trust Company of Nevada; Director and President, Capital International Asset Management, Inc.; Director, President and Treasurer, Capital International Financial Services, Inc.; Chief Financial Officer and Secretary, Capital International Asset Management (Canada), Inc.; Senior Vice President, Capital Group International, Inc. Formerly, Treasurer, Capital Guardian (Canada), Inc., Capital Guardian Research Company and Capital International Asset Management, Inc.

Capital Guardian Trust Company	Michael A. Burik	Senior Vice President and Senior Counsel, Capital Guardian Trust Company and Capital International, Inc.; and Vice President and Secretary, Capital International Financial Services, Inc.

Capital Guardian Trust Company	Elizabeth A. Burns	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Scott M. Duncan	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	John B. Emerson	Senior Vice President, Capital Guardian Trust Company; Director and President, Capital Guardian Trust Company, a Nevada Corporation. Formerly, Executive Vice President, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael R. Ericksen	Director and Senior Vice President, Capital Guardian Trust Company; Director and President, Capital International Limited. Formerly, Senior Vice President of Capital International Limited.

Capital Guardian Trust Company	Michael A. Felix	Senior Vice President and Treasurer, Capital Guardian Trust Company; Capital Guardian (Canada), Inc.; Director and Senior Vice President, Capital International, Inc. Formerly, Vice President, Capital Guardian Trust Company; Director, Capital International, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	David I. Fisher	Director and Chairman, Capital Guardian Trust Company; Director and Vice Chairman, Capital International, Inc. and Capital International Limited; Director and Chairman, Capital Group International, Inc.; Director and President, Capital International Limited (Bermuda); Director, The Capital Group Companies, Inc., Capital International Research, Inc., and Capital Group Research, Inc. Formerly, Director and Vice Chairman Capital International K.K.; and Director, Capital Research and Management Company

Capital Guardian Trust Company	Clive N. Gershon	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Frederick M. Hughes, Jr	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. Humphrey	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	William H. Hurt	Senior Vice President, Capital Guardian Trust Company; Director and Chairman, Capital Guardian Trust Company, a Nevada Corporation and Capital Strategy Research, Inc. Formerly, Director, Capital Guardian Trust Company.

Capital Guardian Trust Company	Peter C. Kelly	Director, Senior Vice President and Senior Counsel, Capital Guardian Trust Company; Director, Senior Vice President, Senior Counsel and Secretary, Capital International, Inc.; Director Capital International Emerging Markets Fund; Secretary, Capital Group International, Inc.

Capital Guardian Trust Company	Charles A. King	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Lianne K. Koeberle	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Nancy J. Kyle	Director and Vice Chair, Capital Guardian Trust Company; Director and President, Capital Guardian (Canada), Inc.; Formerly, Senior Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	Karin L. Larson	Director, Capital Guardian Trust Company; Director, Chairperson, and President Capital Group Research, Inc., Director and Chairperson, Capital International Research, Inc. Formerly, Director and Chairperson, Capital Guardian Research Company; Director, The Capital Group Companies, Inc.,

Capital Guardian Trust Company	James R. Mulally	Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Limited.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Shelby Notkin	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael E. Nyeholt	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. O’Hern	Senior Vice President, Capital Guardian Trust Company, Capital International Limited; and Capital International, Inc.

Capital Guardian Trust Company	Jeffrey C. Paster	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Jason M. Pilalas	Director, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc.

Capital Guardian Trust Company	Paula B. Pretlow	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	George L. Romine, Jr.	Senior Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	Robert Ronus	Director and Vice Chairman, Capital Guardian Trust Company; Director and Chairman, Capital Guardian (Canada), Inc., Director and Non-Executive Chairman, The Capital Group Companies, Inc.; Director, Capital Group International, Inc.; Senior Vice President, Capital International, Inc., Capital International Limited and Capital International S.A.; Formerly, President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Theodore R. Samuels	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Lionel A. Sauvage	Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International, Inc.; Director, Capital International Research, Inc.

Capital Guardian Trust Company	John H. Seiter	Director and Executive Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies.

Capital Guardian Trust Company	Karen L. Sexton	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Lawrence R. Solomon	Director and Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc.; and Director, Capital Management Services, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Eugene P. Stein	Director and Vice Chairman, Capital Guardian Trust Company; Director, The Capital Group Companies, Inc. Formerly, Executive Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Andrew P. Stenovec	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Jill A. Sumiyasu	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Phillip A. Swan	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Shaw B. Wagener	Director, Capital Guardian Trust Company, The Capital Group Companies, Inc., and Capital International Management Company S.A.; Director and Chairman, Capital International, Inc.; Director and Senior Vice President, Capital Group International, Inc. Formerly, President of Capital International, Inc.

Capital Guardian Trust Company	Eugene M. Waldron	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Alan J. Wilson	Director and Vice President, Capital Guardian Trust Company; Director, Executive Vice President and Research Director – U.S., Capital International Research, Inc. Formerly, Senior Vice President, Capital International Research, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	John H. Blyner	Senior Vice President, Chief Corporate Affairs Officer, and Secretary

Janus Capital Management LLC	Steven L. Scheid	Chief Executive Officer

Janus Capital Management LLC	Loren M. Starr	Senior Vice President and Chief Financial Officer

Janus Capital Management LLC	James P. Goff	Vice President and Director of Research

Janus Capital Management LLC	Lars Olof Soderberg	Executive Vice President and Managing Director of Institutional Services

Janus Capital Management LLC	Robin C. Beery	Senior Vice President and Chief Marketing Officer

Janus Capital Management LLC	Girard C. Miller	Executive Vice President and Chief Operating Officer

Janus Capital Management LLC	Kelley A. Howes	Senior Vice President and General Counsel

Janus Capital Management LLC	Gary D. Black	Chief Investment Officer and President

Janus Capital Management LLC	John Zimmerman	Senior Vice President of Institutional Services

Janus Capital Management LLC	Dominic Martello	Senior Vice President

Janus Capital Management LLC	Eric Gerth	Senior Vice President, Managing Director of Janus Global Adviser

Janus Capital Management LLC	Jane C. Ingalls	Senior Vice President of Corporate Communications

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Mitchell M. Merin	President and Chief Operating Officer

Van Kampen	Ronald E. Robison	Managing Director and Chief Global Operations Officer

Van Kampen	Joseph J. McAlinden	Managing Director and Chief Investment Officer

Van Kampen	Rajesh K. Gupta	Managing Director and Chief Administrative Officer–Investments

Van Kampen	Barry Fink	General Counsel and Managing Director

Van Kampen	Alexander C. Frank	Managing Director and Treasurer

Van Kampen	Carsten Otto	Executive Director and U.S. Director of Compliance

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard J. Gnodde	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Scott B. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John F.W. Rogers	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Alan M Cohen	Global Head of Compliance and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Edward C. Forst	Managing Director

Goldman Sachs Asset Management	Robert S. Kaplan	Managing Director

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director

Goldman Sachs Asset Management	David M. Solomon	Managing Director

Goldman Sachs Asset Management	Esta Stecher	General Counsel and Managing Director

Goldman Sachs Asset Management	David A. Viniar	Managing Director

Goldman Sachs Asset Management	John S. Weinberg	Managing Director

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director

Goldman Sachs Asset Management	Jon Winkelried	Managing Director

Goldman Sachs Asset Management	Mario Draghi	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

NFJ Investment Group LP (NFJ)		Investment Advisor

NFJ	Ben J. Fischer	CFA-Managing Director, NFJ

NFJ	John L. Johnson	CFA-Managing Director, NFJ

NFJ	Chris Najork	CFA-Managing Director, NFJ

NFJ	Paul A. Magnuson	Managing Director, NFJ

NFJ	E. Clifton Hoover Jr.,	CFA-Managing Director, NFJ

NFJ	Jeffrey S. Partenheimer	CFA-Managing Director, NFJ

NFJ	Barbara R. Claussen	Managing Director, NFJ

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Peter J. Wilby	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Jeffrey S. Scott	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Member of the Board of Directors, Salomon Brothers Asset Management

Salomon Brothers Asset Management	Michael Even	Member of the Board of Directors, Salomon Brothers Asset Management

Lazard Asset Management LLC (“Lazard”)

Lazard	Ashish Bhutani	Chief Executive Officer.
Mr. Bhutani is Chief Executive Officer of Lazard Asset Management. He has been working in the industry since 1985. Prior to joining Lazard in 2003, he was a Co-Chief Executive Officer, North America, of Dresdner Kleinwort Wasserstein. He was a member of its Global Corporate and Markets Board, as well as its Global Executive Committee. Before 2001, he was a Deputy Chairman of Wasserstein, Perella Group and the Chief Executive Officer of Wasserstein Perella Securities (where he ran all its sales and trading activity). Prior to 1989, Mr. Bhutani worked as a Vice President in Salomon Brothers’ Fixed Income department. He holds an MBA in International Business and Finance from Pace University, and a BA in Psychology and an AA in Business from Concordia College.

Lazard	Charles Carroll	Deputy Chairman, Global Marketing.
Charles Carroll is a Deputy Chairman of Lazard Asset Management LLC, in charge of Global Marketing. Mr. Carroll joined Lazard in 1993. Previously Mr. Carroll was First Vice President and Consulting Services Director with Shearson Lehman Brothers and was instrumental in training Financial Consultants as well as managing institutional account relationships. Prior to that, he was Vice President and National Product Manager with Shearson Asset Management in New York City. He has been in the industry since 1987. Mr. Carroll attended the University of Utah.

Lazard	Andrew Lacey	Deputy Chairman, U.S. and Global Products.
Mr. Lacey is a Deputy Chairman of Lazard Asset Management for U.S. and Global products. He is also a portfolio manager on Lazard’s U.S. Equity, U.S. Mid Cap, U.S. Strategic, and U.S. Equity Select products. Prior to becoming a full-time member of Lazard’s equity team in 1996, Mr. Lacey worked part-time at Lazard from 1995-1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Lazard	John R. Reinsberg	Deputy Chairman, International and Global Products.
Mr. Reinsberg is a Deputy Chairman of Lazard Asset Management responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1991, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

Lazard	Robert P. DeConcini	Chairman USA.
Mr. DeConcini is Chairman for the U.S. of Lazard Asset Management. He has been working in the investment field since 1982. Prior to joining Lazard in 1989, he was a vice president with M.D.S. Associates. Mr. DeConcini has a BA from Villanova University.

Lazard	Gabrielle Boyle	Senior Managing Director, Portfolio Manager.
Ms. Boyle is a Senior Managing Director of Lazard. She is a Portfolio Manager on Lazard’s International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a M.A. in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Lazard	Michael P. Charlton	Senior Managing Director.
Mr. Charlton is a Senior Managing Director of Lazard Asset Management and is responsible for Lazard’s Institutional Client Service/Marketing and Consultant Relations efforts. He has been working in the investment field since 1989. Prior to joining Lazard in 1991, Mr. Charlton was with Bankers Trust Company in their Global Fiduciary Services area. Mr. Charlton has a BA from Wesleyan University.

Lazard	Andreas Hüebner	Senior Managing Director.
Mr. Hüebner is a Senior Managing Director of Lazard Asset Management (Deutschland) GmbH in Frankfurt. Mr. Hüebner specializes in Marketing and Client Servicing. Prior to joining Lazard in 1999, Mr. Hüebner was a Managing Partner with Schröder Münchmeyer Hengst & Co. and DG Bank Frankfurt. Mr. Hüebner has 17 years of investment experience. He is fluent in both German and English and is a member of the International Bankers Forum (IBF) and of the Frankfurter Finanz-Forum (FFF).

Lazard	Jeffrey Kigner	Senior Managing Director.
Jeffrey Kigner is a Senior Managing Director of Lazard Asset Management and is primarily responsible for U.S Equity management and overseeing the day-to-day operations of the U.S. equity investment team. Prior to joining Lazard in 2001, he served as Chief Investment Officer and Co-Chairman of John A. Levin & Co. Mr. Kigner holds an MBA as well as an undergraduate degree in Economics and Finance from New York University, and has been working in the investment field since 1983.

Lazard	Robert Prugue	Senior Managing Director, Senior Executive.
Robert Prugue is a Senior Managing Director of Lazard, a senior executive of Australian operations for Lazard Asset Management Pacific Co. (Lazard), and a Director of Lazard Japan Asset Management (LJAM). He has been working in the investment field since 1987. Prior to joining Lazard in December 2002, he was a director and Head of Research for van Eyk Research. He has also worked for the National Association of Securities Dealers in Washington DC, AMP Society, and Axiom Funds Management. He has an M.A. from Exeter University and a B.A. from the University of Maryland. He speaks English, Spanish, French, Italian, and Portuguese.

Lazard	Michael S. Rome	Senior Managing Director.
Mr. Rome is a Senior Managing Director of Lazard Asset Management where he is responsible for the alternative investments business and Portfolio Manager of the Lazard Global Opportunities Funds. He is also a Member of the Board of Lazard Alternative Strategies Fund, LLC and President and Director of Lazard Diversified Strategies Fund PLC. He has been in the investment industry since 1981. During his tenure at Lazard, Michael Rome was responsible for the day-to-day oversight of Lazard’s U.S. Equities from 1991-1999. Prior to joining the Firm in 1991, he served as Senior Vice President with Mark Partners, a long/short U.S. hedge fund. Prior to that, Mr. Rome was research liaison at Goldman, Sachs & Co. where his clients represented a broad range of investors. He holds a BA from the University of Rochester and an MBA from Cornell University.

Lazard	Bill Smith	Senior Managing Director, CEO of Lazard Asset Management, Ltd.
Mr. Smith is a Senior Managing Director and the Chief Executive Officer of Lazard Asset Management, Limited in London. He has been working in the investment field since 1977. Prior to joining Lazard in 2002, Mr. Smith served as a Managing Director of ABN AMRO. Previously, he had been associated with Barclays Bank, Prudential Bache, and Standard Life. He has a BSc from Heriot Watt University, Edinburgh.

Lazard	Michael A. Bennett	Managing Director, Portfolio Manager.
Mr. Bennett is a Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago’s Graduate School of Business and a BS from New York University.

Lazard	Christopher Blake	Managing Director, Portfolio Manager/Analyst.
Mr. Blake is a Managing Director of Lazard Asset Management LLC. He is a Portfolio Manager/Analyst for the Lazard Mid Cap and Strategic Equity portfolios. He joined the firm in 1995 and has a BSBA in Finance from the University of Denver.

Lazard	Nick Bratt	Managing Director, Portfolio Manager.
Mr. Bratt is a Managing Director of Lazard Asset Management and a Portfolio Manager for the Global Thematic Equity product. He began working in the investment field in 1973. Prior to joining Lazard in 2003, Mr. Bratt served in various capacities at Scudder/Deutsche Asset Management, including Head of International Portfolio Management, Head of the Global Equity Group, and Global Chief Investment Officer. His last position at Scudder/Deutsche Asset Management was Director of Global Products. Mr. Bratt attended Columbia University on a Fulbright scholarship, and holds a BA in Politics & Philosophy and Economics from St. John’s College of Oxford University. He is Director of the Korea Society, and an Advisory Director of Maison Francaise. He is fluent in French and reads German.

Lazard	Charles Burgdorf	Managing Director.
Mr. Burgdorf is a Managing Director of Lazard Asset Management and is primarily responsible for the Third Party Distribution Group. Mr. Burgdorf began working in the investment field in 1988. Prior to joining Lazard in January of 1997, Mr. Burgdorf was affiliated with Fred Alger Management, Inc. and Bull & Bear Group, Inc. He has a B.S. in Business Administration and Finance from the University of South Carolina.

Lazard	David Cleary, CFA	Managing Director.
Mr. Cleary is a Managing Director of Lazard, and is currently responsible for the management of the firm’s Private Client Group. Before joining that group, Mr. Cleary spent nine years as a fixed income portfolio manager for the firm. Prior to joining Lazard in 1994, Mr. Cleary was affiliated with Union Bank of Switzerland as a portfolio manager, and IBJ Schroder Bank & Trust as an assistant treasurer. He has a B.S. from Cornell University. Mr. Cleary began working in the investment field in 1987.

Lazard	Melissa Cook, CFA	Managing Director, Equity Research.
Ms. Cook manages the global research platform that supports Lazard’s worldwide equity products in her role as Director of Research. Ms. Cook has been working in the investment field since 1986. Prior to joining Lazard in 2002, she was a Managing Director and Associate Director of Research at Prudential Securities. Before moving into her management role, Ms. Cook spent seven years as a Senior Equity Analyst covering broadcasting, cable, entertainment, and publishing industries at Prudential. Previous to joining Prudential in 1991, Ms. Cook worked as an equity analyst at Barclays de Zoete Wedd and Drexel Burnham Lambert. She received a MBA from the Stern School of Business at New York University and a BA from Dartmouth College.

Lazard	Kun Deng, CFA	Managing Director, Portfolio Manager.
Mr. Deng is a Managing Director of Lazard Asset Management LLC and a Portfolio Manager. He began working in the investment field in 1994. Prior to joining Lazard in 1997, he was a senior analyst at Newgate Investment Management. His other past affiliations include adjunct faculty at Hofstra University and China’s Ministry of Finance. Mr. Deng received an MIA from Columbia University and an MA from Beijing University. He has also completed his Ph.D. coursework at New York University. Mr. Deng speaks Chinese and French.

Lazard	Gabriella Dixon, CFA	Managing Director, Research Analyst.
Ms. Dixon is a Managing Director of Lazard Asset Management LLC, and a Research Analyst on the Financials equity sector team. She began her investment experience upon joining the firm in 1990, and has held several positions at Lazard. She received a BA with Honors from Wesleyan University. Ms. Dixon is fluent in French and Italian.

Lazard	James Donald, CFA	Managing Director, Portfolio Manager/Analyst.
Mr. Donald is a Managing Director of Lazard Asset Management LLC. In addition to his duties as a Portfolio Manager/Analyst he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a HBA from University of Western Ontario. He is fluent in French and Spanish.

Lazard	Peter C. Hunsberger	Managing Director, Research Analyst.
Mr. Hunsberger is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (energy sector). Mr. Hunsberger began working in the investment field in 1978. Prior to joining Lazard in 1991, he served as Director of Research at John S. Herold, Inc. Previously, he was associated with Hunt Oil Company as a senior geologist. Mr. Hunsberger received a MBA from Houston Baptist University and a BA from Middlebury College.

Lazard	Carmine Lizza	Managing Director, Chief Information Officer.
Mr. Lizza is a Managing Director and Chief Information of Officer of Lazard Asset Management. He began working in the investment field in 1986. Prior to joining Lazard in 1999, he was a Managing Director at Bankers Trust, and formerly held senior positions at Alliance Capital and Bankers Trust. Earlier in his career he worked at Lear Siegler Avionics. Mr. Lizza has a MBA from Columbia University and a Bachelors of Engineering in Electrical Engineering and Computer Science from Stevens Institute of Technology.

Lazard	Gerald Mazzari	Managing Director and Chief Operating Officer.
Mr. Mazzari is a Managing Director and Chief Operating Officer of Lazard Asset Management. He began working in the investment field in 1978. Prior to joining Lazard in 1996, he was an Executive Vice President for Smith New Court, Inc. and a Chief Financial Officer with Carl Marks & Co. Previously, Mr. Mazzari was an Audit Partner at Oppenheim, Appel, Dixon & Co. He has an MBAfrom Adelphi University and a BS in biology from Syracuse University.

Lazard	Efrem Meretab	Managing Director, Research Analyst.
Mr. Meretab is a Managing Director of Lazard Asset Management LLC and a Research Analyst. He began his investment experience upon joining the firm in 1994. Prior to joining Lazard, Mr. Meretab was affiliated with AT&T Bell Laboratories, and associated with Conoco Inc. as a senior research geo-physicist. Mr. Meretab received a Ph.D. from the University of Illinois and a BS from Haverford College. He is fluent in Tigringa and Amharic.

Lazard	Nathan Paul	Managing Director, General Counsel.
Mr. Paul is a Managing Director of Lazard Asset Management, and serves as the Firm’s General Counsel. He began working in the investment field when he joined Lazard, in 2000. Previously, Mr. Paul had worked as an associate with the firm of Schulte Roth & Zabel LLP. Mr. Paul graduated from Cardozo Law School as a Juris Doctor. He is a member of the New York and New Jersey state bar associations, and speaks Hebrew.

Lazard	Michael Powers	Managing Director, Portfolio Manager.
Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

Lazard	John Reese	Managing Director.
Mr. Reese is a Limited Managing Director of Lazard Asset Management and is primarily responsible for private clients investment management. Prior to joining Lazard, Mr. Reese worked for Wood, Struthers & Winthrop where he served in the Management Corporation, as the President, the Director, and the CEO. Mr. Reese is a member of the New York Society of Security Analysts. He received a MBA from the Wharton School of Finance at the University of Pennsylvania and a BA from the University of Pennsylvania. He began working in the investment field in 1968.

Lazard	Robert Rowland	Managing Director.
Mr. Rowland joined Lazard Asset Management Limited in December 2003, and is responsible for managing Lazard’s European Explorer hedge funds. Robert previously served as a Partner of Soros Funds Limited where he managed European Equities for the Quantum Endowment Fund. In a prior position, he worked for Odey Asset Management as a Fund Manager for the Grosvenor Fund. Robert began working in the investment industry in 1988 and is based in London.

Lazard	Ulrich Schweiger	Managing Director, Portfolio Manager
Mr. Schweiger is a Managing Director of Lazard Asset Management GmbH in Frankfurt and a portfolio manager. He began working in the investment field in 1984. Prior to joining Lazard, Mr. Schweiger was affiliated with Schröder Münchmeyer Hengst Investment, Société Générale and Dresdner Bank. He has a degree in Business Administration from the Westfaelische-Wilhelms-Universitaet in Muenster, Germany. He is a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA). Mr. Schweiger is a native German speaker, and he is also fluent in French and English.

Lazard	Darrin Sokol	Managing Director, Trader.
Mr. Sokol is co-Director of the Equity Trading group. Prior to joining Lazard Asset Management in New York in 2001, Mr. Sokol was a Partner and Senior Equities Trader at Omega Advisors Inc. He began working in the investment field in 1991. Mr. Sokol has both his Series 7 and 3 certifications.

Lazard	Ronald Temple, CFA	Managing Director, Research Analyst.
Mr. Temple is a Managing Director of Lazard Asset Management LLC and a research analyst on the Global Equity Research Platform (financials sector). He began working in the investment field in 1991. Prior to joining Lazard in 2001, Mr. Temple held positions with Deutsche Asset Management and Deutsche Bank Americas in New York, Deutsche Bank Asia/Pacific in Singapore, Deutsche Morgan Grenfell in London, Bank of America NT & SA in San Francisco and Fleet Financial Group in Boston. Mr. Temple received a MPP from Harvard University and a BA in Economics & Public Policy from Duke University.

Lazard	Richard Tutino, CFA	Managing Director, Portfolio Manager.
Mr. Tutino is a Managing Director at Lazard Asset Management LLC and a Portfolio Manager focusing on U.S. equity products; he is also a member of the U.S. Balanced team. He has been working in the investment field since 1986. Prior to joining the firm in 1997, Mr. Tutino was associated with Thorsell, Parker Partners and Dreman Value Management. His other past affiliations include Fahnestock Asset Management and EF Hutton and Company, Inc. Mr. Tutino has a BS in finance from New York University. He is a member of the New York Society of Security Analysts.

Lazard	Markus van de Weyer	Managing Director, Portfolio Manager.
Mr. Van de Weyer is a Managing Director and Portfolio Manager with Lazard Asset Management GmbH in Frankfurt, and has been working in the investment field since 1992. Prior to joining Lazard in 1999, he was a portfolio manager/analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit- und Finanzwirtschaft. He is a native German, a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

Lazard	Tony Willis	Managing Director, Portfolio Manager/Analyst.
Tony Willis is a Managing Director of Lazard Asset Management Limited, in London and is a Portfolio Manager/Analyst on Lazard’s European equities teams. He joined the firm in July 1999 and has been working in the investment field since 1982. Previous affiliations include BZW where he became head of pan-European Research in May 1997, and oversaw the integration of that business into CSFB. He left CSFB in January 1999. Prior to that Mr. Willis worked in a number of stockbrokers’ research departments over a period of 13 years. Mr. Willis gained a degree in Philosophy, Politics and Economics from Oxford in 1982.

Lazard	Alexander E. Zagoreos	Managing Director.
Mr. Zagoreos is a Managing Director of Lazard Asset Management whose primary area of responsibility is emerging-market closed-end investment companies. He began working in the investment field in 1964. Prior to joining Lazard in 1977, he served as a Vice President, International, for Reynolds and Company. Previously he was a Vice President and an oil analyst with Model, Roland and Company, as well as an economic analyst for Esso International. He has a Master of International Affairs and a MBA from Columbia University and a BA from Columbia College.

Advisor and Governing	Name of
Board of Directors	Individual	Business and Other Connections

Mercury Advisors		Investment Advisor

Mercury Advisors	Robert C. Doll, Jr.	President & Director
President of MLIM and member of the Executive Management Committee of ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.

Mercury Advisors	Donald C. Burke	Vice President & Treasurer
First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.

Mercury Advisors	Jeffrey Hiller	Chief Compliance Officer
Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000.

Mercury Advisors	Alice A. Pellegrino	Secretary Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney with MLIM since 1997.

     AIM Capital Management, Inc. (“AIM Capital”) is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM”), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital was organized in 1986, and, together with its subsidiaries, advises or manages over 200 investment portfolios encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4 YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     The list required by this item 26 of officers and directors of AIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by AIM pursuant to the Advisers Act (SEC File No. 801-15211).

Adviser and Governing
Board of Directors	Name of Individual	Business and Other Connections

MFS Investment Management (“MFS”)		Investment Advisor

MFS	Robert C. Pozen	Chairman

MFS	Robert J. Manning	Director; Chief Executive Officer; Chief Investment Officer and President

MFS	Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution

MFS	C. James Prieur	Director

MFS	Donald A. Stewart	Director

MFS	William W. Stinson	Director

MFS	James C. Baillie	Director

MFS	Robin A. Stelmach	Executive Vice President and Chief Operating Officer

MFS	Michael W. Roberge	Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Joseph E. Lynch	Assistant Treasurer

MFS	Ronald W. Osborne	Director

MFS	William K. O’Brien	Director

MFS	Maria F. Dwyer	Executive Vice President and Chief Regulatory Officer

MFS	Jeffrey N. Carp	Senior Vice President, General Counsel and Secretary

MFS	Paul T. Kirwan	Senior Vice President and Chief Financial Officer

MFS	Michael H. Whitaker	Senior Vice President and Chief Compliance Officer

MFS	Mitchell C. Freestone	Assistant Secretary

MFS	Brian T. Hourihan	Assistant Secretary

MFS	David A. Antonelli	Senior Vice President and Chief Equity Officer

	Name	Business and Other Connections

Oppenheimer Funds, Inc. (“Oppenheimer”)		Investment Advisor

Oppenheimer	Timothy L. Abbuhl	Assistant Vice President

Oppenheimer	Robert Agan	Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante	Vice President and Secretary

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Robert Baker	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Connie Bechtolt	Assistant Vice President

Oppenheimer	Lalit Behal	Assistant Vice President

Oppenheimer	Kathleen Beichert	Vice President

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Assistant Vice President

Oppenheimer	Lowell Scott Brooks	Vice President

Oppenheimer	Richard Buckmaster	Vice President

Oppenheimer	Mark Burns	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	John Damian	Vice President

Oppenheimer	John M. Davis	Assistant Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

Oppenheimer	Randall C. Dishmon	Assistant Vice President

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Assistant Vice President

Oppenheimer	Daniel R. Engstrom	Assistant Vice President

Oppenheimer	James Robert Erven	Assistant Vice President

Oppenheimer	George R. Evans	Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	Scott T. Farrar	Vice President

Oppenheimer	Ronald H. Fielding	Senior Vice President

Oppenheimer	David Foxhoven	Assistant Vice President

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Jill E. Glazerman	Vice President

Oppenheimer	Bejamin J. Gord	Vice President

	Name	Business and Other Connections

Oppenheimer	Laura Granger	Vice President

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President

Oppenheimer	Margaret Hui	Assistant Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

Oppenheimer	Steve P. Ilnitzki	Senior Vice President

Oppenheimer	Kathleen T. Ives	Vice President and Assistant Secretary

Oppenheimer	William Jaume	Vice President

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson	Assistant Vice President

Oppenheimer	Jennifer E. Kane	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Senior Vice President

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Michael Keogh	Vice President

	Name	Business and Other Connections

Oppenheimer	Dimitrios Kourkoulakos	Vice President

Oppenheimer	Guy E. Leaf	Vice President

Oppenheimer	Christopher M. Leavy	Senior Vice President

Oppenheimer	Laura Leitzinger	Vice President

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Assistant Vice President

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Patricia Lovett	Vice President

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis	Senior Vice President

Oppenheimer	Charles L. McKenzie	Senior Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Nikolaos D. Monoyios	Vice President

	Name	Business and Other Connections

Oppenheimer	Charles Moon	Vice President

Oppenheimer	John Murphy	Chairman, President, Chief Executive Officer & Director

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President

Oppenheimer	Brian N. Reid	Assistant Vice President

Oppenheimer	Kristina Richardson	Assistant Vice President

Oppenheimer	David Robertson	Senior Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President

Oppenheimer	Andrew Ruotolo	Executive Vice President and Director

Oppenheimer	Rohit Sah	Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President

Oppenheimer	Nava Sharma	Vice President

Oppenheimer	Bonnie Sherman	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President

Oppenheimer	Enrique H. Smith	Assistant Vice President

Oppenheimer	Keith J. Spencer	Senior Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President

Oppenheimer	Arthur P. Steinmetz	Senior Vice President

Oppenheimer	John P. Stoma	Senior Vice President

Oppenheimer	Michael Stricker	Vice President

Oppenheimer	Deborah A. Sullivan	Assistant Vice President

Oppenheimer	Susan B. Switzer	Vice President

Oppenheimer	Paul Temple	Vice President

Oppenheimer	Eamon Tubridy	Assistant Vice President

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President

Oppenheimer	Maureen Van Norstrand	Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President

Oppenheimer	Teresa M. Ward	Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Senior Vice President

Oppenheimer	Catherine M. White	Assistant Vice President

Oppenheimer	William L. Wilby	Senior Vice President

	Name	Business and Other Connections

Oppenheimer	Donna M. Winn	Senior Vice President

Oppenheimer	Brian W. Wixted	Senior Vice President and Treasurer

Oppenheimer	Carol Wolf	Senior Vice President

Oppenheimer	Kurt Wolfgruber	Executive Vice President, Chief Investment Officer and Director

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

Oppenheimer	Robert G. Zack	Executive Vice President and General Counsel

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulston	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Senior Vice President

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Assistant Vice President

Oppenheimer	Tracey Lange	Vice President

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Jerry Mandzij	Assistant Vice President

Oppenheimer	LuAnn Mascia	Vice President

Oppenheimer	Elizabeth McCormack	Assistant Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Marc Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Rudi Schadt	Assistant Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Michael Sussman	Vice President

Oppenheimer	Martin Telles	Senior Vice President

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President

Oppenheimer	Lucy Zachman	Assistant Vice President

Oppenheimer	Antulio N. Bomfim	Vice President

Oppenheimer	Michelle Borre Massick	Vice President

Oppenheimer	John Boydell	Assistant Vice President

Oppenheimer	Micheal Bromberg	Assistant Vice President

Oppenheimer	Joan Brunelle	Vice President

	Name	Business and Other Connections

Oppenheimer	Geoffrey Caan	Vice President

Oppenheimer	Catherine Carroll	Assistant Vice President

Oppenheimer	Brett Clark	Assistant Vice President

Oppenheimer	Susan Cornwall	Vice President

Oppenheimer	George Curry	Vice President

Oppenheimer	J. Hayes Foster	Vice President

Oppenheimer	Hazem Gamal	Assistant Vice President

Oppenheimer	Bridget Ireland	Vice President

Oppenheimer	Charles Kandalis	Assistant Vice President

Oppenheimer	Lisa Lamentino	Vice President

Oppenheimer	Kristina Lawrence	Assistant Vice President

Oppenheimer	Randy Legg	Assistant Vice President

Oppenheimer	Dongyan Ma	Assistant Vice President

Oppenheimer	Susan Mattisinko	Vice President

Oppenheimer	John O’Hare	Vice President

Oppenheimer	Lerae A. Palumbo	Vice President

Oppenheimer	David Pfeffer	Senior Vice President and Chief Financial Officer

Oppenheimer	Jill Reiter	Assistant Vice President

Oppenheimer	Stacy Roth	Vice President

Oppenheimer	Kim Russomanno	Assistant Vice President

Oppenheimer	Jennifer Stevens	Assistant Vice President

Oppenheimer	Jeaneen Terrio	Assistant Vice President

Oppenheimer	Lisa Walsh	Assistant Vice President

Oppenheimer	Patricia Walters	Assistant Vice President

Oppenheimer	Annabel Whiting	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President

Oppenheimer	Michael Amato	Assistant Vice President

Oppenheimer	Tracey Beck Apostolopoulos	Assistant Vice President

Oppenheimer	Lizbeth Aaron-DiGiovanni	Vice President

Oppenheimer	Lisa I. Bloomberg	Vice President

Oppenheimer	Veronika Boesch	Assistant Vice President

Oppenheimer	John Bonnell	Vice President

Oppenheimer	Lisa Chaffee	Assistant Vice President

Oppenheimer	Charles Chibnik	Assistant Vice President

Oppenheimer	Brian Dvorak	Assistant Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Bradley G. Finkle	Vice President

Oppenheimer	Jordan Foster	Vice President

Oppenheimer	Seth Gelman	Vice President

Oppenheimer	Phillip S. Gillespie	Senior Vice President

Oppenheimer	Joseph Higgins	Vice President

Oppenheimer	Corry E. Hyer	Assistant Vice President

Oppenheimer	Martin S. Korn	Senior Vice President

Oppenheimer	Paul Kunz	Assistant Vice President

Oppenheimer	John W. Land	Assistant Vice President

Oppenheimer	Gayle Leavitt	Assistant Vice President

Oppenheimer	Daniel Lifshey	Assistant Vice President

Oppenheimer	Christie J. Loftus	Vice President

Oppenheimer	Mark H. Madden	Vice President

Oppenheimer	Kathleen Mandzij	Assistant Vice President

Oppenheimer	Lucienne Mercogliano	Assistant Vice President

Oppenheimer	Wayne Miao	Assistant Vice President

Oppenheimer	Jesper Nergaard	Assistant Vice President

Oppenheimer	Matthew O’Donnell	Assistant Vice President

Oppenheimer	Robert Pemble	Assistant Vice President

Oppenheimer	Lori L. Penna	Assistant Vice President

Oppenheimer	Marmeline Petion-Midy	Assistant Vice President

Oppenheimer	Scott Phillips	Vice President

Oppenheimer	Jason Pizzorusso	Assistant Vice President

Oppenheimer	David Poiesz	Senior Vice President

Oppenheimer	Jeffrey Portnoy	Assistant Vice President

Oppenheimer	David Preuss	Assistant Vice President

Oppenheimer	Timothy Ryan	Vice President

Oppenheimer	Mary Sullivan	Assistant Vice President

Oppenheimer	Philip Vottiero	Vice President

Oppenheimer	Adam Weiner	Assistant Vice President

Oppenheimer	Emeline S. Adwers	Vice President

Oppenheimer	Thomas Farrell	Assistant Vice President

Oppenheimer	Justin Leverenz	Vice President

Oppenheimer	Michael Magge	Vice President

Oppenheimer	Meaghan Murphy	Assistant Vice President

Oppenheimer	Brian Szilagyi	Assistant Vice President

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Maxine Gerson	General Counsel and Secretary NB Management; Senior Vice President and Deputy General Counsel Neuberger Berman, LLC

Neuberger Berman Management Inc	Robert Matza	President and Chief Operating Officer, Neuberger Berman, LLC; Director, NB Management since April 2000. Executive Vice President, Chief Operating Officer and Director, Neuberger Berman Inc. since January 2001.

Neuberger Berman Management Inc	Robert Conti	Senior Vice President, Neuberger Berman, LLC; Senior Vice President, NB Management since November 2000; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Brian P. Gaffney	Managing Director, Neuberger Berman, LLC since 1999, Senior Vice President, NB Management since November 2000. Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.

Neuberger Berman Management Inc	Jeffrey B. Lane	Chairman, Neuberger Berman, LLC; Director, NB Management since February 2001. Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman
Trust Company from June 1999 until November 2000.

Neuberger Berman Management Inc	Jack L. Rivkin	Executive Vice President, Neuberger Berman, LLC; Director and Chairman of NB Management. Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Neuberger Berman Dividend Advantage Fund Inc.

Name of Advisor	Name of Individual	BUSINESS AND OTHER CONNECTIONS

Neuberger Berman Management Inc	Matthew S. Stadler	Senior Vice President and Chief Financial Officer, Neuberger Berman, LLC; Senior Vice President and Chief Financial
Officer, NB Management since August 2000. Senior Vice President and Chief Financial Officer, Neuberger Berman Inc. since August 2000.

Neuberger Berman Management Inc	Philip R. Carroll	Chief Compliance Officer, NB Management; Vice President and Associate General Counsel Neuberger Berman, LLC
CCO, Neuberger Berman Income Funds; CCO, Neuberger Berman Equity Funds; CCO, Neuberger Berman Advisers Management Trust; CCO, Neuberger Berman Real Estate Income Fund Inc.; CCO, Neuberger Berman Intermediate Municipal Fund Inc.; CCO Neuberger Berman New York Intermediate Municipal Fund Inc.; CCO, Neuberger Berman California Intermediate Municipal Fund Inc.; CCO, Neuberger Berman Realty Income Fund Inc.; CCO, Neuberger Berman Income Opportunity Fund Inc.; CCO, Neuberger Berman Real Estate Securities Income Fund Inc.; CCO, Neuberger Berman Dividend Advantage Fund Inc.; CCO, Lehman Brothers /First Trust Income Opportunity Fund.

Neuberger Berman Management Inc	Peter E. Sundman	President and Director, NB Management; Executive Vice President, Neuberger Berman, LLC. Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.

     The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Columbia Management Advisors, Inc.

     The list required by Item 26 of officers and directors of Columbia Management Advisors, Inc. (“Columbia”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by Columbia pursuant to the Advisers Act (SEC File No. 801-5930).

Vaughn Nelson Investment Management, L.P.

     Vaughan Nelson, a wholly owned subsidiary of IXIS Asset Management North America, L.P., acts as sub adviser to Registrant’s VN Small Cap Value Portfolio and provides investment advice to a number of other registered investment companies and to other organizations and individuals.

     Certain directors of Vaughan Nelson also serve in director and officer capacities for other affiliates within the IXIS Asset Management North America, L.P. affiliation. Accordingly, the list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Vaughan Nelson during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Vaughan Nelson pursuant to the Advisers Act (File No. 801-51795; IARD/CRD No. 106975).

Name of Advisor	Name of Individual	Business and Other Connections
Jennison Associates (“Jennison”)	Dennis M. Kass	Director, Chairman and Chief Executive Officer.
Chairman and Manager of Quantitative Management Associates LLC (“QM”); Director and Vice President of Prudential Investment Management, Inc. (“PIM”); and Signatory Second Vice President of The Prudential Insurance Company of America (“PICA”)

Jennison	Spiros Segalas	Director, President and Chief Investment Officer.

Jennison	Ronald K. Andrews	Director.
Senior Vice President of Prudential Investments LLC; Senior Vice President of American Skandia Investment Services, Incorporated; Senior Vice President of American Skandia Advisory Services, Inc.; and Manager of QM.

Jennison	Timothy J. Knierim	Director.
Assistant Secretary of PIM Warehouse, Inc. (“PIMW”); Corporate Secretary of Pramerica Financial Asia Limited; Secretary of Prudential Latin American Investments, Ltd.; Secretary and Vice President of Residential Information Services, Inc.; Signatory Assistant Secretary of PICA; Vice President and Assistant Secretary of PIM; and Manager of QM.

Jennison	Bernard B. Winograd	Director
Director, Chief Executive Officer and President of PIM; Director and Vice President of Prudential Asset Management Holding Company. Director and Chairman of PIMW; Director and Chairman of PIC Holdings Limited; Executive Vice President of Prudential Investment Management Services LLC; Director and President of PIM Investments, Inc.; President of PIM Foreign Investments, Inc.; Signatory Second Vice President of PICA; and Manager of QM.

Jennison	Mirry M. Hwang	Secretary, Vice President and Corporate Counsel

Jennison	Kenneth Moore	Treasurer, Senior Vice President and Chief Financial Officer.
Chief Financial Officer, Manager and Vice President of QM; Vice President of PIM; Director of Prudential Trust Company (“PTC”); and Signatory Second Vice President of PICA.

Jennison	Blair A. Boyer	Executive Vice President.

Jennison	David Chan	Executive Vice President

Jennison	Michael A. Del Balso	Executive Vice President. Vice President of PTC.

Jennison	Thomas F. Doyle	Executive Vice President.

Jennison	Daniel J. Duane	Executive Vice President. Vice President of PTC.

Jennison	Susan F. Hirsch	Executive Vice President.

Jennison	Jonathan R. Longley	Executive Vice President.

Jennison	Mehdi A. Mahmud	Executive Vice President. Vice President of QM.

Jennison	Kathleen A. McCarragher	Executive Vice President. Vice President of PTC.

Jennison	Jeffrey P. Siegel	Executive Vice President.

Jennison	Andrew Goldberg	Senior Vice President. Vice President of QM.

Jennison	Scott L. Hayward	Senior Vice President.
Vice President of PIM and Vice President of QM.

Jennison	Leslie Rolison	Senior Vice President.

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Select Fund. PSD is a subsidiary of Pacific Life.

(b)

Name and Principal	Positions and Offices	Positions and Offices
Business Address(15)	with Underwriter	with Registrant

Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Vice President	None

Gerald W. Robinson	Director, Chairman and CEO	None

John L. Dixon	Director and President	None

Thomas H. Oliver	Director	None

Thomas Gibbons	Vice President	None

Michael S. Graham	Vice President	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen Hunter	Vice President	None

Alyce F. Peterson	Vice President	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Peter S. Deering	Senior Vice President	None

S. Kendrick Dunn	Assistant Vice President	None

R. Lee Wirthlin	Vice President	None

Michael A. Bell	Senior Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President	None

Martha A. Gates	Vice President	None

Gail L. Cobin	Assistant Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or State Street Bank and Trust Company at 801 Pennsylvania, Kansas City, MO 64105.

     The identity of the person on the other side of the transaction required to be maintained by Registrant pursuant to Rule 17a-7 of the Investment Company Act of 1940 will be maintained by Pacific Life other than portfolios managed by AIM Capital Management, Inc., MFS Investment Management Mercury Advisors and Van Kampen. The information for AIM Capital Management, Inc. will be maintained by AIM at 11 Greenway Plaza, Houston, TX 77046. Further, AIM may keep information at Iron Mountain, 5530 Gulfton Street, Houston, TX 77081. The information for MFS Investment Management will be maintained by MFS at 500 Boylston Street, 20th Floor, Boston MA 02116. The information for Mercury Advisors will be maintained by Mercury at 800 Scudders Mill Road, Plainboro, NJ 08536. The information for Van Kampen will be maintained by Van Kampen at 1221 Avenue of the Americas, New York, NY 10020.

Item 29. Management Services

     Not applicable

Item 30. Undertakings

     The registrant hereby undertakes:

     Not applicable

(15)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the day of April 27, 2005.

PACIFIC SELECT FUND

By:

Glenn S. Schafer*
President

*By:	/s/ ROBIN S. YONIS
Robin S. Yonis,
as attorney-in-fact pursuant to
power
of attorney filed herewith.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on this 27th day of April, 2005.

PACIFIC SELECT FUND
By:
Glenn S. Schafer*
President

*By:	/s/ Robin S. Yonis
Robin S. Yonis, as attorney-in-fact
pursuant to power of attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 to the Registration Statement of Pacific Select Fund has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

Thomas C. Sutton*	Chairman and Trustee (Chief Executive Officer)	April 27, 2005
Brian D. Klemens*	Vice President and Treasurer (Vice President and Treasurer)	April 27, 2005
Glenn S. Schafer*	President and Trustee (President )	April 27, 2005
Richard L. Nelson*	Trustee	April 27, 2005
Lyman W. Porter*	Trustee	April 27, 2005
Alan Richards*	Trustee	April 27, 2005
Lucie H. Moore*	Trustee	April 27, 2005
G. Thomas Willis*	Trustee	April 27, 2005
Cecilia H. Herbert*	Trustee	April 27, 2005
Frederick L. Blackmon*	Trustee	April 27, 2005
Nooruddin S. Veerjee*	Trustee	April 27, 2005
/s/ Robin S. Yonis *Robin S. Yonis, as attorney-in-fact pursuant to power of attorney filed herewith		April 27, 2005

Pacific Select Fund Power of Attorney

The undersigned trustees and officers of Pacific Select Fund (the “Fund”) hereby appoint Robin S. Yonis, Diane N. Ledger, Sharon A. Cheever, David R. Carmichael, Jeffrey S. Puretz, Douglas P. Dick, Laurene E. MacElwee, and Katayoun Mobedshahi each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Fund and each series of the Fund, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Fund to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Fund and each series of the Fund, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Fund related to the above.

The undersigned trustees and officers of Pacific Select Fund hereby execute this Power of Attorney effective the 4th day of April, 2005.

NAME	TITLE

/s/ Thomas C. Sutton Thomas C. Sutton	Chairman and Trustee

/s/ Glenn S. Schafer Glenn S. Schafer	President and Trustee

/s/ Richard L. Nelson Richard L. Nelson	Trustee

/s/ Lyman W. Porter Lyman W. Porter	Trustee

/s/ Alan Richards Alan Richards	Trustee

/s/ Lucie H. Moore Lucie H. Moore	Trustee

/s/ G. Thomas Willis G.Thomas Willis	Trustee

/s/ Cecilia H. Herbert Cecilia H. Herbert	Trustee

/s/ Frederick L. Blackmon Frederick L. Blackmon	Trustee

/s/ Nooruddin S. Veerjee Nooruddin S. Veerjee	Trustee

/s/ Brian D. Klemens Brian D. Klemens	Vice President and Treasurer